CORE FIXED Income Series

Gartmore GVIT Government Bond Fund

Gartmore GVIT Money Market Fund

                                                                  [LOGO OMITTED]

FundPROSPECTUS

[LOGO OMITTED] May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           WWW.GARTMOREFUNDS.COM

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[BLANK PAGE]

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TABLE OF CONTENTS


               3     SECTION 1 - FUND SUMMARIES AND PERFORMANCE
                     Gartmore GVIT Government Bond Fund
                     Gartmore GVIT Money Market Fund
                     Key Terms


              10     SECTION 2 - FUND DETAILS
                     Additional Information about Investments, Investment
                       Techniques and Risks


              12     SECTION 3 - FUND MANAGEMENT
                     Investment Adviser
                     Portfolio Management
                     Additional Information about the Portfolio Managers

              13     SECTION 4 - INVESTING WITH GARTMORE
                     Choosing a Share Class
                     Purchase Price
                     Fair Valuation
                     In-Kind Purchases
                     Selling Shares
                     Restrictions on Sales
                     Excessive or Short-Term Trading
                     Monitoring of Trading Activity
                     Restrictions on Transactions
                     Short-Term Trading Fees
                     Distribution and Services Plans
                     Revenue Sharing


              18     SECTION 5 - DISTRIBUTIONS AND TAXES
                     Dividends and Distributions
                     Tax Status

              19     SECTION 6 - FINANCIAL HIGHLIGHTS

     BACK COVER      ADDITIONAL INFORMATION


                                               CORE FIXED INCOME SERIES  |    1

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Gartmore GVIT Core Fixed Series

INTRODUCTION TO THE CORE FIXED
INCOME SERIES

This prospectus provides information about two funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"):

Gartmore GVIT Government Bond Fund
Gartmore GVIT Money Market Fund

These Funds are primarily intended:

o to help investors seek current income through investments in various government, corporate and short-term debt securities

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.


A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

o Class I
o Class II*
o Class III*
o Class IV
o Class V**
o Class ID**

 * Gartmore GVIT Money Market Fund currently does not offer Class II and Class III shares.

** Gartmore GVIT Government Bond Fund currently does not offer Class V and
   Class ID shares.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with
Gartmore: Choosing a Share Class on page 13.

KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 9.


2  |  CORE FIXED INCOME SERIES


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SECTION 1 | Gartmore GVIT Government Bond Fund Summary and Performance

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund's management seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.


In selecting investments for the Fund, the portfolio manager uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted MATURITY of five to nine years, and an average portfolio DURATION of four to six years.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

If the value of the Fund's investments goes down, you may lose money.


                                                CORE FIXED INCOME SERIES  |    3


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SECTION 1 | Gartmore GVIT Government Bond Fund Summary and Performance (CONT.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1996                      3.5%
1997                      9.7%
1998                      8.9%
1999                     -2.4%
2000                     12.5%
2001                      7.3%
2002                     11.0%
2003                      2.0%
2004                      3.3%
2005                      3.3%

BEST QUARTER:            5.6% - 3RD QTR. OF 2002


WORST QUARTER:           -2.5% - 2ND QTR. OF 2004



AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:

                             1 YR          5 YRS       10 YRS (1)
--------------------------------------------------------------------------------
Class I shares(1)           3.26%          5.30%         5.81%
--------------------------------------------------------------------------------
Class II shares(2)          3.01%          5.04%         5.53%
--------------------------------------------------------------------------------
Class III shares(2)         3.18%          5.31%         5.81%
--------------------------------------------------------------------------------
Class IV shares(2)          3.17%          5.29%         5.80%
--------------------------------------------------------------------------------
The Merrill Lynch
Government Master Index(3)  2.66%          5.33%         5.91%
--------------------------------------------------------------------------------

(1) The previously existing shares of the Fund were designated Class I shares as of May 1, 2001.


(2) Returns until the creation of Class II shares (July 8, 2002), Class III shares (May 20, 2002), and Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II, Class III, and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. Returns for Class III shares do not reflect applicable short-term trading fees. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 14 for more information.


(3) The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.


4  |  CORE FIXED INCOME SERIES


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SECTION 1 | Gartmore GVIT Government Bond Fund Summary and Performance (CONT.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.

                                        CLASS I CLASS II  CLASS III  CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                  N/A      N/A      N/A      N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed)(2)                              N/A      N/A    1.00%      N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                     0.48%    0.48%    0.48%    0.48%
    Distribution and/or
    Service (12b-1) Fees                 None    0.25%     None     None
--------------------------------------------------------------------------------
Other Expenses(3)                       0.25%    0.25%    0.25%    0.25%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                      0.73%    0.98%    0.73%    0.73%
--------------------------------------------------------------------------------


(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
    Section 4, Investing with Gartmore: Short-Term Trading Fees on page 14.

(3) "Other Expenses" include administrative services fees which currently are 0.14% for all share classes, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 0.84%, 1.09%, 0.84% and 0.79% for Class I, Class II, Class III and Class IV shares, respectively.



EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YR     3 YRS     5 YRS    10 YRS
--------------------------------------------------------------------------------
Class I                       $75      $233      $406     $906
--------------------------------------------------------------------------------
Class II                      100       312       542    1,201
--------------------------------------------------------------------------------
Class III                      75       233       406      906
--------------------------------------------------------------------------------
Class IV                       75       233       406      906
--------------------------------------------------------------------------------


                                                  CORE FIXED INCOME SERIES  |  5


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SECTION 1 | Gartmore GVIT Money Market Fund Summary and Performance

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES


The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations denominated in United States dollars and maturing in 397 days or less. These money market obligations primarily include:


o COMMERCIAL PAPER and other FIXED-INCOME SECURITIES issued by U.S. and foreign corporations
o ASSET-BACKED SECURITIES comprised of commercial paper
o U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES
o obligations of foreign governments
o commercial paper issued by states and municipalities
o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks

All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average MATURITY will be 90 days or less. Because the Fund invests in short-term securities, the portfolio manager generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.


PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that that income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other risks of investing in the Fund include:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated instruments.

PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

SHARE REDUCTION RISK - in order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

OBLIGATIONS OF FOREIGN GOVERNMENTS - certain foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


6  |  CORE FIXED INCOME SERIES


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SECTION 1 | Gartmore GVIT Money Market Fund Summary and Performance (CONT.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1996                 5.1%
1997                 5.3%
1998                 5.3%
1999                 4.8%
2000                 6.0%
2001                 3.6%
2002                 1.2%
2003                 0.6%
2004                 0.8%
2005                 2.7%

BEST QUARTER:            1.6% - 4TH QTR. OF 2000

WORST QUARTER:           0.1% - 3RD QTR. OF 2003


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                             1 YR          5 YRS        10 YRS
--------------------------------------------------------------------------------
Class I shares(1)           2.67%          1.78%         3.52%
--------------------------------------------------------------------------------
Class IV shares(2)          2.82%          1.85%         3.56%
--------------------------------------------------------------------------------
Class V shares(2)           2.75%          1.83%         3.55%
--------------------------------------------------------------------------------
Class ID shares(2)          2.67%          1.78%         3.52%
--------------------------------------------------------------------------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.


(2) Returns until the creation of Class IV shares (April 28, 2003), Class V shares (October 21, 2002), and Class ID shares (May 1, 2006) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what Class IV, Class V, and Class ID shares would have produced because all classes of shares invest in the same portfolio of securities. The performance prior to the creation of Class IV shares, Class V shares, and Class ID shares has not been adjusted to reflect lower expenses than Class I shares.



                                                  CORE FIXED INCOME SERIES  |  7


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SECTION 1 | Gartmore GVIT Money Market Fund Summary and Performance (CONT.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.


                                       CLASS I  CLASS IV  CLASS V  CLASS ID
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                  N/A      N/A      N/A      N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                     0.39%    0.39%    0.39%    0.39%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                         None     None     None     None
--------------------------------------------------------------------------------
    Other Expenses(2)                   0.26%    0.26%    0.18%    0.11%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                0.65%    0.65%    0.57%    0.50%
--------------------------------------------------------------------------------
Amount of Fee Waiver /
Expense Reimbursement                    None    0.15%     None     None
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER FEE WAIVERS/
EXPENSE REIMBURSEMENTS)(3)              0.65%    0.50%    0.57%    0.50%
--------------------------------------------------------------------------------


(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract's prospectus.


(2) "Other Expenses" include administrative services fees which currently are 0.15%, 0.15% and 0.07% for Class I, Class IV and Class V shares, respectively. The Fund's Administrative Services Plan permits Class I, Class IV and Class V shares to pay a maximum administrative services fee of 0.25%, 0.20% and 0.10%, respectively. The maximum administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waiver and/or reimbursements, would be 0.75%, 0.55% and 0.60% for Class I, Class IV, and Class V shares, respectively. Class ID shares do not pay an administrative services fee.

(3) GMF and the Fund have entered into a written contract limiting operating expenses from exceeding 0.50% on Class IV shares until at least May 1, 2007. Certain Fund expenses are excluded from this expense limitation (such as taxes, interest, brokerage commissions, short-sale dividend expenses, administrative services fees and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses). Therefore, actual "Total Annual Fund Operating Expenses (after fee waivers/ expense reimbursements)" may exceed this expense cap amount. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.



EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and expense limitations through May 1, 2007. Although a shareholder's actual costs may be higher or lower, based on these assumptions the costs would be:


                            1 YR     3 YRS     5 YRS    10 YRS
--------------------------------------------------------------------------------
Class I                       $66      $208      $362     $810
--------------------------------------------------------------------------------
Class IV                       51       193       347      796
--------------------------------------------------------------------------------
Class V                        58       183       318      714
--------------------------------------------------------------------------------
Class ID                       51       160       280      628
--------------------------------------------------------------------------------


8  |  CORE FIXED INCOME SERIES


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KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

COMMERCIAL PAPER - short-term debt instruments, usually unsecured, issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and is acquired at either a discount or is interest bearing.

CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

INVESTMENT-GRADE - the four highest rating categories of nationally recognized rating agencies, including Moody's, Standard & Poor's and Fitch.


MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.


                                                 CORE FIXED INCOME SERIES  |   9

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES
AND RISKS

ASSET-BACKED SECURITIES - each of the Funds may invest in asset-backed securities. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.


CREDIT RISK - each of the Funds has the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments.

EVENT RISK - each of the Funds has the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


FLOATING- AND VARIABLE-RATE SECURITIES - each of the Funds may invest in securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date.

Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. Securities that are callable are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the proceeds may be required to invest in lower yielding securities that reduce a Fund's income. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.



INTEREST RATE RISK - each of the Funds has the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Gartmore GVIT Government Bond Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MORTGAGE-BACKED SECURITIES - each of the Funds may invest in these fixed-income securities that represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall.
This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


REPURCHASE AGREEMENTS - each of the Funds may enter into a repurchase agreement, whereby the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back as a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund. Securities lending is used to enhance the Fund's returns or manage its risks.



10  |  CORE FIXED INCOME SERIES

TEMPORARY INVESTMENTS (GARTMORE GVIT GOVERNMENT BOND FUND) - the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o short-term U.S. government securities
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks
o prime quality commercial paper
o repurchase agreements covering any of the securities in which the Fund may invest in directly, and
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - each of the Funds may invest in U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates
o tthe Federal Home Loan Banks
o the Federal National Mortgage Association ("FNMA")
o the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC ")
o the Federal Farm Credit Banks


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

ZERO COUPON BONDS (GARTMORE GVIT GOVERNMENT BOND FUND) - these securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. To avoid federal income tax liability, a fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


                                                CORE FIXED INCOME SERIES  |   11

SECTION 3 | Fund Management

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust ("GMF"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for Gartmore GVIT Government Bond Fund and Gartmore GVIT Money Market Fund. Gartmore Mutual Fund Capital Trust was organized in 1999 as an investment adviser for mutual funds.

GMF is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.


Each Fund pays GMF a management fee based on the Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended December 31, 2005, expressed as a percentage of a Fund's average daily net assets and taking into account any applicable waivers, were as follows:


--------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                                     0.48%
--------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund                                        0.38%
--------------------------------------------------------------------------------


A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.



PORTFOLIO MANAGEMENT

GARTMORE GVIT GOVERNMENT BOND FUND

Gary R. Hunt, CFA, has managed the GVIT Government Bond Fund since 1997. He also manages the Gartmore Government Bond Fund and the Nationwide Global Funds - U.S. Government Bond Fund, an offshore Fund. Mr. Hunt joined Nationwide, an affiliated of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency, and Agency Mortgage Backed sector for Nationwide.

GARTMORE GVIT MONEY MARKET FUND


Karen G. Mader is the portfolio manager of the Gartmore GVIT Money Market Fund, which she has managed since 1987. Ms. Mader also manages the Gartmore GVIT Money Market Fund II for the Trust.


ADDITIONAL INFORMATION ABOUT THE
PORTFOLIO MANAGERS


The SAI provides additional information about the compensation of the Gartmore GVIT Government Bond Fund's portfolio manager, other accounts managed by him and his ownership of securities in the Fund(s) managed by him, if any.



12  |  CORE FIXED INCOME SERIES

SECTION 4 | Investing with Gartmore

CHOOSING A SHARE CLASS

Shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares of the Gartmore GVIT Government Bond Fund may be subject to a short-term trading fee as described below. For the Gartmore GVIT Government Bond Fund, insurance companies, including Nationwide, who may provide additional services entitling them to receive 12b-1 fees may sell Class II shares.

Class IV shares of the Gartmore GVIT Money Market Fund will be sold to certain separate accounts of:

o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) ("NLICA")
o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) ("NLACA")

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares of the Gartmore GVIT Money Market Fund are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance ("COLI") contracts. Shares of the Funds are not sold to individual investors.

Class ID shares for the Gartmore GVIT Money Market Fund currently are offered to the following Gartmore GVIT Investor Destinations Funds: the Aggressive Fund, the Moderately Aggressive Fund, the Moderate Fund, the Moderately Conservative Fund, and the Conservative Fund.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance or contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. For the Gartmore GVIT Government Bond Fund, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern
Time) on each day the Exchange is open for trading.


In calculating the NAV for the Gartmore GVIT Money Market Fund, the Fund's securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.


Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not determine NAV on the following days:

o New Year's Day
o Martin Luther King, Jr. Day
o Presidents' Day
o Good Friday
o Memorial Day
o Independence Day
o Labor Day
o Thanksgiving Day
o Christmas Day
o Other days when the New York Stock Exchange is closed

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.


                                                CORE FIXED INCOME SERIES  |   13

FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures for the Gartmore GVIT Government Bond Fund provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.


A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.


Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments, if applicable, more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.


By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.


IN-KIND PURCHASES

The Gartmore GVIT Money Money Market Fund may accept payment for shares in the form of securities that are permissible investments for such Funds.


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of Funds within a short time period) may:


o disrupt portfolio management strategies,
o increase brokerage and other transaction costs, and
o negatively affect Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the


14  |  CORE FIXED INCOME SERIES

Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds, such as these Funds, that hold significant investments in investments that may not be frequently traded such as those in which the Fund may invest. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAV that does not reflect appropriate fair value prices.


The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III shares of the Gartmore GVIT Government Bond Fund were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.


MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide separate accounts prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.



RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult your own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading
o reject transactions that violate a Fund's excessive trading policies or its exchange limits

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Class III shares were created with short-term trading fees specifically for use with newer variable insurance contracts where state law may have prevented the application of new fees to variable insurance contracts that had already been issued. Accordingly, the Funds uniformly will assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III shares for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.


                                               CORE FIXED INCOME SERIES  |    15

The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively impacted by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;
o variable insurance contract withdrawals or loans, including required minimum distributions; and
o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for expenses associated with: (1) distributing and selling Class II shares of a Fund; and (2) providing shareholder services. Under that Distribution Plan, the Gartmore GVIT Government Bond Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Funds, except Class ID shares of the Gartmore GVIT Money Market Fund, are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum fee of 0.25% with respect to Class I, Class II and Class III shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

REVENUE SHARING


GMF and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related distribution services provided by:


o insurance companies that offer sub-accounts in the Funds as underlying investment options in variable insurance contracts
o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related distribution services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract sub-accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


16  |  CORE FIXED INCOME SERIES

The recipients of such incentives may include:

o GDSI and other affiliates of GMF
o broker-dealers and other financial intermediaries that sell such variable insurance contracts
o insurance companies that include shares of the Funds as underlying sub-account options

Payments may be based on current or past sales of sub-accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific sub-accounts representing shares of a Fund to you instead of recommending options offered by competing sub-account providers or insurance companies, or
o sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.


Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts that feature sub-accounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of Gartmore) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


                                                CORE FIXED INCOME SERIES  |   17

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The Fund(s) intend to calculate income dividends daily and pay income dividends to you monthly. Any net capital gains realized by the Funds from the sale of their portfolio securities will be declared and paid to shareholders annually.

TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.


Please refer to the SAI for more information regarding the tax treatment of the Funds.


18  |  CORE FIXED INCOME SERIES

SECTION 6 | Gartmore GVIT Government Bond Fund Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in its annual report, which is available upon request.

                                                         INVESTMENT ACTIVITIES                          DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Net
                                                            Realized and
Selected Data                      Net Asset          Net     Unrealized
for Each Share                        Value,   Investment          Gains    Total from           Net         Net
of Capital                         Beginning       Income    (Losses) on    Investment    Investment    Realized            Total
Outstanding                        of Period       (Loss)    Investments    Activities        Income       Gains    Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)      $11.44         0.58           0.24          0.82         (0.58)      (0.02)           (0.60)
Year Ended December 31, 2002          $11.66         0.53           0.72          1.25         (0.53)      (0.10)           (0.63)
Year Ended December 31, 2003 (d)      $12.28         0.50          (0.25)         0.25         (0.38)      (0.02)           (0.40)
Year Ended December 31, 2004          $12.13         0.47          (0.08)         0.39         (0.66)      (0.24)           (0.90)
Year Ended December 31, 2005          $11.62         0.43          (0.06)         0.37         (0.43)      (0.02)           (0.45)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (e)    $11.88         0.18           0.55          0.73         (0.26)      (0.09)           (0.35)
Year Ended December 31, 2003 (d)      $12.26         0.47          (0.25)         0.22         (0.36)      (0.02)           (0.38)
Year Ended December 31, 2004          $12.10         0.44          (0.08)         0.36         (0.63)      (0.24)           (0.87)
Year Ended December 31, 2005          $11.59         0.40          (0.06)         0.34         (0.40)      (0.02)           (0.42)
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (f)    $11.75         0.36           0.67          1.03         (0.41)      (0.10)           (0.51)
Year Ended December 31, 2003 (d)      $12.27         0.50          (0.24)         0.26         (0.37)      (0.02)           (0.39)
Year Ended December 31, 2004 (d)      $12.14         0.46          (0.07)         0.39         (0.66)      (0.24)           (0.90)
Year Ended December 31, 2005          $11.63         0.40          (0.04)         0.36         (0.43)      (0.02)           (0.45)
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (g)    $12.29         0.34          (0.24)         0.10         (0.26)         --            (0.26)
Year Ended December 31, 2004          $12.13         0.46          (0.07)         0.39         (0.66)      (0.24)           (0.90)
Year Ended December 31, 2005          $11.62         0.43          (0.07)         0.36         (0.43)      (0.02)           (0.45)
------------------------------------------------------------------------------------------------------------------------------------

[RESTUB]

                                                                     RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratio of Net
                                                                                     Ratio     Ratio of     Investment
                                                                                    of Net     Expenses  Income (Loss)
                                       Net                                      Investment    (Prior to      (Prior to
Selected Data                        Asset            Net Assets     Ratio of       Income   Reimburse-     Reimburse-
for Each Share                      Value,                at End     Expenses    (Loss) to    ments) to      ments) to
of Capital                          End of    Total    of Period   to Average      Average  Average Net    Average Net    Portfolio
Outstanding                         Period   Return       (000s)   Net Assets   Net Assets   Assets (a)     Assets (a)  Turnover (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)    $11.66    7.25%   $1,301,828        0.66%        5.21%        0.73%          5.14%       55.80%
Year Ended December 31, 2002        $12.28   10.98%   $1,982,676        0.73%        4.53%        0.73%          4.53%       49.00%
Year Ended December 31, 2003 (d)    $12.13    2.00%   $1,488,089        0.73%        4.12%          (j)            (j)       40.46%
Year Ended December 31, 2004        $11.62    3.26%   $1,222,615        0.73%        3.75%          (j)            (j)       69.37%
Year Ended December 31, 2005        $11.54    3.26%   $1,117,512        0.73%        3.65%          (j)            (j)       87.79%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (e)  $12.26 6.16%(h)      $10,111     0.97%(i)     3.93%(i)          (j)            (j)       49.00%
Year Ended December 31, 2003 (d)    $12.10    1.77%      $20,998        0.98%        3.85%          (j)            (j)       40.46%
Year Ended December 31, 2004        $11.59    3.01%      $17,643        0.98%        3.50%          (j)            (j)       69.37%
Year Ended December 31, 2005        $11.51    3.01%      $15,765        0.98%        3.40%          (j)            (j)       87.79%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (f)  $12.27 8.84%(h)       $7,625     0.73%(i)     4.12%(i)          (j)            (j)       49.00%
Year Ended December 31, 2003 (d)    $12.14    2.11%       $4,369        0.73%        4.10%          (j)            (j)       40.46%
Year Ended December 31, 2004 (d)    $11.63    3.27%       $6,854        0.73%        3.72%          (j)            (j)       69.37%
Year Ended December 31, 2005        $11.54    3.18%      $10,604        0.73%        3.66%          (j)            (j)       87.79%
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (g)  $12.13 0.84%(h)      $43,244     0.70%(i)     4.07%(i)          (j)            (j)       40.46%
Year Ended December 31, 2004        $11.62    3.27%      $41,019        0.73%        3.74%          (j)            (j)       69.37%
Year Ended December 31, 2005        $11.53    3.17%      $39,264        0.73%        3.65%          (j)            (j)       87.79%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d) Net investment income (loss) is calculated based on average shares outstanding during the period.
(e) For the period from July 8, 2002 (commencement of operations) through December 31, 2002.
(f) For the period from May 20, 2002 (commencement of operations) through December 31, 2002.
(g) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(h) Not annualized.
(i) Annualized.
(j) There were no fee reductions during the period.


                                                CORE FIXED INCOME SERIES  |   19

SECTION 6 | Gartmore GVIT Money Market Fund Financial Highlights

                                                 INVESTMENT ACTIVITIES          DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
                                         Net                                                             Net
Selected Data                          Asset          Net                                              Asset
for Each Share                        Value,   Investment   Total from          Net                   Value,
of Capital                         Beginning       Income   Investment   Investment           Total   End of       Total
Outstanding                        of Period       (Loss)   Activities       Income   Distributions   Period      Return
--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)       $1.00         0.04         0.04       (0.04)          (0.04)    $1.00       3.60%
Year Ended December 31, 2002           $1.00         0.01         0.01       (0.01)          (0.01)    $1.00       1.21%
Year Ended December 31, 2003           $1.00         0.01         0.01       (0.01)          (0.01)    $1.00       0.63%
Year Ended December 31, 2004           $1.00         0.01         0.01       (0.01)          (0.01)    $1.00       0.81%
Year Ended December 31, 2005           $1.00         0.03         0.03       (0.03)          (0.03)    $1.00       2.67%
--------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (c)     $1.00          (e)          (e)          (e)             (e)    $1.00    0.46%(f)
Year Ended December 31, 2004           $1.00         0.01         0.01       (0.01)          (0.01)    $1.00       0.94%
Year Ended December 31, 2005           $1.00         0.03         0.03       (0.03)          (0.03)    $1.00       2.82%
--------------------------------------------------------------------------------------------------------------------------
CLASS V SHARES
Period Ended December 31, 2002 (d)     $1.00          (e)          (e)          (e)             (e)    $1.00    0.22%(f)
Year Ended December 31, 2003           $1.00         0.01         0.01       (0.01)          (0.01)    $1.00       0.71%
Year Ended December 31, 2004           $1.00         0.01         0.01       (0.01)          (0.01)    $1.00       0.89%
Year Ended December 31, 2005           $1.00         0.03         0.03       (0.03)          (0.03)    $1.00       2.75%
--------------------------------------------------------------------------------------------------------------------------

[RESTUB]

                                                           RATIO/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
                                                                     Ratio       Ratio of
                                                                    of Net       Expenses     Income (Loss)
                                          Net                   Investment      (Prior to         (Prior to
Selected Data                          Assets      Ratio of         Income     Reimburse-        Reimburse-
for Each Share                         at End      Expenses      (Loss) to      ments) to         ments) to
of Capital                          of Period    to Average    Average Net    Average Net       Average Net
Outstanding                            (000s)    Net Assets         Assets     Assets (a)        Assets (a)
-----------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)   $2,869,354         0.55%          3.41%          0.61%             3.35%
Year Ended December 31, 2002       $2,436,783         0.62%          1.21%          0.62%             1.21%
Year Ended December 31, 2003       $1,573,895         0.63%          0.63%            (h)               (h)
Year Ended December 31, 2004       $1,223,530         0.62%          0.79%            (h)               (h)
Year Ended December 31, 2005       $1,173,301         0.65%          2.63%            (h)               (h)
-----------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (c)   $103,515      0.50%(g)       0.67%(g)       0.63%(g)          0.55%(g)
Year Ended December 31, 2004          $84,415         0.50%          0.91%          0.62%             0.79%
Year Ended December 31, 2005          $74,115         0.50%          2.76%          0.65%             2.62%
-----------------------------------------------------------------------------------------------------------
CLASS V SHARES
Period Ended December 31, 2002 (d)   $324,950      0.56%(g)       1.11%(g)            (h)               (h)
Year Ended December 31, 2003         $365,299         0.55%          0.70%            (h)               (h)
Year Ended December 31, 2004         $479,706         0.55%          0.92%            (h)               (h)
Year Ended December 31, 2005         $318,973         0.57%          2.69%            (h)               (h)
-----------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(d) For the period from October 21, 2002 (commencement of operations) through December 31, 2002.
(e) The amount is less than $0.005.
(f) Not annualized.
(g) Annualized.
(h) There were no fee reductions during the period.


20  |  CORE FIXED INCOME SERIES

 [BLANK PAGE]

INFORMATION FROM GARTMORE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:


o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o Semiannual Reports


To obtain a document free of charge, call 800-848-6311 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its Website.


INFORMATION FROM THE SECURITIES AND
EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o on the SEC's EDGAR database via the Internet at www.sec.gov
o by electronic request to publicinfo@sec.gov
o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)
o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428

                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       (C)2006 GARTMORE GLOBAL INVESTMENTS. ALL RIGHTS RESERVED.


                                                              PR-GVIT-CFX [5/06]

CORE EQUITY Series

Gartmore GVIT Growth Fund

Gartmore GVIT Mid Cap Growth Fund

Gartmore GVIT Nationwide Fund





                                                                  [LOGO OMITTED]





FundPROSPECTUS



[LOGO OMITTED] | May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.





                                                           WWW.GARTMOREFUNDS.COM

[BLANK PAGE]

                               TABLE OF CONTENTS




           3     SECTION 1 - FUND SUMMARIES AND PERFORMANCE

                 Gartmore GVIT Growth Fund

                 Gartmore GVIT Mid Cap Growth Fund

                 Gartmore GVIT Nationwide Fund

                 Key Terms

          12     SECTION 2 - FUND DETAILS

                 Additional Information about Investments, Investment Techniques and Risks

          14     SECTION 3 - FUND MANAGEMENT

                 Investment Adviser

                 Portfolio Management

                 Additional Information about the Portfolio Managers

          15     SECTION 4 - INVESTING WITH GARTMORE

                 Choosing a Share Class

                 Purchase Price

                 Fair Valuation

                 Selling Shares

                 Restrictions on Sales

                 Excessive or Short-Term Trading

                 Monitoring of Trading Activity

                 Restrictions on Transactions

                 Short-Term Trading Fees

                 Distribution and Services Plans

                 Revenue Sharing

          20     SECTION 5 - DISTRIBUTIONS AND TAXES

                 Dividends and Distributions

                 Tax Status

          21     SECTION 6 - FINANCIAL HIGHLIGHTS

  BACK COVER     ADDITIONAL INFORMATION



                                                        CORE EQUITY SERIES  |  1

Gartmore GVIT Core Equity Series



INTRODUCTION TO THE CORE EQUITY SERIES

This prospectus provides information about three funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"):

Gartmore GVIT Growth Fund

Gartmore GVIT Mid Cap Growth Fund

Gartmore GVIT Nationwide Fund

These Funds are primarily intended:

o To offer a selection of investment options using equity investments across a spectrum of market capitalizations

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

o    Class I

o    Class II*

o    Class III*

o    Class IV

* The Gartmore GVIT Growth Fund currently does not offer Class II and Class III shares.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with
Gartmore: Choosing a Share Class on page 15.

KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 11.



2  |  CORE EQUITY SERIES

SECTION 1 | Gartmore GVIT Growth Fund Summary and Performance



OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

The Fund invests primarily in COMMON STOCKS issued by LARGE-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The portfolio managers use research to determine if particular industries and individual companies are well positioned for long-term growth in an effort to identify those that appear to have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

In selecting securities, the portfolio managers consider a range of factors relating to a particular company that may include:

o    financial strength

o    competitive position in its industry

o    projected future earnings

o    cash flow

The Fund typically sells securities if:

o    earnings expectations or outlook for earnings deteriorate

o    their prices fail to increase as anticipated or become unusually volatile

o    more favorable opportunities are identified

The Fund may engage in active trading.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.



                                                        CORE EQUITY SERIES  |  3

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES (1)



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1996                26.1%

1997                34.5%

1998                30.0%

1999                 4.3%

2000               -26.5%

2001               -28.1%

2002               -28.7%

2003                32.7%

2004                 8.2%

2005                 6.5%



 BEST QUARTER:           20.5% - 4TH QTR. OF 1998

 WORST QUARTER:         -28.3% - 1ST QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                                  1 YR          5 YRS       10 YRS
----------------------------------------------------------------------


Class I shares (2)               6.50%        -4.77%         2.84%
----------------------------------------------------------------------


Class IV shares (3)              6.50%        -4.77%         2.84%
----------------------------------------------------------------------


Russell 1000(R) Growth Index (4) 5.26%        -3.58%         6.73%
----------------------------------------------------------------------

------------
(1)  The Fund commenced operations on April 15, 1992.

(2) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(3) Returns until the creation of Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what Class IV shares would have produced during this period because both classes of shares invest in the same portfolio of securities.

(4) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                                              CLASS I    CLASS IV
-----------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment) (1)                            N/A        N/A
-----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted
from Fund assets)
-----------------------------------------------------------------------
    Management Fees                           0.60%      0.60%
-----------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                              None       None
-----------------------------------------------------------------------
    Other Expenses (2)                        0.27%      0.27%
-----------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES          0.87%      0.87%
-----------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) "Other Expenses" include administrative services fees which currently are 0.14% for both share classes, but which are permitted to be as high as 0.25% with respect to Class I shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amount of administrative services fees were charged, total operating expenses would be 0.98% and 0.93% for Class I and Class IV shares, respectively.

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, and that the Fund's operation expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                            1 YR     3 YRS     5 YRS   10 YRS
-------------------------------------------------------------------
Class I                      $89      $278      $482   $1,073
-------------------------------------------------------------------
Class IV                      89       278       482    1,073
-------------------------------------------------------------------





4 |  CORE EQUITY SERIES

SECTION 1 | Gartmore GVIT Mid Cap Growth Fund Summary and Performance



OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES issued by MID-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In pursuing the Fund's objective, the management seeks `'growth" companies that appear to be reasonably priced, using several of the following characteristics:

o consistent above-average earnings growth and superior forecasted growth versus the market

o    financial stability and strength

o    a healthy balance sheet

o    strong competitive advantage within a company's industry

o    positive investor sentiment

o    relative market value

o    strong management team

The Fund may sell securities based on the following criteria:

o    change in company fundamentals

o    cheaper attractive stocks become available

o    financial strength and stability weaken

While the Fund may also sell a security if its MARKET CAPITALIZATION exceeds the definition of mid-cap companies, it is not required to sell solely because of that fact.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Midcap Growth(R) Index, or other funds with similar investment objectives and strategies.

MID-CAP RISK - results from investing in stocks of mid-sized companies, which are the Fund's primary investments. Because mid-cap stocks may be less stable in price and less liquid than those of larger, more established companies, the Fund's investments in mid-cap stocks can involve greater risk.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.



                                                         CORE EQUITY SERIES  | 5

SECTION 1 | Gartmore GVIT Mid Cap Growth Fund Summary and Performance (CONT.)



PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS IV SHARES (1)



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1996               21.0%

1997               21.2%

1998                8.0%

1999               16.0%

2000               38.2%

2001               -3.4%

2002              -22.4%

2003               38.8%

2004               15.3%

2005                9.8%


Best Quarter: 21.2% - 4th Quarter of 2001
Worst Quarter: -19.2% - 3rd Quarter of 2002

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                                        1 YR      5 YRS     10 YRS
----------------------------------------------------------------------
Class I shares (2)                      9.74%     5.67%     12.83%
----------------------------------------------------------------------
Class II shares (2)                     9.60%     5.48%     12.14%
----------------------------------------------------------------------
Class III shares (2)                    9.73%     5.69%     12.84%
----------------------------------------------------------------------
Class IV shares                         9.82%     5.69%     12.84%
----------------------------------------------------------------------
Russell MidCap(R) Growth Index (3)     12.10%     1.38%      9.27%
----------------------------------------------------------------------

------------
(1) The Fund's predecessor, Market Street Mid Cap Growth Portfolio (the Portfolio"), commenced operations on May 1, 1989. As of April 28, 2003, the Strong GVIT Mid Cap Growth Fund (renamed Gartmore GVIT Mid Cap Growth Fund) acquired all the assets, subject to stated liabilities of the MS Portfolio. As a result, the performance of the Gartmore GVIT Mid Cap Growth Fund was restated to reflect the previous performance of the MS Portfolio because the MS Portfolio was the survivor for performance purposes. The performance of the Strong GVIT Mid Cap Growth Fund prior to April 28, 2003 is no longer reflected when performance is presented for the Fund.

(2) Returns until April 28, 2003 are based on the previous performance of the MS Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the MS Portfolio's assets by the Fund and restatement of the performance of Class I, II, and III shares. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 15 for more information.

(3) The Russell Midcap(R) Growth Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.



6  |  CORE EQUITY SERIES

SECTION 1 | Gartmore GVIT Mid Cap Growth Fund Summary and Performance (CONT.)



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                                     CLASS I   CLASS II   CLASS III   CLASS IV
-------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)              N/A       N/A         N/A        N/A
-------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed) (2)                          N/A       N/A       1.00%        N/A
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
-------------------------------------------------------------------------------
    Management Fees                  0.74%     0.74%       0.74%      0.74%
-------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                      None     0.25%        None       None
-------------------------------------------------------------------------------
Other Expenses (3)                   0.27%     0.16%       0.27%      0.27%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (BEFORE FEE WAIVERS/
EXPENSE REIMBURSEMENTS)              1.01%     1.15%       1.01%      1.01%
-------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement                  N/A       N/A         N/A      0.06%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER FEE WAIVERS/
EXPENSE REIMBURSEMENTS) (4)          1.01%     1.15%       1.01%      0.95%
-------------------------------------------------------------------------------

------------
(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
     Section 4, Investing with Gartmore: Short-Term Trading Fees beginning on page 17.

(3) "Other Expenses" include administrative services fees which currently are 0.15%, 0.04%, 0.15%, and 0.15% for Class I, Class II, Class III and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.11 %, 1.36%, 1.11%, and 1.00% for Class I, Class II, Class III and Class IV shares, respectively.

(4) GMF and the Fund have entered into a written contract limiting operating expenses from exceeding 0.95% for the Fund's Class IV Shares until at least May 1, 2007. Certain Fund expenses are excluded from this expense limitation (such as taxes, interest, brokerage commissions, short-sale dividend expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses). Therefore, actual "Total Annual Fund Operating Expenses (after fee waivers/expense reimbursements) may exceed this expense cap amount. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expense will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                            1 YR     3 YRS     5 YRS   10 YRS
--------------------------------------------------------------------------
Class I                     $103      $322      $558   $1,236
--------------------------------------------------------------------------
Class II                     117       365       633    1,398
--------------------------------------------------------------------------
Class III                    103       322       558    1,236
--------------------------------------------------------------------------
Class IV                      97       316       552    1,231
--------------------------------------------------------------------------





                                                        CORE EQUITY SERIES  |  7

SECTION 1 | Gartmore GVIT Nationwide Fund Summary and Performance



OBJECTIVE

The Fund seeks TOTAL RETURN through a flexible combination of capital appreciation and current income.

PRINCIPAL STRATEGIES

The Fund invests primarily in COMMON STOCKS and other EQUITY SECURITIES, using a multi-disciplined approach, which blends fundamental and quantitative investment techniques. The Fund is composed of TWO SLEEVES, or portions: a fundamentally managed core equity sleeve and a quantitative managed core equity sleeve. The fundamental sleeve uses both bottom-up quantitative research as well as quantitative inputs in constructing its portfolio; the quantitative sleeve seeks to moderate risk versus the Fund benchmark and may opportunistically "tilt" the core style slightly in the direction of either GROWTH or VALUE. The portfolio managers seek to invest in companies with one or more of the following characteristics:

o    above-average revenue growth

o    above-average earnings growth

o    consistent earnings growth

o    attractive valuation

In seeking total return, the portfolio managers seek returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains or losses relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio managers anticipate that capital gains or losses may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.

The portfolio managers generally sell a company's securities if:

o    the share price increases significantly.

o    the earnings outlook becomes less attractive

o    more favorable opportunities are identified

The Fund may engage in active trading.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.



8 |  CORE EQUITY SERIES

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES (1)



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1996                  21.8%

1997                  29.4%

1998                  18.1%

1999                   6.9%

2000                  -2.1%

2001                 -11.8%

2002                 -17.4%

2003                  27.5%

2004                   9.8%

2005                   7.4%



 BEST QUARTER:           17.0% - 4TH QTR. OF 1998

 WORST QUARTER:         -19.0% - 3RD QTR. OF 2002



AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                            1 YR          5 YRS         10 YRS
--------------------------------------------------------------------
Class I shares (2)          7.44%          1.85%          7.88%
--------------------------------------------------------------------
Class II shares (3)         7.04%          1.61%          7.62%
--------------------------------------------------------------------
Class III shares (3)        7.35%          1.88%          7.90%
--------------------------------------------------------------------
Class IV shares (3)         7.44%          1.85%          7.88%
--------------------------------------------------------------------
 S&P 500(R) Index (4)       4.91%          0.54%          9.08%
--------------------------------------------------------------------

------------
(1)  The Fund commenced operations on November 8, 1982.

(2) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(3) Returns until the creation of Class II shares (July 11, 2002), Class III shares (May 6, 2002), and Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes of shares invest in the same portfolio of securities. Performance returns for Class II shares have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class
     I. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with
     Gartmore: Short-Term Trading Fees on page17 for more information.

(4) The Standard & Poor's S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.



                                                        CORE EQUITY SERIES  |  9

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                                    CLASS I   CLASS II   CLASS III   CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)             N/A       N/A         N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed) (2)                         N/A       N/A       1.00%        N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                 0.57%     0.57%       0.57%      0.57%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                     None     0.25%        None       None
--------------------------------------------------------------------------------
    Other Expenses (3)              0.26%     0.26%       0.26%      0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                            0.83%     1.08%       0.83%      0.83%
--------------------------------------------------------------------------------

------------
(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
     Section 4, Investing with Gartmore: Short-Term Trading Fees beginning on page 17.

(3) "Other Expenses" include administrative services fees which currently are 0.14% for all share classes, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares, and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.94 %, 1.19%, 0.94% and 0.89% for Class I, Class II, Class III and Class IV shares, respectively.

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expense will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                            1 YR     3 YRS     5 YRS     10 YRS
----------------------------------------------------------------------------
Class I                      $85      $265      $460     $1,025
----------------------------------------------------------------------------
Class II                     110       343       595      1,317
----------------------------------------------------------------------------
Class III                     85       265       460      1,025
----------------------------------------------------------------------------
Class IV                      85       265       460      1,025
----------------------------------------------------------------------------




10  |  CORE EQUITY SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock. It may also include interests in real estate investment trusts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Russell 1000(R) Index, ranging from $563 million to $371.7 billion as of December 31, 2005.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MID-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $565 million to $18.4 billion as of December 31, 2005.

SLEEVE - represents the specific portion of a Fund that is managed according to a particular style.

SMALL-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

TOTAL RETURN - investment return that reflects either capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.



                                                       CORE EQUITY SERIES  |  11

SECTION 2 | Fund Details



ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES
AND RISKS

CONVERTIBLE SECURITIES - each of the Funds may invest in convertible securities. These are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEPOSITARY RECEIPTS - each of the Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

FOREIGN SECURITIES RISK (GARTMORE GVIT GROWTH FUND AND GARTMORE GVIT MID CAP GROWTH FUND) - foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o    political and economic instability

o    the impact of currency exchange rate fluctuations

o    reduced information about issuers

o    higher transaction costs

o    less stringent regulatory and accounting standards

o    delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SECURITIES LENDING - each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Funds' returns or manage its risks.

SMALL-CAP AND MID-CAP RISK - each of the Funds may invest in stocks of small-cap and mid-cap companies that trade, in general, in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap or mid-cap company may lose substantial value. Investing in small-cap and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

STOCK MARKET RISK - each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o    corporate earnings

o    production

o    management

o    sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

PORTFOLIO TURNOVER - each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.



12  |  CORE EQUITY SERIES

PREFERRED STOCK - each of the Funds may invest in a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

TEMPORARY INVESTMENTS - each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o    short-term U.S. government securities

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks

o    prime quality commercial paper

o repurchase agreements covering any of the securities in which the Fund may invest directly

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


WARRANTS - each of the Funds may invest in securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").



                                                       CORE EQUITY SERIES  |  13

SECTION 3 | Fund Management



NVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust ("GMF"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser. The adviser manages the investment of the Funds' assets and supervises the daily business affairs of the Funds.

GMF was organized in 1999 as an investment adviser for mutual funds. The adviser is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.

The Funds pay GMF a management fee on the respective Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended December 31, 2005 (including any fees paid to a subadviser), expressed as a percentage of a Fund's average daily net assets and taking into account any applicable waivers, were as follows:


FUND                                                      FEE
------------------------------------------------------------------------------
Gartmore GVIT Growth Fund                                0.60%
------------------------------------------------------------------------------
Gartmore GVIT Mid Cap Growth Fund                        0.72%
------------------------------------------------------------------------------
Gartmore GVIT Nationwide Fund                            0.57%
------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees annual reapproval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.

PORTFOLIO MANAGEMENT

GARTMORE GVIT GROWTH FUND

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000. Mr. Burtnick joined GMF in May 2002 from Brown Brothers Harriman & Company where he served as a risk manager in the private client group and portfolio manager from 2000 to 2002. From 1998 to 2002, he worked at Barra, Inc., a risk management firm, where he led a group which focused on portfolio construction and risk management issues for institutional investors and hedge funds.

GARTMORE GVIT MID CAP GROWTH FUND

Robert D. Glise, CFA, is the Gartmore GVIT Mid Cap Growth Fund's portfolio manager. As the portfolio manager, Mr. Glise is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Glise joined GMF in April 2002. Prior to April 2002, Mr. Glise was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MidCap Select Fund as well as co-manager of the Munder Small Company Growth Fund.

GARTMORE GVIT NATIONWIDE FUND



Gary D. Haubold, lead portfolio manager, oversees the fundamentally managed portion of the Fund, and Joseph A. Cerniglia, co-portfolio manager, oversees the quantitative portion of the Fund. Mr. Haubold and Mr. Cerniglia are responsible for day-to-day management of the Fund, including selection of the Fund's investments.

Mr. Haubold, CFA, has 20 years of investment experience and joined the Adviser in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. He currently also manages the Gartmore Small Cap Leaders Fund, Gartmore GVIT Nationwide Leaders Fund and co-manages the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund. Between 1997 and 2000, he was the senior portfolio manager on several small-, mid- and large-cap value funds at Pilgrim Baxter and Associates. Prior to Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller Anderson & Sherrard, LLP, which is now part of Morgan Stanley Asset Management.

Mr. Cerniglia, an Assistant Portfolio Manager and Senior Quantitative Analyst, assumed portfolio co-management responsibilities for the Fund on April 12, 2006. Mr. Cerniglia joined Gartmore in September 2001 and has been responsible for developing and implementing quantitative investment strategies for Gartmore's equity funds. Prior to joining Gartmore, Mr. Cerniglia was an equity analyst at Pitcairn Trust Company.


ADDITIONAL INFORMATION ABOUT THE
PORTFOLIO MANAGERS


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.



14 |  CORE EQUITY SERIES

SECTION 4 | Investing with Gartmore



CHOOSING A SHARE CLASS

Shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II shares. Class IV shares of the Funds will be sold to certain separate accounts of

o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) ("NLICA")

o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) ("NLACA")

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not determine NAV on the following days:

o    New Year's Day

o    Martin Luther King, Jr. Day

o    Presidents' Day

o    Good Friday

o    Memorial Day

o    Independence Day

o    Labor Day

o    Thanksgiving Day

o    Christmas Day

o    Other days when the New York Stock Exchange is closed

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.



                                                       CORE EQUITY SERIES  |  15

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds seek to discourage excessive or short-trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of Funds within a short time period) may:

o    disrupt portfolio management strategies,

o    increase brokerage and other transaction costs, and

o negatively affect Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in investments that may not be frequently traded such as those in which the Fund may invest. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAV that does not reflect appropriate fair value prices.

The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described



16  |  CORE EQUITY SERIES
below. In addition, Class III shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult your own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading

o reject transactions that violate a Fund's excessive trading policies or its exchange limits

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Class III shares were created with short-term trading fees specifically for use with newer variable insurance contracts where state law may have prevented the application of new fees to variable insurance contracts that had already been issued. Accordingly, the Funds uniformly will assess a short-term trading fee uniformly on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III shares for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.



                                                        CORE EQUITY SERIES  | 17

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging

o variable insurance contract withdrawals or loans, including required minimum distributions

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the distributor for expenses associated with: (1) distributing and selling Class II shares of a Fund, and (2) providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II and Class III shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

REVENUE SHARING

GMF and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer sub-accounts in the Funds as underlying investment options in variable insurance contracts

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related distribution services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract sub-accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o    GDSI and other affiliates of GMF

o broker-dealers and other financial intermediaries that sell such variable insurance contracts

o insurance companies that include shares of the Funds as underlying sub-account options



18 |  CORE EQUITY SERIES

Payments may be based on current or past sales of sub-accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific sub-accounts representing shares of a Fund to you instead of recommending options offered by competing sub-account providers or insurance companies

o sell shares of a Fund to you instead of shares of funds offered by competing fund families

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts that feature sub-accounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of Gartmore) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.



                                                        CORE EQUITY SERIES  | 19

SECTION 5 | Distributions and Taxes



DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.



20 |  CORE EQUITY SERIES

SECTION 6 | Gartmore GVIT Growth Fund Financial Highlights



The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BELOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in its annual report, which is available upon request. For the Gartmore GVIT Mid Cap Growth Fund, the Financial Highlights shown for periods prior to April 27, 2003 are for its predecessor, Market Street Mid Cap Growth Portfolio.


                                                  INVESTMENT ACTIVITIES                   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Net
                                                        Realized and
SELECTED DATA                     Net Asset         Net   Unrealized                                         Net Asset
FOR EACH SHARE                       Value,  Investment        Gains   Total from         Net                    Value
OF CAPITAL                        Beginning      Income  (Losses) on   Investment  Investment          Total    End of       Total
OUTSTANDING                       of Period      (Loss)  Investments   Activities      Income  Distributions    Period      Return
CLASS I SHARES
Year Ended December 31, 2001 (c)     $14.68      (0.01)      (4.12)       (4.13)         --              --    $10.55     (28.13%)
Year Ended December 31, 2002         $10.55         --       (3.03)       (3.03)         --              --     $7.52     (28.72%)
Year Ended December 31, 2003          $7.52       0.01        2.45         2.46             (e)          --     $9.98      32.74%
Year Ended December 31, 2004          $9.98       0.02        0.79         0.81       (0.03)          (0.03)   $10.76       8.16%
Year Ended December 31, 2005         $10.76       0.01        0.69         0.70       (0.01)          (0.01)   $11.45       6.50%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS IV SHARES
Period Ended December 31, 2003 (d)    $7.90         --        2.08         2.08             (e)          --     $9.98      26.37%(f)
Year Ended December 31, 2004          $9.98       0.02        0.79         0.81       (0.03)          (0.03)   $10.76       8.16%
Year Ended December 31, 2005         $10.76       0.01        0.69         0.70       (0.01)          (0.01)   $11.45       6.50%
-----------------------------------------------------------------------------------------------------------------------------------





                                                           RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Ratio of Net
                                                                        Ratio        Ratio of        Investment
                                                                       of Net        Expenses     Income (Loss)
                                                                   Investment       (Prior to         (Prior to
                                     Net Assets      Ratio of          Income      Reimburse-        Reimburse-
                                         at End      Expenses          (Loss)       ments) to         ments) to
                                      of Period    to Average      to Average     Average Net       Average Net       Portfolio
                                         (000s)    Net Assets      Net Assets      Assets (a)        Assets (a)    Turnover (b)
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)       $352,147        0.80%        (0.10%)          0.85%           (0.15%)           227.28%
Year Ended December 31, 2002           $201,689        0.85%        (0.03%)          0.85%           (0.03%)           231.69%
Year Ended December 31, 2003           $244,671        0.84%         0.09%                (h)               (h)        293.58%
Year Ended December 31, 2004           $224,301        0.85%         0.26%                (h)               (h)        282.41%
Year Ended December 31, 2005           $199,446        0.87%         0.05%                (h)               (h)        275.31%
----------------------------------------------------------------------------------------------------------------------------------

CLASS IV SHARES
Period Ended December 31, 2003 (d)      $34,090        0.84%(g)      0.10%(g)             (h)               (h)        293.58%
Year Ended December 31, 2004            $38,067        0.85%         0.27%                (h)               (h)        282.41%
Year Ended December 31, 2005            $36,209        0.87%         0.05%                (h)               (h)        275.31%
----------------------------------------------------------------------------------------------------------------------------------

------------
(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(e)  The amount is less than $0.005 per share.

(f)  Not annualized.

(g)  Annualized.

(h)  There were no fee reductions during the period.



                                                     CORE EQUITY SERIES  |    21

SECTION 6 | Gartmore GVIT Mid Cap Growth Fund Financial Highlights


                                                   INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Net
                                                        Realized and
SELECTED DATA                     Net Asset         Net   Unrealized                                                  Net Asset
FOR EACH SHARE                       Value,  Investment        Gains  Total from         Net       Net                    Value
OF CAPITAL                        Beginning      Income  (Losses) on  Investment  Investment  Realized          Total    End of
OUTSTANDING                       of Period      (Loss)  Investments  Activities      Income     Gains  Distributions    Period
CLASS I SHARES
Period Ended December 31, 2003 (c)   $16.53     (0.07)      4.99         4.92           --         --           --       $21.45
Year Ended December 31, 2004         $21.45     (0.11)      3.40         3.29           --         --           --       $24.74
Year Ended December 31, 2005         $24.74     (0.13)      2.54         2.41           --         --           --       $27.15
-----------------------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2003 (c)   $16.77     (0.03)      4.69         4.66           --         --           --       $21.43
Year Ended December 31, 2004         $21.43     (0.09)      3.35         3.26           --         --           --       $24.69
Year Ended December 31, 2005         $24.69     (0.11)      2.48         2.37           --         --           --       $27.06
-----------------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2003 (c)   $16.53     (0.03)      4.98         4.95           --         --           --       $21.48
Year Ended December 31, 2004         $21.48     (0.10)      3.39         3.29           --         --           --       $24.77
Year Ended December 31, 2005         $24.77     (0.11)      2.52         2.41           --         --           --       $27.18
-----------------------------------------------------------------------------------------------------------------------------------

CLASS IV SHARES (d)
Year Ended December 31, 2001         $27.71     (0.07)     (1.00)       (1.07)       (0.18)     (6.45)       (6.63)      $20.01
Year Ended December 31, 2002         $20.01     (0.11)     (4.35)       (4.46)          --      (0.09)       (0.09)      $15.46
Year Ended December 31, 2003         $15.46     (0.10)      6.10         6.00           --         --           --       $21.46
Year Ended December 31, 2004         $21.46     (0.11)      3.40         3.29           --         --           --       $24.75
Year Ended December 31, 2005         $24.75     (0.11)      2.54         2.43           --         --           --       $27.18
-----------------------------------------------------------------------------------------------------------------------------------



                                                           RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of Net
                                                                                  Ratio      Ratio of     Investment
                                                                                 of Net      Expenses  Income (Loss)
                                                                             Investment     (Prior to      (Prior to
                                               Net Assets      Ratio of          Income    Reimburse-     Reimburse-
                                                   at End      Expenses          (Loss)     ments) to      ments) to
                                       Total    of Period    to Average      to Average   Average Net    Average Net      Portfolio
                                      Return       (000s)    Net Assets      Net Assets    Assets (a)     Assets (a)   Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2003 (c)   29.76%(e)  $137,837       0.98%(f)     (0.49%)(f)            (g)            (g)      109.73%
Year Ended December 31, 2004         15.34%     $149,324       0.98%        (0.51%)               (g)            (g)       90.14%
Year Ended December 31, 2005          9.74%     $134,094       1.01%        (0.48%)               (g)            (g)       56.01%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2003 (c)   27.79%(e)    $2,388      1.17%(f)     (0.64%)(f)             (g)            (g)      109.73%
Year Ended December 31, 2004         15.21%      $14,256       1.08%        (0.61%)               (g)            (g)       90.14%
Year Ended December 31, 2005          9.60%      $26,825       1.16%        (0.63%)               (g)            (g)       56.01%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2003 (c)   29.95%(e)      $628      0.98%(f)     (0.48%)(f)             (g)            (g)      109.73%
Year Ended December 31, 2004         15.32%       $1,190       0.98%        (0.50%)               (g)            (g)       90.14%
Year Ended December 31, 2005          9.73%       $1,392       1.01%        (0.48%)               (g)            (g)       56.01%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS IV SHARES (D)
Year Ended December 31, 2001         (3.36%)     $98,214       0.92%        (0.37%)           1.01%       (0.46%)         135.00%
Year Ended December 31, 2002        (22.38%)     $70,669       0.95%        (0.61%)           1.00%       (0.66%)          64.00%
Year Ended December 31, 2003         38.81%      $89,413       0.95%        (0.51%)           1.02%       (0.58%)         109.73%
Year Ended December 31, 2004         15.33%      $95,854       0.95%        (0.48%)           0.98%       (0.51%)          90.14%
Year Ended December 31, 2005          9.82%      $95,257       0.95%        (0.42%)           1.01%       (0.48%)          56.01%
-----------------------------------------------------------------------------------------------------------------------------------

------------
(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d) The Gartmore Mid Cap Growth Fund retained the financial history of the Market Street Mid Cap Growth Fund and the existing shares of the Fund were designated Class IV shares.

(e)  Not annualized.

(f)  Annualized.

(g)  There were no fee reductions during the period.



22  |  CORE EQUITY SERIES

SECTION 6 | Gartmore GVIT Nationwide Fund Financial Highlights



                                                   INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Net
                                                        Realized and
SELECTED DATA                     Net Asset         Net   Unrealized                                                  Net Asset
FOR EACH SHARE                       Value,  Investment        Gains  Total from         Net       Net                    Value
OF CAPITAL                        Beginning      Income  (Losses) on  Investment  Investment  Realized          Total    End of
OUTSTANDING                       of Period      (Loss)  Investments  Activities      Income     Gains  Distributions    Period
CLASS I SHARES
Year Ended December 31, 2001 (c)     $11.64       0.08       (1.46)       (1.38)     (0.08)     (0.29)    (0.37)         $9.89
Year Ended December 31, 2002          $9.89       0.08       (1.79)       (1.71)     (0.08)        --     (0.08)         $8.10
Year Ended December 31, 2003          $8.10       0.08         2.14        2.22      (0.05)        --     (0.05)        $10.27
Year Ended December 31, 2004         $10.27       0.12         0.88        1.00      (0.14)        --     (0.14)        $11.13
Year Ended December 31, 2005         $11.13       0.10         0.72        0.82      (0.10)        --     (0.10)        $11.85
-----------------------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (d)    $8.68       0.04       (0.57)       (0.53)     (0.05)        --     (0.05)         $8.10
Year Ended December 31, 2003          $8.10       0.05         2.15        2.20      (0.04)        --     (0.04)        $10.26
Year Ended December 31, 2004         $10.26       0.08         0.89        0.97      (0.11)        --     (0.11)        $11.12
Year Ended December 31, 2005         $11.12       0.07         0.71        0.78      (0.08)        --     (0.08)        $11.82
-----------------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2002 (e)    $9.78       0.05       (1.65)       (1.60)     (0.07)        --     (0.07)         $8.11
Year Ended December 31, 2003          $8.11       0.09         2.13        2.22      (0.05)        --     (0.05)        $10.28
Year Ended December 31, 2004         $10.28       0.11         0.89        1.00      (0.13)        --     (0.13)        $11.15
Year Ended December 31, 2005         $11.15       0.09         0.73        0.82      (0.11)        --     (0.11)        $11.86
-----------------------------------------------------------------------------------------------------------------------------------

CLASS IV SHARES
Period Ended December 31, 2003 (f)    $8.30       0.05         1.95        2.00      (0.03)        --     (0.03)        $10.27
Year Ended December 31, 2004         $10.27       0.12         0.88        1.00      (0.14)        --     (0.14)        $11.13
Year Ended December 31, 2005         $11.13       0.10         0.72        0.82      (0.10)        --     (0.10)        $11.85
-----------------------------------------------------------------------------------------------------------------------------------



                                                           RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of Net
                                                                                  Ratio      Ratio of     Investment
                                                                                 of Net      Expenses  Income (Loss)
                                                                             Investment     (Prior to      (Prior to
                                               Net Assets      Ratio of          Income    Reimburse-     Reimburse-
                                                   at End      Expenses          (Loss)     ments) to      ments) to
                                       Total    of Period    to Average      to Average   Average Net    Average Net      Portfolio
                                      Return       (000s)    Net Assets      Net Assets    Assets (a)     Assets (a)   Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)     (11.82%)   $1,677,316    0.78%            0.77%         0.82%        0.73%           58.36%
Year Ended December 31, 2002         (17.35%)   $1,252,686    0.83%            0.84%         0.84%        0.83%           33.25%
Year Ended December 31, 2003          27.51%    $1,459,917    0.83%            0.83%              (i)          (i)       129.01%
Year Ended December 31, 2004           9.75%    $1,402,753    0.83%            1.07%              (i)          (i)       131.43%
Year Ended December 31, 2005           7.44%    $1,506,358    0.83%            0.88%              (i)          (i)       179.84%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (d)    (6.14%)(g)      $765    1.07%(h)         1.03%(h)           (i)          (i)        33.25%
Year Ended December 31, 2003          27.23%        $5,570    1.08%            0.60%              (i)          (i)       129.01%
Year Ended December 31, 2004           9.53%       $11,210    1.08%            0.95%              (i)          (i)       131.43%
Year Ended December 31, 2005           7.04%       $24,550    1.08%            0.66%              (i)          (i)       179.84%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2002 (e)   (16.38%)(g)      $399    0.72%(h)         1.07%(h)           (i)          (i)        33.25%
Year Ended December 31, 2003          27.48%          $870    0.83%            0.83%              (i)          (i)       129.01%
Year Ended December 31, 2004           9.84%          $847    0.83%            1.05%              (i)          (i)       131.43%
Year Ended December 31, 2005           7.35%        $1,595    0.83%            0.86%              (i)          (i)       179.84%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS IV SHARES
Period Ended December 31, 2003 (f)    24.17%(g)   $169,690    0.83%(h)         0.85%(h)           (i)          (i)       129.01%
Year Ended December 31, 2004           9.75%      $167,051    0.83%            1.06%              (i)          (i)       131.43%
Year Ended December 31, 2005           7.44%      $162,547    0.83%            0.86%              (i)          (i)       179.84%
-----------------------------------------------------------------------------------------------------------------------------------

------------
(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d) For the period from July 11, 2002 (commencement of operations) through December 31, 2002.

(e) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(f) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(g)  Not annualized.

(h)  Annualized.

(i)  There were no fee reductions during the period.



                                                        CORE EQUITY SERIES  | 23

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                  [BLANK PAGE]

INFORMATION FROM GARTMORE FUNDS

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o    Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its Website.

INFORMATION FROM THE SECURITIES AND
EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o    on the SEC's EDGAR database via the Internet at www.sec.gov

o    by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428





                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       (C)2006 GARTMORE GLOBAL INVESTMENTS. ALL RIGHTS RESERVED.

                                                              PR-GVIT-CEQ [5/06]

GARTMORE Variable Insurance Trust

Federated GVIT High Income Bond Fund
GVIT International Value Fund
GVIT Mid Cap Index Fund
GVIT S&P 500 Index Fund
JPMorgan GVIT Balanced Fund
Van Kampen GVIT Comstock Value Fund
Van Kampen GVIT Multi Sector Bond Fund



                                                                  [LOGO OMITTED]
                                                                        GARTMORE



Fund PROSPECTUS


[LOGO OMITTED] May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



                                                           WWW.GARTMOREFUNDS.COM

[BLANK PAGE]

               TABLE OF CONTENTS


               3     SECTION 1 - FUND SUMMARIES AND PERFORMANCE
                     Federated GVIT High Income Bond Fund
                     GVIT International Value Fund
                     GVIT Mid Cap Index Fund
                     GVIT S&P 500 Index Fund
                     JPMorgan GVIT Balanced Fund
                     Van Kampen GVIT Comstock Value Fund
                     Van Kampen GVIT Multi Sector Bond Fund
                     Key Terms

              25     SECTION 2 - FUND DETAILS
                     Additional Information about Investments,
                      Investment Techniques and Risks
                     More About Index Funds

              29     SECTION 3 - FUND MANAGEMENT
                     Investment Adviser
                     Multi-Manager Structure
                     Subadvisers and Portfolio Management
                     Additional Information about the Portfolio Managers

              32     SECTION 4 - INVESTING WITH GARTMORE
                     Choosing a Share Class
                     Purchase Price
                     Fair Valuation
                     In-Kind Purchases
                     Selling Shares
                     Restrictions on Sales
                     Excessive or Short-Term Trading
                     Monitoring of Trading Activity
                     Restrictions on Transactions
                     Short-Term Trading Fees
                     Distribution and Services Plans
                     Revenue Sharing

              37     SECTION 5 - DISTRIBUTIONS AND TAXES
                     Dividends and Distributions
                     Tax Status

              38     SECTION 6 - FINANCIAL HIGHLIGHTS

      BACK COVER     ADDITIONAL INFORMATION

"This prospectus provides information about seven funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"):


Federated GVIT High Income Bond Fund

GVIT International Value Fund
(FORMERLY DREYFUS GVIT INTERNATIONAL VALUE FUND)

GVIT Mid Cap Index Fund (FORMERLY DREYFUS GVIT
MID CAP INDEX FUND)

GVIT S&P 500 Index Fund (FORMERLY GVIT EQUITY 500 INDEX FUND)

JPMorgan GVIT Balanced Fund

Van Kampen GVIT Comstock Value Fund

Van Kampen GVIT Multi Sector Bond Fund

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.



A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

FEDERATED GVIT HIGH INCOME BOND FUND

o Class I
o Class III

GVIT INTERNATIONAL VALUE FUND

o Class I
o Class II
o Class III
o Class IV
o Class VI

GVIT MID CAP INDEX FUND

o Class I
o Class II
o Class III
o Class ID

GVIT S&P 500 INDEX FUND

o Class I
o Class II
o Class IV
o Class ID

JPMORGAN GVIT BALANCED FUND

o Class I
o Class IV

VAN KAMPEN GVIT COMSTOCK VALUE FUND

o Class I
o Class II
o Class IV

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

o Class I
o Class III


This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with
Gartmore: Choosing a Share Class on page 32.


Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more non-affiliated subadvisers for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, "Fund Management - Multi-Manager Structure" for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 24.

SECTION 1 | Federated GVIT High Income Bond Fund Summary and Performance


OBJECTIVE

The Fund seeks to provide high current income.

PRINCIPAL STRATEGIES


Under normal conditions, the Fund invests at least 80% of its net assets in U.S. dollar-denominated HIGH-YIELD BONDS of U.S. and foreign issuers. These bonds may include corporate debt securities, zero coupon securities, CONVERTIBLE SECURITIES, and interests in bank loans to companies. Securities selected for the Fund normally are lower rated or non-INVESTMENT-GRADE (commonly known as "junk bonds"), with no minimum acceptable rating.


The Fund may invest in floating-and variable-rate obligations and may enter into repurchase agreements.

The Fund's subadviser employs an active management style of seeking to maximize potentially higher returns while minimizing default and other risks through security selection and diversification. In pursuit of this style, the subadviser generally uses both a "bottom-up" approach to selecting securities (I.E., focusing on individual bond issuers, based on fundamental analysis of a company's management, financial condition, business or product strength, anticipated cash flow, etc.) as well as an economic analysis in which the subadviser analyzes current economic and bond market developments and trends. In order to further reduce risk, the subadviser invests in bonds of many different companies, industries and economic sectors. The Fund also may invest in DERIVATIVES, such as futures, options, swaps and other hybrid financial instruments.

GMF has selected Federated Investment Management Company as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds.

LOWER-RATED SECURITIES RISK - refers to the possibility that the Fund's investments in high-yield bonds and other lower-rated securities (A.K.A., junk bonds) will subject the Fund to substantial risk of loss as these securities are typically issued by companies without a long track record and they may be more volatile.

MATURITY RISK - The price of debt securities with longer effective maturities is more sensitive to interest rate changes than those with shorter effective maturities.

LIQUIDITY RISK - is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK - is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or less favorable characteristics.

EVENT RISK - is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of added debt, the credit quality and market value of a company's bonds may decline significantly.

FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

SECTION 1 | Federated GVIT High Income Bond Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1998                5.8%
1999                3.2%
2000               -8.3%
2001                4.2%
2002                3.2%
2003               22.3%
2004               10.1%
2005                2.4%

 BEST QUARTER:            7.8% - 2ND QTR. OF 2003
 WORST QUARTER:          -6.6% - 4TH QTR. OF 2000

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:


                                                            SINCE
                              1 YR          5 YRS    INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)            2.38%          8.20%           5.25%
--------------------------------------------------------------------------------
Class III Shares(3)          2.28%          8.17%           5.24%
--------------------------------------------------------------------------------
Lehman Brothers (LB)
U.S. Corporate High
Yield 2% Cap Index(4)        2.76%          9.12%           5.51%
--------------------------------------------------------------------------------
Lehman Brothers (LB)
U.S. Corporate
High Yield Index(5)          2.74%          8.85%           5.33%
--------------------------------------------------------------------------------

(1) The Fund commenced operations on October 31, 1997.

(2) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(3) Returns until the creation of the Class III shares (April 28, 2005) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class III shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 34 for more information.


(4) Effective October 1, 2005, the Fund changed its benchmark from the LB U.S. Corporate High Yield Index to the Lehman Brothers (LB) U.S. Corporate High Yield 2% Cap Index ("2% Cap Index"). The 2% Cap Index is an unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is 2%. Both indices contain the same universe of securities, but the 2% Cap Index caps individual issuers at 2%. The issuer weight cap in the 2% Cap Index more closely reflects the management style of the Fund. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.


(5) The LB U.S. Corporate High Yield Index - an unmanaged index of bonds that are rated below investment grade - is a broad measure of the performance of these securities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

SECTION 1 | Federated GVIT High Income Bond Fund Summary and Performance (CONT.)


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.

                                              CLASS I  CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                          N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)(2)                            N/A      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                             0.68%      0.68%
--------------------------------------------------------------------------------
    Distribution and/or Service (12b-1) Fees     None       None
--------------------------------------------------------------------------------
    Other Expenses(3)                           0.27%      0.27%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            0.95%      0.95%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
    Section 4, Investing with Gartmore: Short-Term Trading Fees on page 35.

(3) "Other Expenses" include administrative services fees which currently are 0.11% for both share classes but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.09% for each class.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                             1 YR    3 YRS     5 YRS   10 YRS
--------------------------------------------------------------------------------
Class I                       $97      $303      $525   $1,166
--------------------------------------------------------------------------------
Class III                      97       303       525    1,166
--------------------------------------------------------------------------------

SECTION 1 | GVIT International Value Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

The Fund invests in EQUITY SECURITIES of companies located, headquartered, or whose securities regularly trade on markets outside the United States. These companies may also include those organized in the United States, but whose principal activities and interests are outside the United States. Under normal circumstances, the Fund invests in the securities of companies located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom.

Under normal market conditions, the Fund also may invest up to 35% of its net assets in FIXED-INCOME SECURITIES of foreign issuers that, at the time of their purchase, are considered to be INVESTMENT-GRADE. The Fund may also purchase equity securities of smaller and medium-size companies.

The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.

The Fund's subadviser uses a VALUE STYLE of investing, which involves buying securities whose market prices appear to be undervalued relative to their earnings, book value, cash flow they are generated or another measure of value.

GMF has selected The Boston Company as subadviser to manage the Fund's portfolio on a day-to-day basis.





PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


DERIVATIVES RISK - DERIVATIVES can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures that underlie the derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS IV SHARES

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1996                        10.9%
1997                         9.7%
1998                        10.1%
1999                        29.3%
2000                        -2.8%
2001                       -12.2%
2002                       -11.1%
2003                        38.5%
2004                       20.06%
2005                        12.0%

 BEST QUARTER:           21.7% - 2ND QTR. OF 2003
 WORST QUARTER:         -20.8% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS (1)
AS OF DECEMBER 31, 2005:

                              1 YR          5 YRS         10 YRS
--------------------------------------------------------------------------------
Class I Shares(2)           12.09%          7.83%          9.41%
--------------------------------------------------------------------------------
Class II Shares(2)          11.79%          7.53%          9.12%
--------------------------------------------------------------------------------
Class III Shares(2)         12.05%          7.77%          9.38%
--------------------------------------------------------------------------------
Class IV Shares(3)          11.97%          7.76%          9.37%
--------------------------------------------------------------------------------
Class VI Shares(2)          11.80%          7.53%          9.12%
--------------------------------------------------------------------------------
MSCI EAFE Index(4)          14.02%          4.94%          6.18%
--------------------------------------------------------------------------------

(1) The Fund's predecessor, the Market Street International Portfolio, commenced operations on November 1, 1991. As of April 28, 2003, the Dreyfus GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the Dreyfus GVIT International Value Fund took on the performance of the Market Street International Portfolio. On May 1, 2006, Dreyfus GVIT International Value Fund changes its name to GVIT International Value Fund.


(2) Returns until the creation of Class I shares (April 28, 2003), Class II shares (April 28, 2003), Class III shares (April 28, 2003) and Class VI shares (April 28, 2004) are based on the previous performance of Class IV shares of the Fund (which was based on the previous performance of the Fund's predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I, Class II, Class III, and Class VI shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares' annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I shares. Returns for Class III and Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See Section 4, Investing with
    Gartmore: Short-Term Trading Fees on page 35 for more information.


(3) Returns until the creation of the Fund (April 28, 2003) for Class IV shares are based on the previous performance of the Fund's predecessor.

(4) The MSCI EAFE Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.


                       CLASS I   CLASS II   CLASS III   CLASS IV   CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees
(paid directly from
your investment)(1)        N/A        N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of
amount redeemed)(2)        N/A        N/A       1.00%        N/A      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating
Expenses (deducted
from Fund assets)
--------------------------------------------------------------------------------
   Management Fees       0.75%      0.75%       0.75%      0.75%      0.75%
--------------------------------------------------------------------------------
   Distribution and/
   or Service (12b-1)
   Fees                   None      0.25%        None       None      0.25%
--------------------------------------------------------------------------------
   Other Expenses(3)     0.16%      0.17%       0.18%      0.28%      0.28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES       0.91%      1.17%       0.93%      1.03%      1.28%
--------------------------------------------------------------------------------


(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III and Class VI shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Gartmore: Short-Term Trading Fees on page 35.

(3) "Other Expenses" include administrative services fees which currently are 0.03%, 0.04%, 0.05%, 0.15%, and 0.15% for Class I, Class II, Class III,
    Class IV, and Class VI shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II, Class III and Class VI shares and 0.20% with respect to Class IV shares. The full amounts in administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, would be 1.13%, 1.38%, 1.13%, 1.08% and 1.38% for Class I, Class II, Class III,
    Class IV and Class VI shares, respectively.



EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III and Class VI shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III and Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                             1 YR     3 YRS     5 YRS  10 YRS
--------------------------------------------------------------------------------
Class I                       $93      $290      $504   $1,120
--------------------------------------------------------------------------------
Class II                      119       372       644    1,420
--------------------------------------------------------------------------------
Class III                      95       296       515    1,143
--------------------------------------------------------------------------------
Class IV                      105       328       569    1,259
--------------------------------------------------------------------------------
Class VI                      130       406       702    1,545
--------------------------------------------------------------------------------

SECTION 1 | GVIT Mid Cap Index Fund Summary and Performance


OBJECTIVE

The Fund seeks capital appreciation.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor's MidCap 400(R) Index ("S&P 400(R)") before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES of companies included in the S&P 400(R) and in DERIVATIVE instruments linked to the S&P 400(R).

The S&P 400(R) is a MARKET-WEIGHTED INDEX composed of approximately 400 COMMON STOCKS of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2005, the MARKET CAPITALIZATIONS of companies in the S&P 400(R) ranged from $423 million to $14.6 billion.


The Fund invests in a statistically selected sample of stocks included in the S&P 400(R) and in derivative instruments linked to the S&P 400(R), primarily futures contracts. The Fund does not necessarily invest in all of the securities in the S&P 400(R), or in the same weightings. The Fund's portfolio managers choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 400(R) as a whole.

GMF has selected Fund Asset Management, L.P. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

INDEX FUND RISKS - the Fund does not use defensive strategies or attempt to reduce its exposure to poorly performing stocks. Therefore, if the index performs poorly, the Fund, because it is correlated to the index, will perform poorly. Correlation between the Fund's performance and that of the index may also be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

MID-CAP RISK - in general, stocks of mid-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures that underlie the change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1998                   10.8%
1999                   20.9%
2000                   15.2%
2001                   -1.3%
2002                  -15.3%
2003                   34.7%
2004                   15.7%
2005                   12.1%


 BEST QUARTER:           18.7% - 4TH QTR. OF 1998
 WORST QUARTER:         -16.8% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                           SINCE
                              1 YR          5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)           12.10%          7.87%         10.42%
--------------------------------------------------------------------------------
Class II Shares(3)          11.90%          7.61%         10.15%
--------------------------------------------------------------------------------
Class III Shares(3)         12.10%          7.87%         10.42%
--------------------------------------------------------------------------------
Class ID Shares(3)          12.10%          7.87%         10.42%
--------------------------------------------------------------------------------
S&P 400(R)Index(4)          12.56%          8.60%         12.19%
--------------------------------------------------------------------------------


(1) The Fund commenced operations on October 31, 1997. Until September 27, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the Fund's investment adviser and paid fees to three subadvisers that actively managed the fund. Effective September 27, 1999, the investment advisory services previously provided for the Fund by NAS was transferred to the current investment adviser, Villanova Mutual Fund Capital Trust ("VMF"), now known as Gartmore Mutual Fund Capital Trust. The Board of Trustees of the Trust, at the recommendation of VMF and NAS, effective September 27, 1999, replaced the three subadvisers with one subadviser and changed the Fund's investment strategy from an active management style to a more passive style which follows an index. As such, the change in investment strategy may have affected returns.


(2) The existing shares of the Fund were designated Class I shares as of May 1, 2001.


(3) Returns until the creation of the Class II (May 6, 2002), Class III (December 31, 2004) and Class ID (May 1, 2006) shares are based on the previous performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II, Class III and Class ID shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 34 for more information. Class ID shares' annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.


(4) The S&P 400(R) Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                          CLASS I  CLASS II  CLASS III   CLASS ID
--------------------------------------------------------------------------------
Shareholder Fees
(paid directly
from your investment)(1)      N/A       N/A        N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of
amount redeemed)(2)           N/A       N/A      1.00%        N/A
--------------------------------------------------------------------------------
Annual Fund Operating
Expenses (deducted from
Fund assets)
--------------------------------------------------------------------------------
    Management Fees         0.22%     0.22%      0.22%      0.22%
--------------------------------------------------------------------------------
    Distribution and/or
    Service (12b-1) Fees     None     0.25%       None       None
--------------------------------------------------------------------------------
    Other Expenses(3)       0.25%     0.19%      0.25%      0.10%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(4)       0.47%     0.66%      0.47%      0.32%
--------------------------------------------------------------------------------


(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
    Section 4, Investing with Gartmore: Short-Term Trading Fees on page 35.

(3) "Other Expenses" include administrative services fees which currently are 0.15%, 0.09%, and 0.15% for Class I, Class II, and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.57%, 0.82%, and 0.57% for Class I, Class II, and Class III shares, respectively. Class ID shares do not pay an administrative services fee.

(4) GMF and the Fund have entered into a written contract limiting operating expenses from exceeding 0.32% for all classes of shares at least until May 1, 2007. Certain Fund expenses are excluded from this expense limitation (such as taxes, interest, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, administrative services fees and other expenditures which ae capitalized in accordance with generally accepted accounting principles and other extraordinary expense). Therefore, actual "Total Annual Fund Operating Expenses" may exceed the expense cap amount. Because of the exclusion of these Fund operating expenses from the expense limitation, no fees are being waived or expenses reimbursed. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed that expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                             1 YR     3 YRS     5 YRS  10 YRS
--------------------------------------------------------------------------------
Class I                       $48      $151      $263     $591
--------------------------------------------------------------------------------
Class II                       67       211       368      822
--------------------------------------------------------------------------------
Class III                      48       151       263      591
--------------------------------------------------------------------------------
Class ID                       33       103       180      406
--------------------------------------------------------------------------------

SECTION 1 | GVIT S&P 500 Index Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor's 500(R) Index ("S&P 500(R)") before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in EQUITY SECURITIES of companies included in the S&P 500(R) and in DERIVATIVE instruments linked to the S&P 500(R).

The S&P 500(R) is a MARKET-WEIGHTED INDEX composed of approximately 500 COMMON STOCKS of larger-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2005, the MARKET CAPITALIZATIONS of companies in the S&P 500(R) ranged from $665 million to $370.3 billion.


The Fund invests in a statistically selected sample of stocks included in the S&P 500(R) and in derivative instruments linked to the S&P 500(R), primarily futures contracts. The Fund does not necessarily invest in all of the securities in the S&P 500(R), or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500(R) as a whole.

GMF has selected Fund Asset Management, L.P. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

INDEX FUND RISKS - the Fund does not use defensive strategies or attempt to reduce its exposure to poorly performing stocks. Therefore, if the index performs poorly, the Fund, because it is correlated to the index, will perform poorly. Correlation between the Fund's performance and that of the index may also be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures that underlie the derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS IV SHARES
[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2001      -12.2%
2002      -22.3%
2003       28.3%
2004       10.6%
2005        4.8%

 BEST QUARTER:           15.4% - 2ND QTR. OF 2003
 WORST QUARTER:         -17.4% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                           SINCE
                              1 YR          5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)            4.75%          0.27%         -0.89%
--------------------------------------------------------------------------------
Class II Shares(2)           4.43%         -0.03%         -1.19%
--------------------------------------------------------------------------------
Class IV Shares              4.75%          0.27%         -0.89%
--------------------------------------------------------------------------------
Class ID Shares(2)           4.75%          0.27%         -0.89%
--------------------------------------------------------------------------------
S&P 500(R)Index(3)           4.91%          0.54%         -0.50%
--------------------------------------------------------------------------------


(1) The Fund's predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. From the Fund's inception date until October 1, 2002, Market Street Investment Management ("MISM") Company served as the investment adviser. On October 1, 2002 GMF replaced the investment adviser for the Fund.As of April 28, 2003, the GVIT Equity Index 500 Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time the GVIT Equity Index 500 Fund, now called the GVIT S&P 500 Index Fund, took on the performance of the Market Street Equity Index 500 Portfolio.


(2) Returns until the creation of the Class I shares (December 31, 2004), Class II shares (December 31, 2004) and Class ID shares (May 1, 2006) are based on the previous performance of the Class IV shares of the Fund (which was based on the previous performance of the Fund's predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I, Class II and Class ID shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns has been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. Class ID shares' annual returns have not been restated to reflect lower expenses than Class IV shares.

(3) The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                          CLASS I  CLASS II   CLASS IV   CLASS ID
--------------------------------------------------------------------------------
Shareholder Fees
(paid directly
from your investment)(1)      N/A       N/A        N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of
amount redeemed)              N/A       N/A        N/A        N/A
--------------------------------------------------------------------------------
Annual Fund Operating
Expenses (deducted from
Fund assets)
--------------------------------------------------------------------------------
    Management Fees         0.13%     0.13%      0.13%      0.13%
--------------------------------------------------------------------------------
    Distribution and/or
    Service (12b-1) Fees     None     0.25%       None       None
--------------------------------------------------------------------------------
    Other Expenses(2)       0.10%     0.20%      0.20%      0.10%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
BEFORE FEE WAIVERS/
EXPENSE REIMBURSEMENTS      0.23%     0.58%      0.33%      0.23%
--------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursements       None      None      0.05%       None
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER FEE WAIVERS/
EXPENSE REIMBURSEMENTS)(3)  0.23%     0.58%      0.28%      0.23%
--------------------------------------------------------------------------------


(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) "Other Expenses" include administrative services fees which currently are 0.10% for Class II and Class IV shares, but which are permitted to be as high as 0.25% with respect to Class II shares and 0.20% with respect to Class IV shares. The full amounts in administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.73% and 0.38% for Class II and Class IV shares, respectively. Class I and Class ID shares do not pay an administrative services fee.

(3) GMF and the Fund have entered into a written contract limiting operating expenses from exceeding 0.23% for all classes of shares at least until May 1, 2007. Certain Fund expenses are excluded from this expense limitation (such as taxes, interest, brokerage commissions, Rule 12b-1 fees short-sale dividend expenses, administrative services fees and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses). Therefore, actual "Total Annual Fund Operations Expenses (after fee waivers/expense reimbursements) may exceed this expense cap amount. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                             1 YR     3 YRS     5 YRS   10 YRS
--------------------------------------------------------------------------------
Class I                       $24       $74      $130     $293
--------------------------------------------------------------------------------
Class II                       59       186       324      726
--------------------------------------------------------------------------------
Class IV                       29       101       180      413
--------------------------------------------------------------------------------
Class ID                       24        74       130      293
--------------------------------------------------------------------------------

SECTION 1 | JPMorgan GVIT Balanced Fund Summary and Performance


OBJECTIVE

The Fund seeks a high TOTAL RETURN from a diversified portfolio of EQUITY and FIXED-INCOME securities.

PRINCIPAL STRATEGIES

The Fund invests in both equity and fixed-income securities. Under normal circumstances, the Fund invests at least 50% of its net assets in equity securities and 30% of its net assets in fixed-income securities. Up to 10% of the Fund's net assets may be invested in securities of foreign issuers. The equity securities held by the Fund generally are COMMON STOCKS of large and medium-sized companies included in the Standard & Poor's 500(R) ("S&P 500") Index. The subadviser researches companies' prospects over long periods of time (e.g., up to five years) and ranks them within their respective sectors by relative value, then purchases securities that appear to be undervalued and sells securities that appear to be overvalued.

The Fund may invest in floating-and variable-rate obligations and may enter into repurchase agreements

Fixed-income securities in which the Fund invests include corporate BONDS, GOVERNMENT SECURITIES, GOVERNMENT AGENCY SECURITIES, MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. The subadviser focuses on three key factors in making investment decisions with respect to fixed-income securities:

o DURATION management
o Sector selection
o Sector allocation

Fixed-income securities held by the Fund generally are INVESTMENT-GRADE, although the Fund invests a portion of its assets in HIGH-YIELD BONDS. All investment-grade ratings are determined as of the time of investment; fixed-income securities that are downgraded are not required to be sold, although the subadviser considers what action is appropriate under the relevant circumstances.

GMF has selected JPMorgan Investment Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


The Fund may engage in active trading.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds.

LOWER-RATED SECURITIES RISK - refers to the possibility that the Fund's investments in high-yield bonds and other lower-rated securities (A.K.A., junk bonds) will subject the Fund to substantial risk of loss as these securities are typically issued by companies without a long track record and they may be more volatile.

MATURITY RISK - The price of debt securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

PREPAYMENT RISK - certain bonds will be paid by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1998                       8.1%
1999                       0.9%
2000                      -0.3%
2001                      -3.8%
2002                     -12.3%
2003                      18.4%
2004                       8.5%
2005                       2.5%

 BEST QUARTER:           10.1% - 2ND QTR. OF 2003
 WORST QUARTER:          -9.1% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                                                                    SINCE
                                1 YR          5 YRS          INCEPTION(1)
-------------------------------------------------------------------------------
Class I Shares(2)              2.54%          2.16%                 2.53%
-------------------------------------------------------------------------------
Class IV Shares(3)             2.62%          2.20%                 2.55%
-------------------------------------------------------------------------------
S&P 500(R)Index(4)             4.91%          0.54%                 5.49%
-------------------------------------------------------------------------------
Lehman Brothers (LB)
 U.S. Aggregate Index(5)       2.43%          5.87%                 6.12%
-------------------------------------------------------------------------------
Balanced Composite Index(6)    4.00%          2.99%                 6.11%
-------------------------------------------------------------------------------

(1) The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

(2) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(3) Returns until the creation of Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class IV shares would have produced during the applicable period because both classes of shares invest in the same portfolio of securities.

(4) The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(5) The LB U.S. Aggregate Index is an unmanaged market value-weighted index of investment grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Because the Fund contains both equity and fixed-income securities in its portfolio, it may be useful to supplementally compare the Fund's performance to this Index as well as to the Fund's primary index, the S&P 500(R).

(6) The Balanced Composite Index is a hypothetical combination of 60% S&P 500 Index(R) and 40% LB U.S. Aggregate Index. Since the Fund comprises both stocks and bonds in similar percentages, the Balanced Composite Index may assist you in anticipating how the Fund might perform since this Index comprises both stocks and bonds in similar percentages to those of the Funds. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                                              CLASS I          CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                              N/A                N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)                              N/A                N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                             0.72%             0.72%
--------------------------------------------------------------------------------
    Distribution and/or Service (12b-1) Fees     None              None
--------------------------------------------------------------------------------
    Other Expenses(2)                           0.27%             0.27%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            0.99%             0.99%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) "Other Expenses" include administrative services fees which currently are 0.14% for both share classes but which are permitted to be as high as 0.25% with respect to Class I shares and 0.20% with respect to Class IV shares. The full amounts in administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.10% and 1.05% for Class I and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                             1 YR        3 YRS        5 YRS        10 YRS
--------------------------------------------------------------------------------
Class I                      $101         $315         $547        $1,213
--------------------------------------------------------------------------------
Class IV                      101          315          547         1,213
--------------------------------------------------------------------------------

SECTION 1 | Van Kampen GVIT Comstock Value Fund Summary and Performance

OBJECTIVE

The Fund's investment objective is to seek capital growth and income through investments in EQUITY SECURITIES, including COMMON stocks, preferred stocks, and CONVERTIBLE SECURITIES.

PRINCIPAL STRATEGIES


Under normal circumstances, the subadviser seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a VALUE STYLE of investing seeking well-established, under-valued companies believe by VKAM to possess the potential for capital growth and income.


Portfolio securities are typically sold when VKAM's assessments of the capital growth and income potential of such securities materially change.


The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain DERIVATIVE instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

GMF has selected Van Kampen Asset Management ("VKAM") as a subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.

SECTION 1 | Van Kampen GVIT Comstock Value Fund Summary and Performance (CONT.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1998                    15.1%
1999                    18.5%
2000                   -10.6%
2001                   -12.2%
2002                   -25.1%
2003                    31.4%
2004                    17.5%
2005                     4.3%

 BEST QUARTER:           18.1% - 2ND QTR. OF 2003


 WORST QUARTER:         -20.8% - 3RD QTR. OF 2002


 AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                                                           SINCE
                              1 YR          5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)            4.25%          1.15%          3.40%
--------------------------------------------------------------------------------
Class II Shares(3)           3.95%          0.99%          3.23%
--------------------------------------------------------------------------------
Class IV Shares(3)           4.36%          1.16%          3.41%
--------------------------------------------------------------------------------
S&P 500(R)Index(4)           4.91%          0.54%          5.49%
--------------------------------------------------------------------------------

(1) The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the Fund's previous subadviser managed the Fund.

(2) The existing shares of the Fund were designated Class I shares as of May 1, 2001.


(3) Returns until the creation of Class II (March 28, 2003) and Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II and Class IV shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than those of Class I shares.


(4) The Standard & Poor's 500 Index-- an unmanaged index of 500 widely-held stocks of large U.S. companies-- is a broad measure of how the stock prices of large U.S. companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

SECTION 1 | Van Kampen GVIT Comstock Value Fund Summary and Performance (CONT.)



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.



                                       CLASS I        CLASS II        CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                   N/A             N/A             N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a
percentage of amount redeemed)(2)          N/A             N/A             N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                      0.68%           0.68%           0.68%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                          None           0.25%            None
--------------------------------------------------------------------------------
    Other Expenses(2)                    0.26%           0.37%           0.24%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       0.94%           1.30%           0.92%
--------------------------------------------------------------------------------


(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) "Other Expenses" include administrative services fees which currently are 0.14%, 0.25%, and 0.12% for Class I, Class II, and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I and Class II shares and 0.20% with respect to Class IV shares. The full amounts in administrative services fees for Class I and Class IV shares are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.05% and 1.00% for Class I and Class IV shares, respectively.



EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                1 YR         3 YRS         5 YRS       10 YRS
--------------------------------------------------------------------------------
Class I                          $96          $300          $520      $1,155
--------------------------------------------------------------------------------
Class II                         132           412           713       1,568
--------------------------------------------------------------------------------
Class IV                          94           293           509       1,131
--------------------------------------------------------------------------------

SECTION 1 | Van Kampen GVIT Multi Sector Bond Fund Summary and Performance


OBJECTIVE

The Fund seeks to provide above average TOTAL RETURN over a market cycle of three to five years.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of U.S. and foreign FIXED-INCOME SECURITIES. The securities in which the Fund may invest include:


o CORPORATE BONDS
o U.S. GOVERNMENT SECURITIES
o U.S. GOVERNMENT AGENCY SECURITIES
o MORTGAGE-BACKED SECURITIES
o HIGH-YIELD BONDS


Certain foreign securities may include those from emerging market countries, which generally are developing and low or middle income countries found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The portfolio managers also may use futures, swaps and other DERIVATIVES in managing the Fund.


The Fund may invest in floating-and variable-rate obligations and may enter into repurchase agreements.


The portfolio managers determine the Fund's overall MATURITY and DURATION targets and country and industry sector allocations, and then select individual securities in constructing an overall portfolio within those guidelines. The portfolio managers may increase or decrease exposure to any particular sector or durations in light of changing outlooks for the economy, interest rates and inflation. Similarly, they may invest varying amounts in U.S. and foreign securities, and between INVESTMENT-GRADE securities or lower rated securities (commonly known as "junk bonds"), based on their perception of relative values.

GMF has selected Morgan Stanley Investment Management Inc. (which often does business using the name Van Kampen) as subadviser to manage the Fund's portfolio on a day-to-day basis.

The Fund may engage in active trading.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds.

LOWER-RATED SECURITIES RISK - refers to the possibility that the Fund's investments in high-yield bonds and other lower-rated securities (A.K.A., junk bonds) will subject the Fund to substantial risk of loss as these securities are typically issued by companies without a long track record and they may be more volatile.

MATURITY RISK - the price of debt securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

LIQUIDITY RISK - is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK - is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or less favorable characteristics.

EVENT RISK - is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of added debt, the credit quality and market value of a company's bonds may decline significantly.


FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


CURRENCY RISK - the risk that the U.S. Dollar market value of foreign securities denominated in currencies, other than U.S. Dollars, will fluctuate due solely to changes in exchange rates of those currencies. The risk may be reduced or eliminated through various currency hedging techniques.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures that underlie the derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.


PREPAYMENT RISK - certain bonds will be paid by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid by the issuer more slowly than anticipated, causing the value of these securities to fall.


If the value of the Fund's investments goes down, you may lose money.

SECTION 1 | Van Kampen GVIT Multi Sector Bond Fund Summary and Performance
(CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1998                       2.6%
1999                       1.6%
2000                       5.6%
2001                       4.2%
2002                       7.2%
2003                      12.1%
2004                       6.5%
2005                       2.2%



 BEST QUARTER:            4.5% - 2ND QTR. OF 2003
 WORST QUARTER:          -2.1% - 2ND QTR. OF 2004



AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                                                                    SINCE
                                1 YR          5 YRS          INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)              2.18%          6.39%                 5.23%
--------------------------------------------------------------------------------
Class III Shares(3)            2.18%          6.39%                 5.23%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate Index(4)        2.43%          5.87%                 6.12%
--------------------------------------------------------------------------------
Multi Sector Bond
Composite Index(5)             1.96%          7.33%                 6.68%
--------------------------------------------------------------------------------

(1) The Fund commenced operations on October 31, 1997.

(2) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(3) Returns until the creation of Class III shares (December 31, 2004) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the performance is similar to what Class III shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 34 for more information.

(4) The Lehman Brothers U.S. Aggregate Index, the Fund's primary index, is an unmanaged index of U.S. Treasury, agency, corporate and mortgage pass-through securities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(5) The Multi Sector Bond Composite index is a hypothetical combination of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup U.S. High-Yield Market Index, 15% Citigroup World Government Bond Index-unhedged and 10% JPMorgan Emerging Markets Bond Index. Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower. This Composite should be compared supplementally to the Fund's primary index, as the Composite comprises the types of securities, in substantially similar percentages, as the Fund's portfolio and this may provide a good indication of how the Fund may perform.

SECTION 1 | Van Kampen GVIT Multi Sector Bond Fund Summary and Performance
(CONT.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                                                CLASS I          CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                 N/A                N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)(2)                              N/A              1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                               0.74%              0.74%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                                   None               None
--------------------------------------------------------------------------------
    Other Expenses(3)                             0.29%              0.29%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              1.03%              1.03%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
    Section 4, Investing with Gartmore: Short-Term Trading Fees on page 35.

(3) "Other Expenses" include administrative services fees which currently are 0.15% for both share classes but which are permitted to be as high as 0.25%. The full 0.25%, in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.13%.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                             1 YR        3 YRS       5 YRS         10 YRS
--------------------------------------------------------------------------------
Class I                      $105         $328        $569         $1,259
--------------------------------------------------------------------------------
Class III                     105          328         569          1,259
--------------------------------------------------------------------------------

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities.

BONDS - debt obligations issued by corporations, governments and other issuers.

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock, that represent an ownership interest in the issuer.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

HIGH-YIELD BONDS - fixed-income securities rated below investment-grade by nationally recognized rating agencies, including Moody's, Standard and Poor's and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds." They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.


INVESTMENT-GRADE - the four highest rating categories of nationally recognized rating agencies, including Moody's, Standard & Poor's and Fitch.


LARGE-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the S&P 500(R) Composite Stock Price Index, ranging from $665 million to $370.3 billion as of December 31, 2005.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large- capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MID-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $563 million to $18.4 billion as of December 31, 2005.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

SMALL-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

TOTAL RETURN - investment return that reflects either capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that management believes to be temporary.

SECTION 2 | Fund Details


ADDITIONAL INFORMATION ABOUT
INVESTMENTS, INVESTMENT TECHNIQUES
AND RISKS

ASSET-BACKED SECURITIES (FEDERATED GVIT HIGH INCOME BOND FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN GVIT MULTI SECTOR BOND FUND) - the Funds may invest in asset-backed securities. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

CONVERTIBLE SECURITIES - each of the Funds may invest in debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

CREDIT RISK (FEDERATED GVIT HIGH INCOME BOND FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN MULTI SECTOR BOND FUND) - the Funds have the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than are investment-grade securities.

DEPOSITARY RECEIPTS - each of the Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


DERIVATIVES - each of the Funds may invest in derivatives, which are contracts with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:


o the other party to the derivatives contract may fail to fulfill its obligations
o their use may reduce liquidity and make the Fund harder to value, especially in declining markets
o the Fund may suffer disproportionately heavy losses relative to the amount invested
o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives


EVENT RISK - each of the Funds (except GVIT Mid Cap Index Fund and GVIT S&P 500 Index Fund) has the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


FLOATING- AND VARIABLE-RATE SECURITIES - each of the Funds (except GVIT Mid Cap Index Fund and GVIT S&P 500 Index Fund) may invest in securities that do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. Securities that are callable are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the proceeds may be required to invest in lower yielding securities that reduce a Fund's income. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

FOREIGN SECURITIES RISK (FEDERATED GVIT HIGH INCOME BOND FUND, GVIT INTERNATIONAL VALUE FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN GVIT COMSTOCK VALUE FUND, VAN KAMPEN GVIT MULTI SECTOR BOND FUND) - foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o political and economic instability
o the impact of currency exchange rate fluctuations
o reduced information about issuers
o higher transaction costs
o less stringent regulatory and accounting standards
o delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

HIGH-YIELD BONDS AND OTHER LOWER RATED SECURITIES (FEDERATED GVIT HIGH INCOME BOND FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN GVIT COMSTOCK VALUE FUND, VAN KAMPEN GVIT MULTI SECTOR BOND FUND) - the Funds may invest in high-yield bonds (often referred to as "junk bonds") involves that substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to these risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments
o greater risk of loss due to default or declining credit quality
o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund

INTEREST RATE RISK (FEDERATED GVIT HIGH INCOME BOND FUND, GVIT INTERNATIONAL VALUE FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN GVIT COMSTOCK VALUE FUND, VAN KAMPEN GVIT MULTI SECTOR BOND FUND) - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

MORTGAGE-BACKED SECURITIES (FEDERATED GVIT HIGH INCOME BOND FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN GVIT COMSTOCK VALUE FUND, VAN KAMPEN GVIT MULTI SECTOR BOND FUND) - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as `'prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


PORTFOLIO TURNOVER (JPMORGAN GVIT BALANCED FUND, GVIT MULTI SECTOR BOND FUND)- the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.


PREFERRED STOCK (FEDERATED GVIT HIGH INCOME BOND FUND, GVIT INTERNATIONAL VALUE FUND, GVIT MID CAP INDEX FUND, GVIT S&P 500 INDEX FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN GVIT COMSTOCK VALUE FUND) - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.


REPURCHASE AGREEMENTS - each of the Funds may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back as a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.

SMALL-CAP AND MID-CAP RISK (GVIT INTERNATIONAL VALUE FUND, GVIT MID CAP INDEX FUND, VAN KAMPEN GVIT COMSTOCK VALUE FUND) - the Funds may invest in stocks of small-cap and mid-cap companies that trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap or mid-cap company may lose substantial value. Investing in small-cap and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.


STOCK MARKET RISK (GVIT INTERNATIONAL VALUE FUND, GVIT MID CAP INDEX FUND, GVIT S&P 500 INDEX FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN GVIT COMSTOCK VALUE
FUND) - the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o corporate earnings
o production
o management
o sales
o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS - each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o short-term U.S. government securities
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks
o prime quality commercial paper
o repurchase agreements covering any of the securities in which the Fund may invest directly
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - each of the Funds (except GVIT Mid Cap Index Fund and GVIT S&P 500 Index Fund) may invest in U.S. government securities that includes Treasury bills, notes and bonds issued or guaranteed by the U.S. Government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations
issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates
o the Federal Home Loan Banks
o the Federal National Mortgage Association ("FNMA")
o the Student Loan Marketing Association and
  Federal Home Loan Mortgage Corporation ("FHLMC")
o the Federal Farm Credit Banks

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

WARRANTS - each of the Funds may invest in securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


ZERO COUPON BONDS - (FEDERATED GVIT HIGH INCOME BOND FUND, JPMORGAN GVIT BALANCED FUND, VAN KAMPEN GVIT COMSTOCK VALUE FUND) - these securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. To avoid federal income tax liability, a fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

MORE ABOUT INDEX FUNDS

Neither the GVIT Mid Cap Index Fund nor the GVIT S&P 500 Index Fund (the "Index Funds") attempts to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a `'passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund's portfolio turnover and trading costs may be lower than that of an `'actively" managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.

The Index Funds may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows a Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. Each of the Index Funds will invest in options, futures and other derivative instruments in the following circumstances:

o purchases of Fund shares increase,
o to provide liquidity for redemptions of Fund shares and
o to keep trading costs low

In connection with the use of derivative instruments, an Index Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

GVIT MID CAP INDEX FUND

The S&P 400(R) is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400(R) is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400(R) is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor's chooses the stocks in the S&P 400(R) based on factors including market capitalization, trading activity and the overall mix of industries represented in the index. Standard & Poor's selects stocks for the S&P 400(R) based on its criteria for the index and does not evaluate whether any particular stock is an attractive investment.

The Fund may invest in all 400 stocks in the S&P 400(R) in roughly the same proportion as their weightings in the index. For example, if 2% of the S&P 400(R) is made up of the stock of a particular company, the Fund may invest approximately 2% of its assets in that company.

Standard & Poor's periodically updates the S&P 400(R), at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror those changes.

GVIT S&P 500 INDEX FUND

The S&P 500(R) is composed of approximately 500 common stocks selected by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500(R) is generally considered to broadly represent the performance of publicly traded U.S. larger capitalization stocks, although a small part of the S&P 500(R) is made up of foreign companies that have a large U.S. presence. Standard & Poor's selects stocks for the S&P 500(R) based on its criteria for the index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 500(R), at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").

SECTION 3 | Fund Management

INVESTMENT ADVISER


Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each of the Funds. Subject to the supervision of the Trust's Board of Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund, but currently is not doing so. GMF was organized in 1999 and manages mutual funds.


GMF is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.

Each Fund pays GMF a management fee, which is based on each Fund's average daily net assets. The total management fee paid by each of the Funds for the fiscal year ended December 31, 2005, expressed as a percentage of each Fund's average daily net assets was as follows:



FUND                                                                        FEE
--------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund                                      0.24%
--------------------------------------------------------------------------------
GVIT International Value Fund                                             0.75%
--------------------------------------------------------------------------------
GVIT Mid Cap Index Fund                                                   0.29%
--------------------------------------------------------------------------------
GVIT S&P 500 Index Fund                                                   0.05%
--------------------------------------------------------------------------------
JPMorgan GVIT Balanced Fund                                               0.70%
--------------------------------------------------------------------------------
Van Kampen GVIT Comstock Value Fund                                       0.68%
--------------------------------------------------------------------------------
Van Kampen GVIT Multi Sector Bond Fund                                    0.74%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' annual reapproval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.


MULTI-MANAGER STRUCTURE


GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers (excluding hiring a subadviser which is an affillate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new non-affiliated subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF performs the following oversight and evaluation services to the Funds:

o initial due diligence on prospective Fund subadvisers
o monitoring subadviser performance including ongoing analysis, as well as periodic consultations
o communicating performance expectations and evaluations to the subadvisers
o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


GMF does not expect to recommend frequent changes of subadvisers.


GMF does not expect to recommend frequent changes of subadviser, however, GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

SUBADVISERS AND PORTFOLIO MANAGEMENT


Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

FEDERATED GVIT HIGH INCOME BOND FUND


FEDERATED INVESTMENT MANAGEMENT COMPANY ("FEDERATED"): a subsidiary of Federated Investors, Inc., is the subadviser for the Federated GVIT High Income Bond Fund. It has offices located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

Out of its management fee, GMF paid Federated Investment Management Company an annual subadvisory fee of 0.26% for the fiscal year ended December 31, 2005, based on Federated GVIT High Income Bond Fund's average daily net assets.


Mark E. Durbiano and Nathan H. Kehm are co-portfolio managers and both are primarily responsible for the day-to-day management of the Federated GVIT High Income Bond Fund's portfolio. Mr. Durbiano joined Federated Investors, Inc. in 1982, has been a Senior Vice President of a subsidiary of the subadviser since 1996 and has managed the Fund since its inception. Mr. Kehm joined Federated Investors, Inc. in December 1997 as an Investment Analyst, and was promoted to Assistant Vice President and Senior Investment Analyst in January 1999 and to Vice President in January 2001. He became a portfolio manager of the Fund on April 28, 2003.

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SECTION 3 | Fund Management (CONT.)



GVIT INTERNATIONAL VALUE FUND

THE BOSTON COMPANY ("TBC"): is the subadviser for the GVIT International Value Fund. TBC is independently managed and is a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation. TBC was founded in 1970 and is based in Boston, Massachusetts.


D. Kirk Henry is the manager for the GVIT International Value Fund. He serves as a dual employee of Dreyfus and TBC, an affiliate of Dreyfus. Mr. Henry, Senior Vice President of TBC and Director of the International Equities of TBC, served as the co-portfolio of the Fund's predecessor from 1991 until April 28, 2003 when it was reorganized into the Fund. He has over 21 years experience in investment management.

Out of its management fees, GMF paid Dreyfus annual subadvisory fees for the fiscal year ended December 31, 2005, 0.375% of the average daily net assets of the GVIT International Value Fund.


GVIT MID CAP INDEX FUND

FUND ASSET MANAGEMENT, L.P. ("FAM"): subject to the supervision of GMF and the Board of Trustees, Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011, is the GVIT Mid Cap Index Fund and GVIT S&P 500 Index Fund subadviser and manages the Fund's assets in accordance with its investment objective and strategies. FAM makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.


The GVIT Mid Cap Index Fund is managed by Debra C. Jelilian and Jeffrey L. Russo, CPA, who are members of FAM's Quantitative Index Management Teams. Ms. Jelilian is primarily responsible for the day-to-day management of each Fund's portfolio and the selection of each Fund's investments. Mr. Russo assists Ms. Jelilian with portfolio management and the selection of each Fund's investments. Ms. Jelilian has been a Director of FAM since 1999, and has been a member of the Fund's management team since 2006. Ms. Jelilian has thirteen years' experience in investing and in managing index investments.


GVIT S&P 500 INDEX FUND

FUND ASSET MANAGEMENT, L.P. ("FAM"): subject to the supervision of GMF and the Board of Trustees, Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011, is the GVIT Mid Cap Index Fund and GVIT S&P 500 Index Fund subadviser and manages the Fund's assets in accordance with its investment objective and strategies. FAM makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.


The GVIT S&P 500 Index Fund is managed by Debra C. Jelilian and Jeffrey L. Russo, CPA, who are members of FAM's Quantitative Index Management Teams. Ms. Jelilian is primarily responsible for the day-to-day management of each Fund's portfolio and the selection of each Fund's investments. Mr. Russo assists Ms. Jelilian with portfolio management and the selection of each Fund's investments. Ms. Jelilian has been a Director of FAM since 1999, and has been a member of the Fund's management team since 2006. Ms. Jelilian has thirteen years' experience in investing and in managing index investments.


JPMORGAN GVIT BALANCED FUND


JPMORGAN INVESTMENT MANAGEMENT INC ("JPMORGAN"): 522 Fifth Avenue, New York, New York 10036, a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company, is the subadviser for the JPMorgan GVIT Balanced Fund. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. JPMorgan uses a sophisticated, disciplined, collaborative process for managing all asset classes.

Out of its management fee, GMF paid JPMorgan an annual subadvisory fee for the fiscal year ended December 31, 2005, based on JPMorgan GVIT Balanced Fund's average daily net assets, of 0.32%.


Patrik Jakobson, Managing Director, and Anne Lester, Vice President, are the portfolio managers for the JPMorgan GVIT Balanced Fund. Mr. Jakobson joined JPMorgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Services group. Ms. Lester joined JPMorgan's Milan office in 1992 where she was a fixed-income and currency trader and portfolio manager. She subsequently worked in the Product Development Group and is currently a portfolio manager in the Asset Allocation Services Group.

VAM KAMPEN GVIT COMSTOCK VALUE FUND


VAN KAMPEN ASSET MANAGEMENT ("VKAM"): 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555, is the subadviser for the Van Kampen GVIT Comstock Value Fund. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company that administers more than three million retail investor accounts, and has extensive capabilities for managing institutional portfolios. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley.

Out of its management fees, GMF paid VKAM an annual subadvisory fee for the fiscal year ended December 31, 2005, based on Van Kampen GVIT Comstock Value Fund's average daily net assets, of 0.31%

The Van Kampen GVIT Comstock Value Fund is managed by a team of portfolio managers including B. Robert Baker, Jr., Managing Director. Mr. Baker has been a Managing Director since December 2000 and became a Senior Vice President of VKAM in December 1998 and a Vice President and a Portfolio Manager of VKAM in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKAM and has been employed by VKAM since November 1991.

Portfolio Managers Jason S. Leder and Kevin C. Holt are also responsible as managers for the day-to-day management of the Fund's investment portfolio. Mr. Leder, a Managing Director of VKAM, became an Executive Director of VKAM in 2001, a Vice President of VKAM in February 1999 and an Assistant Vice President of VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM.

Mr. Holt, a Managing Director of VKAM, became an Executive Director of VKAM in 2002 and a Vice President of VKAM in August 1999. Portfolio Management team members can change without notice from time to time.

VAN KAMPEN GVIT MULTI SECTOR BOND FUND


MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM"): is a subadviser for the Van Kampen GVIT Multi Sector Bond Fund. MSIM is located at 1221 Avenue of the Americas, New York, New York 10020. MSIM does business in certain instances, including with respect to the Fund, using the name Van Kampen. Morgan Stanley is the direct parent of MISM. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.


Out of its management fee, GMF paid Morgan Stanly Investment Management Inc. an annual subadvisory fee for the fiscal year ended December 31, 2005, based on Van Kampen GVIT Multi Sector Bond Fund's average daily net assets, of 0.29%.



The Van Kampen Multi Sector Bond Fund is managed by MSIM's Taxable Fixed Income Team. Current members of the team include W. David Armstrong (co-lead manager), David S. Horowitz, Gordon W. Loery, Abigail McKenna, David Germany and Robert M. Sella (co-lead manager). Mr. Armstrong is Managing Director of MSIM, joining the firm in 1998. He has been a member of the management team for the Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds Fixed Income Portfolio since 1998. Mr. Horowitz is a Managing Director with MSFM. He joined MSFM in 1995 and has 10 years experience in investment management. Mr. Loery is also an Executive Director with MSIM and has been with Morgan Stanley since 1990. He has over twenty-one years experience in investment management. Ms. McKenna is a Managing Director of MSIM. She joined MSIM in 1996 and has over 17 years experience in investment management. Mr. Sella is a Managing Director of MSIM, joining the firm in 1992. He has been a member of the management team for Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds Fixed Income Portfolio since 1998. Mr. Germany is a Managing Director with MSIM and has been with Morgan Stanly since 1987. He has over 10 years experience in investment management. Portfolio Management team members can change without notice from time to time.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

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SECTION 4 | Investing with Gartmore


CHOOSING A SHARE CLASS


Shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its wholly-owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class ID shares are primarily sold to other registered investment companies that operate as "fund-of-funds," such as the GVIT Investor Destinations Series. Class III and Class VI shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II and Class VI shares.


Class IV shares of the Van Kampen GVIT Comstock Value, JPMorgan GVIT Balanced, GVIT S&P 500 Index and GVIT International Value Funds will be sold to separate accounts of:

o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA)
o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Funds will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution
Services, Inc. ("GDSI").

Shares of the Funds are subject to administrative services fees. These fees are paid by the Funds to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Funds in the insurance company's variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not determine NAV on the following days:

o New Year's Day
o Martin Luther King, Jr. Day
o Presidents' Day
o Good Friday
o Memorial Day
o Independence Day
o Labor Day
o Thanksgiving Day
o Christmas Day
o Other days when the New York Stock Exchange is closed

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.


IN-KIND PURCHASES

The GVIT Mid Cap Index Fund and the GVIT S&P 500 Index Fund may accept payment for shares in the form of securities that are permissible investments for such Funds.


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of Funds within a short time period) may:

o disrupt portfolio management strategies,
o increase brokerage and other transaction costs
o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the

Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds (such as these Funds) that hold significant investments in investments that may not be frequently traded sucahs s those in which the Fund may invest. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAV that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. In addition, Class III shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts. These procedures are described below.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide Separate Accounts prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult your own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading
o reject transactions that violate a Fund's excessive trading policies or its exchange limits

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III and Class VI shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Class III and Class VI shares were created with short-term trading fees specifically for use with newer variable insurance contracts where state law may have prevented the application of new fees to variable insurance contracts that had already been issued. Accordingly, the Funds uniformly will assess a short-term trading fee uniformly on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III and Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III and Class VI shares for 60 days or less. For this purpose, if Class III and Class VI shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III and Class VI shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that

Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III and Class VI shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively impacted by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging
o variable insurance contract withdrawals or loans, including required minimum distributions
o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the following Funds to compensate the distributor for expenses associated with (1) distributing and selling Class II and/or Class VI shares of a Fund and (2) providing shareholder services:


o GVIT International Value Fund
o GVIT Mid Cap Index Fund
o GVIT S&P 500 Index Fund
o Van Kampen GVIT Comstock Value Fund


Under that Distribution Plan, a Fund pays its distributor from its Class II or Class VI shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II or Class VI shares' average daily net assets.

ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, and Class VI shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING

GMF and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer sub accounts in the Funds as underlying investment options in variable insurance contracts
o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract sub accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:


o GDSI and other affiliates of GMF
o broker-dealers and other financial intermediaries that sell such variable insurance contracts
o insurance companies that include shares of the Funds as underlying subaccount options


Payments may be based on current or past sales of sub accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific sub accounts representing shares of a Fund to you instead of recommending options offered by competing subaccount providers or insurance companies
o sell shares of a Fund to you instead of shares of funds offered by competing fund families

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.




Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts that feature sub accounts in the funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of Gartmore) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

SECTION 5 | Distributions and Taxes


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.


Please refer to the SAI for more information regarding the tax treatment of the Funds.

SECTION 6 | Federated GVIT High Income Bond Fund Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in its annual report, which is available upon request.




                                                         INVESTMENT ACTIVITIES                        DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------


                                                                           Net
                                                                  Realized and
SELECTED DATA                         Net Asset            Net      Unrealized
FOR EACH SHARE                            Value,    Investment           Gains    Total from           Net
OF CAPITAL                             Beginning        Income     (Losses) on    Investment    Investment            Total
OUTSTANDING                            of Period        (Loss)     Investments    Activities        Income    Distributions
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)           $7.89          0.76          (0.45)          0.31        (0.76)           (0.76)
Year Ended December 31, 2002               $7.44          0.61          (0.38)          0.23        (0.61)           (0.61)
Year Ended December 31, 2003               $7.06          0.57            0.96          1.53        (0.57)           (0.57)
Year Ended December 31, 2004               $8.02          0.60            0.18          0.78        (0.60)           (0.60)
Year Ended December 31, 2005               $8.20          0.64          (0.46)          0.18        (0.61)           (0.61)
-----------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2005 (g)         $7.83          0.39            0.01          0.40        (0.47)           (0.47)
-----------------------------------------------------------------------------------------------------------------------------





                                                                                         RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------

                                                                                               Ratio        Ratio of
                                                                                              of Net        Expenses
                                                                                          Investment       (Prior to
SELECTED DATA                        Net Asset              Net Assets      Ratio of          Income      Reimburse-
FOR EACH SHARE                          Value,                  at End      Expenses       (Loss) to       ments) to
OF CAPITAL                              End of     Total     of Period    to Average         Average     Average Net
OUTSTANDING                             Period    Return        (000s)    Net Assets      Net Assets      Assets (a)
-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)         $7.44     4.22%      $114,022         0.95%           9.96%           1.03%
Year Ended December 31, 2002             $7.06     3.23%      $162,733         0.97%           8.82%           0.97%
Year Ended December 31, 2003             $8.02    22.27%      $268,336         0.95%           7.74%             (d)
Year Ended December 31, 2004             $8.20    10.10%      $302,285         0.94%           7.46%             (d)
Year Ended December 31, 2005             $7.77     2.38%      $181,905         0.96%           7.35%             (d)
-----------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2005 (g)       $7.76 5.14%(e)        $63,264      0.95%(f)        7.23%(f)             (d)
-----------------------------------------------------------------------------------------------------------------------




                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------
                                          Ratio of Net
                                            Investment
                                         Income (Loss)
                                             (Prior to
SELECTED DATA                               Reimburse-
FOR EACH SHARE                               ments) to
OF CAPITAL                                 Average Net       Portfolio
OUTSTANDING                                 Assets (a)    Turnover (b)
----------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)                 9.88%          31.64%
Year Ended December 31, 2002                     8.82%          30.59%
Year Ended December 31, 2003                       (d)          41.30%
Year Ended December 31, 2004                       (d)          61.24%
Year Ended December 31, 2005                       (d)          37.06%
----------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2005 (g)                 (d)          37.06%
----------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d) There were no fee reductions during the period.
(e) Not annualized.
(f) Annualized.


(g) For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

SECTION 6 | GVIT International Value Fund Financial Highlights



                                                             INVESTMENT ACTIVITIES                                   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Net
                                                                             Realized and
SELECTED DATA                      Net Asset           Net                     Unrealized
FOR EACH SHARE                        Value,    Investment                          Gains    Total from           Net         Net
OF CAPITAL                         Beginning        Income    Redemption      (Losses) on    Investment    Investment    Realized
OUTSTANDING                        of Period        (Loss)          Fees      Investments    Activities        Income       Gains
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2003 (b)     $9.25          0.02          0.09             3.90          4.01            --          --
Year Ended December 31, 2004          $13.26          0.18          0.01             2.46          2.65        (0.33)          --
Year Ended December 31, 2005          $15.58          0.35            --             1.43          1.78        (0.21)      (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (b)     $9.25          0.01          0.09             3.87          3.97            --          --
Year Ended December 31, 2004          $13.22          0.14          0.01             2.46          2.61        (0.30)          --
Year Ended December 31, 2005          $15.53          0.23            --             1.51          1.74        (0.18)      (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2003 (b)     $9.25          0.05          0.09             3.84          3.98            --          --
Year Ended December 31, 2004          $13.23          0.18          0.01             2.45          2.64        (0.33)          --
Year Ended December 31, 2005          $15.54          0.24            --             1.54          1.78        (0.21)      (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES (C)
Year Ended December 31, 2001          $14.14          0.12            --           (1.67)        (1.55)        (0.17)      (1.22)
Year Ended December 31, 2002          $11.20          0.18            --           (1.41)        (1.23)        (0.12)          --
Year Ended December 31, 2003           $9.85          0.18          0.09             3.41          3.68        (0.27)          --
Year Ended December 31, 2004          $13.26          0.22          0.01             2.39          2.62        (0.31)          --
Year Ended December 31, 2005          $15.57          0.25            --             1.52          1.77        (0.19)      (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (f)    $13.63          0.13          0.01             1.95          2.09        (0.17)          --
Year Ended December 31, 2005          $15.55          0.20            --             1.55          1.75        (0.19)      (0.55)
-----------------------------------------------------------------------------------------------------------------------------------



                                    DISTRIBUTIONS                              RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Ratio
                                                                                                             of Net
                                                                                                         Investment
SELECTED DATA                                       Net Asset              Net Assets      Ratio of          Income
FOR EACH SHARE                                         Value,                  at End      Expenses       (Loss) to
OF CAPITAL                                  Total      End of       Total   of Period    to Average         Average     Portfolio
OUTSTANDING                         Distributions      Period      Return      (000s)    Net Assets      Net Assets   Turnover (b)
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2003 (b)             --      $13.26   45.08%(d)        $542      1.20%(e)        0.56%(e)         91.20%
Year Ended December 31, 2004               (0.33)      $15.58      20.29%      $6,247         0.86%           1.33%         42.68%
Year Ended December 31, 2005               (0.76)      $16.60      12.09%      $4,349         0.91%           1.92%         48.94%
----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (b)             --      $13.22   44.64%(d)      $1,523      1.45%(e)        0.20%(e)         91.20%
Year Ended December 31, 2004               (0.30)      $15.53      20.00%      $3,368         1.10%           1.69%         42.68%
Year Ended December 31, 2005               (0.73)      $16.54      11.79%      $2,852         1.17%           1.40%         48.94%
----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2003 (b)             --      $13.23   44.75%(d)      $9,620      1.13%(e)        1.30%(e)         91.20%
Year Ended December 31, 2004               (0.33)      $15.54      20.26%     $69,043         0.86%           1.42%         42.68%
Year Ended December 31, 2005               (0.76)      $16.56      12.05%    $116,151         0.93%           1.64%         48.94%
----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES (C)
Year Ended December 31, 2001               (1.39)      $11.20    (12.20%)     $68,746         1.08%           1.04%         36.00%
Year Ended December 31, 2002               (0.12)       $9.85    (11.10%)     $59,335         1.00%           1.63%         35.00%
Year Ended December 31, 2003               (0.27)      $13.26      38.52%     $77,347         1.12%           1.62%         91.20%
Year Ended December 31, 2004               (0.31)      $15.57      20.04%     $73,953         1.00%           1.56%         42.68%
Year Ended December 31, 2005               (0.74)      $16.60      11.97%     $66,597         1.03%           1.56%         48.94%
----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (f)         (0.17)      $15.55   15.45%(d)     $13,117      1.11%(e)        0.63%(e)         42.68%
Year Ended December 31, 2005               (0.74)      $16.56      11.80%     $42,916         1.19%           1.41%         48.94%
----------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(b) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(c) The GVIT International Value Fund retained the history of the Market Street International Fund and the existing shares of the Fund were designated Class IV shares.

(d) Not annualized.
(e) Annualized.
(f) For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

SECTION 6 | GVIT Mid Cap Index Fund Financial Highlights


                                                        INVESTMENT ACTIVITIES                           DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------


                                                                        Net
                                                               Realized and
SELECTED DATA                       Net Asset           Net      Unrealized                                     Net
FOR EACH SHARE                         Value,    Investment           Gains    Total from           Net     Realize
OF CAPITAL                          Beginning        Income     (Losses) on    Investment    Investment       Gains            Total
OUTSTANDING                         of Period        (Loss)     Investments    Activities        Income    (Losses)    Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)       $13.55          0.07          (0.25)        (0.18)        (0.07)      (0.13)           (0.20)
Year Ended December 31, 2002           $13.17          0.04          (2.05)        (2.01)        (0.04)      (0.10)           (0.14)
Year Ended December 31, 2003           $11.02          0.06            3.75          3.81        (0.06)         (e)           (0.06)
Year Ended December 31, 2004           $14.77          0.09            2.23          2.32        (0.08)      (0.40)           (0.48)
Year Ended December 31, 2005           $16.61          0.16            1.82          1.98        (0.18)      (1.05)           (1.23)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (d)     $13.64          0.02          (2.53)        (2.51)        (0.03)      (0.10)           (0.13)
Year Ended December 31, 2003           $11.00          0.03            3.74          3.77        (0.04)         (e)           (0.04)
Year Ended December 31, 2004           $14.73          0.07            2.22          2.29        (0.06)      (0.40)           (0.46)
Year Ended December 31, 2005           $16.56          0.13            1.81          1.94        (0.15)      (1.05)           (1.20)
------------------------------------------------------------------------------------------------------------------------------------

                                                             RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------

                                                                                                Ratio        Ratio of
                                                                                               of Net        Expenses
                                                                                           Investment       (Prior to
SELECTED DATA                      Net Asset                 Net Assets      Ratio of          Income      Reimburse-
FOR EACH SHARE                        Value,                     at End      Expenses       (Loss) to       ments) to
OF CAPITAL                            End of        Total     of Period    to Average         Average     Average Net
OUTSTANDING                           Period       Return        (000s)    Net Assets      Net Assets      Assets (a)
---------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)      $13.17      (1.30%)      $257,623         0.65%           0.53%           0.78%
Year Ended December 31, 2002          $11.02     (15.30%)      $285,970         0.74%           0.37%           0.75%
Year Ended December 31, 2003          $14.77       34.65%      $432,589         0.74%           0.49%             (h)
Year Ended December 31, 2004          $16.61       15.73%      $532,474         0.60%           0.62%             (h)
Year Ended December 31, 2005          $17.36       12.10%      $576,339         0.55%           0.93%             (h)
---------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (d)    $11.00  (18.44%)(f)        $1,232      0.96%(g)        0.25%(g)             (h)
Year Ended December 31, 2003          $14.73       34.30%        $8,049         0.98%           0.27%             (h)
Year Ended December 31, 2004          $16.56       15.50%       $15,367         0.78%           0.45%             (h)
Year Ended December 31, 2005          $17.30       11.90%       $21,512         0.72%           0.76%             (h)
---------------------------------------------------------------------------------------------------------------------

                                       RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
                                        Ratio of Net
                                          Investment
                                       Income (Loss)
                                           (Prior to
SELECTED DATA                             Reimburse-
FOR EACH SHARE                             ments) to
OF CAPITAL                               Average Net       Portfolio
OUTSTANDING                               Assets (a)    Turnover (b)
--------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)               0.40%          28.43%
Year Ended December 31, 2002                   0.36%          27.32%
Year Ended December 31, 2003                     (h)          11.58%
Year Ended December 31, 2004                     (h)          15.90%
Year Ended December 31, 2005                     (h)          19.32%
--------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (d)               (h)          27.32%
Year Ended December 31, 2003                     (h)          11.58%
Year Ended December 31, 2004                     (h)          15.90%
Year Ended December 31, 2005                     (h)          19.32%
--------------------------------------------------------------------


(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(e) The amount is less than $0.005.
(f) Not annualized.
(g) Annualized.
(h) There were no fee reductions during the period.

SECTION 6 | GVIT S&P 500 Index Fund Financial Highlights

                                                    INVESTMENT ACTIVITIES                           DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------


                                                                    Net
                                                           Realized and
SELECTED DATA                   Net Asset           Net      Unrealized
FOR EACH SHARE                     Value,    Investment           Gains    Total from           Net         Net
OF CAPITAL                      Beginning        Income     (Losses) on    Investment    Investment    Realized            Total
OUTSTANDING                     of Period        (Loss)     Investments    Activities        Income       Gains    Distributions
--------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Year Ended December 31, 2001        $9.36          0.09          (1.22)        (1.13)        (0.09)      (0.02)           (0.11)
Year Ended December 31, 2002        $8.12          0.10          (1.89)        (1.79)        (0.09)          --           (0.09)
Year Ended December 31, 2003 (b)    $6.24          0.11            1.63          1.74        (0.13)          --           (0.13)
Year Ended December 31, 2004        $7.85          0.14            0.68          0.82        (0.22)          --           (0.22)
Year Ended December 31, 2005        $8.45          0.14            0.26          0.40        (0.14)          --           (0.14)
--------------------------------------------------------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Ratio of Net
                                                                                            Ratio        Ratio of        Investment
                                                                                           of Net        Expenses     Income (Loss)
                                                                                       Investment       (Prior to         (Prior to
SELECTED DATA                     Net Asset              Net Assets      Ratio of          Income      Reimburse-        Reimburse-
FOR EACH SHARE                       Value,                  at End      Expenses       (Loss) to       ments) to         ments) to
OF CAPITAL                           End of     Total     of Period    to Average         Average     Average Net       Average Net
OUTSTANDING                          Period    Return        (000s)    Net Assets      Net Assets      Assets (a)        Assets (a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Year Ended December 31, 2001          $8.12  (12.24%)      $324,915         0.28%           1.06%           0.53%             0.81%
Year Ended December 31, 2002          $6.24  (22.31%)      $235,961         0.28%           1.32%           0.50%             1.10%
Year Ended December 31, 2003 (b)      $7.85    28.33%      $281,115         0.28%           1.51%           0.47%             1.32%
Year Ended December 31, 2004          $8.45    10.59%      $286,933         0.28%           1.74%           0.43%             1.59%
Year Ended December 31, 2005          $8.71     4.75%      $265,571         0.28%           1.58%           0.47%             1.40%
------------------------------------------------------------------------------------------------------------------------------------

                                                   RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
SELECTED DATA
FOR EACH SHARE
OF CAPITAL                                                Portfolio
OUTSTANDING                                            Turnover (b)
--------------------------------------------------------------------------------
CLASS IV SHARES
Year Ended December 31, 2001                                  6.00%
Year Ended December 31, 2002                                 19.00%
Year Ended December 31, 2003 (b)                              2.41%
Year Ended December 31, 2004                                  3.10%
Year Ended December 31, 2005                                  4.29%
--------------------------------------------------------------------------------


(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) The GVIT S&P 500 Index Fund retained the history of Market Street Equity 500 Index Fund and the existing shares of the fund were designated Class IV Shares.

SECTION 6 | JPMorgan GVIT Balanced Fund Financial Highlights


                                                      INVESTMENT ACTIVITIES                      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------


                                                                       Net
                                                              Realized and
SELECTED DATA                      Net Asset           Net      Unrealized
FOR EACH SHARE                        Value,    Investment           Gains    Total from           Net
OF CAPITAL                         Beginning        Income     (Losses) on    Investment    Investment            Total
OUTSTANDING                        of Period        (Loss)     Investments    Activities        Income    Distributions
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)      $10.00          0.22          (0.60)        (0.38)        (0.22)           (0.22)
Year Ended December 31, 2002           $9.40          0.19          (1.34)        (1.15)        (0.19)           (0.19)
Year Ended December 31, 2003           $8.06          0.15            1.32          1.47        (0.15)           (0.15)
Year Ended December 31, 2004           $9.38          0.19            0.60          0.79        (0.19)           (0.19)
Year Ended December 31, 2005           $9.98          0.20            0.05          0.25        (0.20)           (0.20)
------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (d)     $8.23          0.11            1.16          1.27        (0.12)           (0.12)
Year Ended December 31, 2004           $9.38          0.19            0.60          0.79        (0.19)           (0.19)
Year Ended December 31, 2005           $9.98          0.21            0.05          0.26        (0.21)           (0.21)
------------------------------------------------------------------------------------------------------------------------


                                                                RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------

                                                                                                 Ratio        Ratio of
                                                                                                of Net        Expenses
                                                                                            Investment       (Prior to
SELECTED DATA                        Net Asset                Net Assets      Ratio of          Income      Reimburse-
FOR EACH SHARE                          Value,                    at End      Expenses       (Loss) to       ments) to
OF CAPITAL                              End of       Total     of Period    to Average         Average     Average Net
OUTSTANDING                             Period      Return        (000s)    Net Assets      Net Assets      Assets (a)
--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)         $9.40     (3.77%)      $149,875         0.90%           2.34%           1.03%
Year Ended December 31, 2002             $8.06    (12.31%)      $147,289         0.99%           2.22%           1.00%
Year Ended December 31, 2003             $9.38      18.41%      $182,056         0.98%           1.80%             (g)
Year Ended December 31, 2004             $9.98       8.49%      $189,232         0.98%           1.96%             (g)
Year Ended December 31, 2005            $10.03       2.54%      $178,569         0.99%           1.97%             (g)
--------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (d)       $9.38   15.47%(e)       $50,811      0.91%(f)       1.79% (f)       0.96% (f)
Year Ended December 31, 2004             $9.98       8.54%       $51,061         0.91%           2.02%           0.98%
Year Ended December 31, 2005            $10.03       2.62%       $47,803         0.91%           2.05%           0.99%
--------------------------------------------------------------------------------------------------------------------------


                                              RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                        Ratio of Net
                                          Investment
                                       Income (Loss)
                                           (Prior to
SELECTED DATA                             Reimburse-
FOR EACH SHARE                             ments) to
OF CAPITAL                               Average Net            Portfolio
OUTSTANDING                               Assets (a)         Turnover (b)
--------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)               2.21%              181.89%
Year Ended December 31, 2002                   2.21%              297.08%
Year Ended December 31, 2003                     (g)              310.16%
Year Ended December 31, 2004                     (g)              293.17%
Year Ended December 31, 2005                     (g)              328.26%
--------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (d)          1.74%(f)              310.16%
Year Ended December 31, 2004                   1.95%              293.17%
Year Ended December 31, 2005                   1.96%              328.26%
--------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(e) Not annualized.
(f) Annualized.
(g) There were no fee reductions during the period.

SECTION 6 | Van Kampen GVIT Comstock Value Fund Financial Highlights


                                                 INVESTMENT ACTIVITIES                             DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------


                                                                        Net
                                                               Realized and
SELECTED DATA                       Net Asset           Net      Unrealized
FOR EACH SHARE                         Value,    Investment           Gains    Total from           Net         Net
OF CAPITAL                          Beginning        Income     (Losses) on    Investment    Investment    Realized            Total
OUTSTANDING                         of Period        (Loss)     Investments    Activities        Income       Gains    Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)       $11.99          0.15          (1.61)        (1.46)        (0.15)          --           (0.15)
Year Ended December 31, 2002           $10.38          0.12          (2.72)        (2.60)        (0.12)          --           (0.12)
Year Ended December 31, 2003            $7.66          0.11            2.28          2.39        (0.11)          --           (0.11)
Year Ended December 31, 2004            $9.94          0.14            1.59          1.73        (0.14)          --           (0.14)
Year Ended December 31, 2005           $11.53          0.20            0.29          0.49        (0.19)      (0.30)           (0.49)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (d)      $7.47          0.08            2.47          2.55        (0.09)          --           (0.09)
Year Ended December 31, 2004            $9.93          0.11            1.58          1.69        (0.12)          --           (0.12)
Year Ended December 31, 2005           $11.50          0.14            0.31          0.45        (0.15)      (0.30)           (0.45)
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (e)      $7.76          0.09            2.18          2.27        (0.09)          --           (0.09)
Year Ended December 31, 2004            $9.94          0.15            1.57          1.72        (0.14)          --           (0.14)
Year Ended December 31, 2005           $11.52          0.19            0.31          0.50        (0.19)      (0.30)           (0.49)
------------------------------------------------------------------------------------------------------------------------------------


                                                                              RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                    Ratio        Ratio of
                                                                                                   of Net        Expenses
                                                                                               Investment       (Prior to
SELECTED DATA                         Net Asset                  Net Assets      Ratio of          Income      Reimburse-
FOR EACH SHARE                           Value,                      at End      Expenses       (Loss) to       ments) to
OF CAPITAL                               End of         Total     of Period    to Average         Average     Average Net
OUTSTANDING                              Period        Return        (000s)    Net Assets      Net Assets      Assets (a)
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)         $10.38      (12.15%)       $52,848         0.95%           1.41%           1.09%
Year Ended December 31, 2002              $7.66      (25.14%)       $39,424         1.11%           1.30%           1.11%
Year Ended December 31, 2003              $9.94        31.43%       $62,517         0.99%           1.37%             (h)
Year Ended December 31, 2004             $11.53        17.50%      $112,202         0.94%           1.41%             (h)
Year Ended December 31, 2005             $11.53         4.25%      $103,565         0.94%           1.65%             (h)
-----------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (d)        $9.93     34.20%(f)        $6,092      1.20%(g)        1.27%(g)        1.31%(g)
Year Ended December 31, 2004             $11.50        17.08%       $34,312         1.20%           1.20%           1.28%
Year Ended December 31, 2005             $11.50         3.95%       $60,617         1.28%           1.31%           1.31%
-----------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (e)        $9.94     29.38%(f)       $48,070      0.94%(g)        1.50%(g)             (h)
Year Ended December 31, 2004             $11.52        17.42%       $55,683         0.91%           1.42%             (h)
Year Ended December 31, 2005             $11.53         4.36%       $55,297         0.93%           1.67%             (h)
-----------------------------------------------------------------------------------------------------------------------------


                                    RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                          Ratio of Net
                                            Investment
                                         Income (Loss)
                                             (Prior to
SELECTED DATA                               Reimburse-
FOR EACH SHARE                               ments) to
OF CAPITAL                                 Average Net       Portfolio
OUTSTANDING                                 Assets (a)    Turnover (b)
--------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)                  1.27%        127.03%
Year Ended December 31, 2002                      1.30%        245.24%
Year Ended December 31, 2003                        (h)         71.31%
Year Ended December 31, 2004                        (h)         31.95%
Year Ended December 31, 2005                        (h)         33.13%
--------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (d)             1.16%(g)         71.31%
Year Ended December 31, 2004                      1.11%         31.95%
Year Ended December 31, 2005                      1.29%         33.13%
--------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (e)                  (h)         71.31%
Year Ended December 31, 2004                        (h)         31.95%
Year Ended December 31, 2005                        (h)         33.13%
--------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d) For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(e) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(f  )Not annualized.
(g) Annualized.
(h) There were no fee reductions during the period.

SECTION 6 | Van Kampen GVIT Multi Sector Bond Fund Financial Highlights


                                                   INVESTMENT ACTIVITIES                            DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------


                                                                    Net
                                                           Realized and
SELECTED DATA                   Net Asset                    Unrealized
FOR EACH SHARE                     Value,           Net           Gains    Total from           Net         Net
OF CAPITAL                      Beginning    Investment     (Losses) on    Investment    Investment    Realized            Total
OUTSTANDING                     of Period        Income     Investments    Activities        Income       Gains    Distributions
---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)    $9.28          0.54          (0.16)          0.38        (0.52)          --           (0.52)
Year Ended December 31, 2002        $9.14          0.42            0.22          0.64        (0.50)          --           (0.50)
Year Ended December 31, 2003        $9.28          0.36            0.74          1.10        (0.52)          --           (0.52)
Year Ended December 31, 2004        $9.86          0.42            0.21          0.63        (0.49)          --           (0.49)
Year Ended December 31, 2005       $10.00          0.42          (0.20)          0.22        (0.39)      (0.05)           (0.44)
---------------------------------------------------------------------------------------------------------------------------------


                                                                  RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------

                                                                                                 Ratio        Ratio of
                                                                                                of Net        Expenses
                                                                                            Investment       (Prior to
SELECTED DATA                          Net Asset              Net Assets      Ratio of          Income      Reimburse-
FOR EACH SHARE                            Value,                  at End      Expenses              to       ments) to
OF CAPITAL                                End of     Total     of Period    to Average         Average     Average Net
OUTSTANDING                               Period    Return        (000s)    Net Assets      Net Assets      Assets (a)
-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)           $9.14     4.19%      $177,324         0.90%           5.99%           1.04%
Year Ended December 31, 2002               $9.28     7.21%      $209,280         1.01%           4.61%           1.02%
Year Ended December 31, 2003               $9.86    12.12%      $226,525         1.01%           3.75%             (c)
Year Ended December 31, 2004              $10.00     6.53%      $238,502         1.01%           4.23%             (c)
Year Ended December 31, 2005               $9.78     2.18%      $258,958         1.03%           4.26%             (c)
-----------------------------------------------------------------------------------------------------------------------



                                               RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                          Ratio of Net
                                            Investment
                                                Income
                                             (Prior to
SELECTED DATA                               Reimburse-
FOR EACH SHARE                               ments) to
OF CAPITAL                                 Average Net            Portfolio
OUTSTANDING                                 Assets (a)         Turnover (b)
--------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)                 5.85%              340.77%
Year Ended December 31, 2002                     4.60%              385.94%
Year Ended December 31, 2003                       (c)              296.62%
Year Ended December 31, 2004                       (c)              212.84%
Year Ended December 31, 2005                       (c)              157.82%
--------------------------------------------------------------------------------

(a )During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c) There were no fee reductions during the period.

                                  [BLANK PAGE]

INFORMATION FROM GARTMORE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:


o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its Website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o on the SEC's EDGAR database via the Internet at www.sec.gov

o by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428





                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       (C)2006 GARTMORE GLOBAL INVESTMENTS. ALL RIGHTS RESERVED.


                                                              PR-GVIT-SUB [5/06]

CORE ASSET ALLOCATION Series

Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund

                                                                  [LOGO OMITTED]

FundPROSPECTUS

[LOGO OMITTED]  May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           WWW.GARTMOREFUNDS.COM

[BLANK PAGE]

TABLE OF CONTENTS


   2      GENERAL INFORMATION ABOUT INVESTOR
          DESTINATIONS FUNDS
          Purpose of the Investor Destinations Series
          Target Allocations
          Underlying Investments


          FUND SUMMARIES

   4      INVESTOR DESTINATIONS AGGRESSIVE FUND
          Objective and Principal Strategies
          Principal Risks
          Performance
          Fees and Expenses

   8      INVESTOR DESTINATIONS MODERATELY
          AGGRESSIVE FUND
          Objective and Principal Strategy
          Principal Risks
          Performance
          Fees and Expenses

  13      INVESTOR DESTINATIONS MODERATE FUND
          Objective and Principal Strategies
          Principal Risks
          Performance
          Fees and Expenses

  18      INVESTOR DESTINATIONS MODERATELY
          CONSERVATIVE FUND
          Objective and Principal Strategies
          Principal Risks
          Performance
          Fees and Expenses

  23      INVESTOR DESTINATIONS CONSERVATIVE FUND
          Objective and Principal Strategies
          Principal Risks
          Performance
          Fees and Expenses



  28      MORE ABOUT THE FUNDS
          Principal Investment Strategies of the Underlying Funds and
            Other Investments of the Funds
          Principal Risks of the Underlying Funds and Other Investments Selective Disclosure of Portfolio Holdings

  31      MANAGEMENT
          Investment Adviser
          Portfolio Management
          Additional Information about the
           Portfolio Managers

  32      BUYING AND SELLING FUND SHARES
          Who Can Buy Shares of the Funds
          Purchase Price
          Fair Valuation
          Selling Shares
          Restrictions on Sales
          Excessive or Short Term Trading
          Monitoring of Trading Activity
          Restrictions on Transactions
          Short-Term Trading Fees
          Distribution and Services Plan
          Revenue Sharing


  37      DISTRIBUTIONS AND TAXES
          Dividends and Distributions
          Tax Status

  38      FINANCIAL HIGHLIGHTS

BACK COVER      ADDITIONAL INFORMATION


                                             CORE ASSET ALLOCATION SERIES  |   1

Core Asset Allocation Series

GENERAL INFORMATION

This Prospectus provides information about the five Gartmore GVIT Investor Destinations Series (together, the "Funds"), offered by Gartmore Variable Insurance Trust (the "Trust"). This section summarizes key information common to all five of the Funds. The following sections are the Fund Summaries - one for each of the five Funds. Each Fund Summary provides specific information about each respective Fund, including information regarding each Fund's investment objective, principal strategies, principal risks, performance and fees. Each Fund's investment objective can be changed without shareholder approval. You can use these Fund Summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More about the Funds" beginning on page 28. "You" and "your" refer to both direct shareholders (including the insurance company separate accounts which invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").

The Fund Summaries contain a discussion of the principal risks of investing in each respective Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. You will find details about how your variable insurance contract works in the accompanying prospectus.

This Prospectus includes information on the following five Funds:

Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund

The Funds have the following share classes:

o Class II shares
o Class VI shares

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different charges and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 32.


PURPOSE OF THE INVESTOR
DESTINATIONS FUNDS


The Investor Destinations Funds are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the five Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential growth with the lowest amount of tolerance for risk, and the highest potential for income. Each Fund is a "fund of funds" which means that each Fund will seek to achieve its particular level of risk/return by investing the majority of its assets in other mutual funds (primarily index funds) ("Underlying Funds") and short-term investments in varying combinations and percentage amounts to achieve each Fund's particular investment objective.


The Funds are primarily designed:

o To help achieve an investor's savings objectives through a professionally developed asset allocation program.
o To maximize long-term total returns at various levels of risk through broad diversification among several asset classes.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

An "Asset Class" is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and cash. Within each asset class there may be several different types of assets. For example a "stock" asset class may contain common stock and/or preferred stocks; large cap, medium cap, and/or small cap stocks; domestic or international stocks; growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, "stock" assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most "bond" assets. By combining the various asset classes described below, in different percentage combinations, each Investor Destinations Fund seeks to provide different levels of potential risk and rewards. The following chart shows the types and percentages of each asset class in which each of the five Investor Destinations Funds will invest.

YOU SHOULD BE AWARE THAT THE UNDERLYING FUNDS AND SHORT-TERM INVESTMENTS IN WHICH THE FUNDS INVEST MAY BE CHANGED AT ANY TIME AND WITHOUT NOTICE BASED ON THE PORTFOLIO MANAGEMENT TEAM'S CONTINUING JUDGMENT. THE FUNDS MAY ALSO INVEST IN OTHER INDEX FUNDS CHOSEN TO COMPLEMENT THE UNDERLYING FUNDS AND TO FURTHER DIVERSIFY EACH FUND.


2  |  CORE ASSET ALLOCATION SERIES

TARGET ALLOCATIONS FOR EACH ASSET CLASS BY FUND

                                         AGGRESSIVE           MODERATELY            MODERATE          MODERATELY       CONSERVATIVE
                                               FUND           AGGRESSIVE                FUND        CONSERVATIVE               FUND
                                                                    FUND                                    FUND
------------------------------------------------------------------------------------------------------------------------------------
U.S. STOCKS:                                  60-70%              50-60%              40-50%              25-35%            10-20%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Index Funds                         35-45%              30-40%              25-35%              15-25%             5-15%
------------------------------------------------------------------------------------------------------------------------------------
Gartmore Mid Cap Index Fund                   10-20%              10-20%               5-15%               5-15%             0-10%
------------------------------------------------------------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                  5-15%               0-10%               0-10%               0-10%             0-10%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS:                         25-35%              20-30%              10-20%               5-15%             0-10%
------------------------------------------------------------------------------------------------------------------------------------
Gartmore International Index Fund             25-35%              20-30%              10-20%               5-15%             0-10%
------------------------------------------------------------------------------------------------------------------------------------
BONDS:                                         0-10%              15-25%              30-40%              45-55%            60-70%
------------------------------------------------------------------------------------------------------------------------------------
Gartmore Bond Index Fund                       0-10%              10-20%              20-30%              30-40%            35-45%
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Contract                            0-10%               0-10%               5-15%              10-20%            20-30%
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS:                        0-10%               0-10%               0-10%               5-15%             5-15%
------------------------------------------------------------------------------------------------------------------------------------
Gartmore Enhanced Income Fund                  0-10%               0-10%               0-10%               5-15%             5-15%
------------------------------------------------------------------------------------------------------------------------------------
Gartmore Money Market Fund                     0-10%               0-10%               0-10%               0-10%             0-10%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ALLOCATION                                100%                100%                100%                100%              100%
------------------------------------------------------------------------------------------------------------------------------------


The asset class allocations, choice of Underlying Funds and their target weightings are based on the Fund's investment adviser's assessment of what combination of risk and return characteristics that are most likely to meet each Fund's investment objective. ACTUAL ALLOCATIONS MAY VARY OVER SHORT PERIODS. THE TARGET ALLOCATION RANGES ARE EVALUATED PERIODICALLY AS DESCRIBED ON PAGE 31 AND ARE SUBJECT TO CHANGE FROM TIME TO TIME AS DETERMINED BY THE FUND'S INVESTMENT ADVISER WITHOUT PRIOR APPROVAL BY SHAREHOLDERS.

The investment adviser monitors the Underlying Fund selections to make sure they adhere to the asset class allocation over time.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to comprise each of these asset classes. THE FUND MAY ALSO INVEST
IN OTHER UNDERLYING MUTUAL FUNDS WITHIN EACH ASSET CLASS IN AN EFFORT TO MEET THEIR RESPECTIVE INVESTMENT OBJECTIVE.

ASSET CLASS                   UNDERLYING INVESTMENTS

LARGE CAP STOCKS              GARTMORE S&P 500 INDEX FUND. The Gartmore S&P 500 Index
                              Fund seeks to track the S&P 500 Index, an index
                              maintained by Standard & Poor's that includes 500
                              U.S. large-capitalization companies.(1), (2)

MID CAP STOCKS                GARTMORE MID CAP INDEX FUND. The Gartmore Mid Cap Market Index
                              Fund seeks to track the S&P MidCap 400 Index, an
                              index which includes 400 common stocks issued by
                              U.S. mid-capitalization companies.(1), (2)

SMALL CAP STOCKS              GARTMORE SMALL CAP INDEX FUND. The Gartmore Small Cap
                              Index Fund seeks to track the Russell 2000 Index,
                              an index which includes 2000 common stocks issued
                              by smaller U.S. capitalization companies.

INTERNATIONAL STOCKS          GARTMORE INTERNATIONAL INDEX FUND. The Gartmore
                              International Index Fund seeks to track the Morgan
                              Stanley International Europe, Australasia and Far
                              East Index (MSCI EAFE Index), an index which
                              includes stocks of companies located, or whose
                              stocks are traded on exchanges, in developed
                              countries overseas. (1)

BONDS                         GARTMORE BOND INDEX FUND. The Gartmore Bond Index Fund
                              seeks to track the Lehman Brothers U.S. Aggregate
                              Bond Index (LB U.S. Aggregate Bond Index), an
                              index which includes a broad-based mix of U.S.
                              investment-grade bonds with maturities greater
                              than one year.


                              NATIONWIDE CONTRACT. The Nationwide Contract is a non-registered fixed interest contract with a stable principal value issued and guaranteed as to interest rate and principal by Nationwide Life
                              Insurance Company.

SHORT-TERM INVESTMENTS        GARTMORE ENHANCED INCOME FUND. The Gartmore Enhanced
                              Income Fund seeks to provide a high level of
                              current income while preserving capital and
                              minimizing market fluctuations in an investor's
                              account value by investing in high-grade debt
                              securities.

                              GARTMORE MONEY MARKET FUND. The Gartmore
                              Money Market Fund seeks as high a level of current
                              income as is consistent with the preservation of
                              capital and maintenance of liquidity by investing
                              in money market obligations. (1)
--------------------------------------------------------------------------------

(1) "The investment adviser is also the investment adviser of each underlying fund (except for the Nationwide Contract, which is advised by an affiliate of the investment adviser). This investment adviser also is the investment adviser to the GVIT S&P 500 Index Fund, GVIT Mid Cap Index Fund, GVIT International Index Fund and Gartmore GVIT Money Market Fund (collectively, the "GVIT Funds"), each of which is a "clone" fund of the Gartmore S&P 500 Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore International Index Fund and Gartmore Money Market Fund (collectively, the "Gartmore Funds"), respectively. Each of the GVIT Funds operates pursuant to the identical investment objectives, strategies and policies as, and subject to total operating expenses that are no higher than, each corresponding Gartmore Fund. The investment adviser may allocate a Fund's assets to any or all of these GVIT Funds in place of the corresponding Gartmore Fund at its discretion.

(2) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)",
     "500(R)", "Standard and Poor's MidCap 400(R) Index" and "S&P 400(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. These Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. For further information regarding the trademark licenses, see the Funds' Statement of Additional Information ("SAI").





                                             CORE ASSET ALLOCATION SERIES  |   3

FUND SUMMARIES | Gartmore GVIT Investor Destinations Aggressive Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Investor Destinations Aggressive Fund (the "Aggressive Fund") seeks maximum growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

PRINCIPAL STRATEGIES OF THE FUND

To achieve its objective, the Aggressive Fund allocates its assets among the asset classes below so that approximately 60-70% of the Fund's assets are in U.S. stocks and approximately 25-35% of the Fund's assets are in international stocks. The Aggressive Growth Fund implements this allocation by investing primarily in the Underlying Funds, described above, which in turn, invest in the following types of securities with the goal of matching a specific stock or bond index. The Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.


ASSET CLASS                                 TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                          60% - 70%
--------------------------------------------------------------------------------
    Large Cap Stocks                35% - 45%
--------------------------------------------------------------------------------
    Mid Cap Stocks                  10% - 20%
--------------------------------------------------------------------------------
    Small Cap Stocks                 5% - 15%
--------------------------------------------------------------------------------
International Stocks                                 25% - 35%
--------------------------------------------------------------------------------
Bonds                                                 0% - 10%
--------------------------------------------------------------------------------
Short-Term Investments                                0% - 10%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                          100%
--------------------------------------------------------------------------------


These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Aggressive Fund's holdings and cash flow and will periodically adjust the Aggressive Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Aggressive Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Aggressive Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE AGGRESSIVE FUND IS INTENDED FOR AGGRESSIVE INVESTORS COMFORTABLE WITH INCURRING THE RISK ASSOCIATED WITH GROWTH INVESTING IN A HIGH PERCENTAGE OF STOCKS, INCLUDING INTERNATIONAL STOCK, INVESTORS WITH LONG TIME HORIZONS OR INVESTORS WHO WANT TO MAXIMIZE LONG-TERM RETURNS AND WHO HAVE A HIGHER TOLERANCE FOR POSSIBLE SHORT-TERM LOSSES.


PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND

o U.S. STOCKS:
  The Underlying Funds in which the Aggressive Fund will invest, will in turn, invest in U.S. stocks of various capitalization sizes ranging from large cap stocks (35%-45%), and mid cap stocks (10%-20%) to small cap stocks (5%-15%) as described more fully in "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds" on page 28.

o INTERNATIONAL STOCKS:
  The Underlying Funds in which the Aggressive Fund will invest, will in turn, invest in securities issued by foreign issuers (25%-35%) as described more fully in "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investment of the Funds" on page 28.

For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds" on page 28.

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to the public directly), you should not expect to achieve the same results by investing directly in the Underlying Funds and short term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio manager monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors. Additionally, some of the Underlying Funds cannot be purchased directly by the public.

Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of your particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.



4  |  CORE ASSET ALLOCATION SERIES

PRINCIPAL RISKS

RISKS APPLICABLE TO THE AGGRESSIVE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its Underlying Investments. As a result, the value of your investment in the Aggressive Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Aggressive Fund's investments decreases.

o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Aggressive Fund's ability to achieve its investment goal is subject to the investment adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally there is no guarantee that the Underlying Funds will achieve their investment objective. Because the Aggressive Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap and small cap stocks, the Aggressive Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, MID/SMALL CAP RISK and FOREIGN RISK.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Aggressive Fund invests primarily in other mutual funds. In managing the Aggressive Fund, the Adviser has the authority to select and replace Underlying Funds. An adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Aggressive Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Aggressive Fund and must act in the Fund's best interests. For more information on these risks, please read "More about the Funds - Principal Risks."

  RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS

  The Aggressive Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Aggressive Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.


o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, they attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since they generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). Stock market risk is the risk that the Aggressive Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which these stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

o MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS). To the extent an Underlying Fund invests in securities of small or medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of medium size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

o FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks, which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

For additional information about the Aggressive Fund's investments and risks, see "More about the Funds" on page 28.


                                             CORE ASSET ALLOCATION SERIES  |   5

PERFORMANCE

The following bar chart and table show two aspects of the Aggressive Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Aggressive Fund's annual total return over time, and show that Fund performance can change froM year to year. The table shows the Aggressive Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Aggressive Fund. Remember, however, that past performance is not necessarily an indication of how the Aggressive Fund will perform in the future.

ANNUAL RETURNS - AGGRESSIVE FUND CLASS II
(YEARS ENDED DECEMBER 31)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2002              -18.5%
2003               31.9%
2004               14.0%
2005                7.9%

BEST QUARTER:           16.6% - 2ND QTR. OF 2003
WORST QUARTER:         -17.9% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                        SINCE
                                           1 YR  INCEPTION(1)
--------------------------------------------------------------------------------
Aggressive Fund-Class II shares           7.93%         7.49%
--------------------------------------------------------------------------------
Aggressive Fund-Class VI shares(2)        7.95%         7.54%
--------------------------------------------------------------------------------
S&P 500(R)Index(3)                        4.91%         4.06%
--------------------------------------------------------------------------------
Aggressive Fund Composite Index(4)        4.80%         4.16%
--------------------------------------------------------------------------------

(1) The Fund began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.


(2) These returns prior to the creation of Class VI shares (April 30, 2004) include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.


(3) The S&P 500(R) Index, the Fund's primary index, is an unmanaged market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy. Unlike mutual fund returns, these returns do not include any expenses. If expense were deducted, the actual returns would be lower.

(4) The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (95%) and the LB U.S. Aggregate Index (5%). Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.


6  |  CORE ASSET ALLOCATION SERIES

FEES AND EXPENSES

This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                           CLASS II   CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                             N/A        N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                          N/A      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                           0.13%      0.13%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                              0.25%      0.25%
--------------------------------------------------------------------------------
    Other Expenses(3)                         0.18%      0.18%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                            0.56%      0.56%
--------------------------------------------------------------------------------
Indirect Annual Underlying Fund Expenses(4)   0.36%      0.36%
--------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT ANNUAL
FUND OPERATING EXPENSES(5)                    0.92%      0.92%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% in the amount of the Fund redeemed or exchanged will be assessed for any Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 34.


(3) "Other Expenses" include administrative services fees which currently are 0.14% for both share classes, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.03%.


(4) The Indirect Underlying Fund Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.


(5) When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. In this structure, the Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the underlying investments (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. Additionally, because the Fund invests primarily in other Gartmore Funds, it is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of operating expenses, including management fees of the Underlying Funds and short-term investments it holds. These expenses are deducted from an investment in the Fund. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments. This figure represents the average expense ratio for the Fund, based on its current proposed allocation and the expense ratios for underlying investments for their most recent fiscal year or an estimate for the current fiscal year (after contractual fee waivers and reimbursements). The underlying investments fees are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class VI shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee generally will be assessed in addition to the Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YR     3 YRS    5 YRS         10 YRS
--------------------------------------------------------------------------------
Aggressive Fund - Class II Shares       $94      $293     $509         $1,131
--------------------------------------------------------------------------------
Aggressive Fund - Class VI Shares        94       293      509          1,131
--------------------------------------------------------------------------------


                                             CORE ASSET ALLOCATION SERIES  |   7

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Aggressive Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Investor Destinations Moderately Aggressive Fund (the "Moderately Aggressive Fund") seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.

PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Moderately Aggressive Fund allocates assets among the asset classes below so that approximately 50%-60% of the Funds assets are in U.S. stocks; 20%-30% in International stocks and 15%-25% in bonds to reduce volatility. The Moderately Aggressive Fund implements this allocation by investing primarily in the Underlying Funds, described above, which in turn invest in the following types of securities with the goal of matching a specific stock or bond index. The Moderately Aggressive Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.

ASSET CLASS                                 TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                          50% - 60%
--------------------------------------------------------------------------------
    Large Cap Stocks                30% - 40%
--------------------------------------------------------------------------------
    Mid Cap Stocks                  10% - 20%
--------------------------------------------------------------------------------
    Small Cap Stocks                 0% - 10%
--------------------------------------------------------------------------------
International Stocks                                 20% - 30%
--------------------------------------------------------------------------------
Bonds                                                15% - 25%
--------------------------------------------------------------------------------
Short-Term Investments                                0% - 10%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                          100%
--------------------------------------------------------------------------------


These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Fund's holdings and cash flow and will periodically adjust the Moderately Aggressive Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Moderately Aggressive Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Moderately Aggressive Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE MODERATELY AGGRESSIVE FUND IS INTENDED FOR INVESTORS WHO WANT TO MAXIMIZE RETURNS OVER THE LONG-TERM BUT WHO HAVE A TOLERANCE FOR POSSIBLE SHORT-TERM LOSSES OR WHO ARE LOOKING FOR SOME ADDITIONAL DIVERSIFICATION.


PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND

o U.S. STOCKS:
  The Underlying Funds in which the Moderately Aggressive Fund will invest, will in turn, invest in U.S. stocks of various capitalization sizes ranging primarily from large cap stocks (30%-40%) to mid cap stock (10%-20%).

o INTERNATIONAL STOCKS:
  The Underlying Funds in which the Moderately Aggressive Fund will invest, will in turn, invest in international stocks (20%-30%).

o BONDS:

  The Underlying Funds in which the Moderately Aggressive Fund will invest, will in turn, invest in bonds (15%-25%).


For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds" on page 28.

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to the public directly), you should not expect to achieve the same results by investing directly in the Underlying Funds and short term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio manager monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors. Additionally, some of the Underlying Funds cannot be purchased directly by the public.

Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of your particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.



8  |  CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Aggressive Fund (CONT.)

PRINCIPAL RISKS

RISKS APPLICABLE TO THE MODERATELY
AGGRESSIVE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Moderately Aggressive Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Moderately Aggressive Fund's investments decreases.

o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Moderately Aggressive Fund's ability to achieve its investment goal is subject to the investment adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is also the risk that the adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally, there is no guarantee that the Underlying Funds will achieve their investment objective. Because the Moderately Aggressive Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap stocks, as well as bonds, the Moderately Aggressive Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, FOREIGN RISK, MID-CAP RISK, INTEREST RATE, INFLATION RISK and CREDIT RISK.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Moderately Aggressive Fund invests primarily in other mutual funds. In managing the Moderately Aggressive Fund, the Adviser has the authority to select and replace the Underlying Funds. An adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Moderately Aggressive Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Moderately Aggressive Fund and must act in the Funds best interest. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS

The Moderately Aggressive Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Moderately Aggressive Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Moderately Aggressive Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.

o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, they attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since they generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). Stock market risk is the risk that the Moderately Aggressive Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which these stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

o FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks, which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.


                                             CORE ASSET ALLOCATION SERIES  |   9

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Aggressive Fund (CONT.)

o MID CAP RISK (MID CAP STOCKS). To the extent an Underlying Fund invests in securities of medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of medium size companies are usually less stable in price and less liquid than the stocks of larger companies.

o INTEREST RATE AND INFLATION RISK (BONDS). Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Moderately Aggressive Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Moderately Aggressive Fund.

o CREDIT RISK (BONDS). Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

  Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

  Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Moderately Aggressive Fund are not guaranteed.

  Securities in which an Underlying Fund or short-term investment will invest generally will be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

  Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

For additional information about the Moderately Aggressive Fund's investments and risks, see "More about the Funds" on page 28.


10   |  CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Aggressive Fund (CONT.)

PERFORMANCE

The following bar chart and table show two aspects of the Moderately Aggressive
Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Moderately Aggressive Fund's annual total return over time, and show that Moderately Aggressive Fund performance can change from year to year. The table shows the Moderately Aggressive Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Moderately Aggressive Fund. Remember, however, that past performance is not necessarily an indication of how the Moderately Aggressive Fund will perform in the future.

ANNUAL RETURNS - MODERATELY AGGRESSIVE
FUND CLASS II
(YEARS ENDED DECEMBER 31)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2002           -14.6%
2003            26.6%
2004            12.1%
2005             7.1%

BEST QUARTER:           14.1% - 2ND QTR. OF 2003
WORST QUARTER:         -14.7% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                                    SINCE
                                                     1 YR    INCEPTION(1)
--------------------------------------------------------------------------------
Moderately Aggressive Fund-Class II shares          7.07%           6.95%
--------------------------------------------------------------------------------
Moderately Aggressive Fund-Class VI shares(2)       7.16%           6.99%
--------------------------------------------------------------------------------
S&P 500(R)Index(3)                                  4.91%           4.06%
--------------------------------------------------------------------------------
Moderately Aggressive Fund Composite Index(4)       4.50%           4.26%
--------------------------------------------------------------------------------

(1) The Funds began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.


(2) These returns were achieved prior to the creation of Class VI shares (April 30, 2004) and include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.


(3) The S&P 500(R) Index, the Fund's primary index, is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy. Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

(4) The Moderately Aggressive Fund Composite Index is unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (80%), the LB U.S. Aggregate Index (15%), and the Citigroup 3 Month T Bill Index (5%). Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.


                                           CORE ASSET ALLOCATION SERIES  |    11

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Aggressive Fund (CONT.)

FEES AND EXPENSES

This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Moderately Aggressive Fund, depending on the class in which you invest. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.


                                           CLASS II   CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                             N/A        N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                          N/A      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                           0.13%      0.13%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                              0.25%      0.25%
--------------------------------------------------------------------------------
    Other Expenses(3)                         0.18%      0.18%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                            0.56%      0.56%
--------------------------------------------------------------------------------
Indirect Annual Underlying Fund Expenses(4)   0.36%      0.36%
--------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT ANNUAL
FUND OPERATING EXPENSES (5)                   0.92%      0.92%
--------------------------------------------------------------------------------


(1) In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% in the amount of the Fund redeemed or exchanged will be assessed for any Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 34.


(3) "Other Expenses" include administrative services fees which currently are 0.14% for both share classes, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.03%.


(4) The Indirect Underlying Fund Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.


(5) When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. In this structure, the Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the underlying investments (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. Additionally, because the Fund invests primarily in other Gartmore Funds, it is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of operating expenses, including management fees of the Underlying Funds and short-term investments it holds. These expenses are deducted from an investment in the Fund. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments. This figure represents the average expense ratio for the Fund, based on its current proposed allocation and the expense ratios for underlying investments for their most recent fiscal year or an estimate for the current fiscal year (after contractual fee waivers and reimbursements). The underlying investments fees are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class VI shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee generally will be assessed in addition to the Moderately Aggressive Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Moderately Aggressive Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YR     3 YRS     5 YRS   10 YRS
--------------------------------------------------------------------------------
Moderately Aggressive Fund -
Class II Shares               $94      $293      $509   $1,131
--------------------------------------------------------------------------------
Moderately Aggressive Fund -
Class VI Shares                94       293       509    1,131
--------------------------------------------------------------------------------


12   |  CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderate Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Investor Destinations Moderate Fund (the "Moderate Fund") seeks a high level of total return consistent with a moderate level of risk as compared to the other Investor Destinations Funds.

PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Moderate Fund allocates its assets among the asset classes below so that approximately 40%-50% of the Fund's assets are in U.S. stocks; 10%-20% of its assets are in international stocks; 30%-40% of its assets are in bonds and 0%-10% of its assets are in other short-term investments to add income and reduce volatility. The Moderate Fund implements this allocation by investing primarily in Underlying Funds which, in turn, invest in the following types of securities with the goal of matching a specific stock or bond. The Moderate Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Moderate Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.

ASSET CLASS                                 TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                          40% - 50%
--------------------------------------------------------------------------------
    Large Cap Stocks                25% - 35%
--------------------------------------------------------------------------------
    Mid Cap Stocks                   5% - 15%
--------------------------------------------------------------------------------
    Small Cap Stocks                 0% - 10%
--------------------------------------------------------------------------------
International Stocks                                 10% - 20%
--------------------------------------------------------------------------------
Bonds                                                30% - 40%
--------------------------------------------------------------------------------
Short-Term Investments                                0% - 10%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                          100%
--------------------------------------------------------------------------------


These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Moderate Fund's holdings and cash flow and will periodically adjust the Moderate Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Moderate Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Moderate Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE MODERATE FUND IS INTENDED FOR INVESTORS WHO HAVE A LOWER TOLERANCE FOR RISK THAN MORE AGGRESSIVE INVESTORS AND WHO ARE SEEKING BOTH GROWTH AND INCOME, WHO HAVE A LONGER TIME HORIZON, OR WHO ARE WILLING TO ACCEPT MODERATE SHORT-TERM PRICE FLUCTUATIONS IN EXCHANGE FOR POTENTIAL LONGER-TERM RETURNS.


PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND

o U.S. STOCKS:
  The Underlying Funds in which the Moderate Fund will invest, will in turn, invest in U.S. stocks of various capitalization sizes ranging primarily from large caps (25%-35%) to mid-cap (5%-15%).

o INTERNATIONAL STOCKS:
  The Underlying Funds in which the Moderate Fund will invest, will in turn, invest approximately 10%-20% of their assets in international stocks.

o BONDS:
  The Underlying Funds in which the Moderate Fund will invest, will in turn, invest approximately 30%-40% of their assets in bonds.

o SHORT-TERM INVESTMENTS
  The Underlying Funds in which the Moderate Fund will invest, will in turn, invest in short-term instruments and other investments (0%-10%).


For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds" on page 28.

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to the public directly), you should not expect to achieve the same results by investing directly in the Underlying Funds and short term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio manager monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors. Additionally, some of the Underlying Funds cannot be purchased directly by the public.

Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of your particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.



                                           CORE ASSET ALLOCATION SERIES  |    13

PRINCIPAL RISKS

RISKS APPLICABLE TO THE MODERATE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Moderate Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Moderate Fund's investments decreases.

o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Moderate Fund's ability to achieve its investment goal is subject to the investment adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally there is no guarantee that the Underlying Funds will achieve their investment objective. Because the Moderate Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap stocks, as well as bonds and short-term investments, the Moderate Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, FOREIGN RISK, MID-CAP RISK, INTEREST RATE, INFLATION RISK, CREDIT RISK and THE RISKS OF SHORT-TERM INVESTMENTS.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Moderate Fund invests primarily in other mutual funds. In managing the Moderate Fund, the Adviser has the authority to select and replace Underlying Funds. An adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Moderate Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Moderate Fund and must act in the Fund's best interest. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS

The Moderate Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Moderate Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Moderate Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.

o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, they attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since they generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). Stock market risk is the risk that the Moderate Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which these stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

o FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks, which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.


14  |  CORE ASSET ALLOCATION SERIES

o MID CAP RISK (MID CAP STOCKS). To the extent an Underlying Fund invests in securities of medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of medium size companies are usually less stable in price and less liquid than the stocks of larger companies.

o INTEREST RATE AND INFLATION RISK (BONDS). Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Moderate Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Moderate Fund.

o CREDIT RISK (BONDS). Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

  Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Moderate Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

  Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Moderate Fund are not guaranteed.

  Securities in which an Underlying Fund or short-term investment will invest generally will be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

  Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

o SHORT-TERM INVESTMENTS. The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the Moderate Fund's short-term investments are investing in securities that have shorter maturities and are often of higher quality than those of bonds.

For additional information about the Moderate Fund's investments and risks, see "More about the Funds" on page 28.


                                           CORE ASSET ALLOCATION SERIES  |    15

PERFORMANCE

The following bar chart and table show two aspects of the Moderate Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Moderate Fund's annual total return over time, and show that Fund performance can change from year to year. The table shows the Moderate Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Moderate Fund. Remember, however, that past performance is not necessarily an indication of how the Moderate Fund will perform in the future.


ANNUAL RETURNS - MODERATE FUND CLASS II
(YEARS ENDED DECEMBER 31)


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2002              -9.6%
2003              20.1%
2004               9.5%
2005               5.3%

BEST QUARTER:           10.7% - 2ND QTR. OF 2003
WORST QUARTER:         -10.2% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                           SINCE
                                           1 YR     INCEPTION(1)
--------------------------------------------------------------------------------
Moderate Fund-Class II shares             5.34%            5.93%
--------------------------------------------------------------------------------
Moderate Fund-Class VI shares(2)          5.50%            5.97%
--------------------------------------------------------------------------------
S&P 500(R)Index(3)                        4.91%            4.06%
--------------------------------------------------------------------------------
Moderate Fund Composite Index(4)          4.08%            4.20%
--------------------------------------------------------------------------------

(1) The Funds began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.


(2) These returns were achieved prior to the creation of Class VI shares (April 30, 2004) and include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.


(3) The S&P 500(R) Index, the Fund's primary index, is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy. Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

(4) The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (60%), the LB U.S. Aggregate Index (25%) and the Citigroup 3 Month T Bill Index (15%). Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.


16   |  CORE ASSET ALLOCATION SERIES

FEES AND EXPENSES

This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                           CLASS II   CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                             N/A        N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                          N/A      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                           0.13%      0.13%
--------------------------------------------------------------------------------
    Distribution and/or Service
     (12b-1) Fees                             0.25%      0.25%
--------------------------------------------------------------------------------
    Other Expenses(3)                         0.18%      0.18%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                            0.56%      0.56%
--------------------------------------------------------------------------------
Indirect Annual Underlying
Fund Expenses(4)                              0.29%      0.29%
--------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT ANNUAL
FUND OPERATING EXPENSES(5)                    0.85%      0.85%
--------------------------------------------------------------------------------

(1) In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% in the amount of the Fund redeemed or exchanged will be assessed for any Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 34.


(3) "Other Expenses" include administrative services fees which currently are 0.14% for both share classes, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.96%.


(4) The Indirect Underlying Fund Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.


(5) When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. In this structure, the Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the underlying investments (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. Additionally, because the Fund invests primarily in other Gartmore Funds, it is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of operating expenses, including management fees of the Underlying Funds and short-term investments it holds. These expenses are deducted from an investment in the Fund. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments. This figure represents the average expense ratio for the Fund, based on its current proposed allocation and the expense ratios for underlying investments for their most recent fiscal year or an estimate for the current fiscal year (after contractual fee waivers and reimbursements). The underlying investments fees are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class VI shares for the Moderate Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee generally will be assessed in addition to the Moderate Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Moderate Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YR     3 YRS     5 YRS   10 YRS
--------------------------------------------------------------------------------
Moderate Fund - Class II Shares             $87      $271      $471   $1,049
--------------------------------------------------------------------------------
Moderate Fund - Class VI Shares              87       271       471    1,049
--------------------------------------------------------------------------------


                                            CORE ASSET ALLOCATION SERIES  |   17

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Conservative
Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Investor Destinations Moderately Conservative Fund (the "Moderately Conservative Fund") seeks a high level of total return consistent with a moderately conservative level of risk.

PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Moderately Conservative Fund allocates its assets among the asset classes below so that approximately 45%-55% of the Fund's assets are in bonds; 25%-35% in U.S. stocks; 5%-15% in short-term investments; and 5%-15% in international stocks. The Fund implements this allocation by investing primarily in Underlying Funds which, in turn, invest in the following types of securities with the goal of matching a specific bond or stock index. The Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Fund's allocation is principally weighted towards bond investments and short-term investments while including substantial stock investments for long term growth. The Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.

ASSET CLASS                                 TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                          25% - 35%
--------------------------------------------------------------------------------
    Large Cap Stocks                15% - 25%
--------------------------------------------------------------------------------
    Mid Cap Stocks                   5% - 15%
--------------------------------------------------------------------------------
    Small Cap Stocks                 0% - 10%
--------------------------------------------------------------------------------
International Stocks                                  5% - 15%
--------------------------------------------------------------------------------
Bonds                                                45% - 55%
--------------------------------------------------------------------------------
Short-Term Investments                                5% - 15%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                          100%
--------------------------------------------------------------------------------


These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Moderately Conservative Fund's holdings and cash flow and will periodically adjust the Moderately Conservative Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Moderately Conservative Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Moderately Conservative Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE MODERATELY CONSERVATIVE FUND IS INTENDED FOR INVESTORS WHO HAVE A LOWER TOLERANCE FOR RISK AND WHOSE PRIMARY GOAL IS INCOME, WHO HAVE A SHORTER TIME HORIZON OR WHO ARE WILLING TO ACCEPT SOME AMOUNT OF MARKET VOLATILITY IN EXCHANGE FOR GREATER POTENTIAL INCOME AND GROWTH.


PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND


o BONDS:
  The Moderately Conservative Fund will invest approximately 45%-55% of its assets in one or more Underlying Funds that invest in bonds.

o U.S. STOCKS:
  The Underlying Funds in which the Fund will invest, will in turn, invest in U.S. stocks, primarily, large cap stocks (15%-25%).

o SHORT-TERM INVESTMENTS:
  The Underlying Funds in which the Fund will invest, will in turn, invest in short-term investments (5%-15%).


o INTERNATIONAL STOCKS:
  The Underlying Funds in which the Fund will invest, will in turn, invest in international stocks (5%-15%).

For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds" on page 28.

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to the public directly), you should not expect to achieve the same results by investing directly in the Underlying Funds and short term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio manager monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors. Additionally, some of the Underlying Funds cannot be purchased directly by the public.

Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of your particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.



18   |  CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Conservative Fund (CONT.)

PRINCIPAL RISKS

RISKS APPLICABLE TO THE MODERATELY
CONSERVATIVE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Moderately Conservative Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Moderately Conservative Fund's investments decreases.

o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Moderately Conservative Fund's ability to achieve its investment goal is subject to the investment adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and underlying Funds may be incorrect. Finally there is no guarantee that the Underlying Funds will achieve their investment objective. Because the Moderately Conservative Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap stocks, as well as bonds and short-term investments, the Moderately Conservative Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, FOREIGN RISK, MID-CAP RISK, INTEREST RATE, INFLATION RISK, CREDIT RISK and THE RISKS OF SHORT-TERM INVESTMENTS.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Moderately Conservative Fund invests primarily in other mutual funds. In managing the Moderately Conservative Fund, the Adviser has the authority to select and replace Underlying Funds. An adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Moderately Conservative Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Moderately Conservative Fund and must act in the Fund's best interest. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS

The Moderately Conservative Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Moderately Conservative Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.

o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, they attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since they generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o INTEREST RATE AND INFLATION RISK (BONDS). Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Moderately Conservative Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Moderately Conservative Fund.

o CREDIT RISK (BONDS). Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.


                                           CORE ASSET ALLOCATION SERIES  |    19

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Conservative Fund (CONT.)

  Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

  Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

  Securities in which an Underlying Fund or short-term investment will invest generally will be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

  Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

o STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which these stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

o FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks, which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

o MID CAP RISK (MID CAP STOCKS). To the extent an Underlying Fund invests in securities of medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of medium size companies are usually less stable in price and less liquid than the stocks of larger companies.

o SHORT-TERM INVESTMENTS. The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the Moderately Conservative Fund's short-term investments are investing in securities that have shorter maturities and are often of higher quality than those of bonds.

For additional information about the Moderately Conservative Fund's investments and risks, see "More about the Funds" on page 28.


20  |  CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Conservative Fund (CONT.)

PERFORMANCE

The following bar chart and table show two aspects of the Moderately Conservative Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Fund's annual total return over time, and show that Moderately Conservative Fund performance can change from year to year. The table shows the Moderately Conservative Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Moderately Conservative Fund. Remember, however, that past performance is not necessarily an indication of how the Moderately Conservative Fund will perform in the future.

ANNUAL RETURNS - MODERATELY CONSERVATIVE
FUND CLASS II
(YEARS ENDED DECEMBER 31)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2002              -4.2%
2003              13.7%
2004               7.2%
2005               4.5%

BEST QUARTER:            7.5% - 2ND QTR. OF 2003
WORST QUARTER:          -5.9% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                                        SINCE
                                                         1 YR    INCEPTION(1)
--------------------------------------------------------------------------------
Moderately Conservative Fund-Class II shares            4.49%           5.20%
--------------------------------------------------------------------------------
Moderately Conservative Fund-Class VI shares(2)         4.65%           5.27%
--------------------------------------------------------------------------------
LB U.S. Aggregate Index(3)                              2.43%           4.97%
--------------------------------------------------------------------------------
Moderately Conservative Fund Composite Index(4)         3.65%           4.06%
--------------------------------------------------------------------------------

(1) The Funds began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.


(2) These returns through April 30, 2004 were achieved prior to the creation of Class VI shares and include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.


(3) The LB U.S. Aggregate Index, the Fund's primary index, is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

(4) The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Index (35%), the Citigroup 3 Month T Bill Index (25%) and the S&P 500 Index (40%). Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.


                                           CORE ASSET ALLOCATION SERIES  |    21

FUND SUMMARIES | Gartmore GVIT Investor Destinations Moderately Conservative Fund (CONT.)

FEES AND EXPENSES

This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Moderately Conservative Fund, depending on the class in which you invest. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                           CLASS II   CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                             N/A        N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                          N/A      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                           0.13%      0.13%
--------------------------------------------------------------------------------
    Distribution and/or Service (12b-1) Fees  0.25%      0.25%
--------------------------------------------------------------------------------
    Other Expenses(3)                         0.18%      0.18%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                            0.56%      0.56%
--------------------------------------------------------------------------------
Indirect Annual Underlying Fund Expenses(4)   0.28%      0.28%
--------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT ANNUAL
FUND OPERATING EXPENSES(5)                    0.84%      0.84%
--------------------------------------------------------------------------------

(1) In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% in the amount of the Fund redeemed or exchanged will be assessed for any Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 34.


(3) "Other Expenses" include administrative services fees which currently are 0.14% for both share classes, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.95%.


(4) The Indirect Underlying Fund Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.


(5) When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. In this structure, the Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the underlying investments (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. Additionally, because the Fund invests primarily in other Gartmore Funds, it is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of operating expenses, including management fees of the Underlying Funds and short-term investments it holds. These expenses are deducted from an investment in the Fund. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments. This figure represents the average expense ratio for the Fund, based on its current proposed allocation and the expense ratios for underlying investments for their most recent fiscal year or an estimate for the current fiscal year (after contractual fee waivers and reimbursements). The underlying investments fees are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class VI shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee generally will be assessed in addition to the Moderately Conservative Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Moderately Conservative Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YR     3 YRS     5 YRS   10 YRS
--------------------------------------------------------------------------------
Moderately Conservative Fund -
Class II Shares                    $86      $268      $466   $1,037
--------------------------------------------------------------------------------
Moderately Conservative Fund -
Class VI Shares                     86       268       466    1,037
--------------------------------------------------------------------------------


22   |  CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Gartmore GVIT Investor Destinations Conservative Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Investor Destinations Conservative Fund (the "Conservative Fund") seeks a high level of total return consistent with a conservative level of risk as compared to the other Investor Destinations Funds.

PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Conservative Fund allocates its assets among the asset classes below so that approximately 5%-15% of its assets are in short-term investments; 60%-70% are in bonds; and 10%-20% are in U.S. stocks of various capitalization levels, but primarily, large cap stocks (5%-15%). The Conservative Fund implements this allocation by investing primarily in the Underlying Funds, described above which, in turn, invest in the following types of securities with the goal of matching a specific bond or stock index. The Conservative Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Conservative Fund's allocation primarily focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.

ASSET CLASS                                 TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                          10% - 20%
--------------------------------------------------------------------------------
    Large Cap Stocks                 5% - 15%
--------------------------------------------------------------------------------
    Mid Cap Stocks                   0% - 10%
--------------------------------------------------------------------------------
    Small Cap Stocks                 0% - 10%
--------------------------------------------------------------------------------
International Stocks                                  0% - 10%
--------------------------------------------------------------------------------
Bonds                                                60% - 70%
--------------------------------------------------------------------------------
Short-Term Investments                                5% - 15%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                          100%
--------------------------------------------------------------------------------


These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Conservative Fund's holdings and cash flow and will periodically adjust the Conservative Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Conservative Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Conservative Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE CONSERVATIVE FUND IS INTENDED FOR INVESTORS WHO HAVE A LOW TOLERANCE FOR RISK AND WHOSE PRIMARY GOAL IS INCOME, OR WHO HAVE A SHORT TIME HORIZON.


PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND


o SHORT-TERM INVESTMENTS:
  The Underlying Funds in which the Fund will invest, will in turn, invest its assets in one or more short-Term investments (5%-15%).

o BONDS:
  The Underlying Funds in which the Fund will invest, will in turn, invest in bonds (60%-70%).

o U.S. STOCKS:
  The Underlying Funds in which the Conservative Fund will invest, will in turn, invest in U.S. stocks (10%-20%).

For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds" on page 28.

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to the public directly), you should not expect to achieve the same results by investing directly in the Underlying Funds and short term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio manager monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors. Additionally, some of the Underlying Funds cannot be purchased directly by the public.

Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of your particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.



                                            CORE ASSET ALLOCATION SERIES  |   23

PRINCIPAL RISKS

RISKS APPLICABLE TO THE CONSERVATIVE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Conservative Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Conservative Fund's investments decreases.

o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Conservative Fund's ability to achieve its investment goal is subject to the investment adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally there is no guarantee that the Underlying Funds will achieve their investment objective. Because the Conservative Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap stocks, as well as bonds and short-term investments, the Conservative Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, FOREIGN RISK, MID-CAP RISK, INTEREST RATE, INFLATION RISK, CREDIT RISK and THE RISKS OF SHORT-TERM INVESTMENTS.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Conservative Fund invests primarily in other mutual funds. In managing the Conservative Fund, the Adviser has the authority to select and replace Underlying Funds. An adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Conservative Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Conservative Fund and must act in the Fund's best interest. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS

The Conservative Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Conservative Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.

o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, they attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since they generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o INTEREST RATE AND INFLATION RISK (BONDS). Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Conservative Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Conservative Fund.

o CREDIT RISK (BONDS). Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.


24   |  CORE ASSET ALLOCATION SERIES

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Conservative Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Securities in which an Underlying Fund or short-term investment will invest generally will be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

o STOCK MARKET RISK (U.S. STOCKS). Stock market risk is the risk that the Conservative Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which these stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

o SHORT-TERM INVESTMENTS. The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the Conservative Fund's short-term investments are investing in securities that have shorter maturities and are often of higher quality than those of bonds.

For additional information about the Fund's investments and risks, see "More about the Funds" on page 28.


                                            CORE ASSET ALLOCATION SERIES  |   25

PERFORMANCE

The following bar chart and table show two aspects of the Conservative Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Conservative Fund's annual total return over time, and show that Fund performance can change from year to year. The table shows the Conservative Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Conservative Fund. Remember, however, that past performance is not necessarily an indication of how the Conservative Fund will perform in the future.

ANNUAL RETURN - CONSERVATIVE FUND CLASS II
(YEARS ENDED DECEMBER 31)

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2002                0.4%
2003                7.9%
2004                4.7%
2005                3.3%

BEST QUARTER:            4.3% - 2ND QTR. OF 2003
WORST QUARTER:          -2.0% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                                        SINCE
                                                         1 YR    INCEPTION(1)
--------------------------------------------------------------------------------
Conservative Fund-Class II shares                       3.31%           4.07%
--------------------------------------------------------------------------------
Conservative Fund-Class VI shares(2)                    3.39%           4.13%
--------------------------------------------------------------------------------
LB U.S. Aggregate Index(3)                              2.43%           4.97%
--------------------------------------------------------------------------------
Conservative Fund Composite Index(4)                    3.24%           3.51%
--------------------------------------------------------------------------------

(1) The Funds began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.


(2) These returns through April 30, 2004 were achieved prior to the creation of Class VI shares and include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.


(3) The LB U.S. Aggregate Index, the Fund's primary index, is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

(4) The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Composite Index is a combination of the Citigroup 3 Month T Bill Index (45%), the LB U.S. Aggregate Index (35%) and the S&P 500 Index (20%). Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.


26   |  CORE ASSET ALLOCATION SERIES

FEES AND EXPENSES

This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Conservative Fund, depending on the class in which you invest. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                             CLASS II     CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                               N/A          N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                            N/A        1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                             0.13%        0.13%
--------------------------------------------------------------------------------
    Distribution and/or Service (12b-1) Fees    0.25%        0.25%
--------------------------------------------------------------------------------
    Other Expenses(3)                           0.18%        0.18%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                              0.56%        0.56%
--------------------------------------------------------------------------------
Indirect Annual Underlying Fund Expenses(4)     0.29%        0.29%
--------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT ANNUAL
FUND OPERATING EXPENSES(5)                      0.85%        0.85%
--------------------------------------------------------------------------------

(1) In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% in the amount of the Fund redeemed or exchanged will be assessed for any Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 34.


(3) "Other Expenses" include administrative services fees which currently are 0.14% for both share classes, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.96%.


(4) The Indirect Underlying Fund Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.


(5) When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. In this structure, the Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the underlying investments (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. Additionally, because the Fund invests primarily in other Gartmore Funds, it is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of operating expenses, including management fees of the Underlying Funds and short-term investments it holds. These expenses are deducted from an investment in the Fund. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments. This figure represents the average expense ratio for the Fund, based on its current proposed allocation and the expense ratios for underlying investments for their most recent fiscal year or an estimate for the current fiscal year (after contractual fee waivers and reimbursements). The underlying investments fees are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Funds' fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation moves from its proposed allocation.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Conservative Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class VI shares for the Conservative Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee generally will be assessed in addition to the Conservative Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Conservative Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 YR     3 YRS     5 YRS      10 YRS
--------------------------------------------------------------------------------
Conservative Fund - Class II Shares     $87      $271      $471      $1,049
--------------------------------------------------------------------------------
Conservative Fund - Class VI Shares      87       271       471       1,049
--------------------------------------------------------------------------------


                                            CORE ASSET ALLOCATION SERIES  |   27

MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUNDS

The Gartmore GVIT Investor Destinations Funds are designed to provide diversification across major asset classes through investments in the Underlying Funds and other investments as described in the Fund Summaries.

The asset classes (Underlying Funds and other investments) present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. Each of the five Investor Destinations Funds will be impacted by these risks depending on the extent to which it invests in a particular asset class. Please refer to "Principal Risks of the Underlying Funds and Other Investments" beginning on page 29, for a discussion of some of these risks. Additional information about the asset classes, investment strategies and the risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the SAI. To obtain a copy of the SAI, see the back cover of the prospectus.

An investor generally may be able to invest in certain of the Underlying Funds directly. Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of your particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.

Following are descriptions of the underlying investments selected for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix. Prospectuses for the Underlying Funds and short-term investments include more information and can be requested using the addresses and telephone numbers on the back of this Prospectus.

U.S. STOCKS - LARGE CAP

Gartmore S&P 500 Index Fund (or, the GVIT S&P 500 Index Fund, as applicable) seeks to approximately match the performance and yield of the S&P 500 Index, a market-weighted index of approximately 500 common stocks of large capitalization companies. The Fund employs a "passive" management approach and does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings; however, under normal conditions, the Fund invests at least 80% of its assets in a statistically selected sample of equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund's portfolio consists of a statistically selected sample of stocks in the S&P 500 and in derivative instruments linked to the S&P 500, primarily exchange traded futures contracts. As a result, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER LARGE-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P 500 INDEX.

U.S. STOCKS - MID CAP


Gartmore Mid Cap Market Index Fund (or, the GVIT Mid Cap Index Fund, as applicable) seeks to match the performance of the S&P Mid Cap 400 Index as closely as possible before the deduction of Fund expenses. The S&P Mid Cap 400 is a market-weighted index that includes approximately 400 common stocks issued by mid-size U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and, under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400; however, the Fund's average market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the S&P Mid Cap 400 as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER MID-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P MID CAP 400 INDEX.

U.S. STOCKS - SMALL CAP

Gartmore Small Cap Index Fund seeks to match the performance of the Russell 2000 Index as closely as possible before the deduction of Fund expenses. The Russell 2000 is a marketweighted index that includes approximately 2,000 common stocks issued by smaller U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the Russell 2000 and in derivative instruments linked to the Russell 2000, primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings. However, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the Russell 2000 Index as a whole. The Fund may also engage in securities lending.
THE FUNDS MAY ALSO INVEST IN OTHER SMALL-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE RUSSELL 2000 INDEX.


28  |  CORE ASSET ALLOCATION SERIES

INTERNATIONAL STOCKS

Gartmore International Index Fund (or, GVIT International Index Fund, as applicable) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index includes equity securities of large capitalization companies from various industrial sectors whose primary trading markets are located outside the U.S. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the Index, primarily exchange traded futures contracts. The Fund may also use forward foreign exchange contracts. The Fund does not necessarily invest in all of the countries or all of the companies in the MSCI EAFE Index or in the same weightings; however, the Fund's market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the MSCI EAFE Index as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER INTERNATIONAL INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE MSCI EAFE INDEX.

BONDS

Gartmore Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Index") as closely as possible before the deduction of Fund expenses. The Index primarily includes different types of dollar-denominated investment grade bonds such as those issued by U.S. and foreign governments and their agencies and by U.S. or foreign companies. The Fund employs a "passive" management approach and invests in a statistically selected sample of bonds that are included in or correlated with the Index and in derivative instruments linked to the Index or securities within it. The Fund does not necessarily invest in all of the bonds in the Index or in the same weightings. The Fund may invest in bonds outside the Index if their characteristics such as maturity, duration or credit quality are similar to bonds within it. As a result, the Fund's exposure to interest rate, credit or prepayment risks may differ from that of the Index. The Fund may also engage in securities lending.


The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds' portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when stock and bond markets decline simultaneously. However, under certain market conditions a Fund's investment in the Nationwide contract could hamper its performance.



THE FUNDS MAY ALSO INVEST IN OTHER BOND INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE INDEX.

SHORT-TERM INVESTMENTS
Gartmore Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing the effect of market fluctuations on an investor's account value. Under normal market conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The Fund is managed so that its duration will be between 6 months and one year, and will not exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the Fund's duration or to minimize fluctuation of the Fund's market value.


Gartmore Money Market Fund (or, Gartmore GVIT Money Market Fund, as applicable) seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average maturity will be 90 days or less.

THE FUNDS MAY ALSO INVEST IN OTHER SHORT-TERM INVESTMENTS.

PRINCIPAL RISKS OF THE UNDERLYING
FUNDS AND OTHER INVESTMENTS


There are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks are summarized below.

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.


                                            CORE ASSET ALLOCATION SERIES  |   29

MODIFICATIONS TO THE UNDERLYING FUNDS. Any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.

ASSET ALLOCATION RISK. Because the Underlying Funds and short-term investments represent different asset classes, each Investor Destinations Fund is subject to different levels and combinations of risk, depending on that particular Fund's asset allocation.

TEMPORARY INVESTMENTS. Generally each of the Funds including the Underlying Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.


SELECTIVE DISCLOSURE OF
PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


30  |  CORE ASSET ALLOCATION SERIES

MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser and is responsible for overseeing the investment of the Funds' assets and supervising their daily business affairs. The Adviser was organized in 1999 as an investment adviser for mutual funds.

The Adviser is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.

The Adviser allocates the Funds' assets according to their target allocations for each asset class and the Underlying Funds. The Adviser then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays the Adviser an annual management fee. This is in addition to the indirect fees that the Funds pay as shareholders of the underlying investments. The Adviser believes and the Board of Trustees concurs that the fees paid to the Adviser are for services in addition to the services provided by the underlying investments and do not duplicate those services.


The annual management fee paid by each Fund to the Adviser for the fiscal year ended december 31, 2005, expressed as a percentage of each Fund's average daily net assets; and not taking into account any applicable waivers, was 0.13%.

A discussion regarding the basis for the Board of Trustees annual reapproval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.


PORTFOLIO MANAGEMENT

William H. Miller, Senior Portfolio Manager, is portfolio manager of the Funds and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Miller joined the Advisor in July 1999. He is also the portfolio manager of the Gartmore Investor Detinations Funds and the Gartmore Optimal Allocations Funds, which are other asset allocation funds offered by Gartmore. Mr. Miller was the co-portfolio manager of the Gartmore Nationwide Fund and Gartmore GVIT Nationwide Fund from September 2000 until April 2006. Prior to joining the Advisor in 2000, Mr. Miller was a Senior Portfolio Manager at Putnam Investments from 1997 to 1999 and Vice President and Assistant Portfolio Manager at Delaware Management Company from 1995 to 1997.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                           CORE ASSET ALLOCATION SERIES  |    31

BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively "Nationwide") to fund benefits payable under variable insurance policies and variable annuity contracts (collectively, variable insurance contracts) under the Funds' "Mixed and Shared" Exemptive Order ("Order"). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as "mixed funding." Class II shares may also be sold to separate accounts of other unaffiliated insurance companies in the future under such Order which permits both affiliated and unaffiliated insurance companies to use the Funds as underlying investment vehicles for their separate accounts. This is known as "shared funding." Class VI shares generally are subject to a short-term trading fee as described below.


Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees, may sell Class II and Class VI shares. Shares of the Funds are not sold to individual investors.


The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, as a condition of the Funds' Order, the Trustees of the Funds will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative services fees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Funds in the insurance company's variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

PURCHASE PRICE


The purchase price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received in good order by the Fund or its agents. No sales charge is imposed on the purchase of an Investor Destinations Fund's shares; however, your variable insurance contract may impose a charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.


The Funds do not determine NAV on the following days:

o New Year's Day
o Martin Luther King, Jr. Day
o Presidents' Day
o Good Friday
o Memorial Day
o Independence Day
o Labor Day
o Thanksgiving Day
o Christmas Day
o Other days when the New York Stock Exchange is closed.

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

As "Funds of Funds" the Funds' assets consist primarily of shares of the Underlying Funds, which are valued at their respective net asset value. Each Investor Destinations Fund and each Underlying Fund values its respective assets at current market prices where current market prices are readily available.


32   |  CORE ASSET ALLOCATION SERIES

As the Funds invest to varying degrees, in Underlying Funds that, in turn, invest in foreign securities, (particularly, the Aggressive Fund and the Moderately Agressive Fund) may be subject to Fair Value pricing more frequently than Funds which do not hold foreign securities.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of Funds within a short time period) may:

o disrupt portfolio management strategies,
o increase brokerage and other transaction costs, and
o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Although the Investor


                                             CORE ASSET ALLOCATION SERIES  |  33

Destinations Funds are intended for investors with relatively long time horizons, those Investor Destinations Funds that invest in foreign securities, particularly the Aggressive Fund and Moderately Aggressive Fund, may be at greater risk for excessive trading BECAUSE THESE FUNDS, RESPECTIVELY, INVEST BETWEEN 25%-35% AND 20%-30% OF THEIR ASSETS IN INTERNATIONAL SECURITIES, SPECIFICALLY, IN THE GARTMORE INTERNATIONAL INDEX FUND, OR THE GVIT INTERNATIONAL INDEX FUND, EACH OF WHICH, IN TURN, INVESTS AT LEAST 80% OF ITS ASSETS IN INTERNATIONAL SECURITIES. Therefore the impact of short-term trading may be greater for these Funds. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in investments that may not be frequently traded, such as those in which the Investor Destinations Funds and their Underlying Funds may invest. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all Classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class VI shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.


MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or ominous account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide Separate Account prospectus. Other insurance companies may employ different policies, or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult your own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and will apply the short-term trading restrictions uniformly to all such trades that the Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading; and
o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

SHORT-TERM TRADING FEES


Because of the potential costs to a Fund from short-term trading, those Funds that offer Class VI shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Class VI shares were created with short-term trading fees specifically for use with newer variable insurance contracts where state law may have prevented the application of new fees to variable insurance contracts that had already been issued. Accordingly, the funds will assess a short-term trading fee uniformly on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class VI shares for 60 days or less. For this purpose, if Class VI shares were purchased on separate days, the shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class VI shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.



34  |  CORE ASSET ALLOCATION SERIES

The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class VI shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively impacted by such short-term trading and its related costs.


This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
o variable insurance contract withdrawals or loans, including required minimum distributions; and
o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Funds' distributor for expenses associated with: (1) distributing and selling Class II and Class VI shares of a Fund and (2) providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II or Class VI shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II or Class VI shares' average daily net assets.

ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Fund's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% for Class II and Class VI shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

REVENUE SHARING


GMF and/or its respective affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:


o insurance companies that offer sub-accounts in the Funds as underlying investment options in variable annuity contracts; or
o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Funds monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the level of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payment is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to an intermediary for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o GDSI and other affiliates of GMF;
o broker-dealers and other financial intermediaries that sell such variable insurance contracts; and
o insurance companies that include shares of the Funds as underlying sub-account options.


                                              CORE ASSET ALLOCATION SERIES  | 35

Payments must be based on current or past sales of sub-accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

o recommend a particular variable insurance contract or specific sub-accounts representing shares of a Fund to you instead of recommending options offered by competing insurance companies; and
o sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of Gartmore, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


36  |  CORE ASSET ALLOCATION SERIES

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Funds' net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Funds. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.


Please refer to the SAI for more information regarding the tax treatment of the Funds.


                                            CORE ASSET ALLOCATION SERIES  |   37

FINANCIAL HIGHLIGHTS | Gartmore GVIT Investor Destinations Aggressive Fund


The financial highlights table is intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.

                                                          INVESTMENT ACTIVITIES                     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------

                                                                    Net
                                        Net                Realized and
Selected Data                         Asset                  Unrealized
for Each Share                       Value,          Net          Gains   Total from          Net        Net
of Capital                        Beginning   Investment    (Losses) on   Investment   Investment   Realized           Total
Outstanding                       of Period       Income    Investments   Activities       Income      Gains   Distributions
----------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)   $10.00         0.02           0.11         0.13       (0.02)         --          (0.02)
Year Ended December 31, 2002         $10.11         0.09         (1.96)       (1.87)       (0.09)         --          (0.09)
Year Ended December 31, 2003          $8.15         0.12           2.46         2.58       (0.12)     (0.12)          (0.24)
Year Ended December 31, 2004 (d)     $10.49         0.17           1.28         1.45       (0.17)     (0.25)          (0.42)
Year Ended December 31, 2005         $11.52         0.22           0.68         0.90       (0.22)     (0.23)          (0.45)
----------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)   $10.52         0.17           1.15         1.32       (0.17)     (0.15)          (0.32)
Year Ended December 31, 2005         $11.52         0.23           0.68         0.91       (0.24)     (0.23)          (0.47)
----------------------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ratio of Net
                                                                                  Ratio      Ratio of      Investment
                                                                                 of Net      Expenses   Income (Loss)
                                      Net                  Net               Investment     (Prior to       (Prior to
Selected Data                       Asset               Assets    Ratio of       Income    Reimburse-      Reimburse-
for Each Share                     Value,               at End    Expenses    (Loss) to     ments) to       ments) to
of Capital                         End of    Total   of Period  to Average      Average   Average Net     Average Net     Portfolio
Outstanding                        Period   Return      (000s)  Net Assets   Net Assets    Assets (a)      Assets (a)  Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c) $10.11  1.31%(e)       $506    0.61%(f)     4.36%(f)     24.83%(f)     (19.86%)(f)        10.90%
Year Ended December 31, 2002        $8.15  (18.50%)    $19,493       0.56%        1.41%           (g)             (g)       111.74%
Year Ended December 31, 2003       $10.49    31.87%    $94,500       0.55%        1.60%           (g)             (g)        49.13%
Year Ended December 31, 2004 (d)   $11.52    14.03%   $332,097       0.56%        2.13%           (g)             (g)        18.26%
Year Ended December 31, 2005       $11.97     7.93%   $577,843       0.56%        2.04%           (g)             (g)         9.12%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h) $11.52 12.58%(e)       $440    0.41%(f)     3.59%(f)           (g)             (g)        18.26%
Year Ended December 31, 2005       $11.96     7.95%     $7,303       0.51%        3.82%           (g)             (g)         9.12%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(d) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(e) Not annualized.
(f) Annualized.
(g) There were no fee reductions during the period.
(h) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


38  |  CORE ASSET ALLOCATION SERIES

FINANCIAL HIGHLIGHTS | Gartmore GVIT Investor Destinations Moderately Aggressive Fund

                                                          INVESTMENT ACTIVITIES                     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------

                                                                    Net
                                        Net                Realized and
Selected Data                         Asset                  Unrealized
for Each Share                       Value,          Net          Gains   Total from          Net        Net
of Capital                        Beginning   Investment    (Losses) on   Investment   Investment   Realized           Total
Outstanding                       of Period       Income    Investments   Activities       Income      Gains   Distributions
-------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)   $10.00         0.02           0.09         0.11       (0.02)         --          (0.02)
Year Ended December 31, 2002         $10.09         0.12         (1.59)       (1.47)       (0.12)     (0.01)          (0.13)
Year Ended December 31, 2003          $8.49         0.14           2.10         2.24       (0.13)         --          (0.13)
Year Ended December 31, 2004 (d)     $10.60         0.19           1.08         1.27       (0.19)     (0.16)          (0.35)
Year Ended December 31, 2005         $11.52         0.24           0.57         0.81       (0.24)     (0.24)          (0.48)
-------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)   $10.63         0.17           0.98         1.15       (0.17)     (0.10)          (0.27)
Year Ended December 31, 2005         $11.51         0.25           0.57         0.82       (0.26)     (0.24)          (0.50)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ratio of Net
                                                                                  Ratio      Ratio of      Investment
                                                                                 of Net      Expenses   Income (Loss)
                                     Net                  Net                Investment     (Prior to       (Prior to
Selected Data                      Asset               Assets     Ratio of       Income    Reimburse-      Reimburse-
for Each Share                    Value,               at End     Expenses    (Loss) to     ments) to       ments) to
of Capital                        End of    Total   of Period   to Average      Average   Average Net     Average Net     Portfolio
Outstanding                       Period   Return      (000s)   Net Assets   Net Assets    Assets (a)      Assets (a)  Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)$10.09  1.12%(e)       $505     0.61%(f)     4.56%(f)     24.85%(f)     (19.68%)(f)        11.10%
Year Ended December 31, 2002       $8.49  (14.59%)    $71,962        0.56%        1.89%           (g)             (g)        43.38%
Year Ended December 31, 2003      $10.60    26.64%   $290,666        0.56%        1.73%           (g)             (g)        22.22%
Year Ended December 31, 2004 (d)  $11.52    12.09%   $734,244        0.55%        2.11%           (g)             (g)        11.44%
Year Ended December 31, 2005      $11.85     7.07% $1,202,098        0.57%        2.23%           (g)             (g)         7.53%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)$11.51 10.92%(e)     $2,751     0.41%(f)     4.26%(f)           (g)             (g)        11.44%
Year Ended December 31, 2005      $11.83     7.16%     $7,575        0.48%        2.59%           (g)             (g)         7.53%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(d) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(e) Not annualized.
(f) Annualized.
(g) There were no fee reductions during the period.
(h) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


                                            CORE ASSET ALLOCATION SERIES  |   39

FINANCIAL HIGHLIGHTS | Gartmore GVIT Investor Destinations Moderate Fund

                                                          INVESTMENT ACTIVITIES                     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------

                                                                    Net
                                        Net                Realized and
Selected Data                         Asset                  Unrealized
for Each Share                       Value,          Net          Gains   Total from          Net        Net
of Capital                        Beginning   Investment    (Losses) on   Investment   Investment   Realized           Total
Outstanding                       of Period       Income    Investments   Activities       Income      Gains   Distributions
-------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)   $10.00         0.02           0.06         0.08       (0.02)         --          (0.02)
Year Ended December 31, 2002         $10.06         0.15         (1.11)       (0.96)       (0.15)     (0.01)          (0.16)
Year Ended December 31, 2003          $8.94         0.17           1.60         1.77       (0.17)         --          (0.17)
Year Ended December 31, 2004 (d)     $10.54         0.21           0.78         0.99       (0.21)     (0.06)          (0.27)
Year Ended December 31, 2005         $11.26         0.26           0.33         0.59       (0.26)     (0.19)          (0.45)
-------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)   $10.54         0.19           0.72         0.91       (0.19)     (0.02)          (0.21)
Year Ended December 31, 2005         $11.24         0.27           0.33         0.60       (0.27)     (0.19)          (0.46)
-------------------------------------------------------------------------------------------------------------------------------



                                                                                    RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ratio of Net
                                                                                  Ratio      Ratio of      Investment
                                                                                 of Net      Expenses   Income (Loss)
                                     Net                  Net                Investment     (Prior to       (Prior to
Selected Data                      Asset               Assets     Ratio of       Income    Reimburse-      Reimburse-
for Each Share                    Value,               at End     Expenses    (Loss) to     ments) to       ments) to
of Capital                        End of    Total   of Period   to Average      Average   Average Net     Average Net     Portfolio
Outstanding                       Period   Return      (000s)   Net Assets   Net Assets    Assets (a)      Assets (a)  Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)$10.06 0.84%(e)        $504     0.61%(f)     4.42%(f)     24.86%(f)     (19.83%)(f)         0.74%
Year Ended December 31, 2002       $8.94  (9.60%)    $165,555        0.56%        2.41%           (g)             (g)        21.58%
Year Ended December 31, 2003      $10.54   20.05%    $566,916        0.56%        2.01%           (g)             (g)         9.90%
Year Ended December 31, 2004 (d)  $11.26    9.54%  $1,118,116        0.56%        2.19%           (g)             (g)         5.54%
Year Ended December 31, 2005      $11.40    5.34%  $1,596,055        0.56%        2.41%           (g)             (g)         4.20%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)$11.24 8.72%(e)      $9,384     0.41%(f)     3.84%(f)           (g)             (g)         5.54%
Year Ended December 31, 2005      $11.38    5.50%     $15,820        0.47%        2.56%           (g)             (g)         4.20%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(d) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(e) Not annualized.
(f) Annualized.
(g) There were no fee reductions during the period.
(h) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


40   |  CORE ASSET ALLOCATION SERIES

FINANCIAL HIGHLIGHTS | Gartmore GVIT Investor Destinations Moderately Conservative Fund

                                                          INVESTMENT ACTIVITIES                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------

                                                                    Net
                                        Net                Realized and
Selected Data                         Asset                  Unrealized
for Each Share                       Value,          Net          Gains   Total from          Net        Net
of Capital                        Beginning   Investment    (Losses) on   Investment   Investment   Realized           Total
Outstanding                       of Period       Income    Investments   Activities       Income      Gains   Distributions
------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)   $10.00         0.03           0.04         0.07       (0.03)         --          (0.03)
Year Ended December 31, 2002         $10.04         0.18         (0.60)       (0.42)       (0.18)     (0.01)          (0.19)
Year Ended December 31, 2003          $9.43         0.21           1.07         1.28       (0.21)     (0.02)          (0.23)
Year Ended December 31, 2004 (d)     $10.48         0.23           0.50         0.73       (0.23)     (0.07)          (0.30)
Year Ended December 31, 2005         $10.91         0.28           0.20         0.48       (0.28)     (0.20)          (0.48)
------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)   $10.44         0.20           0.49         0.69       (0.20)     (0.03)          (0.23)
Year Ended December 31, 2005         $10.90         0.30           0.20         0.50       (0.30)     (0.20)          (0.50)
------------------------------------------------------------------------------------------------------------------------------


                                                                                    RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ratio of Net
                                                                                  Ratio      Ratio of      Investment
                                                                                 of Net      Expenses   Income (Loss)
                                     Net                  Net                Investment     (Prior to       (Prior to
Selected Data                      Asset               Assets     Ratio of       Income    Reimburse-      Reimburse-
for Each Share                    Value,               at End     Expenses    (Loss) to     ments) to       ments) to
of Capital                        End of    Total   of Period   to Average      Average   Average Net     Average Net     Portfolio
Outstanding                       Period   Return      (000s)   Net Assets   Net Assets    Assets (a)      Assets (a)  Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)$10.04  0.65%(e)       $503     0.61%(f)     4.56%(f)     24.88%(f)     (19.71%)(f)         0.60%
Year Ended December 31, 2002       $9.43   (4.15%)    $95,669        0.56%        2.96%           (g)             (g)        35.19%
Year Ended December 31, 2003      $10.48    13.70%   $258,529        0.56%        2.32%           (g)             (g)        12.61%
Year Ended December 31, 2004 (d)  $10.91     7.16%   $425,066        0.56%        2.35%           (g)             (g)         7.18%
Year Ended December 31, 2005      $10.91     4.49%   $525,426        0.56%        2.66%           (g)             (g)        11.32%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)$10.90  6.67%(e)       $719     0.41%(f)     3.37%(f)           (g)             (g)         7.18%
Year Ended December 31, 2005      $10.90     4.65%     $4,265        0.48%        2.65%           (g)             (g)        11.32%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(d) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(e) Not annualized.
(f) Annualized.
(g) There were no fee reductions during the period.
(h) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


                                           CORE ASSET ALLOCATION SERIES  |    41

FINANCIAL HIGHLIGHTS | Gartmore GVIT Investor Destinations Conservative Fund

                                                          INVESTMENT ACTIVITIES                     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------

                                                                    Net
                                        Net                Realized and
Selected Data                         Asset                  Unrealized
for Each Share                       Value,          Net          Gains   Total from          Net        Net
of Capital                        Beginning   Investment    (Losses) on   Investment   Investment   Realized           Total
Outstanding                       of Period       Income    Investments   Activities       Income      Gains   Distributions
-------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)   $10.00         0.02           0.01         0.03       (0.02)         --          (0.02)
Year Ended December 31, 2002         $10.01         0.21         (0.18)         0.03       (0.21)         --          (0.21)
Year Ended December 31, 2003          $9.83         0.24           0.53         0.77       (0.24)     (0.04)          (0.28)
Year Ended December 31, 2004 (d)     $10.32         0.24           0.23         0.47       (0.24)     (0.10)          (0.34)
Year Ended December 31, 2005         $10.45         0.29           0.05         0.34       (0.29)     (0.23)          (0.52)
-------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)   $10.26         0.21           0.25         0.46       (0.21)     (0.06)          (0.27)
Year Ended December 31, 2005         $10.45         0.31           0.04         0.35       (0.31)     (0.23)          (0.54)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ratio of Net
                                                                                  Ratio      Ratio of      Investment
                                                                                 of Net      Expenses   Income (Loss)
                                     Net                  Net                Investment     (Prior to       (Prior to
Selected Data                      Asset               Assets     Ratio of       Income    Reimburse-      Reimburse-
for Each Share                    Value,               at End     Expenses    (Loss) to     ments) to       ments) to
of Capital                        End of    Total   of Period   to Average      Average   Average Net     Average Net      Portfolio
Outstanding                       Period   Return      (000s)   Net Assets   Net Assets    Assets (a)      Assets (a)   Turnover (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2001 (c)$10.01  0.34%(e)       $502     0.61%(f)     4.39%(f)     24.89%(f)     (19.89%)(f)          0.40%
Year Ended December 31, 2002       $9.83     0.40%    $90,358        0.56%        3.30%           (g)             (g)         28.70%
Year Ended December 31, 2003      $10.32     7.91%    $90,624        0.56%        2.55%           (g)             (g)         24.84%
Year Ended December 31, 2004 (d)  $10.45     4.65%   $256,277        0.56%        2.39%           (g)             (g)         15.34%
Year Ended December 31, 2005      $10.27     3.31%   $280,331        0.57%        2.79%           (g)             (g)         30.49%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)$10.45  4.48%(e)     $1,454     0.41%(f)     3.00%(f)           (g)             (g)         15.34%
Year Ended December 31, 2005      $10.26     3.39%     $4,645        0.47%        2.95%           (g)             (g)         30.49%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occured, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(d) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(e) Not annualized.
(f) Annualized.
(g) There were no fee reductions during the period.
(h) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


42  |  CORE ASSET ALLOCATION SERIES

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                  [BLANK PAGE]

INFORMATION FROM GARTMORE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:


o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its Website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o on the SEC's EDGAR database via the Internet at www.sec.gov

o by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428

                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       (C)2006 GARTMORE GLOBAL INVESTMENTS. ALL RIGHTS RESERVED.


                                                              PR-GVIT-CAA [5/06]

GARTMORE Variable Insurance Trust
Gartmore GVIT Money Market Fund II

                                                                  [LOGO OMITTED]

FundPROSPECTUS

[LOGO OMITTED] May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           WWW.GARTMOREFUNDS.COM

[BLANK PAGE]

TABLE OF CONTENTS

               3     SECTION 1 - FUND SUMMARY AND PERFORMANCE
                      Gartmore GVIT Money Market Fund II
                      Key Terms

               6     SECTION 2 - FUND DETAILS
                      Additional Information about Investments,
                      Investment Techniques and Risks


               8     SECTION 3 - FUND MANAGEMENT
                      Investment Adviser
                      Portfolio Management
                      Additional Information about the Portfolio Managers

               9     SECTION 4 - INVESTING WITH GARTMORE
                      Choosing the Fund
                      Purchase Price
                      Selling Shares
                      Restrictions on Sales
                      Short-Term Trading
                      Distribution and Services Plans
                      Revenue Sharing


              12     SECTION 5 - DISTRIBUTIONS AND TAXES
                      Dividends and Distributions
                      Tax Status

              13     SECTION 6 - FINANCIAL HIGHLIGHTS

     BACK COVER      ADDITIONAL INFORMATION


                                       GARTMORE GVIT MONEY MONEY FUND II  |    1

Gartmore GVIT Money Market Fund II

INTRODUCTION

This prospectus provides information about Gartmore GVIT Money Market Fund II (the "Fund"), shares of which are offered by Gartmore Variable Insurance Trust (the "Trust").

The Fund is primarily intended:

o to help investors seek current income through investments in various government, corporate and short-term debt securities

The following section summarizes key information about the Fund, including information regarding its investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THE FUND WILL MEET ITS OBJECTIVES OR THAT THE FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


This prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract.



The Fund is intended for use as an investment option under variable insurance contracts sold to variable contract holders seeking short-term liquidity. As a result, there is no monitoring of the Fund to detect or deter active trading. Variable contract holders choosing the Fund as an investment option should be aware that the Fund may incur additional transaction costs and its performance and ability to achieve its investment objective may be negatively affected by active trading of the Fund's shares.

The Fund offers shares of beneficial interest without any class designation.

KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 5.


2  |  GARTMORE GVIT MONEY MONEY FUND II

SECTION 1 | Gartmore GVIT Money Market Fund II Summary and Performance

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES


The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations denominated in United States Dollars and maturing in 397 days or less. These money market obligations primarily include:


o COMMERCIAL PAPER and other FIXED-INCOME SECURITIES issued by U.S. and foreign corporations
o ASSET-BACKED SECURITIES comprised of commercial paper
o U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES
o obligations of foreign governments
o commercial paper issued by states and municipalities
o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks

All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Because the Fund may be subject to short-term trading by contract holders, typically, the Fund's dollar-weighted average MATURITY will be 15 days or less. Because the Fund invests in short-term securities, the portfolio manager generally sells securities only to meet liquidity needs, especially those caused by active trading of contract holders, to maintain target allocations or to take advantage of more favorable opportunities.


PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that that income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND IS INTENDED FOR USE AS AN INVESTMENT OPTION OFFERED TO VARIABLE INSURANCE CONTRACT HOLDERS WHO WISH TO ENGAGE IN SHORT-TERM TRADING. THEREFORE, THE FUND MAY HAVE HIGHER FEES AND/OR ADDITIONAL TRANSACTION COSTS THAN OTHER MONEY MARKET FUND OPTIONS AVAILABLE TO VARIABLE INSURANCE CONTRACT HOLDERS WHO DO NOT SEEK TO ENGAGE IN SHORT-TERM TRADING.

Other risks of investing in the Fund include:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated instruments.

PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

SHARE REDUCTION RISK - in order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

OBLIGATIONS OF FOREIGN GOVERNMENTS - certain foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund's investments goes down, you may lose money.


                                       GARTMORE GVIT MONEY MONEY FUND II  |    3

SECTION 1 | Gartmore GVIT Money Market Fund II Summary and Performance (CONT.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2002                                                    0.7%
2003                                                    0.2%
2004                                                    0.4%
2005                                                    2.3%

BEST QUARTER:            0.8% - 4TH QTR. OF 2005
WORST QUARTER:           0.0% - 1ST QTR. OF 2004

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:

                                                           SINCE
                                            1 YR    INCEPTION(1)
--------------------------------------------------------------------------------


Gartmore GVIT Money Market Fund II          2.26%          0.89%
--------------------------------------------------------------------------------

(1) The Fund commenced operations on October 2, 2001.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)(1)               N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage of amount redeemed)            N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                                                    0.50%
--------------------------------------------------------------------------------
    Distribution and/or Service (12b-1) Fees                           0.25%
--------------------------------------------------------------------------------
    Other Expenses(2)                                                  0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.01%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) "Other Expenses" include administrative services fees which currently are 0.15% but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.11%.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YR     3 YRS     5 YRS   10 YRS
--------------------------------------------------------------------------------
Gartmore GVIT Money
Market Fund II               $103      $322      $558   $1,236
--------------------------------------------------------------------------------


4  |  GARTMORE GVIT MONEY MONEY FUND II

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

COMMERCIAL PAPER - short-term debt instruments, usually unsecured, issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory and is acquired at either a discount or is interest bearing.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.


                                       GARTMORE GVIT MONEY MONEY FUND II  |    5

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES
AND RISKS

ASSET-BACKED SECURITIES - like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of the Fund's investments.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

FLOATING- AND VARIABLE-RATE SECURITIES - these securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. Securities that are callable are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the proceeds may be required to invest in lower yielding securities that reduce a Fund's income. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.



MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."


Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

REPURCHASE AGREEMENTS - when entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to the Fund.


6  |  GARTMORE GVIT MONEY MONEY FUND II

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates
o the Federal Home Loan Banks
o the Federal National Mortgage Association ("FNMA ")
o the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC ")
o the Federal Farm Credit Banks


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of the Fund are not guaranteed.

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information ("SAI").


                                       GARTMORE GVIT MONEY MONEY FUND II  |    7

SECTION 3 | Fund Management

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and manages mutual funds.

GMF is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.


The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2005, expressed as a percentage of the Fund's average daily net assets, was 0.50%.

A discussion regarding the basis for the Board of Trustees' annual reapproval of the investment advisory agreement for the Fund is available in the Fund's semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.

PORTFOLIO MANAGEMENT


Karen G. Mader is the portfolio manager of the Fund. Ms. Mader also manages the Gartmore GVIT Money Market Fund for the Trust and has done so since 1987.


8  |  GARTMORE GVIT MONEY MONEY FUND II

SECTION 4 | Investing with Gartmore

CHOOSING THE FUND

Shares of the Fund are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. In the future, shares may be sold to other insurance companies' separate accounts. Shares of the Fund are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, contract holders should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Fund may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Gartmore Distribution Services,
Inc. ("GDSI")

PURCHASE PRICE


The purchase price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of the Fund's shares; however, your variable insurance contract may impose a charge. The Fund's securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund does not determine NAV on the following days:

o New Year's Day
o Martin Luther King, Jr. Day
o Presidents' Day
o Good Friday
o Memorial Day
o Independence Day
o Labor Day
o Thanksgiving Day
o Christmas Day
o Other days when the New York Stock Exchange is closed

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.


Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.


RESTRICTIONS ON SALES

The Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

SHORT-TERM TRADING

The Fund accommodates short-term trading (often described as "market timing"). You should be aware however that frequent exchanges into and out of the Fund or frequent sales and repurchases of shares of the Fund by you or other shareholders of the Fund, within a short time period, may:

o disrupt portfolio management strategies
o increase brokerage and other transaction costs
o negatively affect Fund performance for all variable insurance contract owners indirectly investing in the Fund


                                        GARTMORE GVIT MONEY MONEY FUND II  |   9

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. The Board of Trustees of the Trust has adopted and implemented policies and procedures to discourage, detect, and prevent short-term trading in all Funds in the Trust except your Fund. Although your Fund was established specifically to accommodate short-term trading you should be aware of the procedures the Board has adopted for all of the other Funds as you exchange into one of these Funds. Those Funds are described in the applicable prospectus for each such Fund.

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the Fund's distributor for expenses associated with: (1) distributing and selling shares of a Fund and (2) providing shareholder services. Under that Distribution Plan, the Fund pays its distributor a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, the Fund is also subject to administrative services fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay an insurance company or its affiliate a maximum fee of 0.25%; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

REVENUE SHARING

GMF and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer sub-accounts in the Fund as an underlying investment option in variable annuity contracts
o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such options


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Fund will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to the Adviser to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related distribution services. Because revenue sharing payments are paid by Gartmore, and not from the Fund's assets, the amount of any revenue sharing payment is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract sub-accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o GDSI and other affiliates of the GMF
o Broker-dealers and other financial intermediaries that sell such variable insurance contracts
o Insurance companies that include shares of the Fund as underlying sub-account options

Payments must be based on current or past sales of sub-accounts investing in shares of the Fund, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific sub-accounts representing shares of the Fund to you instead of recommending options offered by competing sub-account providers or insurance companies
o sell shares of the Fund to you instead of shares of funds offered by competing fund families

Contact your financial intermediary for details about revenue sharing payments.


10 |  GARTMORE GVIT MONEY MONEY FUND II

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts that feature sub-accounts in the Fund's shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of Gartmore) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


                                      GARTMORE GVIT MONEY MONEY FUND II  |    11

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.


Please refer to the SAI for more information regarding the tax treatment of the Fund.


12  |  GARTMORE GVIT MONEY MONEY FUND II

SECTION 6 | GVIT Money Market Fund II Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement, is included in its annual report, which is available upon request.

                                               INVESTMENT ACTIVITIES             DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
Selected Data                     Net Asset           Net
for Each Share                       Value,    Investment    Total From           Net                      Net Asset
of Capital                        Beginning        Income    Investment    Investment            Total    Value, End      Total
Outstanding                       of Period        (Loss)    Activities        Income    Distributions     of Period      Return
------------------------------------------------------------------------------------------------------------------------------------
Period Ended December 31, 2001 (b)    $1.00           (c)           (c)           (c)              (c)         $1.00    0.24%(d)
Year Ended December 31, 2002          $1.00          0.01          0.01        (0.01)           (0.01)         $1.00       0.70%
Year Ended December 31, 2003          $1.00           (c)           (c)           (c)              (c)         $1.00       0.18%
Year Ended December 31, 2004          $1.00           (c)           (c)           (c)              (c)         $1.00       0.41%
Year Ended December 31, 2005          $1.00          0.02          0.02        (0.02)           (0.02)         $1.00       2.26%
------------------------------------------------------------------------------------------------------------------------------------

[RESTUB]

                                                                RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Ratio of Net
                                                                                                                 Investment
                                                                      Ratio of Net              Ratio of      Income (Loss)
Selected Data                                            Ratio of       Investment    Expenses (Prior to          (Prior to
for Each Share                       Net Assets At    Expenses to    Income (Loss)       Reimbursements)    Reimbursements)
of Capital                           End of Period    Average Net       to Average        to Average Net     to Average Net
Outstanding                                 (000s)         Assets       Net Assets            Assets (a)         Assets (a)
------------------------------------------------------------------------------------------------------------------------------------
Period Ended December 31, 2001 (b)         $37,411       1.30%(e)         0.93%(e)              1.45%(e)           0.78%(e)
Year Ended December 31, 2002              $110,041          0.99%            0.66%                 0.99%              0.66%
Year Ended December 31, 2003              $147,736          0.95%            0.17%                 0.99%              0.13%
Year Ended December 31, 2004              $192,820          0.96%            0.43%                 0.99%              0.40%
Year Ended December 31, 2005              $260,557          1.01%            2.24%                   (f)                (f)
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) For the period from October 2, 2001 (commencement of operations) through December 31, 2001.
(c) The amount is less than $0.005.
(d) Not annualized.
(e) Annualized.
(f) There were no fee reductions during the period.


                                       GARTMORE GVIT MONEY MONEY FUND II  |   13

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


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


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


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

INFORMATION FROM GARTMORE FUNDS

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its Website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o on the SEC's EDGAR database via the Internet at www.sec.gov

o by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428

                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       (C)2006 GARTMORE GLOBAL INVESTMENTS. ALL RIGHTS RESERVED.


                                                            PR-GVIT-MMKT2 [5/06]

LEADERSHIP Series

Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund




[LOGO OMITTED]
GARTMORE


Fund PROSPECTUS




[LOGO OMITTED] May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.





                                                           WWW.GARTMOREFUNDS.COM

[BLANK PAGE]

TABLE OF CONTENTS






               3     SECTION 1 - FUND SUMMARIES AND PERFORMANCE
                     Gartmore GVIT Nationwide Leaders Fund
                     Gartmore GVIT U.S. Growth Fund
                     Gartmore GVIT Worldwide Leaders Fund
                     Key Terms


              13     SECTION 2 - FUND DETAILS
                     Additional Information about Investments, Investment
                      Techniques and Risks


              15     SECTION 3 - FUND MANAGEMENT
                     Investment Adviser
                     Subadviser
                     Management Fees
                     Multi-Manager Structure
                     Portfolio Management
                     Additional Information about the Portfolio Managers


              18     SECTION 4 - INVESTING WITH GARTMORE


                     Choosing a Share Class
                     Purchase Price
                     Fair Valuation
                     Selling Shares
                     Restrictions on Sales
                     Excessive or Short-Term Trading
                     Monitoring of Trading Activity
                     Restrictions on Transactions
                     Short-Term Trading Fees
                     Distribution and Services Plans
                     Revenue Sharing


              23     SECTION 5 - DISTRIBUTIONS AND TAXES
                     Dividends and Distributions
                     Tax Status

              24     SECTION 6 - FINANCIAL HIGHLIGHTS

     BACK COVER      ADDITIONAL INFORMATION



                                                           LEADERSHIP SERIES | 1

Gartmore GVIT Leadership Series


INTRODUCTION TO THE LEADERSHIP SERIES

This prospectus provides information about three funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"):

Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund

These Funds are primarily intended to help investors grow their capital through investments in leading U.S. or foreign companies.

Because these Funds invest in fewer individual securities than most mutual funds, they are subject to substantially higher risks and greater volatility than other mutual funds. These Funds may not be suitable for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

NOTE ABOUT SHARE CLASSES

Each Fund offers the following share classes:

o Class I
o Class II
o Class III


This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts.


For more information about who may purchase the different share classes, see
Section 4, Investing with Gartmore: Choosing a Share Class on page 18.


The Gartmore GVIT Worldwide Leaders Fund employs a "multi-manager" structure which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Fund's adviser, may hire, fire, replace or terminate any non-affiliated subadviser(s) for the Fund without shareholder approval. GMF believes this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 3, Fund Management - Multi-Manager Structure for Gartmore GVIT Worldwide Leaders Fund for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 12.



2  |  LEADERSHIP SERIES

SECTION 1 | Gartmore GVIT Nationwide Leaders Fund Summary and Performance


OBJECTIVE

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.

--------------------------------------------------------------------------------
U.S. LEADER
A U.S. COMPANY THAT THE FUND'S MANAGEMENT BELIEVES TO HAVE A STRONG FRANCHISE CAPABLE OF TAKING ADVANTAGE OF ITS POSITION IN THE MARKETPLACE. BECAUSE THESE COMPANIES HAVE REPUTATIONS FOR QUALITY MANAGEMENT AND SUPERIOR PRODUCTS AND SERVICES, THE FUND'S MANAGEMENT EXPECTS THEM TO BECOME LEADERS IN THEIR INDUSTRIES. A U.S. COMPANY IS DEFINED AS HAVING BEEN ORGANIZED UNDER THE LAWS OF THE UNITED STATES, HAVING A PRINCIPAL PLACE OF BUSINESS IN THE UNITED STATES OR IF ITS STOCK TRADES PRIMARILY IN THE UNITED STATES.
--------------------------------------------------------------------------------



PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES issued by U.S. Leaders, primarily in COMMON STOCKS and CONVERTIBLE SECURITIES. The portfolio manager seeks companies which generally meet one of the following characteristics:


o above-average revenue growth
o above-average earnings growth
o consistent earnings growth
o attractive valuation

The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. Typically, the Fund holds a core group of 20 to 30 common stocks of LARGE-CAP and MID-CAP COMPANIES.


In seeking TOTAL RETURN, the portfolio manager seeks returns from both capital gains (I.E., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio manager anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.


The Fund usually sells portfolio securities if:


o the outlook of a company's earnings growth becomes less attractive
o more favorable opportunities are identified, or
o the company's stock price has increased significantly

The Fund may engage in active trading.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Standard &Poor's 500(R) Index ("S&P 500 Index"), or other funds with similar investment objectives and strategies.


MID-CAP RISK - results from investing in stocks of mid-sized companies, which are the Fund's primary investments. Because mid-cap stocks may be less stable in price and less liquid than those of larger, more established companies, the Fund's investments in mid-cap stocks can involve greater risk.


CONVERTIBLE SECURITIES RISK - results because a portion of a convertible security's value is based on the value of the underlying common stock. Convertible securities are subject to some stock market risk.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.



                                                           LEADERSHIP SERIES | 3

SECTION 1 | Gartmore GVIT Nationwide Leaders Fund Summary and Performance
           (CONT.)



PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS III SHARES



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]


2002              -5.8%
2003              25.6%
2004              18.8%
2005              10.3%



BEST QUARTER:       14.4% - 2ND QTR. OF 2003
WORST QUARTER:     -16.3% - 3RD QTR. OF 2002



AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                                                         SINCE
                                           1 YR     INCEPTION 1
-----------------------------------------------------------------------------
Class I Shares (2)                       10.31%          11.56%
-----------------------------------------------------------------------------
Class II Shares (2)                      10.02%          11.26%
-----------------------------------------------------------------------------
Class III Shares (3)                     10.30%          11.58%
-----------------------------------------------------------------------------
S&P 500(R) Index (4)                      4.91%           3.92%
-----------------------------------------------------------------------------

(1) The Fund commenced operations on December 31, 2001.


(2) Returns until the creation of the Class I shares (May 9, 2002) and Class II shares (December 31, 2005) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I shares and Class II shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.


(3) Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 20 for more information.

(4) The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were included, the actual returns of the Index would be lower.

 4 |  LEADERSHIP SERIES

SECTION 1 | Gartmore GVIT Nationwide Leaders Fund Summary and Performance
            (CONT.)



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.



                                   CLASS I    CLASS II   CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)              N/A         N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage
of amount redeemed) (2)                N/A         N/A       1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees (3)              0.80%       0.80%       0.80%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                      None       0.25%        None
--------------------------------------------------------------------------------
    Other Expenses (4)               0.27%       0.26%       0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (5)                         1.07%       1.31%       1.06%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other charges and expenses on variable insurance contract holders. Such sales charges and other charges and expenses are described in the variable insurance contract's prospectus.


(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
    Section 4, Investing with Gartmore: Short-Term Trading Fees on page 20.

(3) Effective January 1, 2006, the management fee was lowered by 0.10% to the base fee described above. Beginning January 1, 2007, the management fee may be adjusted, on a quarterly basis, upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index.

(4) "Other Expenses" include administrative services fees which currently are 0.14%, 0.13%, and 0.13% for Class I, Class II and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.18%, 1.43%, and 1.18% for Class I, Class II and Class III shares, respectively.

(5) Gartmore Mutual Fund Capital Trust ("GMF") and the Fund have entered into a written contract limiting operating expenses from exceeding 1.15% for all classes of shares until at least May 1, 2007. Certain Fund expenses are excluded from this expense limitation (such as taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses). Because of the exclusion of these Fund operating expenses from the expense limitation, no fees are being waived or expenses reimbursed. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                            1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class I                      $109      $340      $590      $1,306
--------------------------------------------------------------------------------
Class II                      133       415       718       1,579
--------------------------------------------------------------------------------
Class III                     108       337       585       1,294
--------------------------------------------------------------------------------


                                                           LEADERSHIP SERIES | 5

SECTION 1 | Gartmore GVIT U.S. Growth Leaders Fund Summary and Performance

OBJECTIVE

The Fund seeks long-term growth.

--------------------------------------------------------------------------------
U.S. GROWTH LEADER
A U.S. COMPANY THAT THE FUND'S MANAGEMENT BELIEVES HAS A STRONG AND IMPROVING FRANCHISE CAPABLE OF TAKING ADVANTAGE OF GROWTH OPPORTUNITIES. BECAUSE THESE COMPANIES HAVE HIGH GROWTH POTENTIAL AND REPUTATIONS FOR QUALITY MANAGEMENT AND SUPERIOR PRODUCTS AND SERVICES, THE FUND'S MANAGEMENT EXPECTS THEM TO BECOME DOMINANT IN THEIR INDUSTRIES. A U.S. COMPANY IS DEFINED AS HAVING BEEN ORGANIZED UNDER THE LAWS OF THE UNITED STATES, HAVING A PRINCIPAL PLACE OF BUSINESS IN THE UNITED STATES, OR IF ITS STOCK TRADES PRIMARILY IN THE UNITED STATES.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES issued by U.S. Growth Leaders. The Fund typically focuses its investments in a core group of 20 to 40 COMMON STOCKS of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, selling existing positions, or responding to exceptional market conditions.


The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. The Fund will invest 25% or more of its net assets in a group of companies in software and related technology industries.

The Fund usually sells portfolio securities if:


o it appears unlikely that earnings expectations will be met
o the price of the security is or becomes overvalued
o the outlook of a company's earnings growth becomes less attractive, and/or
o more favorable opportunities are identified

The Fund may engage in active trading.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Standard &Poor's 500(R) Index ("S&P 500 Index"), or other funds with similar investment objectives and strategies.


GROWTH STYLE RISK - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in software and related technology industries could subject the Fund to greater risk of loss and be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

6 |  LEADERSHIP SERIES

SECTION 1 | Gartmore GVIT U.S. Growth Leaders Fund Summary and Performance
            (CONT.)



PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS III SHARES:



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



2002                 -23.6%
2003                  52.4%
2004                  12.4%
2005                  12.0%



 BEST QUARTER:        24.5% - 2ND QTR. OF 2003
 WORST QUARTER:      -15.7% - 2ND QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                                                               SINCE
                                           1 YR        INCEPTION (1)
--------------------------------------------------------------------------------
Class I Shares (2)                       11.96%                9.91%
--------------------------------------------------------------------------------
Class II Shares (2)                      11.70%                9.71%
--------------------------------------------------------------------------------
Class III Shares (3)                     11.99%               10.04%
--------------------------------------------------------------------------------
S&P 500(R) Index (4)                      4.91%                3.92%
--------------------------------------------------------------------------------

(1) The Fund commenced operations on December 31, 2001.


(2) Returns until the creation of the Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the previous performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I and Class II shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.


(3) Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual return for Class III shares would have been lower. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 20 for more information.

(4) The S&P 500 Index(R) is an unmanaged index of 500 widely held stocks of large-cap U.S. companies that is a broad measure of how the stock prices of large-cap U.S. companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.



                                                           LEADERSHIP SERIES | 7

SECTION 1 | Gartmore GVIT U.S. Growth Leaders Fund Summary and Performance
            (CONT.)


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.



                                      CLASS I      CLASS II     CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)                 N/A           N/A           N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage
of amount redeemed) (2)                   N/A           N/A         1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees (3)                 0.90%         0.90%         0.90%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                         None         0.25%          None
--------------------------------------------------------------------------------
    Other Expenses (4)                  0.28%         0.27%         0.27%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (5)                            1.18%         1.42%         1.17%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired except as described in
    Section 4, Investing with Gartmore: Short-Term Trading Fees on page 20.

(3) The management fee shown above is a base fee and may be adjusted, on a quarterly basis, upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. If the management fee were calculated taking into account the current base fee (as stated in the table above) and the full performance fee adjustment, the management fee could range from 0.68% at its lowest to 1.12% at its highest. For more information, including a chart setting forth the range of absolute minimum and maximum total performance-based fee at all breakpoint levels, see
    Section 3, Fund Management: Management Fees below.

(4) "Other Expenses" include administrative services fees which currently are 0.15%, 0.14%, and 0.14% for Class I, Class II and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.28%, 1.53%, and 1.28% for Class I, Class II and Class III shares, respectively.

(5) GMF and the Fund have entered into a written contract limiting operating expenses from exceeding 1.15% for all classes of shares at least until May 1, 2007. Certain Fund expenses are excluded from this expense limitation (such as taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses). Because of the exclusion of these Fund operating expenses from the expense limitation, no fees are being waived or expenses reimbursed. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                          1 YEAR   3 YEARS   5 YEARS      10 YEARS
-----------------------------------------------------------------------------
Class I                      $120      $375      $649       $1,432
-----------------------------------------------------------------------------
Class II                      145       449       776        1,702
-----------------------------------------------------------------------------
Class III                     119       372       644        1,420
-----------------------------------------------------------------------------


8 |  LEADERSHIP SERIES

SECTION 1 | Gartmore GVIT Worldwide Leaders Fund Summary and Performance



OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
WORLDWIDE LEADER
A COMPANY LOCATED ANYWHERE IN THE WORLD THAT PORTFOLIO MANAGEMENT BELIEVES IS WELL POSITIONED TO TAKE ADVANTAGE OF GROWTH OPPORTUNITIES IN ITS INDUSTRY. WORLDWIDE LEADERS INCLUDE BOTH:


o COMPANIES THAT APPEAR TO OFFER LONG-TERM STRATEGIC GROWTH OPPORTUNITIES BECAUSE OF THEIR STRONG COMPETITIVE ADVANTAGE WITHIN KEY GROWTH SEGMENTS, AND
o COMPANIES THAT APPEAR TO OFFER SHORT-TERM TACTICAL OPPORTUNITIES BASED ON CURRENT CIRCUMSTANCES
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES issued by companies located throughout the world (including the U.S.) that the management believes are, or have the potential to be, Worldwide Leaders. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily economically tied to, one country. Under normal conditions, the Fund invests in securities from at least three different countries.

The Fund's portfolio managers evaluate which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. The portfolio managers conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing the portfolio managers' own valuations of individual companies to those of the market, management pinpoints companies whose prospects appear different from the consensus.


The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.

The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. Typically, the Fund holds securities of between approximately 30-40 companies.


Gartmore Mutual Fund Capital Trust, the Fund's investment adviser, has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

The Fund may engage in active trading.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World IndexSM, or other funds with similar investment objectives and strategies.


FOREIGN RISK - the Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures that underlie the derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.



                                                           LEADERSHIP SERIES | 9

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1998                19.1%
1999                22.9%
2000               -12.3%
2001                18.8%
2002               -25.4%
2003                36.1%
2004                15.7%
2005                19.3%



 BEST QUARTER:          19.1% - 4TH QTR. OF 1998
 WORST QUARTER:        -22.1% - 3RD QTR. OF 2002



AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005


                                                          SINCE
                             1 YR          5 YRS   INCEPTION(1)
-------------------------------------------------------------------------------
Class I Shares (2)          19.34%          2.61%        4.90%
-------------------------------------------------------------------------------
Class II Shares (3)         19.04%          2.36%         4.27%
-------------------------------------------------------------------------------
Class III Shares (3)        19.34%          2.61%         4.90%
-------------------------------------------------------------------------------
MSCI World Index (4)        10.02%          2.64%         5.92%
-------------------------------------------------------------------------------

(1) The Fund commenced operations on October 31, 1997. Until May 1, 2000, the Fund was managed as a global equity fund using a strategy involving greater portfolio diversification than that presently employed. Performance prior to May 1, 2000 represents this earlier strategy.

(2) The existing shares of the Funds were designated Class I shares as of May 1, 2001.


(3) Returns until the creation of the Class II shares (December 31, 2005) and Class III shares (May 2, 2003) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II shares and Class III shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. The annual returns of the Class II shares have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than the returns of Class I shares.

(4) The MSCI World Index is an unmanaged index that measures the performance of companies whose securities are listed on the stock exchanges of the United States, Europe, Canada, Australia and the Far East. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.



10 |  LEADERSHIP SERIES

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                                CLASS I    CLASS II    CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)           N/A         N/A          N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage
of amount redeemed) (2)             N/A         N/A        1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees (3)           0.90%       0.90%        0.90%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                   None       0.25%         None
--------------------------------------------------------------------------------
    Other Expenses (4)            0.29%       0.29%        0.29%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.19%       1.44%        1.19%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired except as described in
    Section 4, Investing with Gartmore: Short-Term Trading Fees on page 20.

(3) Effective January 1, 2006, the management fee was lowered 0.10% to the base fee described above. Beginning January 1, 2007, the management fee may be adjusted, on a quarterly basis, upward or downward depending on the Fund's performance relative to its benchmark, the MSCI World Index.

(4) "Other Expenses" include administrative services fees which currently are 0.15% for all share classes, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.29%, 1.54%, and 1.29% for Class I, Class II and Class III shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                          1 YEAR   3 YEARS   5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Class I                      $121      $378      $654       $1,443
--------------------------------------------------------------------------------
Class II                      147       456       787        1,724
--------------------------------------------------------------------------------
Class III                     121       378       654        1,443
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 11

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Standard and Poor's 500(R) Index, ranging from $665 million to $370.3 billion as of December 31, 2005.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


TOTAL RETURN - investment return that reflects either capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).


VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that management believes to be temporary.



12 |  LEADERSHIP SERIES

SECTION 2 | Fund Details



ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES
AND RISKS

CONVERTIBLE SECURITIES (Gartmore GVIT Nationwide Leaders Fund) - these are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEPOSITARY RECEIPTS (Gartmore GVIT Worldwide Leaders Fund) - a Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (`'ADRs"), European Depositary Receipts (`'EDRs") and Global Depositary Receipts (`'GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES (Gartmore GVIT Worldwide Leaders Fund) - a derivative is a contract with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations
o their use may reduce liquidity and make the Fund harder to value, especially in declining markets
o the Fund may suffer disproportionately heavy losses relative to the amount invested
o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives

FOREIGN SECURITIES RISK (Gartmore GVIT Worldwide Leaders Fund) - foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o political and economic instability
o the impact of currency exchange rate fluctuations
o reduced information about issuers
o higher transaction costs
o less stringent regulatory and accounting standards
o delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market), and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


PREFERRED STOCK (Each Fund) - a Fund may invest in a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

SECURITIES LENDING (Each Fund) - involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.



                                                          LEADERSHIP SERIES | 13

STOCK MARKET RISK (Each Fund) - a Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:


o corporate earnings
o production
o management
o sales
o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry


Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS (Each Fund) - a Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o short-term U.S. government securities
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks
o prime quality commercial paper
o repurchase agreements covering any of the securities in which the Fund may invest directly
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


WARRANTS (Each Fund) - are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").



14 |  LEADERSHIP SERIES

SECTION 3 | Fund Management



INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of assets and supervises the daily business affairs of these Funds. GMF was organized in 1999, and manages mutual fund assets.

GMF is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.

SUBADVISER - GARTMORE GVIT WORLDWIDE LEADERS FUND

Gartmore Global Partners ("GGP"), an affiliate of GMF, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the subadviser to the Gartmore GVIT Worldwide Leaders Fund. Subject to the supervision of GMF and the Trustees, GGP manages the Gartmore GVIT Worldwide Leaders Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Gartmore GVIT Worldwide Leaders Fund and, in connection with such investment decisions, places purchase and sell orders for securities.


A discussion regarding the basis for the Board of Trustees' annual reapproval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.


MANAGEMENT FEES

The Funds pay their respective investment advisers a base management fee on each Fund's average daily net assets. From its management fee, GMF pays GGP a subadvisory fee for Gartmore GVIT Worldwide Leaders Fund.

PERFORMANCE-BASED FEES -
GARTMORE GVIT NATIONWIDE LEADERS FUND,
GARTMORE GVIT WORLDWIDE LEADERS FUND

Effective January 1, 2006, the management fee payable by the Gartmore GVIT Nationwide Leaders Fund and the Gartmore GVIT Worldwide Leaders Fund, as expressed as a percentage of each Fund's average daily net assets and not taking into account any applicable waivers, has been lowered 0.10% to the base fee set forth below. See "Management and Subadvisory Fees." The management fee for the Funds may increase or decrease depending on how each Fund performs relative to its respective benchmark(s). The Funds' benchmarks for determining these performance-based fees are:


FUND                                                                BENCHMARK
--------------------------------------------------------------------------------
Gartmore GVIT Nationwide Leaders Fund                        S&P 500(R) Index
--------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                         MSCI World Index
--------------------------------------------------------------------------------

The Funds pay GMF an investment advisory fee that can vary depending on each Fund's performance relative to its respective benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming, respectively, each Fund's benchmark.


The calculation of the total management fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter) as adjusted for any applicable breakpoints as described in the chart shown below under the heading "Management and Subadvisory Fees" (the "Base Fee Breakpoints"). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.


The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described under "Management and Subadvisory Fees"). For Gartmore GVIT Worldwide Leaders Fund, GMF pays/(charges) the entire performance component of the fee to the Fund's subadviser, GGP.


OUT OR UNDERPERFORMANCE                         CHANGE IN FEES
-----------------------------------------------------------------------
+/- 1 percentage point                               +/- 0.02%
-----------------------------------------------------------------------
+/- 2 percentage points                              +/- 0.04%
-----------------------------------------------------------------------
+/- 3 percentage points                              +/- 0.06%
-----------------------------------------------------------------------
+/- 4 percentage points                              +/- 0.08%
-----------------------------------------------------------------------
+/- 5 percentage points                              +/- 0.10%
-----------------------------------------------------------------------

The first such payment or penalty, if any, will be made at the end of March 2007 for each Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, these performance adjusted advisory fees will be paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

UNDER THESE PERFORMANCE FEE ARRANGEMENTS, GMF CAN RECEIVE A PERFORMANCE FEE INCREASE EVEN IF A FUND EXPERIENCES NEGATIVE PERFORMANCE THAT STILL EXCEEDS ITS BENCHMARK BY MORE THAN THE RELEVANT PERCENTAGE AMOUNT SHOWN ABOVE.



                                                          LEADERSHIP SERIES | 15

PERFORMANCE-BASED FEES:
GARTMORE GVIT U.S. GROWTH LEADERS FUND


The Gartmore GVIT U.S. Growth Leaders Fund pays GMF an investment advisory fee that can vary depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. This performance fee is intended to either reward or penalize the investment adviser for outperforming or underperforming, respectively, the S&P 500(R) Index.


The calculation of this fee is done in two separate steps. First, the Fund pays a base fee, as adjusted for any applicable Base Fee Breakpoints as described in the chart shown below under the heading `'Management and Subadvisory Fees." The base fee rate is an annual fee, calculated each quarter, and is applied to such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over a 36-month rolling performance period. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at the Fund's overall advisory fee for the current period. The SAI contains more detailed information about any possible performance adjustments. Thus, if the Fund outperforms the S&P 500(R) Index by 12% or more over a 36 month rolling period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms the S&P 500(R) Index by 12% or more over a 36-month rolling period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12%.


UNDER THESE PERFORMANCE FEE ARRANGEMENTS, GMF CAN RECEIVE A PERFORMANCE FEE INCREASE EVEN IF A FUND EXPERIENCES NEGATIVE PERFORMANCE THAT STILL EXCEEDS ITS BENCHMARK BY MORE THAN THE RELEVANT PERCENTAGE AMOUNT SHOWN ABOVE.



--------------------------------------------------------------------------------
MANAGEMENT AND SUBADVISORY FEES

This table shows the base management and subadvisory fees, expressed as a percentage of the Fund's average daily net assets, as well as the maximum and minimum fees. It does not take into account any applicable waivers.



NET ASSETS                                               MINIMUM FEE                   BASE FEE                   MAXIMUM FEE
--------------------------------------------      ---------------------------   -------------------------   ------------------------
                                                  MANAGEMENT      SUBADVISORY   MANAGEMENT    SUBADVISORY   MANAGEMENT   SUBADVISORY
--------------------------------------------      ----------     ------------   ----------    -----------   ----------   -----------
GARTMORE GVIT NATIONWIDE LEADERS FUND
On assets up to $500 million                          0.70%               --        0.80%              --        0.90%            --
On assets of $500 million or more but less
  than $2 billion                                     0.60%               --        0.70%              --        0.80%            --
On assets of $2 billion and more                      0.55%               --        0.65%              --        0.75%            --

GARTMORE GVIT U.S. GROWTH LEADERS FUND
On assets up to $500 million                          0.68%               --        0.90%              --        1.12%            --
On assets of $500 million or more but less
  than $2 billion                                     0.62%               --        0.80%              --        0.98%            --
On assets of $2 billion and more                      0.59%               --        0.75%              --        0.91%            --

GARTMORE GVIT WORLDWIDE LEADERS FUND
On assets up to $50 million                           0.80%           0.450%        0.90%          0.550%        1.00%        0.650%
On assets of $50 million or more                      0.75%           0.400%        0.85%          0.500%        0.95%        0.600%
------------------------------------------------------------------------------------------------------------------------------------



ACTUAL MANAGEMENT AND SUBADVISORY FEES PAID, NET OF FEE WAIVERS DURING FISCAL YEAR ENDED DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           MANAGEMENT FEES                        SUBADVISORY FEES*
-----------------------------------------------------------------------------------------------------------------------------------
GARTMORE GVIT NATIONWIDE LEADERS FUND                                                0.90%                                      N/A
-----------------------------------------------------------------------------------------------------------------------------------
GARTMORE GVIT WORLDWIDE LEADERS FUND                                                 1.00%                                    0.60%
-----------------------------------------------------------------------------------------------------------------------------------
GARTMORE GVIT U.S. GROWTH LEADERS FUNDS                                              1.16%                                      N/A
-----------------------------------------------------------------------------------------------------------------------------------


* Subadvisory fees are paid by GMF out of the management fees it receives.



16 |  LEADERSHIP SERIES

MULTI-MANAGER STRUCTURE FOR GARTMORE GVIT WORLDWIDE LEADERS FUND

GMF and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a nonaffiliated subadviser with the approval of the Trustees but without shareholder approval. Currently, the Gartmore GVIT Worldwide Leaders Fund is subadvised by Gartmore Global Partners, an affiliate of GMF. If a new non-affiliated subadviser is hired for the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate efficiently.

GMF performs the following oversight and evaluation services to the Gartmore GVIT Worldwide Leaders Fund:

o initial due diligence on prospective Fund subadvisers,
o monitoring subadviser performance, including ongoing analysis and periodic consultations,
o communicating performance expectations and evaluations to the subadvisers, and
o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

GMF does not expect to recommend subadviser changes frequently, however GMF will periodically provide written reports regarding its evaluation and monitoring to the Board of Trustees. Although GMF will monitor the subadviser's performance, there is no certainty that any subadviser or any of these Funds will obtain favorable results at any given time.


PORTFOLIO MANAGEMENT

GARTMORE GVIT NATIONWIDE LEADERS FUND

Gary D. Haubold is the portfolio manager of the Fund. As portfolio manager, Mr. Haubold is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Mr. Haubold, CFA, has 20 years of investment experience and joined GMF in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. From 1997 to 2000, he was the senior portfolio manager on several small, mid and large-cap value funds at Pilgrim Baxter and Associates. Prior to joining Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller Anderson & Sherrerd, which is now part of Morgan Stanley Asset Management.

GARTMORE GVIT U.S. GROWTH LEADERS FUND


Christopher Baggini, senior portfolio manager, and Douglas Burtnick, are co-portfolio managers and as such are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.


Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.


Mr. Burtnick joined GMF in May 2002 from Brown Brothers Harriman & Company where he served as a risk manager in the private client group and portfolio manager from 2000 to 2002. From 1998 to 2002, he worked at Barra, Inc., a risk management firm, where he led a group which focused on portfolio construction and risk management issues for institutional investors and hedge funds.


GARTMORE GVIT WORLDWIDE LEADERS FUND

GGP takes a team approach to portfolio management, allowing investors to benefit from the skills of all the members of the team.

Neil Rogan is the leader of the portfolio management team responsible for day-to-day management of the Gartmore GVIT Worldwide Leaders Fund. He also manages the Gartmore Worldwide Leaders Fund and other investment companies not offered in the United States. Mr. Rogan joined Gartmore Investment Management plc, an affiliate of GGP, as head of Asia Pacific Equities in September 1997. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, US and Global Equities management teams. In January 2001 Mr. Rogan undertook responsibility for the Global Equity Team. Prior to joining Gartmore, Mr. Rogan worked for Touche Remnant, where he specialized in Pacific & Emerging Markets (1982-1985), Flemings in London, where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992) and Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager (1992-1997). Mr. Rogan is also an associate member of the UK Society of Investment Professionals.

ADDITIONAL INFORMATION ABOUT THE
PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.



                                                          LEADERSHIP SERIES | 17

SECTION 4 | Investing with Gartmore


CHOOSING A SHARE CLASS

Shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.


The distributor for the Funds is Gartmore Distribution
Services, Inc. ("GDSI").

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

o New Year's Day
o Martin Luther King, Jr. Day
o Presidents' Day
o Good Friday
o Memorial Day
o Independence Day
o Labor Day
o Thanksgiving Day
o Christmas Day
o Other days when the New York Stock Exchange is closed

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.



18  |  LEADERSHIP SERIES

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.


Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of Funds within a short time period) may:


o disrupt portfolio management strategies
o increase brokerage and other transaction costs
o negatively affect Fund performance for all variable insurance contract owners indirectly investing in a Fund


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities, such as the Gartmore GVIT Worldwide Leaders Fund, may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in investments that may not be frequently traded such as those in which the Fund invest. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAV that does not reflect appropriate fair value prices.


The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.


MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term




                                                          LEADERSHIP SERIES | 19
trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult your own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and will uniformly apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading
o reject transactions that violate a Fund's excessive trading policies or its exchange limits

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Class III shares were created with short-term trading fees specifically for use with newer variable insurance contracts where state law may have prevented the application of new fees to variable insurance contracts that had already been issued. Accordingly, the Funds uniformly will assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III shares for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging
o variable insurance contract withdrawals or loans, including required minimum distributions
o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner


20  |  LEADERSHIP SERIES

DISTRIBUTION AND SERVICES PLANS


BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the distributor for expenses associated with: (1) distributing and selling Class II shares of a Fund; and (2) providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.


ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Funds are also subject to administrative services fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by the Funds to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I, Class II, and Class III shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

REVENUE SHARING

GMF and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:


o insurance companies that offer subaccounts in the Funds as underlying investment options in variable insurance contracts
o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related distribution services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o GDSI and other affiliates of GMF
o broker-dealers and other financial intermediaries that sell such variable insurance contracts
o insurance companies that include shares of the Funds as underlying subaccount options

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific sub accounts representing shares of a Fund to you instead of recommending options offered by competing subaccount providers or insurance companies
o sell shares of a Fund to you instead of shares of funds offered by competing fund families


Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.



                                                          LEADERSHIP SERIES | 21

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of Gartmore) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.


The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.



22   |  LEADERSHIP SERIES

SECTION 5 | Distributions and Taxes



DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.


Please refer to the SAI for more information regarding the tax treatment of the Funds.



                                                          LEADERSHIP SERIES | 23

SECTION 6 | Gartmore GVIT Nationwide Leaders Fund Financial Highlights



The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in its annual report, which is available upon request.



                                                       INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------------------


                                                                                      Net
                                                                             Realized and
SELECTED DATA                      Net Asset           Net                     Unrealized
FOR EACH SHARE                        Value,    Investment                          Gains    Total from
OF CAPITAL                         Beginning        Income    Redemption      (Losses) on    Investment
OUTSTANDING                        of Period        (Loss)          Fees      Investments    Activities
---------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2002 (c)    $11.20         0.03          0.02             (1.75)       (1.70)
Year Ended December 31, 2003           $9.44         0.01          0.01              2.37         2.39
Year Ended December 31, 2004          $11.81         0.06          0.01              2.15         2.22
Year Ended December 31, 2005          $13.78         0.15            --              1.21         1.36
---------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2001 (d)    $10.00          --             --              0.08         0.08
Year Ended December 31, 2002          $10.08        0.04           0.02             (0.64)       (0.58)
Year Ended December 31, 2003           $9.44        0.01           0.01              2.39         2.41
Year Ended December 31, 2004          $11.83        0.06           0.01              2.15         2.22
Year Ended December 31, 2005          $13.80        0.16             --              1.20         1.36
---------------------------------------------------------------------------------------------------------






                                                     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------




SELECTED DATA                                                                 Net Asset
FOR EACH SHARE                             Net         Net                       Value,
OF CAPITAL                          Investment    Realized            Total      End of     Total
OUTSTANDING                             Income       Gains    Distributions      Period    Return
----------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2002 (c)      (0.06)         --            (0.06)       $9.44 (15.17%)(e)
Year Ended December 31, 2003            (0.02)         --            (0.02)      $11.81      25.38%
Year Ended December 31, 2004            (0.05)      (0.20)           (0.25)      $13.78      18.79%
Year Ended December 31, 2005            (0.17)      (2.08)           (2.25)      $12.89      10.31%
----------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2001 (d)         --          --                --      $10.08    0.80%(e)
Year Ended December 31, 2002            (0.06)         --             (0.06)      $9.44      (5.78%)
Year Ended December 31, 2003            (0.02)         --             (0.02)     $11.83      25.59%
Year Ended December 31, 2004            (0.05)      (0.20)            (0.25)     $13.80      18.77%
Year Ended December 31, 2005            (0.17)      (2.08)            (2.25)     $12.91      10.30%
----------------------------------------------------------------------------------------------------



                                                           RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ratio of Net
                                                                       Ratio        Ratio of        Investment
                                                                      of Net        Expenses     Income (Loss)
                                                                  Investment       (Prior to         (Prior to
SELECTED DATA                       Net Assets      Ratio of          Income      Reimburse-        Reimburse-
FOR EACH SHARE                          at End      Expenses       (Loss) to       ments) to         ments) to
OF CAPITAL                           of Period    to Average         Average     Average Net       Average Net       Portfolio
OUTSTANDING                             (000s)    Net Assets      Net Assets      Assets (a)        Assets (a)    Turnover (b)
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2002 (c)       $247       1.12%(f)        1.03%(f)             (g)                (g)       105.28%
Year Ended December 31, 2003             $530          1.14%           0.05%             (g)                (g)       244.94%
Year Ended December 31, 2004             $927          1.19%           0.55%             (g)                (g)       259.37%
Year Ended December 31, 2005           $1,496          1.16%           1.18%             (g)                (g)       483.17%
-------------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2001 (d)     $1,008       1.25%(f)      (0.16%)(f)       20.55%(f)        (19.46%)(f)         0.00%
Year Ended December 31, 2002           $8,463          1.15%           0.80%           1.16%              0.79%       105.28%
Year Ended December 31, 2003           $8,801          1.13%           0.16%             (g)                (g)       244.94%
Year Ended December 31, 2004           $9,617          1.17%           0.48%             (g)                (g)       259.37%
Year Ended December 31, 2005          $20,271          1.16%           1.26%             (g)                (g)       483.17%
-------------------------------------------------------------------------------------------------------------------------------



 (a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
 (c) For the period from May 9, 2002 (recommencement of operations) through December 31, 2002.
 (d) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $10.08 per share.
 (e) Not annualized.
 (f) Annualized.
 (g) There were no fee reductions during the period.



 24  |  LEADERSHIP SERIES

SECTION 6 | Gartmore GVIT U.S. Growth Leaders Fund Financial Highlights




                                                              INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------------------------


                                                                                      Net
                                                                             Realized and
SELECTED DATA                      Net Asset           Net                     Unrealized
FOR EACH SHARE                        Value,    Investment                          Gains    Total from
OF CAPITAL                         Beginning        Income    Redemption      (Losses) on    Investment
OUTSTANDING                        of Period        (Loss)          Fees      Investments    Activities
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES
Period Ended December 31, 2002 (c)     $8.64        (0.02)          0.01           (1.07)        (1.08)
Year Ended December 31, 2003           $7.56        (0.02)          0.01            3.95          3.94
Year Ended December 31, 2004          $10.74        (0.08)            --            1.36          1.28
Year Ended December 31, 2005          $11.56        (0.02)            --            1.32          1.30
-----------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2003 (d)     $8.17       (0.02)          0.01            3.36          3.35
Year Ended December 31, 2004          $10.76       (0.08)            --            1.33          1.25
Year Ended December 31, 2005          $11.55       (0.04)            --            1.31          1.27
-----------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2001 (e)    $10.00        --               --          (0.08)        (0.08)
Year Ended December 31, 2002           $9.92      (0.05)           0.01          (2.30)        (2.34)
Year Ended December 31, 2003           $7.58      (0.03)           0.01           3.99          3.97
Year Ended December 31, 2004          $10.79      (0.11)             --           1.40          1.29
Year Ended December 31, 2005          $11.62      (0.03)             --           1.33          1.30
-----------------------------------------------------------------------------------------------------------






                                               DISTRIBUTIONS
-----------------------------------------------------------------------------------------




SELECTED DATA                                                       Net Asset
FOR EACH SHARE                               Net                       Value,
OF CAPITAL                              Realized           Total      End of     Total
OUTSTANDING                                Gains   Distributions      Period    Return
-----------------------------------------------------------------------------------------

CLASS I SHARES
Period Ended December 31, 2002 (c)           --               --       $7.56  (12.50%)(f)
Year Ended December 31, 2003              (0.76)           (0.76)     $10.74       52.14%
Year Ended December 31, 2004              (0.46)           (0.46)     $11.56       12.41%
Year Ended December 31, 2005              (2.06)           (2.06)     $10.80       11.96%
-----------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2003 (d)        (0.76)           (0.76)     $10.76   41.02%(f)
Year Ended December 31, 2004              (0.46)           (0.46)     $11.55      12.10%
Year Ended December 31, 2005              (2.06)           (2.06)     $10.76      11.70%
-----------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2001 (e)           --               --       $9.92   (0.80%)(f)
Year Ended December 31, 2002                 --               --       $7.58     (23.59%)
Year Ended December 31, 2003              (0.76)           (0.76)     $10.79       52.39%
Year Ended December 31, 2004              (0.46)           (0.46)     $11.62       12.45%
Year Ended December 31, 2005              (2.06)           (2.06)     $10.86       11.99%
-----------------------------------------------------------------------------------------





                                                         RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
                                                                                              Ratio of Net
                                                                   Ratio        Ratio of        Investment
                                                                  of Net        Expenses     Income (Loss)
                                                              Investment       (Prior to         (Prior to
SELECTED DATA                       Net Assets     Ratio of       Income      Reimburse-        Reimburse-
FOR EACH SHARE                          at End     Expenses    (Loss) to       ments) to         ments) to
OF CAPITAL                          of Period    to Average      Average     Average Net       Average Net        Portfolio
OUTSTANDING                            (000s)    Net Assets   Net Assets      Assets (a)        Assets (a)     Turnover (b)
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Period Ended December 31, 2002 (c)      $476      1.16%(g)  (0.56%)(g)              (h)                (h)         754.41%
Year Ended December 31, 2003          $6,199         1.19%     (0.50%)              (h)                (h)         580.71%
Year Ended December 31, 2004          $6,369         1.29%     (0.77%)              (h)                (h)         520.00%
Year Ended December 31, 2005         $10,783         1.17%     (0.39%)              (h)                (h)         447.55%
---------------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2003 (d)    $4,101      1.43%(g)  (0.66%)(g)              (h)                (h)         580.71%
Year Ended December 31, 2004         $10,593         1.53%     (1.03%)              (h)                (h)         520.00%
Year Ended December 31, 2005         $19,067         1.41%     (0.63%)              (h)                (h)         447.55%
---------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2001 (e)     $2,976     1.25%(g)   (0.40%)(g)         7.56%(g)        (6.71%)(g)          9.71%
Year Ended December 31, 2002           $6,501        1.10%      (0.64%)              (h)               (h)        754.41%
Year Ended December 31, 2003          $54,959        1.19%      (0.50%)              (h)               (h)        580.71%
Year Ended December 31, 2004          $33,158        1.29%      (0.77%)              (h)               (h)        520.00%
Year Ended December 31, 2005          $37,556        1.17%      (0.38%)              (h)               (h)        447.55%
---------------------------------------------------------------------------------------------------------------------------


 (a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
 (c) For the period from June 3, 2002 (commencement of operations) through December 31, 2002.
 (d) For the period from March 21, 2003 (commencement of operations) through December 31, 2003.
 (e) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $9.92 per share.
 (f) Not annualized.
 (g) Annualized.
 (h) There were no fee reductions during the period.



                                                          LEADERSHIP SERIES | 25

SECTION 6 | Gartmore GVIT Worldwide Leaders Fund Financial Highlights


                                                     INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------


                                                                    Net
                                                           Realized and
SELECTED DATA                  Net Asset           Net       Unrealized
FOR EACH SHARE                    Value,    Investment            Gains    Total from
OF CAPITAL                     Beginning        Income      (Losses) on    Investment
OUTSTANDING                    of Period        (Loss)      Investments    Activities
-----------------------------------------------------------------------------------------

CLASS I SHARES
Year Ended December 31, 2001 (c)   $11.65         0.07           (2.26)       (2.19)
Year Ended December 31, 2002        $9.28        (0.04)          (2.29)       (2.33)
Year Ended December 31, 2003        $6.85         0.01            2.46         2.47
Year Ended December 31, 2004        $9.32         0.09            1.37         1.46
Year Ended December 31, 2005       $10.78         0.01            2.04         2.05
-----------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2003 (d)  $6.89       (0.01)           2.44          2.43
Year Ended December 31, 2004        $9.32        0.09            1.37          1.46
Year Ended December 31, 2005       $10.78        0.01            2.04          2.05
-----------------------------------------------------------------------------------------





                                                DISTRIBUTIONS
--------------------------------------------------------------------------------------------------




SELECTED DATA                                                               Net Asset
FOR EACH SHARE                         Net                                     Value,
OF CAPITAL                      Investment    Tax Return            Total      End of     Total
OUTSTANDING                         Income    of Capital    Distributions      Period    Return
--------------------------------------------------------------------------------------------------

CLASS I SHARES
Year Ended December 31, 2001 (c)    (0.18)          --             (0.18)      $9.28   (18.81%)
Year Ended December 31, 2002        (0.08)       (0.02)            (0.10)      $6.85   (25.39%)
Year Ended December 31, 2003          --           --                 --       $9.32     36.06%
Year Ended December 31, 2004          --           --                 --      $10.78     15.67%
Year Ended December 31, 2005        (0.10)         --              (0.10)     $12.73     19.34%
--------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2003(d)     --           --                --        $9.32 35.27%(e)
Year Ended December 31, 2004          --           --                --       $10.78    15.67%
Year Ended December 31, 2005       (0.10)          --             (0.10)      $12.73    19.34%
--------------------------------------------------------------------------------------------------




                                                          RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
                                                                                               Ratio of Net
                                                                    Ratio        Ratio of        Investment
                                                                   of Net        Expenses     Income (Loss)
                                                               Investment       (Prior to         (Prior to
SELECTED DATA                    Net Assets      Ratio of          Income      Reimburse-        Reimburse-
FOR EACH SHARE                       at End      Expenses       (Loss) to       ments) to         ments) to
OF CAPITAL                        of Period    to Average         Average     Average Net       Average Net       Portfolio
OUTSTANDING                          (000s)    Net Assets      Net Assets      Assets (a)        Assets (a)    Turnover (b)
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Year Ended December 31, 2001 (c)   $70,469         1.20%           0.66%           1.30%             0.56%          128.06%
Year Ended December 31, 2002       $26,467         1.32%           0.29%           1.32%             0.29%          529.97%
Year Ended December 31, 2003       $27,624         1.32%           0.30%             (g)               (g)          603.34%
Year Ended December 31, 2004       $28,776         1.25%           0.95%             (g)               (g)          452.01%
Year Ended December 31, 2005       $29,173         1.29%           0.18%             (g)               (g)          360.00%
---------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2003 (d) $5,853       1.35%(f)     (0.31%)(f)              (g)               (g)          603.34%
Year Ended December 31, 2004       $7,376          1.25%          0.94%              (g)               (g)          452.01%
Year Ended December 31, 2005      $16,198          1.29%          0.13%              (g)               (g)          360.00%
---------------------------------------------------------------------------------------------------------------------------



 (a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
 (c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
 (d) For the period May 2, 2003 (commencement of operations) through December 31, 2003.
 (e) Not annualized.
 (f) Annualized.
 (g) There were no fee reductions during the period.


 26  |  LEADERSHIP SERIES

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                  [BLANK PAGE]

INFORMATION FROM GARTMORE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:


o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its Website.


INFORMATION FROM THE SECURITIES AND
EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o on the SEC's EDGAR database via the Internet at www.sec.gov

o by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428







                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       (C)2006 GARTMORE GLOBAL INVESTMENTS. ALL RIGHTS RESERVED.


                                                             PR-GVIT-LDRS [5/06]

GARTMORE Variable Insurance Trust

GVIT Small Cap Growth Fund
GVIT Small Cap Value Fund
GVIT Small Company Fund




[LOGO OMITTED]
GARTMORE




Fund PROSPECTUS



[LOGO OMITTED]  May 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



                                                           WWW.GARTMOREFUNDS.COM

                                  [BLANK PAGE]

TABLE OF CONTENTS




               3     SECTION 1 - FUND SUMMARIES AND PERFORMANCE
                     GVIT Small Cap Growth Fund
                     GVIT Small Cap Value Fund
                     GVIT Small Company Fund
                     Key Terms


              14     SECTION 2 - FUND DETAILS
                     Additional Information about Investments, Investment
                       Techniques and Risks


              16     SECTION 3 - FUND MANAGEMENT
                     Investment Adviser
                     Multi-Manager Structure
                     Subadvisers
                     Portfolio Management
                     Additional Information about the Portfolio Managers

              20     SECTION 4 - INVESTING WITH GARTMORE
                     Choosing a Share Class
                     Purchase Price
                     Fair Valuation
                     Selling Shares
                     Restrictions on Sales
                     Excessive or Short-Term Trading
                     Monitoring of Trading Activity
                     Restrictions on Transactions
                     Short-Term Trading Fees
                     Distribution and Services Plans
                     Revenue Sharing


              25     SECTION 5 - DISTRIBUTIONS AND TAXES
                     Dividends and Distributions
                     Tax Status

              26     SECTION 6 - FINANCIAL HIGHLIGHTS

     BACK COVER      ADDITIONAL INFORMATION

Gartmore Variable Insurance Trust



INTRODUCTION

This prospectus provides information about three funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"):

GVIT Small Cap Growth Fund
GVIT Small Cap Value Fund
GVIT Small Company Fund

These Funds are primarily intended:

o to offer a selection of investment options using equity investments across the small capitalization spectrum

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

Class I
Class II
Class III
Class IV*

* GVIT Small Cap Growth Fund currently does not offer Class IV shares.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with
Gartmore: Choosing a Share Class on page 20.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Funds' investment adviser, may hire, replace or terminate one or more non-affiliated subadvisers for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 13.

SECTION 1 | Gartmore GVIT Small Cap Growth Fund Summary and Performance



OBJECTIVE

The Fund seeks capital growth.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES of SMALL-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily COMMON stock, although they may include other equity securities, such as preferred stock or CONVERTIBLE SECURITIES. The Fund may also invest in equity securities of small-cap companies that are located outside the United States. The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.


The Fund consists of two SLEEVES, or portions, managed by different subadvisers. GMF is the Fund's investment adviser and selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has selected as subadvisers Oberweis Asset Management, Inc. and Waddell & Reed Investment Management Company to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other, and GMF believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.


Pursuant to the Manager-of-Managers' Order that the Trust received from the U.S. Securities and Exchange Commission, GMF may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. GMF may decide the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.

The two sleeves are each managed as follows:

OBERWEIS ASSET MANAGEMENT, INC. ("OBERWEIS") - generally seeks to invest in those companies which it considers to have above-average, long-term growth potential based on its analysis of eight factors that comprise the "Oberweis Octagon":

o extraordinarily rapid growth in revenue, particularly from internal growth instead of acquisitions
o extraordinarily rapid growth in pre-tax income and earnings per share
o reasonable price-to-earnings ratio (generally not more than one-half of the company's growth rate)
o products or services that offer the opportunity for substantial future growth
o favorable recent revenue and earnings growth trends, ideally showing acceleration
o reasonable stock price/level of sales ratio, based on underlying growth prospects and profit margins
o review of a company's financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future issues
o high stock market performance relative to stocks of other companies

These eight factors and the relative weight given to each of them will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, although any one factor could rule out, an investment in a particular company.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") - seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, including:

o aggressive or creative management
o technological or specialized expertise
o new or unique products or services
o entry into new or emerging industries

WRIMCO generally may sell a security if it determines that it no longer offers significant growth potential due to a variety of factors. WRIMCO also may sell a security to take advantage of more attractive investment opportunities or to raise cash.


The Fund may engage in frequent and active trading of its portfolio securities and may, therefore have a high portfolio turnover rate.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SMALL-CAP RISK - results from investing in stocks of smaller companies, which are the Fund's primary investments. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

SECTION 1 | Gartmore GVIT Small Cap Growth Fund Summary and Performance (CONT.)



GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



2000               -16.2%
2001               -10.8%
2002               -33.3%
2003                34.3%
2004                13.4%
2005                 8.1%


BEST QUARTER:           64.3% - 4TH QTR. OF 1999
WORST QUARTER:         -23.4% - 3RD QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:


                                                                        SINCE
                                         1 YR          5 YRS    INCEPTION (1)
--------------------------------------------------------------------------------
Class I Shares (2)                       8.09%         -0.42%           8.12%
--------------------------------------------------------------------------------
Class II Shares (3)                      7.73%         -0.68%           7.89%
--------------------------------------------------------------------------------
Class III Shares (3)                     8.00%         -0.55%           8.02%
--------------------------------------------------------------------------------
The Russell 2000(R) Growth Index (4)     4.15%          2.28%           5.28%
--------------------------------------------------------------------------------

 1 The Fund commenced operations on May 1, 1999.

 2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


 3 Returns until the creation of the Class II shares (March 7, 2002) and Class
   III shares (July 5, 2002) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II and Class III shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Gartmore:
   Short-Term Trading Fees on page 22 for more information.


 4 The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of stocks of U.S. companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

SECTION 1 | Gartmore GVIT Small Cap Growth Fund Summary and Performance (CONT.)



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which class you select.



                                    CLASS I   CLASS II   CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)              N/A         N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage
of amount redeemed) (2)                N/A         N/A      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                  0.95%       0.95%      0.95%
--------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                      None       0.25%       None
--------------------------------------------------------------------------------
    Other Expenses (3)               0.27%       0.27%      0.28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                             1.22%       1.47%      1.23%
--------------------------------------------------------------------------------


 1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

 2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
   Section 4, Investing with Gartmore: Short-Term Trading Fees on page 22.


 3 "Other Expenses" include administrative services fees which currently are 0.14%, 0.14%, and 0.15% for Class I, Class II, and Class II shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.33%, 1.58% and 1.33% for Class I, Class II and Class III shares, respectively.



EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                             1 YR     3 YRS     5 YRS    10 YRS
------------------------------------------------------------------------------
Class I                      $124      $387      $670   $1,477
------------------------------------------------------------------------------
Class II                      150       465       803    1,757
------------------------------------------------------------------------------
Class III                     125       390       676    1,489
------------------------------------------------------------------------------

SECTION 1 | Gartmore GVIT Small Cap Value Fund Summary and Performance



OBJECTIVE

The Fund seeks capital appreciation.

PRINCIPAL STRATEGIES

The Fund invests primarily in EQUITY SECURITIES (including COMMON STOCKS, preferred stocks and other CONVERTIBLE SECURITIES) issued by SMALL-CAP COMPANIES, utilizing a VALUE STYLE of investing. This means that the Fund invests in smaller companies that the portfolio managers believe have good earnings growth potential, but which the market has undervalued. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). The Fund may invest in real estate securities, including real estate investment trusts, and may invest up to 20% of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

The Fund consists of three SLEEVES, or portions, managed by different investment advisers or subadvisers. In addition to directly managing one of the sleeves, GMF is the Fund's investment adviser and selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has selected Epoch Investment Partners, Inc. and JPMorgan Investment Management Inc. as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from GMF and from each other, and GMF believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.

Pursuant to the Manager-of-Managers' Order that the Trust received from the U.S. Securities and Exchange Commission, GMF may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. GMF may decide the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.

The three sleeves are each managed as follows:

EPOCH INVESTMENT PARTNERS, INC. ("EPOCH") -- Epoch seeks to produce superior risk adjusted returns by building portfolios of "businesses" with outstanding risk/reward profiles without running a high degree of capital risk. In evaluating potential portfolio investments, Epoch focuses less on selecting securities for short-term gain. Rather, Epoch identifies businesses that are worthy of long-term investment and purchases their respective equity securities as a means of investing in such businesses. Epoch constructs a diversified portfolio across attractive sectors, limits individual holding sizes, and has a strict sell discipline with low relative portfolio turnover. In selecting securities, Epoch begins with the universe of small-cap stocks. Within this universe, Epoch determines a business' valuation and looks for companies selling at or below their determined valuation. In analyzing investments, Epoch considers the management quality, business evaluation, financial strength and other external factors.

JPMORGAN INVESTMENT MANAGEMENT INC. ("JPMORGAN") - JPMorgan uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process in managing its sleeve. It seeks to enhance returns and reduce its sleeve's volatility, as compared to U.S. small-cap companies represented in the Russell 2000(R) Value Index, by continuously screening the small company universe for those companies that exhibit favorable characteristics, such as:

o attractive valuation relative to projected earnings and dividends
o strong price-to-cash flow ratio
o positive earnings revisions
o positive price momentum

JPMorgan then ranks these companies within economic sectors and selects for purchase the companies it feels to be most attractive within each economic sector while monitoring the overall risk profile of its sleeve. Under normal market conditions, the JPMorgan sleeve will have industry sector weightings comparable to that of the Russell 2000(R) Value Index, although it may under- or over-weight selected sectors. The stock of a company that exceeds the small-cap capitalization range generally becomes a candidate for sale.

GARTMORE MUTUAL FUND CAPITAL TRUST ("GMF") - GMF looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. This sleeve focuses on securities that exhibit some or all of the following characteristics:

o attractive valuation and near-term strength of business (e.g., based on estimated revisions and earnings surprises)
o long-term growth prospects of the company and its industry
o level of duress a company is experiencing
o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value
o quality of earnings

GMF considers selling a security in its sleeve when:

o a company's market capitalization exceeds the benchmark capitalization range
o long-term growth prospects deteriorate
o more compelling investment values are identified
o near-term reported or pre-announced earnings are disappointing and recurring
o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target

SECTION 1 | Gartmore GVIT Small Cap Value Fund Summary and Performance (CONT.)



Therefore, the Fund may engage in frequent and active trading of its portfolio securities and may, therefore have a high portfolio turnover rate.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments -- and therefore, the value of Fund shares -- may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SMALL-CAP RISK - results from investing in stocks of smaller companies, which are the Fund's primary investments. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1998               -3.1%
1999               27.8%
2000               11.2%
2001               28.3%
2002              -27.2%
2003               56.9%
2004               17.3%
2005                3.1%


BEST QUARTER:           29.4% - 2ND QTR. OF 1999
WORST QUARTER:         -26.3% - 3RD QTR. OF 1998

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:


                                                                    SINCE
                                  1 YR           5 YRS      INCEPTION (1)
--------------------------------------------------------------------------------
Class I Shares (2)               3.07%          12.12%             11.33%
--------------------------------------------------------------------------------
Class II Shares (3)              2.78%          11.87%             11.08%
--------------------------------------------------------------------------------
Class III Shares (3)             3.06%          12.16%             11.35%
--------------------------------------------------------------------------------
Class IV Shares (3)              3.07%          12.12%             11.33%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index (4)  4.71%          13.55%             10.34%
--------------------------------------------------------------------------------

 1 The Fund commenced operations on October 31, 1997. From inception to February
   5, 2001, The Dreyfus Corporation managed the Fund alone. From February 5, 2001 until October 1, 2003, GMF and Dreyfus managed the Fund together. Beginning October 1, 2003, JPMorgan was added as a Fund subadviser. On September 19, 2005, Dreyfus was terminated as a subadviser and Epoch was added as a new subadviser to the Fund.

 2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

 3 Returns until the creation of the Class II shares (May 6, 2002), Class III shares (May 3, 2002) and Class IV shares (April 28, 2003) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II, Class III and Class IV shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 22 for more information.

 4 The Russell 2000(R) Value Index measures the performance of stocks of U.S.
   companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

SECTION 1 | Gartmore GVIT Small Cap Value Fund Summary and Performance (CONT.)



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which class you select.



                                 CLASS I   CLASS II   CLASS III   CLASS IV
-------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)            N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed) (2)                        N/A        N/A       1.00%       N/A
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
-------------------------------------------------------------------------------
    Management Fees                0.86%      0.86%       0.86%     0.86%
-------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                    None      0.25%        None      None
-------------------------------------------------------------------------------
    Other Expenses (3)             0.26%      0.26%       0.26%     0.26%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                           1.12%      1.37%       1.12%     1.12%
-------------------------------------------------------------------------------


 1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

 2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
   Section 4, Investing with Gartmore: Short-Term Trading Fees on page 22.


 3 "Other Expenses" include administrative services fees which currently are 0.14% for all share classes but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares and 0.20% with respect to Class IV shares. The full amounts in administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.23%, 1.48%, 1.23% and 1.18% for Class I, Class II, Class III and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                            1 YR     3 YRS     5 YRS    10 YRS
-------------------------------------------------------------------
Class I                      $114      $356      $617   $1,363
-------------------------------------------------------------------
Class II                      139       434       750    1,646
-------------------------------------------------------------------
Class III                     114       356       617    1,363
-------------------------------------------------------------------
Class IV                      114       356       617    1,363
-------------------------------------------------------------------

SECTION 1 | Gartmore GVIT Small Company Fund Summary and Performance



OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES of SMALL-CAP COMPANIES. Equity securities in which the Fund invests are primarily COMMON STOCK, although they may include other equity securities, such as preferred stock or CONVERTIBLE SECURITIES. The Fund may also invest in equity securities of small-cap companies that are located outside the United States. Small-cap companies located outside the United States are those whose MARKET CAPITALIZATIONS are similar to those companies listed in the Morgan Stanley Capital International ("MSCI") Developed Countries Europe, Australasia and Far East ("EAFE") Small Cap Index. The Fund may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities, primarily through ownership of depository receipts.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

The Fund consists of seven SLEEVES, or portions, managed by different investment advisers or subadvisers. Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, directly manages one of the sleeves, selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has selected as subadvisers American Century Investment Management, Inc., Franklin Portfolio Associates, LLC, Gartmore Global Partners, Morgan Stanley Investment Management Inc., Neuberger Berman Management Inc. and Waddell & Reed Investment Management Company to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from GMF and from each other, and GMF believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.

Pursuant to the Manager-of-Managers' Order that the Trust received from the U.S. Securities and Exchange Commission, GMF may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. GMF may decide the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.

The seven sleeves are each managed as follows:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") - uses quantitative management techniques in two steps. First, using a computer model to measure stock value and growth potential, American Century ranks stocks of companies from most attractive to least attractive. In measuring value, the portfolio managers use, among others:

o ratio of current market price to book value
o ratio of current market price to cash flow

In measuring growth potential, the portfolio managers use, among others:

o rate of earnings growth
o changes in earnings estimates

In the second step, American Century engages in portfolio optimization, using a computer to build an overall portfolio of stocks that pass the first step and which American Century believes will provide the optimal balance between risk and expected return in seeking returns that exceed the Fund's benchmark without assuming additional risk. The portfolio managers do not attempt to time the market, and remain fully invested despite short-term market movements.

American Century generally sells stocks from its portion of the fund when it believes:


o a stock becomes too expensive relative to other stock opportunities;
o a stock's risk parameters outweigh its return opportunity;
o more attractive alternatives are identified; or
o specific events alter a stock's prospects.

FRANKLIN PORTFOLIO ASSOCIATES, LLP ("FRANKLIN") -uses a "bottom-up" core approach, investing in a portfolio of stocks that exhibit characteristics of growth or value using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on: (1) fundamental momentum, which means the measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises; (2) relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe; (3) long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons; and (4) additional factors, such as technical factors, trading by company insiders or share issuance/buy-back data. Next, through a "bottom-up" approach, the portfolio managers will focus on stock selection as opposed to making proactive decisions about industry or sector exposure. Over time, the portfolio managers will attempt to construct a portfolio that has exposure to industries and market capitalizations that is generally similar to the portfolio's benchmark. Finally, within each sector, Franklin will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive. The capitalization size of a stock may not be a criterion for selling.

GARTMORE GLOBAL PARTNERS ("GGP") - invests its sleeve in equity securities of small-cap companies headquartered or domiciled, or whose principal business functions are located, outside the United States. GGP selects regions, countries and companies it believes have the potential for unexpected growth.

GGP looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. Its portfolio managers conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus. The capitalization size of a stock may not be a criterion for selling.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM") - the managers seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manger studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN") - looks for undervalued small-cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:

o above-average returns
o an established market niche
o circumstances that would make it difficult for new competitors to enter the market
o the ability of the companies to finance their own growth
o sound future business prospects

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the portfolio managers may emphasize certain sectors that they believe will benefit from market or economic trends. The portfolio managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") - seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

o aggressive or creative management
o technological or specialized expertise
o new or unique products or services
o entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to take advantage of more attractive investment opportunities or to raise cash.

GARTMORE MUTUAL FUND CAPITAL TRUST ("GMF") - In the sleeve managed directly by GMF, it looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. This sleeve focuses on securities that exhibit some or all of the following characteristics:

o attractive valuation and near-term strength of business (e.g., based on estimated revisions and earnings surprises)
o long-term growth prospects of the company and its industry
o level of duress a company is experiencing
o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value
o quality of earnings

GMF considers selling a security in its sleeve when:


o a company's market capitalization exceeds the benchmark capitalization range
o long-term growth prospects deteriorate
o more compelling investment values are identified
o near-term reported or pre-announced earnings are disappointing and recurring, or
o the stock attains full valuation relative to stocks of similar companies or reaches the portfolio management team's price target

The Fund may engage in frequent and active trading of its portfolio securities and may, therefore have a high portfolio turnover rate.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SMALL-CAP RISK - results from investing in stocks of smaller companies, which are the Fund's primary investments. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

CONVERTIBLE SECURITIES RISK - results because a portion of a convertible security's value is based on the value of the underlying common stock. Convertible securities are subject to some stock market risk.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES (1)



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1997                 -17.4%
1998                   1.0%
1999                  44.0%
2000                   8.9%
2001                  -6.7%
2002                 -17.3%
2003                  41.0%
2004                  19.0%
2005                  12.3%



BEST QUARTER:           31.3% - 4TH QTR. OF 1999
WORST QUARTER:         -19.3% - 3RD QTR. OF 1998

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005:


                                1 YR         5 YRS         10 YRS
--------------------------------------------------------------------------
Class I Shares (2)            12.32%          7.77%        12.75%
--------------------------------------------------------------------------
Class II Shares (3)           12.01%          7.52%        12.47%
--------------------------------------------------------------------------
Class III Shares (3)          12.31%          7.79%        12.76%
--------------------------------------------------------------------------
Class IV Shares (3)           12.32%          7.77%        12.75%
--------------------------------------------------------------------------
Russell 2000(R) Index (4)      4.55%          8.22%         9.26%
--------------------------------------------------------------------------

(1) The Fund commenced operations on October 23, 1995. On
    May 1, 2006, The Dreyfus Corporation was terminated as a subadviser and Franklin was added as a new subadviser to the Fund.

(2) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(3) Returns until the creation of the Class II shares (March 5, 2002), Class III shares (July 1, 2002) and Class IV shares (April 28, 2003) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II, Class III and Class IV shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Gartmore: Short-Term Trading Fees on page 22 for more information.

(4) The Russell 2000(R) Index is an unmanaged index that measures the p erformance of stocks of small-capitalization U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which class you select.


                                  CLASS I   CLASS II  CLASS III   CLASS IV
-------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)             N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed) (2)                         N/A        N/A      1.00%        N/A
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
-------------------------------------------------------------------------------
    Management Fees                 0.93%      0.93%     0.93%       0.93%
-------------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees                    None       0.25%     None        None
-------------------------------------------------------------------------------
    Other Expenses (3)              0.27%      0.26%    0.28%        0.26%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                            1.20%      1.44%    1.21%        1.19%
-------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
    Section 4, Investing with Gartmore: Short-Term Trading Fees on page 22.


(3) "Other Expenses" include administrative services fees which currently are 0.15%, 0.14%, 0.16%, and 0.14% for Class I, Class II, Class III, and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares and 0.20% with respect to Class IV shares. The full amounts in administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.30%, 1.55%, 1.30% and 1.25% for Class I, Class II, Class III and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                            1 YR     3 YRS     5 YRS    10 YRS
--------------------------------------------------------------
Class I                      $122      $381      $660   $1,455
--------------------------------------------------------------
Class II                      147       456       787    1,724
--------------------------------------------------------------
Class III                     123       384       665    1,466
--------------------------------------------------------------
Class IV                      121       378       654    1,443
--------------------------------------------------------------

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMODITY-LINKED DERIVATIVES - investments that are linked to, and therefore provide exposure to, the investment returns of physical assets that trade in the commodities markets without actually investing in such physical assets themselves.

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

SLEEVE - represents the specific portion of a Fund that is managed by one particular investment adviser or subadviser.

SMALL-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that management believes to be temporary.

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS


INVESTMENT TECHNIQUES AND RISKS

CONVERTIBLE SECURITIES - each of the Funds may invest in debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEPOSITARY RECEIPTS - each of the Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts (`'EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


DERIVATIVES - each of the Funds may invest in derivatives, which are contracts with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations
o their use may reduce liquidity and make the Fund harder to value, especially in declining markets
o the Fund may suffer disproportionately heavy losses relative to the amount invested
o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives

FOREIGN SECURITIES RISK - each of the Funds may invest in foreign securities which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o political and economic instability
o the impact of currency exchange rate fluctuations
o reduced information about issuers
o higher transaction costs
o less stringent regulatory and accounting standards
o delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

PORTFOLIO TURNOVER - each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

PREFERRED STOCK - each of the Funds may invest in a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock and would be subject to the risks attendant to convertible securities.


SECURITIES LENDING - each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.

SMALL-CAP RISK - each of the Funds invest in stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap or mid-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

STOCK MARKET RISK - each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o corporate earnings
o production
o management
o sales
o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS - each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o short-term U.S. government securities
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks
o prime quality commercial paper
o repurchase agreements covering any of the securities in which the Fund may invest directly
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


WARRANTS - each of the Funds may invest in warrants, which are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").

SECTION 3 | Fund Management



INVESTMENT ADVISER


Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also determines the allocation of Fund assets among the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund and currently does so as GMF manages a "sleeve" of each of the GVIT Small Company and GVIT Small Cap Value Funds. GMF was organized in 1999 and manages mutual fund assets.

GMF is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees (including fees paid to the subadvisers), paid by each of the Funds for the fiscal year ended December 31, 2005 -- expressed as a percentage of each Fund's average daily net assets -- was as follows:


FUND                                                       FEE
-----------------------------------------------------------------------------
GVIT Small Cap Growth Fund                               0.95%
-----------------------------------------------------------------------------
GVIT Small Cap Value Fund                                0.86%
-----------------------------------------------------------------------------
GVIT Small Company Fund                                  0.93%
-----------------------------------------------------------------------------


A discussion regarding the basis for the Board of Trustees' annual reapproval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.


MULTI-MANAGER STRUCTURE


GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers (excluding hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with approval of the Funds' Board of Trustee but without shareholder approval. If a new non-affiliated subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF performs the following oversight and evaluation services to the Funds:

o initial due diligence on prospective Fund subadvisers
o monitoring subadvisers performance including ongoing analysis, as well as periodic consultations
o communicating performance expectations and evaluations to the subadvisers
o recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract

GMF does not expect to recommend frequent changes of subadvisers, however, GMF will periodically provide written reports regarding the results of its evaluation and monitoring functions to the Board of Trustees. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


Subject to the supervision of GMF and the Trustees, a subadviser manages all or a sleeve of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the sleeve, I.E., portion, of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

SUBADVISERS

GVIT SMALL CAP GROWTH FUND: GMF has selected two subadvisers, each of whom will manage a sleeve of the Fund's portfolio. GMF paid each of the Fund's then-current subadvisers an annual subadvisory fee for the fiscal year ended December 31, 2005, in an amount equal to 0.60% of the Fund's average daily net assets that were managed by that subadviser. The current GVIT Small Cap Growth Fund's subadvisers are:

OBERWEIS ASSET MANAGEMENT, INC.
WADDELL & REED INVESTMENT
 MANAGEMENT COMPANY

GVIT SMALL CAP VALUE FUND: GMF has selected two subadvisers, each of whom manages a sleeve of the Fund's portfolio. In addition, GMF manages a sleeve of the Fund itself. The GVIT Small Cap Value Fund's subadvisers are:

EPOCH INVESTMENT PARTNERS, INC.
JPMORGAN INVESTMENT MANAGEMENT INC.

Under the Subadvisory Agreement, the annual fee payable by GMF to Epoch (as a percentage of the Fund's average daily net assets) is 0.50% of the assets managed by Epoch up to $200 million and 0.45% of the assets managed by Epoch of $200 million and more.

For the fiscal year ended December 31, 2005, GMF paid The Dreyfus Corporation, who was replaced by Epoch, a fee based on the Fund's average daily net assets that were managed by Dreyfus, of 0.46%. Effective September 19, 2005, Dreyfus was terminated as a Fund subadviser and replaced by Epoch.


For the fiscal year ended December 31, 2005, GMF paid JPMorgan Investment Management Inc. a fee based on the Fund's average daily net assets that were managed by JP Morgan Investment Management, Inc. of 0.46%.

GVIT SMALL COMPANY FUND: GMF has selected six subadvisers, each of whom will manage a sleeve of the Fund's portfolio. In addition, GMF manages a sleeve of the Fund itself. GMF paid each of the Fund's then-current subadvisers an annual subadvisory fee for the fiscal year ended December 31, 2005, in an amount equal to 0.60% of the Fund's average daily net assets that were managed by that subadviser. The current GVIT Small Company Fund's subadvisers are:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
FRANKLIN PORTFOLIO ASSOCIATES, LLC
GARTMORE GLOBAL PARTNERS
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
NEUBERGER BERMAN MANAGEMENT INC.
WADDELL & REED INVESTMENT MANAGEMENT COMPANY

For the fiscal year ended December 31, 2005, GMF paid The Dreyfus Corporation, who was replaced by Franklin, a fee based on the Fund's average daily net assets that were managed by Dreyfus, of 0.60%. Effective May 1, 2006, Dreyfus was terminated as a Fund subadviser.

PORTFOLIO MANAGERS

GVIT SMALL CAP GROWTH FUND PORTFOLIO MANAGER:

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO"): is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for portions of the GVIT Small Cap Growth Fund. Mark G. Seferovich and Kenneth McQuade are responsible for the day-to-day management of portions of the GVIT Small Cap Growth Fund, managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. McQuade is a Vice President of WRIMCO. Mr. McQuade served as assistant portfolio manger and/or analyst of investment companies managed by WRIMCO since 1997.

GVIT SMALL CAP VALUE FUND PORTFOLIO MANAGERS

EPOCH INVESTMENT PARTNERS, INC. ("EPOCH"): is the subadviser for a portion of the GVIT Small Cap Value Fund. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019. The primary portfolio managers for the portion of the GVIT Small Cap Value Fund managed by Epoch are William W. Priest, David N. Pearl and Joseph W. Donaldson. Mr. Priest is the Chief Executive Officer, Chief Investment Officer and the co-founder of Epoch. Prior to co-founding Epoch in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC ("Steinberg Priest") from March 2001 to April 2004. Prior to that time, Mr. Priest was Chairman, Managing Director and a Portfolio Manager at Credit Suisse Asset Management, LLC ("CSAM") from May 2000 to March 2001; Chief Executive Officer, Chairman of the Management Committee, Managing Director and Portfolio Manager at CSAM from January 1998 to April 2000; and prior to that CEO and portfolio manager of predecessor BEA Associates from 1989 to 1998. Mr. Priest's role with respect to managing the Fund is that of Epoch's Chief Investment Officer overseeing strategy and risk management.


Mr. Pearl joined Epoch in April 2004 and is a Managing Director and Portfolio Manager. From June 2001 to April 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. From 1997 to June 2001, Mr. Pearl held a similar portfolio management position at ING Furman Selz Asset Management, where he was responsible for institutional and private client assets. Mr. Pearl's role with respect to managing the Fund is as lead portfolio manager.


Mr. Donaldson joined Epoch in September 2004 and is a Managing Director, Portfolio Manager and Analyst. From October 2001 to September 2004, Mr. Donaldson was a Managing Director, U.S. Equities, at Steinberg Priest where he functioned as a senior analyst with broad responsibility including expertise in both Business and Healthcare Services. From March 1998 to October 2001, Mr. Donaldson was a Senior Analyst at First Manhattan Company. Mr. Donaldson's role with respect to managing the Fund is as associate portfolio manager and senior analyst.

JPMORGAN INVESTMENT MANAGEMENT INC. ("JPMORGAN"): 522 Fifth Avenue, New York, NY 10036, an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company, is the subadviser for a portion of the GVIT Small Cap Value Fund. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. JPMorgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. Christopher T. Blum, CFA, and Dennis S. Ruhl, CFA, are the primary portfolio managers for the portion of the GVIT Small Cap Value Fund managed by JPMorgan. Mr. Blum is a Managing Director at JPMorgan, having rejoined the firm in 2001. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years at JPMorgan where he focused on structured small-cap core and small-cap value accounts. Mr. Ruhl is also a Vice President at JPMorgan, where he has worked since 1999. Prior to assuming responsibilities for managing small-cap accounts, Mr. Ruhl focused on business development and quantitative research, with a special focus on trading research.

GARTMORE MUTUAL FUND CAPITAL TRUST ("GMF"): Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the GVIT Small Cap Value Fund, including the selection of the Fund's investments. William Gerlach, CFA, and Charles Purcell, CFA, assist Mr. Haubold in the management of the Fund.

Mr. Haubold currently also manages the Gartmore Small Cap Fund, Gartmore Small Cap Leaders Fund, Gartmore Nationwide Leaders Fund and Gartmore GVIT Nationwide Leaders Fund and co-manages the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund. Mr. Haubold joined GMF in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. Between 1997 and 2000, he was senior portfolio manager on several small, mid, and large-cap funds at Pilgrim Baxter & Associates. Prior to Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller Anderson & Sherrard, LLP, which is now part of Morgan Stanley Asset Investment Management. Mr. Haubold has over 20 years investment management experience.

Mr. Gerlach joined GMF in December 2003 and manages the Gartmore Small Cap Fund and the Gartmore Global Natural Resources Fund. From 1991 until he joined GMF, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He was team leader for Mid and Small Cap Equity, managing core and value investment styles.

Mr. Purcell joined GMF in December 2003 and manages the Gartmore Small Cap Fund. From 1994 until 2003, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY"): 4500 Main Street, Kansas City, Missouri. American Century is a subadviser for a portion of the GVIT Small Company Fund. American Century was formed in 1958. American Century uses a team of portfolio managers, assistant portfolio managers and analysts to manage a portion of the GVIT Small Company Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund's investment objectives and strategy. The portfolio managers on the investment team for the GVIT Small Company Fund are: William Martin, Wilhelmine von Turk and Thomas P Vaiana. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team since June 1997. He joined American Century in 1989 and he became a portfolio manager in April 1991. He is a CFA charterholder. Ms. von Turk, Vice President and Portfolio Manager, has been a member of the team since July 1998. She joined American Century in November 1995 and became a Portfolio Manager in February 2000. She is a CFA charterholder. Mr. Vaiana, Portfolio Manager, has been a member of the team since 2004. He joined American Century in February 1997, and became a portfolio manager in August 2000.

FRANKLIN PORTFOLIO ASSOCIATES, LLP ("FRANKLIN"): One Boston Place, 29th Floor, Boston, Massachusetts 02108. Franklin is the subadviser for a portion of the GVIT Small Company Fund. The primary portfolio managers for the portion of the GVIT Small Company Fund's portfolio managed by Franklin is a committee of portfolio managers that comprise the Smallcap Team of Franklin. The committee members are John C. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom are also employees of Franklin and will manage the Fund in that capacity. Mr. Cone is Chief Executive Officer, President and a Senior Portfolio Manager of Franklin Portfolio Associates where he has been employed since its inception in 1982. Mr. Buckley is a Senior Vice President and Senior Portfolio Manager of Franklin Portfolio Associates which he joined in 2000. Mr. Garvin is a Senior Vice President and Senior Portfolio Manager of Franklin Portfolio Associates which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford is a Vice President and Portfolio Manager of Franklin Portfolio Associates which she joined in 2000.

There are no limitations on the role of a committee member with respect to making investment decisions for the portfolio.


GARTMORE GLOBAL PARTNERS ("GGP"): an affiliate of GMF, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is a subadviser for a portion of the GVIT Small Company Fund. The GGP portion of the GVIT Small Cap Company Fund is managed by the Quantitative Strategies Team, with Michael J. Gleason and Luke A. Smith responsible for day-to-day portfolio management. Mr. Gleason is Head of Quantitative Strategies and joined GGP in 2001 from Putnam Investments. Prior to joining the company, he was a quantitative analyst with Putnam Investments in Boston from 1999 to 2001 and 1995 to 1998. He was previously a Principal in the Advanced Research Center at State Street Global Advisors in Boston between 1998 and 1999. Mr. Smith is a Senior Portfolio Manager and joined GGP in 2003 from Putnam Investments. He also has earned his CFA.


GARTMORE MUTUAL FUND CAPITAL TRUST ("GMF"): Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the GVIT Small Company Fund, including the selection of the Fund's investments. William Gerlach, CFA, and Charles Purcell, CFA, assist Mr. Haubold in the management of the Fund.

Mr. Haubold currently also manages the Gartmore Small Cap Fund, Gartmore Small Cap Leaders Fund, Gartmore Nationwide Leaders Fund and Gartmore GVIT Nationwide Leaders Fund and co-manages the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund. Mr. Haubold joined GMF in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. Between 1997 and 2000, he was senior portfolio manager on several small, mid, and large-cap funds at Pilgrim Baxter & Associates. Prior to Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller Anderson & Sherrard, LLP, which is now part of Morgan Stanley Asset Investment Management. Mr. Haubold has over 20 years investment management experience.

Mr. Gerlach joined GMF in December 2003 and manages the Gartmore Small Cap Fund and the Gartmore Global Natural Resources Fund. From 1991 until he joined GMF, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He was team leader for Mid and Small Cap Equity, managing core and value investment styles.


Mr. Purcell joined GMF in December 2003 and manages the Gartmore Small Cap Fund. From 1994 until 2003, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM"): with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Fund's assets are managed within the U.S. Growth Team. Current members of the team include Dennis Lynch and David Cohen, Managing Directors, Sam Chainani, an Executive Director, and Alexander Norton, an Executive Director. Although the team works collaboratively with each member being responsible for the day to day management of his particular portion of the sleeve managed by MSIM, to the extent there's a lead portfolio manager, it is Dennis Lynch.

NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN"): is the subadviser for a portion of the GVIT Small Company Fund. It has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman is a member firm of the NYSE and other principal exchanges and Neuberger Berman or its affiliates act as the Funds' primary broker in the purchase and sale of securities for the portion of the Funds' portfolio managed by Neuberger Berman. Neuberger Berman is an indirect wholly owned subsidiary of Lehman Brothers Holdings Inc. Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D'Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman's subadvisory activities for the GVIT Small Company Fund. Ms. Vale and Mr. D'Alelio also have primary responsibility for the day-to-day management of the Neuberger Berman Genesis Portfolio.

OBERWEIS ASSET MANAGEMENT, INC. ("OAM"): 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, is the subadviser to a portion of the GVIT Small Cap Growth Fund. OAM offers investment advice to institutions and individual investors regarding a broad range of investment products and serves as subadviser to other mutual funds. OAM was formed in 1989. James W. Oberweis is responsible for the day-to-day management of OAM's portion of the Fund. Mr. Oberweis has served as portfolio manager of investment companies managed by OAM since 1996.

In addition, Mr. Oberweis, a holder of the Charter Financial Analyst designation and MBA recipient from the University of Chicago, is the President and a director and controlling shareholder of OAM.


WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO"): is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for a portion of the GVIT Small Company Fund. Mark G. Seferovich and Kenneth McQuade are responsible for the day-to-day management of portions of the GVIT Small Company Fund, managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. McQuade is a Vice President of WRIMCO. Mr. McQuade served as assistant portfolio manger and/or analyst of investment companies managed by WRIMCO since 1997.

ADDITIONAL INFORMATION ABOUT THE
PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

SECTION 4 | Investing with Gartmore



CHOOSING A SHARE CLASS

Shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II shares.

Class IV shares of the GVIT Small Cap and GVIT Small Company Funds will be sold to certain separate accounts of

o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) ("NLICA")
o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) ("NLACA")

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc. ("GDSI").

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not determine NAV on the following days:

o New Year's Day
o Martin Luther King, Jr. Day
o Presidents' Day
o Good Friday
o Memorial Day
o Independence Day
o Labor Day
o Thanksgiving Day
o Christmas Day
o Other days when the New York Stock Exchange is closed

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of Funds within a short time period) may:

o disrupt portfolio management strategies,
o increase brokerage and other transaction costs
o negatively affect Fund performance for all variable insurance contract owners indirectly investing in a Fund

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds (such as these Funds) that hold significant investments in investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAV that does not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below.


MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide Separate Accounts prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult your own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and will apply the short-term trading restrictions uniformly to all such trades that the Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading

o reject transactions that violate a Fund's excessive trading policies or its exchange limits

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Class III shares were created with short-term trading fees specifically for use with newer variable insurance contracts where state law may have prevented the application of new fees to variable insurance contracts that had already been issued. Accordingly, the Funds uniformly will assess a short-term trading fee uniformly on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III shares for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;
o variable insurance contract withdrawals or loans, including required minimum distributions;
o redemptions due to the movement of funds at annuitization of a variable insurance contract; or resulting from the death of a variable insurance contract owner


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the Funds' distributor for expenses associated with: (1) distributing and selling Class II shares of a Fund and (2) providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum fee of 0.25% with respect to Class I, Class II and Class III shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING

GMF and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer sub-accounts in the Funds as underlying investment options in variable annuity contracts; and
o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such options.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or distribution related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payment is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract sub-accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o GDSI and other affiliates of the Adviser;
o broker-dealers and other financial intermediaries that sell such variable insurance contracts; and
o insurance companies that include shares of the Funds as underlying sub-account options.

Payments must be based on current or past sales of sub-accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific sub-accounts representing shares of a Fund to you instead of recommending options offered by competing sub-account providers or insurance companies
o sell shares of a Fund to you instead of shares of funds offered by competing fund families

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts that feature sub-accounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of Gartmore) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

SECTION 5 | Distributions and Taxes



DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Funds' net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Funds. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.


Please refer to the SAI for more information regarding the tax treatment of the Funds.

SECTION 6 | GVIT Small Cap Growth Fund Financial Highlights



The financial highlights table is intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in its annual report, which is available upon request.



                                                          INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------------------------------------------


                                                                      Net
                                                             Realized and
SELECTED DATA                       Net Asset           Net    Unrealized
FOR EACH SHARE                         Value,    Investment         Gains       Total from      Net Asset
OF CAPITAL                          Beginning        Income   (Losses) on       Investment     Value, End        Total
OUTSTANDING                         of Period        (Loss)   Investments       Activities         Period       Return
----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)       $16.24       (0.07)          (1.69)          (1.76)         $14.48      (10.84%)
Year Ended December 31, 2002           $14.48       (0.11)          (4.71)          (4.82)          $9.66      (33.29%)
Year Ended December 31, 2003            $9.66       (0.11)           3.42            3.31          $12.97       34.27%
Year Ended December 31, 2004           $12.97       (0.12)           1.86            1.74          $14.71       13.42%
Year Ended December 31, 2005           $14.71       (0.13)           1.32            1.19          $15.90        8.09%
----------------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (d)     $13.59       (0.04)          (3.92)          (3.96)          $9.63   (29.14%)(f)
Year Ended December 31, 2003            $9.63       (0.09)           3.37            3.28          $12.91       34.06%
Year Ended December 31, 2004           $12.91       (0.12)           1.82            1.70          $14.61       13.17%
Year Ended December 31, 2005           $14.61       (0.14)           1.27            1.13          $15.74        7.73%
----------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2002 (e)     $10.95       (0.04)          (1.29)          (1.33)          $9.62   (12.15%)(f)
Year Ended December 31, 2003            $9.62       (0.05)           3.33            3.28          $12.90       34.10%
Year Ended December 31, 2004           $12.90       (0.14)           1.87            1.73          $14.63       13.41%
Year Ended December 31, 2005           $14.63       (0.14)           1.31            1.17          $15.80        8.00%
----------------------------------------------------------------------------------------------------------------------------




                                                                      RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ratio of Net
                                                                                    Ratio of        Investment
                                                               Ratio of Net        Expenses     Income (Loss)
                                                                 Investment        (Prior to         (Prior to
SELECTED DATA                       Net Asset      Ratio of          Income       Reimburse-        Reimburse-
FOR EACH SHARE                         at End      Expenses       (Loss) to        ments) to         ments) to
OF CAPITAL                          of Period    to Average         Average      Average Net       Average Net       Portfolio
OUTSTANDING                            (000s)    Net Assets      Net Assets       Assets (a)        Assets (a)    Turnover (b)
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (c)      $143,982         1.30%         (0.65%)            1.43%           (0.78%)        124.61%
Year Ended December 31, 2002          $100,308         1.35%         (1.03%)            1.35%           (1.03%)        165.97%
Year Ended December 31, 2003          $156,978         1.34%         (1.03%)              (h)               (h)        121.69%
Year Ended December 31, 2004          $156,535         1.21%         (0.90%)              (h)               (h)        112.22%
Year Ended December 31, 2005          $141,684         1.22%         (0.83%)              (h)               (h)         58.28%
------------------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (d)      $1,652      1.63%(g)      (1.33%)(g)              (h)               (h)        165.97%
Year Ended December 31, 2003            $8,842         1.59%         (1.29%)              (h)               (h)        121.69%
Year Ended December 31, 2004           $15,917         1.47%         (1.16%)              (h)               (h)        112.22%
Year Ended December 31, 2005           $19,521         1.46%         (1.08%)              (h)               (h)         58.28%
------------------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2002 (e)         $17      1.27%(g)      (0.94%)(g)              (h)               (h)        165.97%
Year Ended December 31, 2003              $978         1.34%         (1.04%)              (h)               (h)        121.69%
Year Ended December 31, 2004              $996         1.21%         (0.91%)              (h)               (h)        112.22%
Year Ended December 31, 2005              $833         1.23%         (0.84%)              (h)               (h)         58.28%
------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d) For the period from March 7, 2002 (commencement of operations) through December 31, 2002.
(e) For the period from July 5, 2002 (commencement of operations) through December 31, 2002.
(f) Not annualized.
(g) Annualized.
(h) There were no fee reductions during the period.

SECTION 6 | GVIT Small Cap Value Fund Financial Highlights



                                                          INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------


                                                                        Net
                                                               Realized and
SELECTED DATA                      Net Asset           Net       Unrealized
FOR EACH SHARE                        Value,    Investment            Gains    Total from
OF CAPITAL                         Beginning        Income      (Losses) on    Investment
OUTSTANDING                        of Period        (Loss)      Investments    Activities
-------------------------------------------------------------------------------------------

CLASS I SHARES
Year Ended December 31, 2001 (c)       $8.70            --             2.44          2.44
Year Ended December 31, 2002          $10.36            --            (2.78)        (2.78)
Year Ended December 31, 2003           $7.37         (0.02)            4.21          4.19
Year Ended December 31, 2004          $11.56         (0.01)            2.01          2.00
Year Ended December 31, 2005          $12.62          0.03             0.35          0.38
-------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (d)    $10.26            --            (2.68)        (2.68)
Year Ended December 31, 2003 (e)       $7.37         (0.04)            4.20          4.16
Year Ended December 31, 2004          $11.53         (0.03)            1.99          1.96
Year Ended December 31, 2005          $12.55         (0.02)            0.36          0.34
-------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2002 (f)    $10.48            --            (2.89)        (2.89)
Year Ended December 31, 2003 (e)       $7.38         (0.01)            4.20          4.19
Year Ended December 31, 2004          $11.57         (0.01)            2.02          2.01
Year Ended December 31, 2005          $12.64          0.03             0.35          0.38
-------------------------------------------------------------------------------------------

CLASS IV SHARES
Period Ended December 31, 2003 (g)     $7.49         (0.01)            4.08          4.07
Year Ended December 31, 2004          $11.56         (0.01)            2.01          2.00
Year Ended December 31, 2005          $12.62          0.03             0.35          0.38
-------------------------------------------------------------------------------------------






                                   DISTRIBUTIONS
--------------------------------------------------------------------------------




SELECTED DATA                                            Net
FOR EACH SHARE                             Net      Realized
OF CAPITAL                          Investment         Gains             Total
OUTSTANDING                             Income      (Losses)     Distributions
--------------------------------------------------------------------------------

CLASS I SHARES
Year Ended December 31, 2001 (c)            --         (0.78)            (0.78)
Year Ended December 31, 2002                --         (0.21)            (0.21)
Year Ended December 31, 2003                --            --                --
Year Ended December 31, 2004              --(h)        (0.94)            (0.94)
Year Ended December 31, 2005             (0.01)        (1.46)            (1.47)
--------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (d)          --         (0.21)            (0.21)
Year Ended December 31, 2003 (e)            --            --                --
Year Ended December 31, 2004                --         (0.94)            (0.94)
Year Ended December 31, 2005              --(h)        (1.46)            (1.46)
--------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2002 (f)          --         (0.21)            (0.21)
Year Ended December 31, 2003 (e)            --            --                --
Year Ended December 31, 2004              --(h)        (0.94)            (0.94)
Year Ended December 31, 2005             (0.01)        (1.46)            (1.47)
--------------------------------------------------------------------------------

CLASS IV SHARES
Period Ended December 31, 2003 (g)          --            --                --
Year Ended December 31, 2004              --(h)        (0.94)            (0.94)
Year Ended December 31, 2005             (0.01)        (1.46)            (1.47)
--------------------------------------------------------------------------------




---------------------------------------------------------------------------




SELECTED DATA                      Net Asset                 Net Assets
FOR EACH SHARE                        Value,                     at End
OF CAPITAL                            End of        Total     of Period
OUTSTANDING                           Period       Return        (000s)
---------------------------------------------------------------------------

CLASS I SHARES
Year Ended December 31, 2001 (c)      $10.36       28.28%      $697,860
Year Ended December 31, 2002           $7.37      (27.16%)     $467,165
Year Ended December 31, 2003          $11.56       56.85%      $715,099
Year Ended December 31, 2004          $12.62       17.30%      $754,412
Year Ended December 31, 2005          $11.53        3.07%      $634,107
---------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (d)     $7.37  (26.46%)(i)        $1,472
Year Ended December 31, 2003 (e)      $11.53       56.45%       $18,446
Year Ended December 31, 2004          $12.55       17.00%       $41,804
Year Ended December 31, 2005          $11.43        2.78%       $44,096
---------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2002 (f)     $7.38  (27.88%)(i)           $63
Year Ended December 31, 2003 (e)      $11.57       56.78%        $2,568
Year Ended December 31, 2004          $12.64       17.37%        $2,029
Year Ended December 31, 2005          $11.55        3.06%        $1,445
---------------------------------------------------------------------------

CLASS IV SHARES
Period Ended December 31, 2003 (g)    $11.56    54.34%(i)       $53,826
Year Ended December 31, 2004          $12.62       17.30%       $58,521
Year Ended December 31, 2005          $11.53        3.07%       $52,727
---------------------------------------------------------------------------



                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net
                                                          Ratio         Ratio of        Investment
                                                          of Net        Expenses     Income (Loss)
                                                      Investment       (Prior to         (Prior to
SELECTED DATA                           Ratio of          Income      Reimburse-        Reimburse-
FOR EACH SHARE                          Expenses       (Loss) to       ments) to         ments) to
OF CAPITAL                            to Average         Average     Average Net       Average Net       Portfolio
OUTSTANDING                           Net Assets      Net Assets      Assets (a)        Assets (a)     Turnover (b)
-------------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Year Ended December 31, 2001 (c)           1.05%           0.04%           1.15%           (0.06%)          164.87%
Year Ended December 31, 2002               1.11%           0.01%           1.11%             0.01%          127.77%
Year Ended December 31, 2003               1.11%         (0.18%)             (k)               (k)          126.29%
Year Ended December 31, 2004               1.11%         (0.09%)             (k)               (k)          132.11%
Year Ended December 31, 2005               1.12%           0.09%             (k)               (k)          188.69%
-------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (d)      1.32%(j)        0.13%(j)             (k)               (k)          127.77%
Year Ended December 31, 2003 (e)           1.36%         (0.41%)             (k)               (k)          126.29%
Year Ended December 31, 2004               1.36%         (0.30%)             (k)               (k)          132.11%
Year Ended December 31, 2005               1.38%         (0.15%)             (k)               (k)          188.69%
-------------------------------------------------------------------------------------------------------------------

CLASS III SHARES
Period Ended December 31, 2002 (f)      1.07%(j)        0.60%(j)             (k)               (k)          127.77%
Year Ended December 31, 2003 (e)           1.11%         (0.13%)             (k)               (k)          126.29%
Year Ended December 31, 2004               1.11%         (0.09%)             (k)               (k)          132.11%
Year Ended December 31, 2005               1.13%           0.08%             (k)               (k)          188.69%
-------------------------------------------------------------------------------------------------------------------

CLASS IV SHARES
Period Ended December 31, 2003 (g)      1.10%(j)      (0.18%)(j)             (k)               (k)          126.29%
Year Ended December 31, 2004               1.11%         (0.08%)             (k)               (k)          132.11%
Year Ended December 31, 2005               1.12%           0.10%             (k)               (k)          188.69%
-------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from May 3, 2002 (commencement of operations) through December 31, 2002.
(g) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(h) The amount is less than $0.005.
(i) Not annualized.
(j) Annualized.
(k) There were no fee reductions during the period.

SECTION 6 | GVIT Small Company Fund Financial Highlights


                                                          INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------


                                                                        Net
                                                               Realized and
SELECTED DATA                      Net Asset           Net       Unrealized
FOR EACH SHARE                        Value,    Investment            Gains    Total from
OF CAPITAL                         Beginning        Income      (Losses) on    Investment
OUTSTANDING                        of Period        (Loss)      Investments    Activities
-------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)    $20.00              --           (1.34)        (1.34)
Year Ended December 31, 2002        $18.64          (0.07)           (3.16)        (3.23)
Year Ended December 31, 2003        $15.41          (0.07)             6.39          6.32
Year Ended December 31, 2004        $21.73          (0.04)             4.17          4.13
Year Ended December 31, 2005        $22.96          (0.03)             2.84          2.81
-------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)  $18.70          (0.03)           (3.28)        (3.31)
Year Ended December 31, 2003        $15.39          (0.12)             6.37          6.25
Year Ended December 31, 2004        $21.64          (0.07)             4.13          4.06
Year Ended December 31, 2005        $22.80          (0.07)             2.79          2.72
-------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)  $17.48          (0.01)           (2.05)        (2.06)
Year Ended December 31, 2003        $15.42          (0.08)             6.40          6.32
Year Ended December 31, 2004        $21.74          (0.03)             4.17          4.14
Year Ended December 31, 2005        $22.98          (0.02)             2.83          2.81
-------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (e)   $15.61         (0.05)             6.17          6.12
Year Ended December 31, 2004         $21.73         (0.04)             4.17          4.13
Year Ended December 31, 2005         $22.96         (0.03)             2.84          2.81
-------------------------------------------------------------------------------------------


                                   DISTRIBUTIONS
--------------------------------------------------------------------------------




SELECTED DATA                                            Net
FOR EACH SHARE                             Net      Realized
OF CAPITAL                          Investment         Gains             Total
OUTSTANDING                             Income      (Losses)     Distributions
--------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)        (0.02)            --            (0.02)
Year Ended December 31, 2002                --            --                --
Year Ended December 31, 2003                --            --                --
Year Ended December 31, 2004                --        (2.90)            (2.90)
Year Ended December 31, 2005                --        (2.99)            (2.99)
--------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)          --            --                --
Year Ended December 31, 2003                --            --                --
Year Ended December 31, 2004                --        (2.90)            (2.90)
Year Ended December 31, 2005                --        (2.99)            (2.99)
--------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)          --            --                --
Year Ended December 31, 2003                --            --                --
Year Ended December 31, 2004                --        (2.90)            (2.90)
Year Ended December 31, 2005                --        (2.99)            (2.99)
--------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (e)          --            --                --
Year Ended December 31, 2004                --        (2.90)            (2.90)
Year Ended December 31, 2005                --        (2.99)            (2.99)
--------------------------------------------------------------------------------


------------------------------------------------------------




SELECTED DATA                         Net Asset
FOR EACH SHARE                           Value,
OF CAPITAL                               End of        Total
OUTSTANDING                              Period       Return
------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)         $18.64      (6.70%)
Year Ended December 31, 2002             $15.41     (17.33%)
Year Ended December 31, 2003             $21.73       41.01%
Year Ended December 31, 2004             $22.96       19.02%
Year Ended December 31, 2005             $22.78       12.32%
------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)       $15.39  (17.70%)(f)
Year Ended December 31, 2003             $21.64       40.61%
Year Ended December 31, 2004             $22.80       18.78%
Year Ended December 31, 2005             $22.53       12.01%
------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)       $15.42  (11.78%)(f)
Year Ended December 31, 2003             $21.74       40.99%
Year Ended December 31, 2004             $22.98       19.06%
Year Ended December 31, 2005             $22.80       12.31%
------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (e)       $21.73    39.21%(f)
Year Ended December 31, 2004             $22.96       19.02%
Year Ended December 31, 2005             $22.78       12.32%
------------------------------------------------------------


                                                     RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------


                                                                  Ratio of Net
                                                                    Investment
SELECTED DATA                          Net Asset      Ratio of          Income
FOR EACH SHARE                            at End      Expenses       (Loss) to
OF CAPITAL                             of Period    to Average         Average      Portfolio
OUTSTANDING                               (000s)    Net Assets      Net Assets   Turnover (a)
-----------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2001 (b)        $743,468         1.20%           0.02%        135.90%
Year Ended December 31, 2002            $561,836         1.18%         (0.33%)         92.59%
Year Ended December 31, 2003            $760,078         1.17%         (0.37%)         93.72%
Year Ended December 31, 2004            $815,585         1.19%         (0.17%)        131.75%
Year Ended December 31, 2005            $831,778         1.20%         (0.12%)        128.34%
-----------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)        $2,325      1.44%(g)      (0.54%)(g)         92.59%
Year Ended December 31, 2003             $18,345         1.42%         (0.63%)         93.72%
Year Ended December 31, 2004             $46,906         1.44%         (0.42%)        131.75%
Year Ended December 31, 2005             $74,165         1.45%         (0.37%)        128.34%
-----------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)           $51      1.15%(g)      (0.25%)(g)         92.59%
Year Ended December 31, 2003              $1,199         1.17%         (0.39%)         93.72%
Year Ended December 31, 2004              $1,681         1.19%         (0.15%)        131.75%
Year Ended December 31, 2005              $2,548         1.22%         (0.14%)        128.34%
-----------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (e)       $48,252      1.16%(g)      (0.36%)(g)         93.72%
Year Ended December 31, 2004             $44,819         1.19%         (0.18%)        131.75%
Year Ended December 31, 2005             $43,206         1.20%         (0.12%)        128.34%
-----------------------------------------------------------------------------------------------


(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c) For the period from March 5, 2002 (commencement of operations) through December 31, 2002.
(d) For the period from July 1, 2002 (commencement of operations) through December 31, 2002.
(e) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(f) Not annualized.
(g) Annualized.

 [BLANK PAGE]

INFORMATION FROM GARTMORE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:


o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o   Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its Website.


INFORMATION FROM THE SECURITIES AND
EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o   on the SEC's EDGAR database via the Internet at www.sec.gov

o   by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428




                          THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-03213

                       (C)2006 GARTMORE GLOBAL INVESTMENTS. ALL RIGHTS RESERVED.


                                                            PR-GVIT-SMALL [5/06]

GARTMORE Variable Insurance Trust

GVIT Mid Cap Index Fund (Class II Shares)





                                                                  [LOGO OMITTED]
                                                                        GARTMORE


FundPROSPECTUS



[GRAPHIC ART OMITTED] GARTMORE FUNDS| May 1, 2006





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



                                                           WWW.GARTMOREFUNDS.COM

[BLANK PAGE]

              TABLE OF CONTENTS



               3     SECTION 1 - FUND SUMMARY AND PERFORMANCE
                     GVIT Mid Cap Index Fund
                     Key Terms

               7     SECTION 2 - FUND DETAILS
                     Additional Information about Investments,
                      Investment Techniques and Risks
                     More About Index Funds

               9     SECTION 3 - FUND MANAGEMENT
                     Investment Adviser
                     Multi-Manager Structure
                     Subadviser and Portfolio Management
                     Additional Information about the Portfolio Managers

              10     SECTION 4 - INVESTING WITH GARTMORE
                     Choosing a Share Class
                     Purchase Price
                     Fair Valuation
                     In-Kind Purchases
                     Selling Shares
                     Restrictions on Sales
                     Excessive or Short-Term Trading
                     Monitoring of Trading Activity
                     Restrictions on Transactions
                     Distribution and Services Plans
                     Revenue Sharing

              14     SECTION 5 - DISTRIBUTIONS AND TAXES
                     Dividends and Distributions
                     Tax Status

              15     SECTION 6 - FINANCIAL HIGHLIGHTS

      BACK COVER     ADDITIONAL INFORMATION



                                                     GVIT MID CAP INDEX FUND | 1

This prospectus provides information about one Fund (the "Fund") offered by Gartmore Variable Insurance Trust (the "Trust"):

GVIT Mid Cap Index Fund
(FORMERLY DREYFUS GVIT MID CAP INDEX FUND)

The following section summarizes key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS OBJECTIVE OR THAT THE FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

The Fund's investment objective can be changed without shareholder approval.



A NOTE ABOUT SHARE CLASSES


This prospectus provides information with respect to the Class II shares of the Fund. The Fund also offers Class I, Class III and Class ID shares, but those shares are not offered in this prospectus. The share classes have different expenses and are available through different variable insurance contracts. For more information about who may purchase the Class II Shares, see Section 4, Investing with Gartmore: Choosing a Share Class on page 10.


The Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Fund's investment adviser, may hire, replace or terminate one or more non-affiliated subadvisers without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See
Section 3, "Fund Management - Multi-Manager Structure" for more information.

KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 6.



2  |  GVIT MID CAP INDEX FUND

SECTION 1 | GVIT Mid Cap Index Fund Summary and Performance



OBJECTIVE

The Fund seeks capital appreciation.

PRINCIPAL STRATEGIES

The Fund employs a `'passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor's MidCap 400(R) Index ("S&P 400(R)") before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of its net assets in EQUITY SECURITIES of companies included in the S&P 400(R) and in DERIVATIVE instruments linked to the S&P 400(R).

The S&P 400(R) is a MARKET-WEIGHTED INDEX composed of approximately 400 common stocks of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2005, the market capitalizations of companies in the S&P 400(R) ranged from $423 million to $14.6 billion.

The Fund invests in a statistically selected sample of stocks included in the S&P 400(R) and in DERIVATIVE instruments linked to the S&P 400(R), primarily futures contracts. The Fund does not necessarily invest in all of the securities in the S&P 400(R), or in the same weightings. The Fund's portfolio managers choose investments so that the MARKET CAPITALIZATIONS, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 400(R) as a whole.

GMF has selected Fund Asset Management, L.P. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

INDEX FUND RISKS - the Fund does not use defensive strategies or attempt to reduce its exposure to poorly performing stocks. Therefore, if the index performs poorly, the Fund, because it is correlated to the index, will perform poorly. Correlation between the Fund's performance and that of the index may also be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

MID-CAP RISK - in general, stocks of mid-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures that underlie the change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.



                                                     GVIT MID CAP INDEX FUND | 3

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS II SHARES





2003                  34.3%
2004                  15.5%
2005                  11.9%



BEST QUARTER: 12.89% - 4TH QTR. OF 2003
WORST QUARTER: -4.66% - 1ST QTR. OF 2003



AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2005:


                                                              SINCE
                             1 YR           5 YRS     INCEPTION (1)
--------------------------------------------------------------------------------
Class II Shares (2)         11.90%          7.61%            10.15%
--------------------------------------------------------------------------------
S&P 400(R) Index (3)        12.56%          8.60%            12.19%
--------------------------------------------------------------------------------

(1) The Fund commenced operations on October 31, 1997. Until September 27, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the Fund's investment adviser and paid fees to three subadvisers that actively managed the fund. Effective September 27, 1999, the investment advisory services previously provided for the Fund by NAS was transferred to the current investment adviser, Villanova Mutual Fund Capital Trust ("VMF"), now known as Gartmore Mutual Fund Capital Trust. The Board of Trustees of the Trust, at the recommendation of VMF and NAS, effective September 27, 1999, replaced the three subadvisers with one subadviser and changed the Fund's investment strategy from an active management style to a more passive style which follows an index. As such, the change in investment strategy may have affected returns.

(2) Returns until the creation of the Class II shares (May 6, 2002) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II shares would have produced during the applicable periods because both classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares.

(3) The S&P 400(R) Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.


4 | GVIT MID CAP INDEX FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on which share class you select.


                                                                        CLASS II
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment) (1)                    N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage of amount redeemed)                  N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets)
--------------------------------------------------------------------------------
    Management Fees                                                        0.22%
--------------------------------------------------------------------------------
    Distribution and/or Service (12b-1) Fees                               0.25%
--------------------------------------------------------------------------------
    Other Expenses (2)                                                     0.19%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (3)                                   0.66%
--------------------------------------------------------------------------------

(1) Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) "Other Expenses" include administrative services fees which currently are 0.09% for Class II shares, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.82% for Class II shares.


(3) GMF and the Fund have entered into a written contract limiting operating expenses from exceeding 0.32% for all classes of shares at least until May 1, 2007. Certain Fund expenses are excluded from this expense limitation (such as taxes, interest, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, administrative services fees and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses). Therefore, actual "Total Annual Fund Operating Expenses" may exceed the expense cap amount. Because of the exclusion of these Fund operating expenses from the expense limitation, no fees are being waived or expenses reimbursed. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.




EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


                                          1 YR      3 YRS      5 YRS      10 YRS
--------------------------------------------------------------------------------
Class II                                    67        211        368         822
--------------------------------------------------------------------------------




                                                     GVIT MID CAP INDEX FUND | 5

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock, that represent an ownership interest in the issuer.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large- capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.



6  |  GVIT MID CAP INDEX FUND

SECTION 2 | Fund Details



ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES
AND RISKS

CONVERTIBLE SECURITIES - the Fund may invest in debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.


DERIVATIVES - the Fund may invest in derivatives, which are contracts with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:


o the other party to the derivatives contract may fail to fulfill its obligations
o their use may reduce liquidity and make the Fund harder to value, especially in declining markets
o the Fund may suffer disproportionately heavy losses relative to the amount invested
o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

REPURCHASE AGREEMENTS - the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back as a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to the Fund. Securities lending may be used to enhance returns or to manage certain risks.


MID-CAP RISK - the Fund may invest in stocks of mid-cap companies that trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer term investment view and may not be appropriate for all investors.


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o  corporate earnings
o  production
o  management
o  sales
o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS - the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o  short-term U.S. government securities
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks
o  prime quality commercial paper
o repurchase agreements covering any of the securities in which the Fund may invest directly
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law



                                                     GVIT MID CAP INDEX FUND | 7

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

WARRANTS - the Fund may invest in securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

MORE ABOUT INDEX FUNDS

The Fund does not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a `'passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. The Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that the Fund's portfolio turnover and trading costs may be lower than that of an `'actively" managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, the Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.

The Fund may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows the Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. The Fund will invest in options, futures and other derivative instruments in the following circumstances:

o  purchases of Fund shares increase,
o  to provide liquidity for redemptions of Fund shares and
o  to keep trading costs low

In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

The S&P 400(R) is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400(R) is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400(R) is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor's chooses the stocks in the S&P 400(R) based on factors including market capitalization, trading activity and the overall mix of industries represented in the index. Standard & Poor's selects stocks for the S&P 400(R) based on its criteria for the index and does not evaluate whether any particular stock is an attractive investment.

The Fund may invest in all 400 stocks in the S&P 400(R) in roughly the same proportion as their weightings in the index. For example, if 2% of the S&P 400(R) is made up of the stock of a particular company, the Fund may invest approximately 2% of its assets in that company.

Standard & Poor's periodically updates the S&P 400(R), at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror those changes.

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information ("SAI").



8  |  GVIT MID CAP INDEX FUND

SECTION 3 | Fund Management



INVESTMENT ADVISER


Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust's Board of Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of the Fund, but currently is not doing so. GMF was organized in 1999 and manages mutual funds.


GMF is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring several affiliated investment advisers.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2005, expressed as a percentage of the Fund's average daily net assets was 0.29%.

A discussion regarding the basis for the Board of Trustees' annual reapproval of the investment advisory agreement for the Fund is available in the Fund's semi-annual report to shareholders, which covers the period from January 1, 2006 to June 30, 2006.

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers (excluding hiring a subadviser which is an affillate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new non-affiliated subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

GMF performs the following oversight and evaluation services to the Fund:

o  initial due diligence on prospective Fund subadvisers
o monitoring subadviser performance including ongoing analysis, as well as periodic consultations
o  communicating performance expectations and evaluations to the subadviser
o making recommendations to the Board of Trustees regarding renewal, modification or termination of a Subadvisor's contract.

GMF does not expect to recommend frequent changes of subadvisers.


GMF does not expect to recommend subadviser changes frequently; however, GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


SUBADVISER AND PORTFOLIO MANAGEMENT


Subject to the supervision of GMF and the Trustees, the subadviser will manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.


FUND ASSET MANAGEMENT, L.P. ("FAM"): subject to the supervision of GMF and the Board of Trustees, Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011, is the subadviser and manages the Fund's assets in accordance with its investment objective and strategies. FAM makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The GVIT Mid Cap Index Fund is managed by Debra C. Jelilian and Jeffrey L. Russo, CPA, who are members of FAM's Quantitative Index Management Teams. Ms. Jelilian is primarily responsible for the day-to-day management of each Fund's portfolio and the selection of each Fund's investments. Mr. Russo assists Ms. Jelilian with portfolio management and the selection of each Fund's investments. Ms. Jelilian has been a Director of FAM since 1999, and has been a member of the Fund's management team since 2006. Ms. Jelilian has thirteen years' experience in investing and in managing index investments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund managed by the portfolio managers, if any.



                                                     GVIT MID CAP INDEX FUND | 9

SECTION 4 | Investing with Gartmore



CHOOSING A SHARE CLASS

Shares of the Fund are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its wholly-owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II shares.

Shares of the Fund are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if the Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Gartmore Distribution Services, Inc. ("GDSI").

Shares of the Fund are subject to administrative services fees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Fund in the insurance company's variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

PURCHASE PRICE

The purchase price of each share of the Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of the Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund does not determine NAV on the following days:

o  New Year's Day
o  Martin Luther King, Jr. Day
o  Presidents' Day
o  Good Friday
o  Memorial Day
o  Independence Day
o  Labor Day
o  Thanksgiving Day
o  Christmas Day
o  Other days when the New York Stock Exchange is closed

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine each Fund's NAV. The Valuation Procedures provide that the Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.



10   |  GVIT MID CAP INDEX FUND

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund's NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES


The Fund may accept payment for shares in the form of securities that are permissible investments for such Funds.


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, the Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Fund seeks to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or sales and repurchases of the Fund within a short time period) may:


o  disrupt portfolio management strategies,
o  increase brokerage and other transaction costs
o negatively impact Fund performance for all variable insurance contract owners indirectly investing in the Fund.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds (such as this Fund) that hold significant investments that may not be frequently traded such as those in which the Fund may invest. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented policies and procedures to detect, discourage and prevent excessive




                                                    GVIT MID CAP INDEX FUND | 11
short-term trading in all classes of the Fund and does not accommodate such excessive short-term trading. These procedures are described below.

MONITORING OF TRADING ACTIVITY

It is difficult for the Fund to monitor short-term trading because the insurance companies that issue variable contracts that invest in the Fund typically aggregate the trades of all of their respective contract holders into a single purchase, sale or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in the Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, the Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Fund, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in your Nationwide separate accounts prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult your own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever the Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which the Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading
o reject transactions that violate the Fund's excessive trading policies or its exchange limits

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the distributor for expenses associated with (1) distributing and selling Class II shares of the Fund and (2) providing shareholder services.

Under that Distribution Plan, the Fund pays its distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Fund are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

REVENUE SHARING

GMF and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer sub accounts in the Fund as underlying investment options in variable insurance contracts
o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Fund on a



12   |  GVIT MID CAP INDEX FUND
recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Fund's assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell variable insurance contract sub accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o  GDSI and other affiliates of GMF
o broker-dealers and other financial intermediaries that sell such variable insurance contracts
o insurance companies that include shares of the Fund as underlying subaccount options

Payments may be based on current or past sales of sub accounts investing in shares of the Fund, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific sub accounts representing shares of the Fund to you instead of recommending options offered by competing subaccount providers or insurance companies
o sell shares of the Fund to you instead of shares of funds offered by competing fund families

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted these customers in the purchase of variable insurance contracts that feature sub accounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of Gartmore) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.



                                                    GVIT MID CAP INDEX FUND | 13

SECTION 5 | Distributions and Taxes



DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.



14  |  GVIT MID CAP INDEX FUND

SECTION 6 | GVIT Mid Cap Index Fund Financial Highlights



The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.




                                                   INVESTMENT ACTIVITIES                      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------


                                                                          Net
                                                                 Realized and
SELECTED DATA                        Net Asset           Net       Unrealized                                     Net
FOR EACH SHARE                          Value,    Investment            Gains    Total from           Net    Realized
OF CAPITAL                           Beginning        Income      (Losses) on    Investment    Investment       Gains
OUTSTANDING                          of Period        (Loss)      Investments    Activities        Income       (Loss)
---------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (c)      $13.64          0.02           (2.53)        (2.51)        (0.03)      (0.10)
Year Ended December 31, 2003            $11.00          0.03             3.74          3.77        (0.04)         (d)
Year Ended December 31, 2004            $14.73          0.07             2.22          2.29        (0.06)      (0.40)
Year Ended December 31, 2005            $16.56          0.13             1.81          1.94        (0.15)      (1.05)
---------------------------------------------------------------------------------------------------------------------







                                       DISTRIBUTIONS                        RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Ratio
                                                                                                                    of Net
                                                                                                                Investment
SELECTED DATA                                           Net Asset                 Net Assets      Ratio of          Income
FOR EACH SHARE                                             Value,                     at End      Expenses       (Loss) to
OF CAPITAL                                      Total      End of        Total     of Period    to Average         Average
OUTSTANDING                             Distributions      Period       Return        (000s)    Net Assets      Net Assets
---------------------------------------------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (c)             (0.13)      $11.00  (18.44%)(e)        $1,232      0.96%(f)        0.25%(f)
Year Ended December 31, 2003                   (0.04)      $14.73       34.30%        $8,049         0.98%           0.27%
Year Ended December 31, 2004                   (0.46)      $16.56       15.50%       $15,367         0.78%           0.45%
Year Ended December 31, 2005                   (1.20)      $17.30       11.90%       $21,512         0.72%           0.76%
---------------------------------------------------------------------------------------------------------------------------







                                                  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
                                                          Ratio of Net
                                            Ratio of        Investment
                                            Expenses     Income (Loss)
                                           (Prior to         (Prior to
SELECTED DATA                             Reimburse-        Reimburse-
FOR EACH SHARE                             ments) to         ments) to
OF CAPITAL                               Average Net       Average Net       Portfolio
OUTSTANDING                               Assets (a)        Assets (a)    Turnover (b)
--------------------------------------------------------------------------------------

CLASS II SHARES
Period Ended December 31, 2002 (c)               (g)               (g)          27.32%
Year Ended December 31, 2003                     (g)               (g)          11.58%
Year Ended December 31, 2004                     (g)               (g)          15.90%
Year Ended December 31, 2005                     (g)               (g)          19.32%
--------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(d)  The amount is less than $0.005.
(e)  Not annualized.
(f)  Annualized.
(g)  There were no fee reductions during the period.



                                                    GVIT MID CAP INDEX FUND | 15

                       THIS PAGE INTENTIONALLY LEFT BLANK.



16  |  GVIT MID CAP INDEX FUND

[BLANK PAGE]

INFORMATION FROM GARTMORE FUNDS

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year)

o  Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because Prospectuses and Statements of Additional Information are intended for use in connection with the sale of variable insurance contracts, Gartmore Funds does not make them available on its website.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o  on the SEC's EDGAR database via the Internet at www.sec.gov

o  by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

GARTMORE FUNDS
1200 River Road, Suite 1000
Conshohocken, PA 19428





                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       (C)2006 GARTMORE GLOBAL INVESTMENTS. ALL RIGHTS RESERVED.

                                                             PR-GVIT-MCI2 [5/06]

              THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2006

                       GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND
GVIT INTERNATIONAL VALUE FUND (FORMERLY DREYFUS GVIT INTERNATIONAL VALUE FUND) FEDERATED GVIT HIGH INCOME BOND FUND
GARTMORE GVIT DEVELOPING MARKETS FUND
GARTMORE GVIT EMERGING MARKETS FUND
GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND
GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND
GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
GARTMORE GVIT GLOBAL UTILITIES FUND
GARTMORE GVIT GOVERNMENT BOND FUND
GARTMORE GVIT GROWTH FUND
GARTMORE GVIT INTERNATIONAL GROWTH FUND
GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND
GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND
GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
GARTMORE GVIT MID CAP GROWTH FUND
GARTMORE GVIT MONEY MARKET FUND
GARTMORE GVIT MONEY MARKET FUND II
GARTMORE GVIT NATIONWIDE FUND
GARTMORE GVIT NATIONWIDE LEADERS FUND
GARTMORE GVIT U.S. GROWTH LEADERS FUND
GARTMORE GVIT WORLDWIDE LEADERS FUND
GVIT MID CAP INDEX FUND (FORMERLY DREYFUS GVIT MID CAP INDEX FUND)
GVIT S&P 500 INDEX FUND (FORMERLY GVIT EQUITY 500 INDEX FUND)
GVIT SMALL COMPANY FUND
GVIT SMALL CAP GROWTH FUND
GVIT SMALL CAP VALUE FUND
J.P. MORGAN GVIT BALANCED FUND
VAN KAMPEN GVIT MULTI SECTOR BOND FUND

      Gartmore Variable Insurance Trust (the "Trust"), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 39 series. This Statement of Additional Information relates to the 31 series of the Trust (each, a "Fund" and collectively, the "Funds") listed above.

      This Statement of Additional Information is not a prospectus but this Statement of Additional Information is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

      o Van Kampen GVIT Comstock Value Fund, GVIT International Value Fund, GVIT Mid Cap Index Fund, Federated GVIT High Income Bond Fund, GVIT S&P 500 Index Fund, J.P. Morgan GVIT Balanced Fund, and Van Kampen GVIT Multi Sector Bond Fund dated May 1, 2006.
      o GVIT Small Cap Value Fund, GVIT Small Company Fund and GVIT Small Cap Growth Fund dated May 1, 2006.
      o Gartmore GVIT Nationwide Fund, Gartmore GVIT Growth Fund and Gartmore GVIT Mid Cap Growth Fund dated May 1, 2006.
      o Gartmore GVIT Government Bond Fund and Gartmore GVIT Money Market Fund dated May 1, 2006.
      o Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Global Technology and Communications Fund and Gartmore GVIT Global Utilities Fund dated May 1, 2006.
      o Gartmore GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund dated May 1, 2006.
      o Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund and Gartmore GVIT Worldwide Leaders Fund, dated May 1, 2006.
      o Gartmore GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative Fund and Gartmore GVIT Investor Destinations Conservative Fund (collectively the "GVIT Investor Destinations Funds") dated May 1, 2006.
      o     Gartmore GVIT Money Market Fund II dated May 1, 2006.
      o     Gartmore GVIT Developing Markets Fund dated May 1, 2006.
      o     GVIT Mid Cap Index Fund (Class II Shares) dated May 1, 2006.

      Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
General Information and History............................................    1
Additional Information on Portfolio Instruments and Investment Policies....    2
Description of Portfolio Instruments and Investment Policies...............   18
Investment Restrictions....................................................   52
Major Shareholders.........................................................   57
Diclosure of Portfolio Holdings............................................   68
Trustees and Officers of the Trust.........................................   69
Investment Advisory and Other Services.....................................   77
Brokerage Allocations......................................................  102
Purchases, Redemptions and Pricing of Shares...............................  108
Performance Advertising....................................................  110
Additional Information.....................................................  112
Tax Status.................................................................  114
Other Tax Consequences.....................................................  114
Tax Consequences to Shareholders...........................................  115
Financial Statements.......................................................  115
Appendix A - Debt Ratings..................................................  A-1
Appendix B - Proxy Voting Guidelines Summaries.............................  B-1
Appendix C - Portfolio Managers............................................  C-1

GENERAL INFORMATION AND HISTORY

      Gartmore Variable Insurance Trust, formerly Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally organized under the laws of Massachusetts by a Declaration of Trust dated June 30, 1981, as subsequently amended, redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005. The Trust currently offers shares in 39 separate series, each with its own investment objective.

      On April 28, 2003, the All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Balanced, Bond, Equity 500 Index, International, Mid Cap Growth, and Money Market Portfolios, eight series portfolios of Market Street Fund, reorganized with and into the Gartmore GVIT Total Return, Gartmore GVIT Growth, Van Kampen Comstock GVIT Value, GVIT Small Company, GVIT Small Cap Value, J.P. Morgan GVIT Balanced, GVIT Gartmore Government Bond, GVIT Equity 500 Index (currently the GVIT S&P 500 Index Fund), GVIT International Value, Gartmore GVIT Mid Cap Growth and Gartmore GVIT Money Market Funds, respectively.

      On June 23, 2003, the Montgomery Variable Series: Emerging Markets Fund, a series portfolio of The Montgomery Funds III, reorganized with and into the Gartmore GVIT Developing Markets Fund.

      On April 23, 2004, the Nationwide GVIT Strategic Value Fund and the Turner GVIT Growth Focus Fund were liquidated.

      The following Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"):

      Van Kampen GVIT Comstock Value Fund,
      GVIT International Value Fund,
      GVIT Mid Cap Index Fund,
      Federated GVIT High Income Bond Fund,
      Gartmore GVIT Developing Markets Fund,
      Gartmore GVIT Emerging Markets Fund,
      Gartmore GVIT Government Bond Fund,
      Gartmore GVIT Growth Fund,
      Gartmore GVIT International Growth Fund,
      Gartmore GVIT Mid Cap Growth Fund,
      Gartmore GVIT Money Market Fund,
      Gartmore GVIT Money Market Fund II,
      Gartmore GVIT Nationwide Fund,
      GVIT Small Cap Growth Fund,
      GVIT Small Cap Value Fund,
      GVIT Small Company Fund,
      J.P. Morgan GVIT Balanced Fund, and
      Van Kampen GVIT Multi Sector Bond Fund.

      The following Funds are not diversified funds as defined in the 1940 Act:

      Gartmore GVIT Global Financial Services Fund,
      Gartmore GVIT Global Health Sciences Fund,
      Gartmore GVIT Global Technology and Communications Fund,
      Gartmore GVIT Global Utilities Fund,
      Gartmore GVIT Nationwide Leaders Fund,
      Gartmore GVIT U.S. Growth Leaders Fund,
      Gartmore GVIT Worldwide Leaders Fund,
      GVIT S&P 500 Index Fund, and each of the GVIT Investor Destinations Funds.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES - ALL FUNDS

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information ("SAI") contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

With respect to the GVIT Investor Destinations Funds, this Statement of Additional Information uses the term "Fund" to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each GVIT Investor Destinations Fund, including their respective Underlying Funds.


                                                                  GARTMORE      GVIT                    GVIT
                                                       GARTMORE     GVIT         MID      GVIT         SMALL
                                                         GVIT     MID CAP        CAP      SMALL         CAP
        TYPE OF INVESTMENT OR TECHNIQUE                 GROWTH     GROWTH       INDEX    COMPANY       GROWTH
------------------------------------------------       --------   --------      ------   -------       ------

U.S. common stocks                                        Y          Y            Y         Y            Y
Preferred stocks                                          Y          Y            Y         Y            Y
Small company stocks                                      Y          Y            Y         Y            Y
Special situation companies                               Y          Y            Y         Y            Y
Illiquid securities                                       Y          Y            Y         Y            Y
Restricted securities                                     Y          Y            Y         Y            Y
When-issued / delayed-delivery securities                 Y          Y            Y         Y            Y
Limited liability companies                                                                 Y
Investment companies                                      Y          Y            Y         Y            Y
Real Estate Investment Trusts (REITs)                                Y            Y         Y            Y
Securities of foreign issuers                             Y          Y            Y         Y            Y
Depositary receipts                                       Y          Y            Y         Y            Y
Securities from developing
 countries/emerging markets                                                                 Y            Y
Convertible securities                                    Y          Y            Y         Y            Y
Long-term debt                                                                    Y         Y            Y
Long-term debt when originally issued but
 with less than 397 days remaining                        Y                       Y         Y            Y
 to maturity
Short-term debt                                           Y          Y            Y         Y            Y
Floating and variable rate securities                     Y          Y            Y         Y            Y
Zero coupon securities                                               Y            Y         Y            Y
Step-coupon securities
Pay-in-kind bonds                                                                 Y                      Y
Deferred payment securities                                                       Y                      Y
Brady bonds
Non-investment grade debt                                                         Y         Y            Y
Loan participations and assignments                       Y          Y            Y         Y            Y
Sovereign debt (foreign) (denominated in U.S. $)                                            Y
Foreign commercial paper(denominated in U.S. $)           Y                                 Y
Duration
U.S. Government securities                                Y          Y            Y         Y            Y
Money market instruments                                  Y          Y            Y         Y            Y
Mortgage-backed securities                                                        Y

                                                                                         VAN
                                                                    GVIT    GARTMORE    KAMPEN
                                                                    SMALL     GVIT       GVIT     GARTMORE
                                                                     CAP   WORLDWIDE   COMSTOCK     GVIT
TYPE OF INVESTMENT OR TECHNIQUE                                     VALUE   LEADERS     VALUE    NATIONWIDE
-------------------------------------------------------------       -----  ---------   --------  ----------
U.S. common stocks                                                    Y        Y          Y           Y
Preferred stocks                                                      Y        Y          Y           Y
Small company stocks                                                  Y        Y          Y           Y
Special situation companies                                           Y        Y          Y           Y
Illiquid securities                                                   Y        Y          Y           Y
Restricted securities                                                 Y        Y          Y           Y
When-issued / delayed-delivery securities                             Y        Y          Y           Y
Limited liability companies                                                               Y
Investment companies                                                  Y        Y          Y           Y
Real Estate Investment Trusts (REITs)                                 Y        Y          Y           Y
Securities of foreign issuers                                         Y        Y          Y           Y
Depositary receipts                                                   Y        Y          Y           Y
Securities from developing countries/emerging markets                          Y          Y
Convertible securities                                                Y        Y          Y           Y
Long-term debt                                                        Y                   Y
Long-term debt when originally issued but with less than
 397 days remaining to maturity                                       Y                   Y           Y
Short-term debt                                                       Y        Y          Y           Y
Floating and variable rate securities                                 Y        Y          Y           Y
Zero coupon securities                                                         Y          Y
Step-coupon securities                                                                    Y
Pay-in-kind bonds                                                                         Y
Deferred payment securities                                                               Y
Brady bonds
Non-investment grade debt                                                                 Y
Loan participations and assignments                                   Y        Y          Y           Y
Sovereign debt (foreign) (denominated in U.S. $)                               Y
Foreign commercial paper(denominated in U.S. $)                                Y          Y           Y
Duration                                                                       Y
U.S. Government securities                                            Y        Y          Y           Y
Money market instruments                                              Y        Y          Y           Y
Mortgage-backed securities

                                                                                                    FEDERATED
                                                                  J.P.     GARTMORE    VAN KAMPEN      GVIT
                                                                 MORGAN      GVIT         GVIT         HIGH
                                                                  GVIT    GOVERNMENT      MULTI       INCOME
                  TYPE OF INVESTMENT OR TECHNIQUE               BALANCED     BOND      SECTOR BOND     BOND
------------------------------------------------------------    --------  ----------   -----------  ---------
U.S. common stocks                                                 Y                                    Y
Preferred stocks                                                   Y                                    Y
Small company stocks                                                                                    Y
Special situation companies                                                                             Y
Illiquid securities                                                Y           Y            Y           Y
Restricted securities                                              Y           Y            Y           Y
When-issued / delayed-delivery securities                          Y           Y            Y           Y
Limited liability companies                                                                             Y
Investment companies                                               Y           Y            Y           Y
Real Estate Investment Trusts (REITs)                              Y                        Y           Y
Securities of foreign issuers                                      Y           Y            Y           Y
Depositary receipts                                                Y                        Y           Y
Securities from developing countries/emerging markets              Y                        Y           Y
Convertible securities                                             Y           Y            Y           Y
Long-term debt                                                     Y           Y            Y           Y
Long-term debt when originally issued but with
  less than 397 days remaining to maturity                         Y           Y            Y           Y
Short-term debt                                                    Y           Y            Y           Y
Floating and variable rate securities                              Y           Y            Y           Y
Zero coupon securities                                             Y           Y            Y           Y
Step-coupon securities                                                                      Y           Y
Pay-in-kind bonds                                                  Y                        Y           Y
Deferred payment securities                                        Y                        Y           Y
Brady bonds                                                        Y                        Y
Non-investment grade debt                                          Y                        Y           Y
Loan participations and assignments                                Y           Y            Y           Y
Sovereign debt (foreign) (denominated in U.S. $)                   Y           Y            Y           Y
Foreign commercial paper(denominated in U.S. $)                    Y                        Y           Y
Duration                                                                       Y            Y           Y
U.S. Government securities                                         Y           Y            Y           Y
Money market instruments                                           Y           Y            Y           Y
Mortgage-backed securities                                         Y           Y            Y           Y

                  TYPE OF INVESTMENT OR TECHNIQUE                       GARTMORE GVIT   GARTMORE GVIT
                                                                        MONEY MARKET   MONEY MARKET II
-------------------------------------------------------------------     -------------  ---------------
U.S. common stocks
Preferred stocks
Small company stocks
Special situation companies
Illiquid securities                                                           Y               Y
Restricted securities                                                         Y               Y
When-issued / delayed-delivery securities                                     Y               Y
Limited liability companies
Investment companies                                                          Y               Y
Real Estate Investment Trusts (REITs)
Securities of foreign issuers                                                 Y               Y
Depositary receipts
Securities from developing countries/emerging markets
Convertible securities
Long-term debt
Long-term debt when originally issued but with less
  than 397 days remaining to maturity                                         Y               Y
Short-term debt                                                               Y               Y
Floating and variable rate securities                                         Y               Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments                                           Y               Y
Sovereign debt (foreign) (denominated in U.S. $)                              Y               Y
Foreign commercial paper(denominated in U.S. $)                               Y               Y
Duration
U.S. Government securities                                                    Y               Y
Money market instruments                                                      Y               Y
Mortgage-backed securities                                                    Y               Y

                                                                GARTMORE GVIT   GARTMORE
                                                                    GLOBAL        GVIT     GARTMORE      GARTMORE
                                                                  TECHNOLOGY     GLOBAL      GVIT          GVI
                                                                     AND         HEALTH    EMERGING   INTERNATIONAL
                  TYPE OF INVESTMENT OR TECHNIQUE               COMMUNICATIONS  SCIENCES    MARKETS      GROWTH
-------------------------------------------------------------   --------------  --------   ---------  -------------
U.S. common stocks                                                    Y             Y          Y            Y
Preferred stocks                                                      Y             Y          Y            Y
Small company stocks                                                  Y             Y          Y            Y
Special situation companies                                           Y             Y          Y            Y
Illiquid securities                                                   Y             Y          Y            Y
Restricted securities                                                 Y             Y          Y            Y
When-issued / delayed-delivery securities                             Y             Y          Y            Y
Limited liability companies                                                                    Y            Y
Investment companies                                                  Y             Y          Y            Y
Real Estate Investment Trusts (REITs)                                 Y             Y          Y            Y
Securities of foreign issuers                                         Y             Y          Y            Y
Depositary receipts                                                   Y             Y          Y            Y
Securities from developing countries/emerging markets                 Y             Y          Y            Y
Convertible securities                                                Y             Y          Y            Y
Long-term debt                                                                                 Y            Y
Long-term debt when originally issued but with
  less than 397 days remaining to maturity                                                     Y            Y
Short-term debt                                                       Y             Y          Y            Y
Floating and variable rate securities                                 Y             Y          Y            Y
Zero coupon securities                                                                         Y            Y
Step-coupon securities                                                                         Y            Y
Pay-in-kind bonds                                                                              Y            Y
Deferred payment securities                                                                    Y            Y
Brady bonds                                                                                    Y            Y
Non-investment grade debt                                                                      Y            Y
Loan participations and assignments                                   Y             Y          Y            Y
Sovereign debt (foreign) (denominated in U.S. $)                                               Y            Y
Foreign commercial paper (denominated in U.S. $)                                    Y          Y            Y
Duration                                                                                       Y            Y
U.S. Government securities                                            Y             Y          Y            Y
Money market instruments                                              Y             Y          Y            Y
Mortgage-backed securities                                                                     Y            Y

                                                                     GARTMORE                             GARTMORE
                                                                       GVIT     GARTMORE     GARTMORE       GVIT
                                                                      GLOBAL      GVIT         GVIT         U.S.
                                                                     FINANCIAL   GLOBAL     NATIONWIDE     GROWTH
                    TYPE OF INVESTMENT OR TECHNIQUE                  SERVICES   UTILITIES     LEADERS      LEADERS
---------------------------------------------------------------      --------   ---------   ----------    --------
U.S. common stocks                                                       Y          Y            Y           Y
Preferred stocks                                                         Y          Y            Y           Y
Small company stocks                                                     Y          Y            Y           Y
Special situation companies                                              Y          Y            Y           Y
Illiquid securities                                                      Y          Y            Y           Y
Restricted securities                                                    Y          Y            Y           Y
When-issued / delayed-delivery securities                                Y          Y            Y           Y
Limited liability companies
Investment companies                                                     Y          Y            Y           Y
Real Estate Investment Trusts (REITs)                                    Y          Y
Securities of foreign issuers                                            Y          Y            Y           Y
Depositary receipts                                                      Y          Y            Y           Y
Securities from developing countries/emerging markets                    Y          Y                        Y
Convertible securities                                                   Y          Y            Y           Y
Long-term debt                                                           Y          Y                        Y
Long-term debt when originally issued but
  with less  than 397 days remaining to maturity                         Y          Y            Y           Y
Short-term debt                                                          Y          Y            Y           Y
Floating and variable rate securities                                    Y          Y            Y           Y
Zero coupon securities                                                   Y          Y
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities                                              Y          Y
Brady bonds                                                              Y          Y
Non-investment grade debt                                                                                    Y
Loan participations and assignments                                      Y          Y            Y           Y
Sovereign debt (foreign) (denominated in U.S. $)
Foreign commercial paper (denominated in U.S. $)                                                 Y
Duration
U.S. Government securities                                               Y          Y            Y           Y
Money market instruments                                                 Y          Y            Y           Y
Mortgage-backed securities                                                                                   Y

                                                                                                      GARTMORE
                                                                                     GARTMORE           GVIT           GARTMORE
                                                                                       GVIT           INVESTOR           GVIT
                                                                                     INVESTOR       DESTINATIONS       INVESTOR
                                                                                   DESTINATIONS      MODERATELY      DESTINATIONS
                        TYPE OF INVESTMENT OR TECHNIQUE                             AGGRESSIVE       AGGRESSIVE        MODERATE
U.S. common stocks                                                                      Y                Y                Y
Preferred stocks
Small company stocks                                                                    Y                Y                Y
Special situation companies                                                             Y                Y                Y
Illiquid securities                                                                     Y                Y                Y
Restricted securities                                                                   Y                Y                Y
When-issued / delayed-delivery securities                                               Y                Y                Y
Limited liability companies
Investment companies                                                                    Y                Y                Y
Real Estate Investment Trusts (REITs)
Securities of foreign issuers                                                           Y                Y                Y
Depositary receipts                                                                     Y                Y                Y
Securities from developing countries/emerging markets
Convertible securities
Long-term debt                                                                          Y                Y                Y
Long-term debt when originally issued but with less
  than 397 days remaining to maturity                                                   Y                Y                Y
Short-term debt                                                                         Y                Y                Y
Floating and variable rate securities                                                   Y                Y                Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                                        Y                Y                Y
Foreign commercial paper (denominated in U.S. $)                                        Y                Y                Y
Duration                                                                                Y                Y                Y
U.S. Government securities                                                              Y                Y                Y
Money market instruments                                                                Y                Y                Y
Mortgage-backed securities                                                              Y                Y                Y

                                                                       GARTMORE GVIT
                                                                          INVESTOR        GARTMORE GVIT
                                                                        DESTINATIONS         INVESTOR
                                                                         MODERATELY        DESTINATIONS    GVIT S&P
                     TYPE OF INVESTMENT OR TECHNIQUE                    CONSERVATIVE       CONSERVATIVE   500 INDEX
-----------------------------------------------------------------      -------------      -------------   ---------
U.S. common stocks                                                           Y                  Y             Y
Preferred stocks                                                                                              Y
Small company stocks                                                         Y                  Y             Y
Special situation companies                                                  Y                  Y             Y
Illiquid securities                                                          Y                  Y
Restricted securities                                                        Y                  Y
When-issued / delayed-delivery securities                                    Y                  Y             Y
Limited liability companies
Investment companies                                                         Y                  Y             Y
Real Estate Investment Trusts (REITs)                                                                         Y
Securities of foreign issuers                                                Y                  Y             Y
Depositary receipts                                                          Y                  Y             Y
Securities from developing countries/emerging markets                                                         Y
Convertible securities                                                                                        Y
Long-term debt                                                               Y                  Y
Long-term debt when originally issued but with
  less than 397 days remaining to maturity                                   Y                  Y
Short-term debt                                                              Y                  Y             Y
Floating and variable rate securities                                        Y                  Y             Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments                                                                           Y
Sovereign debt (foreign) (denominated in U.S. $)                             Y                  Y
Foreign commercial paper (denominated in U.S. $)                             Y                  Y
Duration                                                                     Y                  Y
U.S. Government securities                                                   Y                  Y             Y
Money market instruments                                                     Y                  Y             Y
Mortgage-backed securities                                                   Y                  Y

                                                                               GVIT              GARTMORE GVIT
                    TYPE OF INVESTMENT OR TECHNIQUE                     INTERNATIONAL VALUE   DEVELOPING MARKETS
-------------------------------------------------------------           -------------------   ------------------
U.S. common stocks                                                               Y                   Y
Preferred stocks                                                                 Y                   Y
Small company stocks                                                             Y                   Y
Special situation companies                                                      Y                   Y
Illiquid securities                                                              Y                   Y
Restricted securities                                                            Y                   Y
When-issued / delayed-delivery securities                                        Y                   Y
Limited liability companies                                                      Y                   Y
Investment companies                                                             Y                   Y
Real Estate Investment Trusts (REITs)                                            Y                   Y
Securities of foreign issuers                                                    Y                   Y
Depositary receipts                                                              Y                   Y
Securities from developing countries/emerging markets                            Y                   Y
Convertible securities                                                           Y                   Y
Long-term debt
Long-term debt when originally issued but with
  less than 397 days remaining to maturity                                                           Y
Short-term debt                                                                  Y                   Y
Floating and variable rate securities                                            Y                   Y
Zero coupon securities                                                                               Y
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds                                                                                          Y
Non-investment grade debt
Loan participations and assignments                                              Y                   Y
Sovereign debt (foreign) (denominated in U.S. $)                                 Y                   Y
Foreign commercial paper (denominated in U.S. $)                                 Y                   Y
Duration
U.S. Government securities                                                       Y                   Y
Money market instruments                                                         Y                   Y
Mortgage-backed securities


                                                       GARTMORE                      GVIT
                                             GARTMORE  GVIT MID              GVIT    SMALL
                                               GVIT      CAP     GVIT MIE    SMALL    CAP
      TYPE OF INVESTMENT OR TECHNIQUE         GRWOTH   GROWTH    CAP INDEX  COMPANY  GROWTH
-------------------------------------------  --------  --------  ---------  -------  ------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls                                                          Y
Asset-backed securities                         Y                              Y
Bank and/or Savings and Loan obligations        Y         Y          Y         Y       Y
Repurchase agreements                           Y         Y          Y         Y       Y
Reverse repurchase agreements                             Y          Y         Y       Y
Derivatives                                     Y         Y          Y         Y       Y
Warrants                                        Y         Y          Y         Y       Y
Futures                                         Y         Y          Y         Y       Y
Options                                         Y         Y          Y         Y       Y
Foreign currencies                              Y         Y          Y         Y       Y
Forward currency contracts                                                     Y       Y
Borrowing money                                 Y         Y          Y         Y       Y
Lending of portfolio securities                 Y         Y          Y         Y       Y
Investment of securities lending collateral     Y         Y          Y         Y       Y
Short sales                                     Y         Y          Y         Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                              Y
Strip Bonds
Nationwide Contract
Municipal securities


                                                        GARTMORE   VAN KAMPEN                J.P.
                                               GVIT       GVIT        GVIT      GARTMORE    MORGAN
                                               SMALL    WORLDWIDE   COMSTOCK      GVIT       GVIT
      TYPE OF INVESTMENT OR TECHNIQUE        CAP VALUE   LEADERS     VALUE     NATIONWIDE  BALANCED
-------------------------------------------- ---------  ---------  ----------  ----------  --------

Stripped mortgage-backed securities
Collateralized mortgage obligations                                                           Y
Mortgage dollar rolls                                                                         Y
Asset-backed securities                                                            Y          Y
Bank and/or Savings and Loan obligations         Y          Y          Y           Y          Y
Repurchase agreements                            Y          Y          Y           Y          Y
Reverse repurchase agreements                    Y          Y          Y                      Y
Derivatives                                      Y          Y          Y           Y          Y
Warrants                                         Y          Y          Y           Y          Y
Futures                                          Y          Y          Y           Y          Y
Options                                                     Y          Y           Y          Y
Foreign currencies                                          Y
Forward currency contracts                                  Y
Borrowing money                                  Y          Y          Y           Y          Y
Lending of portfolio securities                  Y          Y          Y           Y
Investment of securities lending collateral      Y          Y          Y           Y
Short sales                                                 Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                               Y                                 Y
Strip Bonds
Nationwide Contract
Municipal securities


                                                           VAN KAMPEN  FEDERATED
                                                GARTMORE      GVIT       GVIT     GARTMORE  GARTMORE
                                                  GVIT       MULTI       HIGH       GVIT      GVIT
                                               GOVERNMENT    SECTOR     INCOME     MONEY      MONEY
     TYPE OF INVESTMENT OR TECHNIQUE              BOND        BOND       BOND      MARKET   MARKET II
-------------------------------------------    ----------  ----------  ---------  --------  ---------

Stripped mortgage-backed securities                Y           Y
Collateralized mortgage obligations                Y           Y
Mortgage dollar rolls                              Y           Y
Asset-backed securities                            Y           Y           Y         Y          Y
Bank and/or Savings and Loan obligations           Y           Y           Y         Y          Y
Repurchase agreements                              Y           Y           Y         Y          Y
Reverse repurchase agreements                                  Y           Y
Derivatives                                                    Y           Y
Warrants                                                       Y           Y
Futures                                                        Y           Y
Options                                                        Y           Y
Foreign currencies                                             Y           Y
Forward currency contracts                                     Y           Y
Borrowing money                                    Y           Y           Y         Y          Y
Lending of portfolio securities                    Y           Y           Y
Investment of securities lending collateral        Y           Y           Y
Short sales
Swap agreements                                                Y           Y
Credit Default Swaps                                           Y           Y
Extendable commercial notes                                                          Y          Y
Wrap contracts
Indexed securities
Strip Bonds                                        Y           Y
Nationwide Contract
Municipal securities                                           Y                     Y          Y

                                                               GARTMORE
                                             GARTMORE GVIT       GVIT      GARTMORE    GARTMORE
                                                 GLOBAL         GLOBAL       GVIT        GVIT
                                             TECHNOLOGY AND     HEALTH     EMERGING  INTERNATIONAL
      TYPE OF INVESTMENT OR TECHNIQUE        COMMUNICATIONS    SCIENCES    MARKETS      GROWTH
-------------------------------------------  --------------    ---------   --------  -------------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations           Y              Y           Y            Y
Repurchase agreements                              Y              Y           Y            Y
Reverse repurchase agreements                      Y
Derivatives                                        Y              Y           Y            Y
Warrants                                           Y              Y           Y            Y
Futures                                            Y              Y           Y            Y
Options                                            Y                          Y            Y
Foreign currencies                                 Y              Y           Y            Y
Forward currency contracts                         Y              Y           Y            Y
Borrowing money                                    Y              Y           Y            Y
Lending of portfolio securities                    Y              Y           Y            Y
Investment of securities lending collateral        Y              Y           Y            Y
Short sales                                        Y              Y                        Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                                            Y
Strip Bonds
Nationwide Contract
Municipal securities

                                               GARTMORE
                                                 GVIT     GARTMORE    GARTMORE   GARTMORE
                                                GLOBAL      GVIT        GVIT     GVIT U.S.
                                               FINANCIAL   GLOBAL    NATIONWIDE   GROWTH
      TYPE OF INVESTMENT OR TECHNIQUE          SERVICES   UTILITIES   LEADERS     LEADERS
-------------------------------------------    ---------  ---------  ----------  ---------

Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities                                                  Y           Y
Bank and/or Savings and Loan obligations           Y          Y          Y           Y
Repurchase agreements                              Y          Y          Y           Y
Reverse repurchase agreements                      Y          Y
Derivatives                                        Y          Y          Y           Y
Warrants                                           Y          Y          Y           Y
Futures                                            Y          Y          Y           Y
Options                                            Y          Y          Y           Y
Foreign currencies                                 Y          Y                      Y
Forward currency contracts                         Y          Y                      Y
Borrowing money                                    Y          Y          Y           Y
Lending of portfolio securities                    Y          Y          Y           Y
Investment of securities lending collateral        Y          Y          Y           Y
Short sales                                        Y          Y          Y           Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                                       Y           Y
Strip Bonds
Nationwide Contract
Municipal securities


                                                   GARTMORE GVIT  GARTMORE GVIT    GARTMORE    GARTMORE GVIT    GARTMORE
                                                     INVESTOR       INVESTOR         GVIT        INVESTOR         GVIT
                                                   DESTINATIONS   DESTINATIONS     INVESTOR    DESTINATIONS     INVESTOR
                                                    AGGRESSIVE     MODERATELY    DESTINATIONS   MODERATELY    DESTINATIONS
      TYPE OF INVESTMENT OR TECHNIQUE                              AGGRESSIVE      MODERATE    CONSERVATIVE   CONSERVATIVE
-------------------------------------------------  -----------    -------------  ------------  -------------  ------------
Stripped mortgage-backed securities
Collateralized mortgage obligations                      Y              Y             Y              Y             Y
Mortgage dollar rolls                                    Y              Y             Y              Y             Y
Asset-backed securities                                  Y              Y             Y              Y             Y
Bank and/or Savings and Loan obligations                 Y              Y             Y              Y             Y
Repurchase agreements                                    Y              Y             Y              Y             Y
Reverse repurchase agreements
Derivatives                                              Y              Y             Y              Y             Y
Warrants
Futures                                                  Y              Y             Y              Y             Y
Options                                                  Y              Y             Y              Y             Y
Foreign currencies                                       Y              Y             Y              Y             Y
Forward currency contracts                               Y              Y             Y              Y             Y
Borrowing money                                          Y              Y             Y              Y             Y
Lending of portfolio securities                          Y              Y             Y              Y             Y
Investment of securities lending collateral
Short sales                                              Y              Y             Y              Y             Y
Swap agreements                                          Y              Y             Y              Y             Y
Extendable commercial notes                              Y              Y             Y              Y             Y
Wrap contracts
Indexed securities                                       Y              Y             Y              Y             Y
Strip Bonds
Nationwide Contract                                                     Y             Y              Y             Y
Municipal securities                                     Y              Y             Y              Y             Y

                                               GVIT         GVIT       GARTMORE GVIT
                                                S&P     INTERNATIONAL   DEVELOPING
      TYPE OF INVESTMENT OR TECHNIQUE        500 INDEX      VALUE         MARKETS
-------------------------------------------  ---------  -------------  -------------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations         Y            Y              Y
Repurchase agreements                            Y            Y              Y
Reverse repurchase agreements
Derivatives                                      Y            Y              Y
Warrants                                         Y            Y              Y
Futures                                          Y            Y              Y
Options                                          Y            Y              Y
Foreign currencies                               Y            Y              Y
Forward currency contracts                       Y            Y              Y
Borrowing money                                  Y            Y              Y
Lending of portfolio securities                  Y            Y              Y
Investment of securities lending collateral      Y            Y              Y
Short sales                                      Y            Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                                           Y
Strip Bonds
Nationwide Contract
Municipal securities

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

      The GVIT S&P 500 Index Fund and GVIT Mid Cap Index Fund will be referred to herein, collectively, as the "Index Funds."

      GVIT S&P 500 Index Fund.   The investment objective of the GVIT S&P 500
Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

      GVIT MID CAP INDEX FUND. The investment objective of the GVIT Mid Cap Index Fund is to match the performance of the Standard & Poor's Mid Cap 400{reg-trade-mark} Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

      ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

      INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

      Because each Index Fund seeks to replicate the total return of its respective index, Fund Asset Management, L.P. ("FAM"), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, FAM may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, FAM judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

      FAM may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. FAM will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, FAM may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

      The ability of each Index Fund to satisfy its investment objective depends to some extent on FAM's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). FAM will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Funds' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, FAM generally will not attempt to judge the merits of any particular security as an investment.

      Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes, and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the GVIT S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)) and 150 basis points for the GVIT Mid Cap Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE GVIT INVESTOR DESTINATIONS FUNDS

      Each of the GVIT Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the GVIT Investor Destinations Funds discusses the investment objectives and strategies for each GVIT Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each GVIT Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the GVIT Investor Destinations Funds allocates its assets among the different Underlying Funds and - except for the GVIT Investor Destinations Aggressive Fund currently - the Nationwide contract (described more in detail below). Periodically, each GVIT Investor Destinations Fund will adjust its asset allocation within allocation ranges to ensure broad diversification and to adjust to changes in market conditions.

      The following is a list of the mutual funds that are part of the Gartmore group of funds (the "Gartmore Funds") that the GVIT Investor Destinations Funds may currently invest in. This list may be updated from time to time. As described below, Gartmore Mutual Fund Capital Trust ("GMF") has employed a subadviser for each of the index funds listed below. Each of the Underlying Funds which is a Gartmore Fund is described in the Statement of Additional Information for Gartmore Mutual Funds and its respective prospectuses.

o     Gartmore International Index Fund
o     Gartmore Small Cap Index Fund
o     Gartmore Mid Cap Market Index Fund
o     Gartmore Bond Index Fund
o     Gartmore S&P 500 Index Fund
o     Gartmore Enhanced Income Fund
o     Gartmore Money Market Fund

INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

      LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount, which would result in a lower rate of return to the Fund.

      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.

      Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

      o the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

      o the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

      o the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

      Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

      MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

      Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

      Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multiclass security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

      In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

      MONEY MARKET INSTRUMENTS. Money market instruments may include the following types of instruments:

      o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

      o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

      o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

      o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

      o     repurchase agreements;

      o     bank and savings and loan obligations;

      o commercial paper, which includes short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

      o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

      o high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

      o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extended commercial notes are determined to be illiquid, each of the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II will be limited to holding no more than 10% of its net assets in these and any other illiquid securities;

      o unrated short-term (maturity in 397 days or less) debt obligations that are determined by a Fund's adviser or subadviser to be of compatible quality to the securities described above.

      EXTENDABLE COMMERCIAL NOTES. The Gartmore GVIT Money Market Fund, the Gartmore GVIT Money Market Fund II and the Gartmore Money Market Fund (as an Underlying Fund for the GVIT Investor Destinations Funds) may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

      The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. A Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

      MUNICIPAL SECURITIES. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.

      Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

      An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

      Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

REPURCHASE AGREEMENTS

      In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery

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

transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LIMITED LIABILITY COMPANIES

      Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

      Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership 's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be 'publicly traded' will not be considered 'qualifying income' under the Internal Revenue Code of 1986, as amended, and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund 's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

LENDING PORTFOLIO SECURITIES

      A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

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

INVESTMENT OF SECURITIES LENDING COLLATERAL

      The cash collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the Statement of Additional Information. Collateral may also be invested in a money market investment company or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

      Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadvisers of such Funds believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING OR EMERGING MARKET COUNTRIES. Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      FOREIGN SOVEREIGN DEBT. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see below), and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

BRADY BONDS

      Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as supranational institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. If an issuer defaults with respect to collateralized Brady Bonds and as a result the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

REAL ESTATE SECURITIES

      Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage

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REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

      Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that

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fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

      A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

      Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

      An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

      Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of

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directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of a Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      A Fund may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A of the Securities Act which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable subadviser or the adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33 1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and repurchase agreements which may be considered a form of borrowing.

DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund's interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

      SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges

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or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      COMMODITY FUTURES CONTRACTS. The Gartmore GVIT Nationwide Fund, the GVIT Small Cap Value Fund, and the GVIT Small Company Fund may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Funds may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

          o STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Funds are invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

          o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Funds. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Funds to reinvest the proceeds of a maturing contract in a new futures contract, the Funds might reinvest at higher or lower futures prices, or choose to pursue other investments.

          o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.

      SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

      Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Two types of swap agreements that some Funds may utilize, among others, are credit default swaps or total rate of return swaps.

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

      CREDIT DEFAULT SWAPS. A Fund may enter into credit default swap contracts. A credit default swap is an agreement in which one party transfers its third party credit risk to the other party. One party in this swap is essentially the lender and bears the credit risk from the third party. The counterparty in the agreement insures this risk in return for receipt of regular periodic payments (like insurance premiums from the insured party). If the third party defaults, the insuring party must purchase the defaulted asset from the insured party and the insured party pays the insuring party the remaining interest on the debt as well as the principal. A Fund might use, credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

      As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed- upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      TOTAL RATE OF RETURN SWAPS. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund's stated benchmark.

      STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

      HYBRID INSTRUMENTS. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

      CREDIT LINKED NOTES. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or
(ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

      FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund's adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

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

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES

      As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the GVIT Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

      A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

BANK OBLIGATIONS

      Bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

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

      Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalents or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered borrowings by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

      Each of the GVIT Investor Destinations Funds (except the GVIT Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the stable nature of the Nationwide Contract should reduce a GVIT Investor Destinations Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

TEMPORARY INVESTMENTS

      Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the GVIT Mid Cap Index Fund and GVIT S&P 500 Index Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. The GVIT Mid Cap Index Fund and GVIT S&P 500 Index Fund use an indexing strategy and do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance, although they may use temporary investments pending investment of cash balances or to manage anticipated redemption activity.


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

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Funds:

o May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT U.S. Growth Leaders Fund, Gartmore GVIT Worldwide Leaders Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT Global Technology and Communications Fund, GVIT S&P 500 Index Fund and each of the GVIT Investor Destinations Funds:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each of the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Technology and Communications Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT U.S. Growth Leaders Fund and the GVIT Investor Destinations Funds:

o May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Each of the Gartmore GVIT Growth Fund, Gartmore GVIT Nationwide Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II may not:

o Purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The GVIT Investor Destinations Funds:

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

The GVIT S&P 500 Index Fund:

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

CONCENTRATION POLICIES

      Each of the following Funds invests 25% or more of its assets in the securities of companies in the same or related industries as described below:

THE GARTMORE GVIT U.S. GROWTH LEADERS FUND*:

o Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND*:

o Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE GARTMORE GVIT GLOBAL UTILITIES FUND*:

o Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

THE GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND*:

o Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

THE GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND:

o Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

      o For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

      The following are the NON-FUNDAMENTAL operating policies of each of the Funds, except Gartmore GVIT Nationwide Fund, Gartmore GVIT Growth Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

o Sell securities short (except for the GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders
      Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

o Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

o Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      The following are the NON-FUNDAMENTAL operating policies of the Gartmore GVIT Growth Fund, Gartmore GVIT Nationwide Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

No such Fund may:

o     Make short sales of securities.

o Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

o Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and
      (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

      The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

      INTERNAL REVENUE CODE RESTRICTIONS

      In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

      Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.

      1) A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
      2) A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
      3) A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
      4) A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

      Each U.S. government agency or instrumentality shall be treated as a separate issuer.


PORTFOLIO TURNOVER

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2004 and 2005, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

 FUND                                                         2004       2005

 Gartmore GVIT Global Health Sciences Fund                 424.94%(1) 366.90%(1)
 Gartmore GVIT Global Financial Services Fund              127.69%(2) 217.57%(2)
 Gartmore GVIT Global Technology and Communications Fund   728.29%(3) 571.34%(3)
 Gartmore GVIT Global Utilities Fund                       358.63%(4) 234.81%(4)
 Gartmore GVIT U.S. Growth Leaders Fund                    520.00%(5) 447.55%(5)
 Gartmore GVIT Worldwide Leaders Fund                      452.01%(6) 360.00%(6)
 Gartmore GVIT Mid Cap Growth Fund                          90.14%(7)  56.01%(7)
 Van Kampen GVIT Multi Sector Bond Fund                    212.84%(8) 157.82%(8)
 Gartmore GVIT Nationwide Leaders Fund                     259.37%(9) 483.17%(9)

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

(1) The portfolio manager for the Gartmore GVIT Global Health Sciences Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal 2005, the portfolio manager made fewer changes than he deemed necessary in fiscal 2004.

(2) The portfolio manager for the Gartmore GVIT Global Financial Services Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.

(3) The portfolio manager for the Gartmore GVIT Technology Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2005, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2004.

(4) The portfolio manager for the Gartmore GVIT Global Utilities Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2005, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2004.

(5) The portfolio manager for the Gartmore GVIT US Growth Leaders Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In addition, because the Gartmore GVIT US Growth Leaders Fund focuses on a smaller group of core holdings any buy-sell decision on a security has a large impact on the portfolio turnover rate.

(6) The portfolio manager for the Gartmore GVIT Worldwide Leaders Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In addition, because the Gartmore GVIT Worldwide Leaders Fund focuses on a smaller group of core holdings any buy-sell decision on a security has a large impact on the portfolio turnover rate.

(7) The portfolio manager for the Gartmore GVIT Mid Cap Growth Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2005, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2004.

(8) The portfolio manager for the Gartmore GVIT Multi-Sector Bond Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2005, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2004.

(9) The portfolio manager for the Gartmore GVIT Nationwide Leaders Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.

      High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.

INSURANCE LAW RESTRICTIONS

      In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, GMF and Gartmore Global Asset Management Trust ("GGAMT") (collectively, the "Advisers") and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Advisers may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR SHAREHOLDERS

      Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. For Funds that have not yet commenced operations, it is expected that upon commencement of the public offering, Gartmore or one of its affiliates will own all or substantially all of the new fund's shares.

      As of April 4, 2006 the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

      As of April 4, 2006, the record shareholders identified below held five percent or greater of the shares of a class of a Fund. Shareholders who hold 25 percent or greater of a Fund (or of a class of shares of a Fund, as appropriate) are deemed to be "controlling" shareholders due in part to their power to vote shares held. Nevertheless, pursuant to an order received from the Securities and Exchange Commission, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

                                                                 PERCENT OF THE
                                                                    CLASS TOTAL
                                                                 ASSETS HELD BY
 FUND/CLASS                                NO. OF SHARES        THE SHAREHOLDER

 GVIT INTERNATIONAL VALUE CL VI

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    3,236,139.378                  100.00%

 GVIT INTL VALUE FUND CLASS I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      242,077.117                  100.00%

 GVIT INTL VALUE FUND CLASS II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      159,390.347                  100.00%

 GVIT INTL VALUE FUND CLASS III

 NATIONWIDE PROVIDENT
 PO BOX 182029
 COLUMBUS OH 432182029                      669,572.309                    9.24%

 NATIONWIDE PROVIDENT
 PO BOX 182029
 COLUMBUS OH 432182029                    1,408,637.622                   19.44%

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    5,113,151.646                   70.56%

 GVIT INTL VALUE FUND CLASS IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                      879,278.662                   22.92%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 PO BOX 182029
 COLUMBUS OH 432182029                    2,956,315.157                   77.08%

 GVIT MID CAP INDEX FD CL I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                   31,848,916.881                   97.50%

 GVIT MID CAP INDEX FUND CLASS II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      494,278.739                   39.44%

 GREAT WEST LIFE & ANNUITY INS CO
 8515 E ORCHARD RD
 GREENWOO CO 80111                           734,509.828                  58.61%
 D VILLAGE

                                                                 PERCENT OF THE
                                                                    CLASS TOTAL
                                                                 ASSETS HELD BY
 FUND/CLASS                                NO. OF SHARES        THE SHAREHOLDER

  FEDERATED GVIT HIGH INCOME BOND FD CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                   21,592,407.078                   98.64%

 FEDERATED GVIT HIGH INCOME BOND FD CLIII

 NATIONWIDE PROVIDENT
 PO BOX 182029
 COLUMBUS OH 432182029                    8,932,852.853                   97.54%

 GARTMORE GVIT DEVELOPING MARKETS CL II

 AMERICAN SKANDIA LIFE ASSURANCE CORP
 MAIL STOP 02-07-01
 NEWARK  NJ 07102                        24,245,108.740                   93.34%

 GARTMORE GVIT EMERGING MARKETS FD CL I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    2,589,337.272                   94.34%

 GARTMORE GVIT EMERGING MARKETS FD CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      591,268.151                  100.00%

 GARTMORE GVIT EMERGING MARKETS FD CL III

 NATIONWIDE PROVIDENT
 PO BOX 182029
 COLUMBUS OH 432182029                      925,980.572                    6.78%

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                   12,473,721.550                   91.30%

 GARTMORE GVIT EMERGING MARKETS FD CL VI

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    3,642,228.932                  100.00%

 GARTMORE GVIT GBL FINANCIAL SERV FD CL I

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 PO BOX 182029
 COLUMBUS OH 432182029                       29,354.093                    5.86%

 NATIONWIDE  INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                       87,818.441                   17.52%

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                      378,103.589                   75.44%

                                                                 PERCENT OF THE
                                                                    CLASS TOTAL
                                                                 ASSETS HELD BY
 FUND/CLASS                                NO. OF SHARES        THE SHAREHOLDER

  GARTMORE GVIT GBL FINANCIAL SRVS CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      131,729.992                  100.00%

 GARTMORE GVIT GBL FINANCIAL SRVS CL III

 NATIONWIDE INSURANCE CO
 ONE NATIONWIDE PLAZA
 COLUMBUS OH 432152220                    1,848,042.723                   97.80%

 GARTMORE GVIT GBL HEALTH SCI FD CL I

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                       58,077.856                    8.02%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 PO BOX 182029
 COLUMBUS OH 432182029                      101,500.092                   14.02%

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                      563,051.651                   77.75%

 GARTMORE GVIT GBL HEALTH SCI FD CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      242,416.548                  100.00%

 GARTMORE GVIT GBL HEALTH SCI FD CL III

 NATIONWIDE PROVIDENT
 PO BOX 182029
 COLUMBUS OH 432182029                      414,319.992                    9.53%

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    3,854,416.661                   88.65%

 GARTMORE GVIT GBL HEALTH SCI FD CL VI

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    1,102,263.278                  100.00%

 GARTMORE GVIT GBL TECH & COMM FD CL I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    3,274,618.193                   92.40%

 GARTMORE GVIT GBL UTILITIES FD CL I

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 PO BOX 182029
 COLUMBUS OH 432182029                       26,414.191                    6.67%

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                      366,453.568                   92.50%

                                                                PERCENT OF THE
                                                                    CLASS TOTAL
                                                                 ASSETS HELD BY
 FUND/CLASS                                NO. OF SHARES        THE SHAREHOLDER

 GARTMORE GVIT GBL UTILITIES FD CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                       87,013.871                  100.00%

 GARTMORE GVIT GBL UTILITIES FD CL III

 NATIONWIDE INSURANCE CO
 ONE NATIONWIDE PLAZA
 COLUMBUS OH 432152220                    2,857,271.493                   96.39%

 GARTMORE GVIT GLOBAL TECH AND COMM CL II

 NATIONWIDE LIFE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                      392,456.175                  100.00%

 GARTMORE GVIT GLOBAL TECH&COMM FD CL III

 NATIONWIDE PROVIDENT
 PO BOX 182029
 COLUMBUS OH 432182029                      693,523.296                   15.85%

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    3,531,431.611                   80.71%

 GARTMORE GVIT GLOBAL TECH&COMM FD CL VI

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      971,343.774                  100.00%

 GARTMORE GVIT GOVERNMENT BOND FD CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                   91,777,475.982                   98.01%

 GARTMORE GVIT GOVERNMENT BOND FD CL III

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    1,009,193.033                   99.37%

 GARTMORE GVIT GOVERNMENT BOND FUND CL II

 NATIONWIDE LIFE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                    1,329,382.607                  100.00%

 GARTMORE GVIT GOVERNMENT BOND FUND CL IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                    1,033,182.163                   30.97%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 PO BOX 182029
 COLUMBUS OH 432182029                    2,302,485.167                   69.03%

                                                                 PERCENT OF THE
                                                                    CLASS TOTAL
                                                                 ASSETS HELD BY
 FUND/CLASS                                NO. OF SHARES        THE SHAREHOLDER

 GARTMORE GVIT GROWTH FD CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                    16,150,164.419                  98.46%

 GARTMORE GVIT GROWTH FUND CLASS IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                       708,032.159                  23.42%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 PO BOX 182029
 COLUMBUS OH 432182029                     2,315,717.386                  76.58%

 GARTMORE GVIT INTL GROWTH FD CL I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                       761,416.526                  95.55%

 GARTMORE GVIT INTL GROWTH FD CLASS III

 NATIONWIDE LIFE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                     5,514,727.358                  99.41%

 GARTMORE GVIT INV DEST AGGRESSIVE FD II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    50,120,672.355                  99.46%

 GARTMORE GVIT INV DEST AGGRESSIVE FD VI

 NATIONWIDE PROVIDENT
 PO BOX 182029
 COLUMBUS OH 432182029                        45,502.614                   6.11%

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                       698,820.810                  93.89%

 GARTMORE GVIT INV DEST CONSERV FD CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    29,571,976.113                  99.65%

 GARTMORE GVIT INV DEST CONSERV FD CL VI

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                       424,545.151                  98.44%

 GARTMORE GVIT INV DEST MOD AGGRESS FD II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                   109,582,487.733                  98.93%

                                                                PERCENT OF THE
                                                                   CLASS TOTAL
                                                                ASSETS HELD BY
 FUND/CLASS                               NO. OF SHARES        THE SHAREHOLDER

 GARTMORE GVIT INV DEST MOD AGGRESS FD VI

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      657,220.077                   98.44%

 GARTMORE GVIT INV DEST MOD CONSERV FD II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                   49,917,060.424                   99.67%

 GARTMORE GVIT INV DEST MOD CONSERV FD VI

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      366,514.540                   98.13%

 GARTMORE GVIT INV DEST MODERATE FD CL VI

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    1,418,548.231                   98.92%

 GARTMORE GVIT INV DEST MODERATE FD II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                  153,746,768.161                   99.33%

 GARTMORE GVIT MID CAP GROWTH CL IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                      743,205.778                   21.80%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 OF AMERICA VAR LIFE SEPARATE ACCOUNT
 PO BOX 182029
 COLUMBUS OH 432182029                    2,665,755.977                   78.20%

 GARTMORE GVIT MID CAP GROWTH FUND CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                    4,843,691.538                   98.68%

 GARTMORE GVIT MID CAP GROWTH FUND CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    1,495,838.948                  100.00%

 GARTMORE GVIT MID CAP GROWTH FUND CL III

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                       51,645.377                   98.97%

                                                                PERCENT OF THE
                                                                   CLASS TOTAL
                                                                ASSETS HELD BY
 FUND/CLASS                               NO. OF SHARES        THE SHAREHOLDER

 GARTMORE GVIT MONEY MARKET FD CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                1,151,514,494.631                   98.80%

 GARTMORE GVIT MONEY MARKET FUND CLASS IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 18029
 COLUMBUS OH 432182029                   20,693,458.330                   24.93%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 OF AMERICA VAR LIFE SEPARATE ACCOUNT
 PO BOX 182029
 COLUMBUS OH 432182029                   62,326,794.410                   75.07%

 GARTMORE GVIT MONEY MARKET FUND CLASS V

 NATIONWIDE  INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                   66,828,352.300                   19.98%

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                  267,686,246.050                   80.02%

 GARTMORE GVIT MONEY MARKET FUND II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                  288,886,215.890                  100.00%

 GARTMORE GVIT NATIONWIDE FUND CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                  118,766,524.636                   96.93%

 GARTMORE GVIT NATIONWIDE FUND CL III

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      139,297.814                   98.77%

 GARTMORE GVIT NATIONWIDE FUND CLASS II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    3,876,034.944                  100.00%

 GARTMORE GVIT NATIONWIDE FUND CLASS IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                    1,090,308.282                    8.12%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 OF AMERICA VAR LIFE SEPARATE ACCOUNT
 PO BOX 182029
 COLUMBUS OH 432182029                   12,336,827.360                   91.88%

                                                                PERCENT OF THE
                                                                   CLASS TOTAL
                                                                ASSETS HELD BY
 FUND/CLASS                               NO. OF SHARES        THE SHAREHOLDER

 GARTMORE GVIT NATIONWIDE LDRS FD CL III

 NATIONWIDE INSURANCE CO
 ONE NATIONWIDE PLAZA
 COLUMBUS OH 432152220                    1,575,570.753                   99.22%

 GARTMORE GVIT NATIONWIDE LEADERS FD CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                      106,806.884                  100.00%

 GARTMORE GVIT U.S. GRWTH LDRS FD CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    2,023,536.962                  100.00%

 GARTMORE GVIT U.S. GRWTH LDRS FD CL III

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                    3,550,185.079                   99.60%

 GARTMORE GVIT U.S. GRWTH LEADERS FD CL I

 NATIONWIDE PROVIDENT
 PO BOX 182029
 COLUMBUS OH 432182029                      132,302.021                   12.26%

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                      912,785.419                   84.55%

 GARTMORE GVIT WORLDWIDE LEADERS FD CL I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    2,146,000.972                   98.80%

 GARTMORE GVIT WORLDWIDE LEADERS FD CLIII

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    1,349,873.535                   99.58%

 GVIT S&P 500 INDEX FUND CLASS IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                    7,156,311.057                   24.08%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 PO BOX 182029
 COLUMBUS OH 432182029                   22,557,411.436                   75.92%

 GVIT SMALL CAP GROWTH FD CL I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    8,616,916.853                   97.62%

                                                                PERCENT OF THE
                                                                   CLASS TOTAL
                                                                ASSETS HELD BY
 FUND/CLASS                               NO. OF SHARES        THE SHAREHOLDER

 GVIT SMALL CAP GROWTH FD CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    1,269,439.729                  100.00%

 GVIT SMALL CAP GROWTH FUND CLASS III

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                       56,658.380                   99.92%

 GVIT SMALL CAP VALUE FUND CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                   51,641,204.491                   98.53%

 GVIT SMALL CAP VALUE FUND CLASS II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    3,877,117.281                  100.00%

 GVIT SMALL CAP VALUE FUND CLASS III

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      129,854.001                   99.14%

 GVIT SMALL CAP VALUE FUND CLASS IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                    1,191,471.185                   27.40%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 C/O IPO PORTFOLIO ACCOUNTING
 PO BOX 182029
 COLUMBUS OH 432182029                    3,157,394.664                   72.60%

 GVIT SMALL COMPANY FUND CL I

 NATIONWIDE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                   33,930,688.930                   98.19%

 GVIT SMALL COMPANY FUND CL II

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    3,552,643.412                  100.00%

 GVIT SMALL COMPANY FUND CLASS III

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                      108,712.081                   99.38%

                                                                PERCENT OF THE
                                                                   CLASS TOTAL
                                                                ASSETS HELD BY
 FUND/CLASS                               NO. OF SHARES        THE SHAREHOLDER

 GVIT SMALL COMPANY FUND CLASS IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                      490,851.922                   27.04%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 C/O IPO PORTFOLIO ACCOUNTING
 PO BOX 18029
 COLUMBUS OH 432182029                    1,324,357.643                   72.96%

 JP MORGAN GVIT BALANCE FUND CLASS IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                      889,604.471                   19.08%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 OF AMERICA VAR LIFE SEPARATE ACCOUNT
 PO BOX 182029
 COLUMBUS OH 432182029                    3,773,227.971                   80.92%

 JP MORGAN GVIT BALANCED FD CLASS I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    1,285,495.296                    7.49%

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                   15,870,438.699                   92.51%

 VAN KAMPEN GVIT COMSTOCK VALUE FD CL I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                    8,810,182.322                   99.93%

 VAN KAMPEN GVIT COMSTOCK VALUE FD CL II

 NATIONWIDE LIFE INSURANCE CO
 PO BOX 182029
 COLUMBUS OH 432182029                    7,343,532.370                   99.58%

 VAN KAMPEN GVIT COMSTOCK VALUE FD CL IV

 NATIONWIDE LIFE AND ANNUITY COMPANY
 OF AMERICA NLACA
 PO BOX 182029
 COLUMBUS OH 432182029                    1,232,576.668                   26.28%

 NATIONWIDE LIFE INSURANCE CO OF AMERICA
 PO BOX 182029
 COLUMBUS OH 432182029                    3,458,407.983                   73.72%

 VAN KAMPEN GVIT MULTI-SECTOR BOND CL I

 NATIONWIDE INSURANCE COMPANY
 PO BOX 182029
 COLUMBUS OH 432182029                   25,322,033.132                   97.58%

      To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have "control" over matters which are subject to a vote of the Fund's shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriter or affiliated persons of the Funds' investment advisers or principal underwriter. The Trust's general policy with respect to the release of portfolio holdings is to withhold release of information regarding the securities that comprise a Fund's portfolio on any given date, until at least 15 days after such date and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The policy and related procedures are applicable to the Funds' respective investment advisers, and any sub-advisers to the Funds. The Funds apply this policy uniformly to all including individual and institutional investors; intermediaries; affiliated persons of the Funds; and to all third party service providers and rating agencies except in the limited exceptions specifically set forth below. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

      Exceptions to the portfolio holdings release policy described above can only be authorized by the Chief Investment Officer, the Chief Administrative Officer or their duly authorized delegate and will be made only when:

      * A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
      * The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
      * The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

      Portfolio holdings information that is not publicly available will be released selectively and only pursuant to the exceptions described above. In most cases where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 days old. Nevertheless, the Chief Investment Office, The Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holding information. The Funds disclose their complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

      Under this policy, the receipt of compensation by a Fund, an investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information is not be deemed a legitimate business purpose and is strictly forbidden.

      Eligible third parties to whom portfolio holdings information may be released in connection with the Funds' legitimate business purpose for releasing such information in advance of general release include the following:

      *     Data consolidators (including ratings agencies);
      *     Fund rating/ranking services and other data providers; and
      *     Service providers to the Funds.

      If portfolio holdings information is disclosed to third parties in violation of any provision of this policy, the information will be immediately filed with the SEC, or by another method or combination of methods that is reasonably designed to effect broad, non-exclusionary distribution of the information to the public.

      The Funds' investment advisers conduct periodic reviews of compliance with the policy and the Funds' CCO provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment advisers' compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.


TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS


                              TERM OF
                               OFFICE                                                                    NUMBER OF
                                WITH                                                                    PORTFOLIOS
                              TRUST -                                                                     IN FUND         OTHER
NAME, ADDRESS,  POSITION(S)  LENGTH OF                                                                    COMPLEX     DIRECTORSHIPS
 AND YEAR OF     HELD WITH      TIME                        PRINCIPAL OCCUPATINS(S)                     OVERSEEN BY       HELD
   BIRTH          FUND        SERVED*                       DURING PAST FIVE YEARS                        TRUSTEE     BY TRUSTEE**
Charles E.        Trustee      Since     Mr. Allen is Chairman, Chief Executive Officer and President       92            None
Allen                        July 2000   of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).
c/o Gartmore
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1948

Paula H.J.        Trustee    Since July  Ms. Cholmondeley is an independent strategy consultant.            92       Director of
Cholmondeley                    2000     Ms. Cholmondeley was Vice President and General Manager of                  Dentsply
                                         Specialty Products at Sappi Fine Paper North America (1998 -                International,
c/o Gartmore                             2004).                                                                      Inc., Minerals
Global                                                                                                               Technologies,
Investments,                                                                                                         Inc., Albany
Inc. 1200                                                                                                            International
River Road,                                                                                                          Corp., Terex
Suite 1000,                                                                                                          Corporation and
Conshohocken,                                                                                                        Ultralife
PA 19428                                                                                                             Batteries,
                                                                                                                     Inc.,
1947

                              TERM OF
                               OFFICE                                                                    NUMBER OF
                                WITH                                                                    PORTFOLIOS
                              TRUST -                                                                     IN FUND         OTHER
NAME, ADDRESS,  POSITION(S)  LENGTH OF                                                                    COMPLEX     DIRECTORSHIPS
 AND YEAR OF     HELD WITH      TIME                        PRINCIPAL OCCUPATINS(S)                     OVERSEEN BY       HELD
   BIRTH          FUND        SERVED*                       DURING PAST FIVE YEARS                        TRUSTEE     BY TRUSTEE**

C. Brent          Trustee    Since 1990  Dr. DeVore is President of Otterbein College.                      92            None
DeVore***

c/o Gartmore
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1940

Phyllis Kay       Trustee      Since     Beginning in February 2006 Ms. Dryden is employed by Mitchell      92            None
Dryden                        December   Madison, a management consulting company. Ms. Dryden was a
                                2004     former Managing Partner of marchFIRST, a global management
c/o Gartmore                             consulting firm prior to 2002.
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1947

Barbara L.        Trustee      Since     Retired.                                                           92            None
Hennigar                     July 2000

c/o Gartmore
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1935

Barbara I.        Trustee      Since     Ms. Jacobs has served as Chairman of the Board of Directors        92            None
Jacobs                        December   of KICAP Network Fund, a European (United Kingdom) hedge
                                2004     fund, since January 2001.  Prior to 2004, Ms. Jacobs was also
c/o Gartmore                             a Managing Director and European Portfolio Manager of CREF
Global                                   Investments (Teachers Insurance and Annuity Association -
Investments,                             College Retirement Equities Fund).
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1950


                              TERM OF
                               OFFICE                                                                    NUMBER OF
                                WITH                                                                    PORTFOLIOS
                              TRUST -                                                                     IN FUND         OTHER
NAME, ADDRESS,  POSITION(S)  LENGTH OF                                                                    COMPLEX     DIRECTORSHIPS
 AND YEAR OF     HELD WITH      TIME                        PRINCIPAL OCCUPATINS(S)                     OVERSEEN BY       HELD
   BIRTH          FUND        SERVED*                       DURING PAST FIVE YEARS                        TRUSTEE     BY TRUSTEE**
Douglas F.        Trustee      Since     Mr. Kridler is the President and Chief Executive Officer of        92            None
Kridler                      September   the Columbus Foundation (a Columbus, OH-based foundation
                                1997     which manages over 1,000 individual endowment funds). Prior
c/o Gartmore                             to January 31, 2002, Mr. Kridler was the President of the
Global                                   Columbus Association for the Performing Arts and Chairman of
Investments,                             the Greater Columbus Convention and Visitors Bureau.
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1955

Michael D.        Trustee      Since     Retired. Mr. McCarthy was Chairman of VMAC (Commodity Swaps)       92            None
McCarthy                      December   from October 2002 until June 2005 and a partner of Pineville
                                2004     Properties, LLC (a commercial real estate development firm)
c/o Gartmore                             from September 2000 through June 2005.
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1947

David C.        Trustee and    Since     Retired.                                                           92            None
Wetmore          Chairman       1995

c/o Gartmore
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1948

* The term of office length is until a director resigns. Length of time served includes time served with predecessor of the Trust.
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.
*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serves as an investment adviser or principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation ("NC") and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

                                                                                                         NUMBER OF
                              TERM OF                                                                   PORTFOLIOS
                              OFFICE                                                                      IN FUND         OTHER
NAME, ADDRESS,  POSITION(S)   LENGTH                                                                      COMPLEX     DIRECTORSHIPS
 AND YEAR OF     HELD WITH    OF TIME                       PRINCIPAL OCCUPATINS(S)                     OVERSEEN BY       HELD
   BIRTH          FUND        SERVED(1)                     DURING PAST FIVE YEARS                        TRUSTEE     BY TRUSTEE**

Paul J.           Trustee      Since    Mr. Hondros is President and Chief Executive Officer of            92(3)           None
Hondros                      July 2000  Gartmore Distribution Services, Inc.(1), Gartmore Investor
                                        Services, Inc.(1), Gartmore Morley Capital Management,
Gartmore                                Inc.(1), Gartmore Morley Financial Services, Inc.(1),
Global                                  NorthPointe Capital, LLC(1),  GGAMT(1), GGI(1), GMF(1),and
Investments,                            GSA(1) and a Director of Nationwide Securities, Inc.(1) as
Inc. 1200                               well as several entities within Nationwide Financial
River Road,                             Services, Inc.
Suite 1000,
Conshohocken,
PA 19428

1948

Arden L.          Trustee    February   Retired. Mr. Shisler is the former President and Chief              92         Director of
Shisler                        2000     Executive Officer of KeB Transport, Inc., a trucking firm                       Nationwide
                                        (2000 through 2002), He served as a consultant to KeB from                      Financial
c/o Gartmore                            January 2003 through December 2004. He is Chairman of the                     Services, Inc.
Global                                  Board for Nationwide Mutual Insurance Company(1) and a
Investments,                            Director of Nationwide Financial Services, Inc. (1)
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1941

Gerald J.        Treasurer     Since    Mr. Holland is Senior Vice President - Operations for GGI(1),       92             None
Holland                        March    GMF(1) and GSA.(1) He was Assistant Treasurer to the Funds.
                               2001
Gartmore
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

                                                                                                         NUMBER OF
                              TERM OF                                                                   PORTFOLIOS
                              OFFICE                                                                      IN FUND         OTHER
NAME, ADDRESS,  POSITION(S)   LENGTH                                                                      COMPLEX     DIRECTORSHIPS
 AND YEAR OF     HELD WITH    OF TIME                       PRINCIPAL OCCUPATINS(S)                     OVERSEEN BY       HELD
   BIRTH          FUND        SERVED(1)                     DURING PAST FIVE YEARS                        TRUSTEE     BY TRUSTEE**
1951

Eric E. Miller   Secretary     Since    Mr. Miller is Senior Vice President, Chief Counsel for              92             None
                             December   GGI,(1) GMF,(1) and GSA(1). Prior to August 2002, he was a
Gartmore                       2002     Partner with Stradley Ronon Stevens & Young, LLP.
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1953

(1) This position is held with an affiliated person or principal underwriter of the Funds. Length of time served includes time served with predecessor of the Trust.
(2) Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
(3) Mr. Hondros is also an Administrative Committee Member for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC and The Leaders Long-Short Fund LDC four private investment companies (hedge funds) managed by Gartmore SA Capital Trust.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

      The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance.

      The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; and (g) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following
Trustees: Mr. Allen, Ms. Cholmondeley (Chairman), Ms. Jacobs and Mr. Wetmore.

      The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the actions of the principal underwriter and others with respect to the distribution of the Trust's shares, including oversight of the Trust's 12b-1 Plan and Administrative Services Plan; and (d) oversee the investment advisers' brokerage practices related to the Trust. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman) and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

      The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Ms. Cholmondeley, Mr. DeVore (Chairman), Ms. Dryden,, Mr. Wetmore and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Gartmore Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; and (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's fund and any other account managed by the portfolio manager. This Committee met four times during the past fiscal year and currently consists of the following
Trustees: Ms. Hennigar (Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy and Mr. Shisler, each of whom (except Mr. Shisler) is not an interested person of the Trust, as defined in the 1940 Act.

OWNERSHIP OF SHARES OF GARTMORE FUNDS AS OF DECEMBER 31, 2005


  NAME OF         DOLLAR RANGE                AGGREGATE DOLLAR RANGE OF
  TRUSTEE          OF EQUITY               EQUITY SECURITIES AND/OR SHARES
                  SECURITIES                IN ALL REGISTERED INVESTMENT
                 AND/OR SHARES            COMPANIES OVERSEEN BY TRUSTEE IN
                 IN THE FUNDS*             FAMILY OF INVESTMENT COMPANIES

Charles E.          None                          $10,001-$50,000
Allen,
Paula H.J.          None                          $10,001-$50,000
Cholmondeley
C. Brent            None                           Over $100,000
DeVore
Phyllis Kay         None                          $10,001-$50,000
Dryden
Barbara L.          None                          $10,001-$50,000
Hennigar
Barbara I.          None                          $50,001-$100,000
Jacobs
Douglas F.          None                          $10,001-$50,000
Kridler
Michael D.          None                                None
McCarthy
David C.            None                           Over $100,000
Wetmore
Paul J.             None                           Over $100,000
Hondros
Arden L.            None                           Over $100,000
Shisler

* Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2005

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS



                           NAME OF
                         OWNERS AND                TITLE OF CLASS
                        RELATIONSHIPS    NAME OF         OF         VALUE OF     PERCENT OF
   NAME OF TRUSTEE       TO TRUSTEE      COMPANY      SECURITY     SECURITIES      CLASS
Charles E. Allen           N/A             N/A          N/A           None         N/A
Paula H.J. Cholmondeley    N/A             N/A          N/A           None         N/A
C. Brent DeVore            N/A             N/A          N/A           None         N/A
Phyllis Kay Dryden         N/A             N/A          N/A           None         N/A
Barbara L. Hennigar        N/A             N/A          N/A           None         N/A
Barbara I. Jacobs          N/A             N/A          N/A           None         N/A
Douglas F. Kridler         N/A             N/A          N/A           None         N/A
Michael D. McCarthy        N/A             N/A          N/A           None         N/A
David C. Wetmore           N/A             N/A          N/A           None         N/A

(1) Investment advisers include Gartmore Mutual Fund Capital Trust and Gartmore Global Asset Management Trust.

(2) As of December 31, 2005, subadvisers included The Dreyfus Corporation (which is no longer a subadviser), Epoch Investment Partners, Inc., Federated Investment Management Company, Gartmore Global Partners, J.P. Morgan Investment Management Inc., Neuberger Berman, LLC, Morgan Stanley Investment Management, Inc., Waddell & Reed Investment Management Company, Van Kampen Asset Management, Inc., SsgA Funds Management, Inc. (which is no longer a subadviser), Oberweis Asset Management, Inc. and American Century Investments, Inc.
(3) Or any company, other than an investment company, that controls a Fund's adviser or distributor. The distributor is Gartmore Distribution Services, Inc.

COMPENSATION OF TRUSTEES

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended December 31, 2005. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Gartmore Funds for the fiscal year ended December 31, 2005. Trust officers receive no compensation from the Trust in their capacity as officers.

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                      AGGREGATE                                                       ESTIMATED ANNUAL
  NAME OF         COMPENSATION FROM   PENSION RETIREMENT BENEFITS ACCRUED AS PART       BENEFITS UPON          TOTAL COMPENSATION
  TRUSTEE             THE TRUST                    OF TRUST EXPENSES                     RETIREMENT            FOR THE COMPLES(1)

Charles E.       $     60,750                             NA                                 NA                $     120,500
Allen
Paula H.J.             71,458                             NA                                 NA                      142,916
Cholmondeley
C. Brent               50,000                             NA                                 NA                      100,000
DeVore
Phyllis Kay            46,500                             N/A                                N/A                     93,000
Dryden
Barbara L.             51,500                             NA                                 NA                      103,000
Hennigar
Barbara I.             47,000                             N/A                                N/A                     94,000
Jacobs
Douglas F.             61,500                             NA                                 NA                      123,000
Kridler
Michael D.             43,500                             N/A                                N/A                     87,000
McCarthy
David                  67,125                             NA                                 NA                      133,250
Wetmore
Paul J.                  N/A                              NA                                 NA                        N/A
Hondros(2)
Arden L.               50,375                             NA                                 NA                      100,750
Shisler

   (1) On December 31, 2005, the Fund Complex included two trusts comprised of 92 investment company funds or series.
   (2) Does not receive compensation from the Trust for meeting attendance or being a Trustee.

CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust).

INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

      The Trust pays the compensation of the Trustees who are not employees of Gartmore Global Investments, Inc. ("GGI"), or its affiliates, and all expenses, including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Advisers may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISERS

      GMF oversees the management of each of the Funds, other than the Gartmore GVIT Developing Markets, Gartmore GVIT Emerging Markets, Gartmore GVIT International Growth, Gartmore GVIT Global Financial Services and Gartmore GVIT Global Utilities Funds, for which GGAMT oversees management. GMF and GGAMT (together, the "Advisers") manage the Funds pursuant to Investment Advisory Agreements with the Trust (the "Investment Advisory Agreements"). Pursuant to their respective Investment Advisory Agreements, the Advisers either provide portfolio management for the Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. The Advisers pay the compensation of Mr. Hondros. The officers of the Trust receive no compensation from the Trust. The Advisers also pay all expenses incurred by them in providing service under their respective Investment Advisory Agreements, other than the cost of investments and the Advisers, GDSI or one of their affiliates pay, out of their respective profits, additional fees to insurance companies, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

      The Investment Advisory Agreements also provide that the Advisers shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless the Adviser has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations and duties under the Agreements. After an initial period of not more than two years, the Investment Advisory Agreements must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Investment Advisory Agreement terminates automatically if it is assigned and they may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice. The Agreements further provide that the Advisers may render similar services to others.

      GMF, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Gartmore Global Investments, Inc., a holding company which is an indirect, majority-owned subsidiary of GGAMT, also located at 1200 River Road, Suite 1000, Conshohocken, PA 19428. GGAMT, which is a registered investment adviser, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

      Subject to the supervision of the Advisers and the Trustees, each subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

      Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

      For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

                                                                                              INVESTMENT
FUND                                                        ASSETS                           ADVISORY FEE
Van Kampen GVIT Comstock Value Fund                         $0 up to $50 million                 0.80%
                                                            $50 million up to $250 million       0.65%
                                                            $250 million up to $500 million      0.60%
                                                            $500 million and more                0.55%

GVIT International Value Fund                               $0 up to $500 million                0.75%
                                                            $500 million up to $2 billion        0.70%
                                                            $2 billion or more                   0.65%

GVIT Mid Cap Index Fund                                     $0 up to $1.5 billion                0.22%
                                                            $1.5 billion up to $3 billion        0.21%
                                                            $3 billion and more                  0.20%

Federated GVIT High Income Bond Fund                        $0 up to $50 million                 0.80%
                                                            $50 million up to $250 million       0.65%
                                                            $250 million up to $500 million      0.60%
                                                            $500 million and more                0.55%

Gartmore GVIT Global Health Sciences Fund(1)                $0 up to $500 million                0.90%
                                                            $500 million up to $2 billion        0.85%
                                                            $2 billion and more                  0.80%
Gartmore GVIT Global Technology and
  Communications Fund(2)
                                                            $0 up to $500 million                0.88%
                                                            $500 million up to $2 billion        0.83%
                                                            $2 billion and more                  0.78%

Gartmore GVIT Government Bond Fund                          $0 up to $250 million                0.50%
                                                            $250 million up to $1 billion        0.475%
                                                            $1 billion up to $2 billion          0.45%
                                                            $2 billion up to $5 billion          0.425%
                                                            $5 billion and more                  0.40%

Gartmore GVIT Growth Fund                                   $0 up to $250 million                0.60%
                                                            $250 million up to $1 billion        0.575%
                                                            $1 billion up to $2 billion          0.55%
                                                            $2 billion up to $5 billion          0.525%
                                                            $5 billion and more                  0.50%

Gartmore GVIT Investor Destinations:                        All assets                           0.13%
 Aggressive Fund
 Moderately Aggressive Fund
 Moderate Fund
 Moderately Conservative Fund
 Conservative Fund

                                                                                              INVESTMENT
FUND                                                        ASSETS                           ADVISORY FEE

Gartmore GVIT Mid Cap Growth Fund                           $0 up to $200 million                0.75%
                                                            $200 million and more                0.70%

Gartmore GVIT Money Market Fund                             $0 up to $1 billion                  0.40%
                                                            $1 billion up to $2 billion          0.38%
                                                            $2 billion up to $5 billion          0.36%
                                                            $5 billion and more                  0.34%

Gartmore GVIT Money Market Fund II                          $0 up to $1 billion                  0.50%
                                                            $1 billion up to $2 billion          0.48%
                                                            $2 billion up to $5 billion          0.46%
                                                            $5 billion and more                  0.44%

Gartmore GVIT Nationwide Fund                               $0 up to $250 million                0.60%
                                                            $250 million up to $1 billion        0.575%
                                                            $1 billion up to $2 billion          0.55%
                                                            $2 billion up to $5 billion          0.525%
                                                            $5 billion and more                  0.50%

Gartmore GVIT Nationwide Leaders Fund(3)                    $0 up to $500 million                0.80%
                                                            $500 million up to $2 billion        0.70%
                                                            $2 billion and more                  0.65%

Gartmore GVIT U.S. Growth Leaders                           $0 up to $500 million                0.90%
Fund(4)                                                     $500 million up to $2 billion        0.80%
                                                            $2 billion and more                  0.75%

Gartmore GVIT Worldwide Leaders Fund(5)                     $0 up to $50 million                 0.90%
                                                            $50 million and more                 0.85%

GVIT S&P 500 Index Fund                                     $0 up to $1.5 billion                0.13%
                                                            $1.5 billion up to $3 billion        0.12%
                                                            $3 billion and more                  0.11%

GVIT Small Company Fund                                     All assets                           0.93%

GVIT Small Cap Growth Fund                                  All assets                           0.95%

GVIT Small Cap Value Fund                                   $0 up to $200 million                0.90%
                                                            $200 million and more                0.85%

J.P. Morgan GVIT Balanced Fund                              $0 up to $100 million                0.75%
                                                            $100 million and more                0.70%

Van Kampen GVIT Multi Sector Bond Fund                      $0 up to $200 million                0.75%
                                                            $200 million and more                0.70%


(1) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT Global Health Sciences Fund's performance relative to its benchmark, the Goldman Sachs Healthcare Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT Global Technology and Communications Fund's performance relative to its benchmark, the Goldman Sachs Technology Composite Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT Nationwide Leaders Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(4) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT U.S. Growth Leaders Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(5) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT Worldwide Leaders Fund's performance relative to its benchmark, the MSCI World Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND, GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND, GARTMORE GVIT NATIONWIDE LEADERS FUND, GARTMORE GVIT WORLDWIDE LEADERS FUND

         As described above and in each Fund's prospectus, beginning January 1, 2006 each Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12-month rolling performance period. The base fee will either be increased or decreased proportionately (beginning January 1, 2007) by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark over the preceding 12-month rolling performance period as follows:

     OUT OR UNDER PERFORMANCE            CHANGE IN FEES

     +/- 1 percentage point              +/- 0.02%
     +/- 2 percentage points             +/- 0.04%
     +/- 3 percentage points             +/- 0.06%
     +/- 4 percentage points             +/- 0.08%
     +/- 5 percentage points or more     +/- 0.10%


      As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

                                                                                 GARTMORE GVIT GLOBAL
                                                                                 HEALTH SCIENCES FUND
                                                                                POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                                             HIGHEST              LOWEST
0.90% for assets up to $500 million                                            1.00%                0.80%
0.85% for assets of $500 million and more but less than $2 billion             0.95%                0.75%
0.80% on assets of $2 billion and more                                         0.90%                0.70%


                                                                                         GARTMORE GVIT GLOBAL
                                                                                            TECHNOLOGY AND
                                                                                         COMMUNICATIONS FUND
                                                                                       POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                                                HIGHEST                      LOWEST
0.88% for assets up to $500 million                                               0.98%                       0.78%
0.83% for assets of $500 million and more but less than $2 billion                0.93%                       0.73%
0.78% on assets of $2 billion and more                                            0.88%                       0.68%



                                                                                  GARTMORE GVIT
                                                                                NATIONWIDE LEADERS
                                                                                       FUND
                                                                              POSSIBLE ADVISORY FEES
BASE ADVISORY FEE                                                            HIGHEST            LOWEST
0.80% for assets up to $500 million                                           0.90%              0.70%
0.70% for assets of $500 million and more but less than $2 billion            0.80%              0.60%
0.65% on assets of $2 billion and more                                        0.75%              0.55%



                                                     GARTMORE GVIT
                                                   WORLDWIDE LEADERS
                                                          FUND
                                                 POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                               HIGHEST            LOWEST
0.90% for assets up to $50 million               1.00%              0.80%
0.85% for assets of $50 million or more          0.95%              0.75%


      The performance adjustment for each of these Funds works as follows. If a Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12-month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each such Fund's respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12-month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter would go down by a maximum of 10 basis points. In the event that a Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12-month rolling performance period, no adjustment will take place and GMF will receive the applicable base fee.

          The base rate and the performance rate are applied separately. The base rate is applied to each Fund's respective average net assets over the most recent quarter, while the performance adjustment rate is applied to such Fund's respective average net assets over the preceding 12 month rolling performance period. The corresponding dollar values are then added to arrive at the total GMF advisory fee for the current period.

          By way of example, assume a Fund's maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the 12 month rolling performance period ended March 31, 2007. Further assume that GMF is earning a base advisory fee for such Fund at an annualized rate of 0.90%. GMF would receive as its fee for the quarter ending March 31, 2007 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund's average net assets over the 12 month rolling performance period ended March 31, 2007. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

PERFORMANCE FEES - GARTMORE GVIT U.S. GROWTH LEADERS FUND

      As described above and in the Fund's Prospectus, the Gartmore GVIT U.S. Growth Leaders Fund is subject to a base investment advisory fee that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

                                                                                                            HIGHEST    LOWEST
                                                                                                           POSSIBLE   POSSIBLE
                                                                                                           ADVISORY   ADVISORY
                                                                                                            FEE AT     FEE AT
                                          REQUIRED                                                           EACH       EACH
                                           EXCESS                                                           BREAK      BREAK
         FUND              BENCHMARK    PERFORMANCE               BASE ADVISORY FEE                         POINT      POINT
Gartmore GVIT U.S. Growth  S&P 500         12.0%       0.90% for assets up to $500 million,                  1.12%      0.68%
Leaders Fund               Index
                                                       0.80% for assets of $500 million and more but less    0.98%      0.62%
                                                       than $2 billion,
                                                       0.75% for assets of $2 billion and more               0.91%      0.59%

The performance adjustment for the Gartmore GVIT U.S. Growth Leaders Fund works as follows. If the Fund outperforms its benchmark, the S&P 500 Index, by more than 12.0% over a rolling 36-month period, the advisory fees for the quarter will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a rolling 36-month period, the advisory fees for the quarter would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a rolling 36-month period, no adjustment will take place and GMF will receive the applicable base fee.

The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Gartmore GVIT U.S. Growth Leaders Fund's average net assets over the current quarter, while the performance adjustment percentage is applied to the Gartmore GVIT U.S. Growth Leaders Fund's average net assets over the rolling 36-month performance period. The corresponding dollar values are then added to arrive at the overall GMF advisory fee for the current period.

By way of example, assume the Gartmore GVIT U.S. Growth Leaders Fund's performance adjustment rate of 0.22% is achieved by comparing performance of the Fund to its benchmark index over the rolling 36-month period ended December 31, 2005. Further assume that Gartmore is earning a base advisory fee at an annualized rate of 0.90%. GMF would receive as its fee for the quarter ending December 31, 2005 1/4th of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus 1/4th the annualized rate of 0.22% times the Fund's average net assets over the rolling 36-month period ended December 31, 2005. It is important to note that by charging the base fee and the performance fee on average net assets over a quarter and rolling 36-month period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged based on the value of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

      For the services it provides under its Investment Advisory Agreement with the Trust, GGAMT receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

FUND                                             ASSETS                           INVESTMENT ADVISORY FEE
Gartmore GVIT Emerging Markets Fund(1)           $0 up to $500 million            1.05%
                                                 $500 million up to $2 billion    1.00%
                                                 $2 billion and more              0.95%

Gartmore GVIT Developing Markets Fund(2)         $0 up to $500 million            1.05%
                                                 $500 million up to $2 billion    1.00%
                                                 $2 billion and more              0.95%

Gartmore GVIT Global Financial Services Fund(3)  $0 up to $500 million            0.90%
                                                 $500 million up to $2 billion    0.85%
                                                 $2 billion and more              0.80%

Gartmore GVIT Global Utilities Fund(4)           $0 up to $500 million            0.70%
                                                 $500 million up to $2 billion    0.65%
                                                 $2 billion and more              0.60%

Gartmore GVIT International Growth Fund(5)       $0 up to $500 million            0.90%
                                                 $500 million up to $2 billion    0.85%
                                                 $2 billion and more              0.80%

(1) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT Emerging Markets Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT Developing Markets Fund's performance relative to its benchmark, the MSCI Emerging Markets Free Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT Global Financial Services Fund's performance relative to its benchmark, the MSCI World Financial Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(4) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT Global Utilities Fund's performance relative to its benchmarks, the MSCI World Telecom Services Index (60%)/MSCI World Utilities Index (40%). If the Fund outperforms its benchmarks by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmarks by a set amount, the Fund will pay lower fees.

(5) Beginning January 1, 2006, the advisory fee was lowered by 0.10% at each breakpoint to the amounts shown in the table above. The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore GVIT International Growth Fund's performance relative to its benchmark, the MSCI All Country World ex U.S. Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES - GARTMORE GVIT DEVELOPING MARKETS FUND, GARTMORE GVIT EMERGING MARKETS FUND, GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND, GARTMORE GVIT GLOBAL UTILITIES FUND, GARTMORE GVIT INTERNATIONAL GROWTH FUND

         As described above and in each of the Fund's prospectus, beginning January 1, 2006, each Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark(s) over a 12-month rolling performance period. The base fee will be either increased or decreased proportionately (beginning January 1, 2007) by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark(s) over the preceding 12-month rolling performance period as follows:

     OUT OR UNDER PERFORMANCE            CHANGE IN FEES

     +/- 1 percentage point              +/- 0.02%
     +/- 2 percentage points             +/- 0.04%
     +/- 3 percentage points             +/- 0.06%
     +/- 4 percentage points             +/- 0.08%
     +/- 5 percentage points or more     +/- 0.10%

      As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

                                                                       GARTMORE GVIT DEVELOPING MARKETS FUND
                                                                              POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                                            HIGHEST            LOWEST
1.05% for assets up to $500 million                                           1.15%              0.95%
1.00% for assets of $500 million and more but less than $2 billion            1.10%              0.90%
0.95% on assets of $2 billion and more                                        1.05%              0.85%


                                                                       GARTMORE GVIT GLOBAL EMERGING MARKETS FUND
                                                                                 POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                                             HIGHEST               LOWEST
1.05% for assets up to $500 million                                            1.15%                0.95%
1.00% for assets of $500 million and more but less than $2 billion             1.10%                0.90%
0.95% on assets of $2 billion and more                                         1.05%                0.85%



                                                                       GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND
                                                                                  POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                                             HIGHEST                LOWEST
0.90% for assets up to $500 million                                            1.00%                  0.80%
0.85% for assets of $500 million and more but less than $2 billion             0.95%                  0.75%
0.80% on assets of $2 billion and more                                         0.90%                  0.70%


                                                                       GARTMORE GVIT GLOBAL UTILITIES FUND
                                                                             POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                                           HIGHEST            LOWEST
0.70% for assets up to $500 million                                          0.80%             0.60%
0.65% for assets of $500 million and more but less than $2 billion           0.75%             0.55%
0.60% on assets of $2 billion and more                                       0.70%             0.50%


                                                                       GARTMORE GVIT INTERNATIONAL GROWTH FUND
                                                                               POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                                            HIGHEST              LOWEST
0.90% for assets up to $500 million                                           1.00%               0.80%
0.85% for assets of $500 million and more but less than $2 billion            0.95%               0.75%
0.80% on assets of $2 billion and more                                        0.90%               0.70%



          The performance adjustment for each of these Funds works as follows. If a Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12-month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each such Fund's respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12-month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter would go down by a maximum of 10 basis points. In the event that a Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12-month rolling performance period, no adjustment will take place and GGAMT will receive the applicable base fee.

          The base rate and the performance rate are applied separately. The base rate is applied to each Fund's respective average net assets over the most recent quarter, while the performance adjustment rate is applied to such Fund's respective average net assets over the preceding 12-month rolling performance period. The corresponding dollar values are then added to arrive at the total GGAMT advisory fee for the current period.

          By way of example, assume a Fund's maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the 12 month rolling performance period ended March 31, 2007. Further assume that GGAMT is earning a base advisory fee for such Fund at an annualized rate of 0.90%. GGAMT would receive as its fee for the quarter ending March 31, 2007 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund's average net assets over the 12 month rolling performance period ended March 31, 2007. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

      LIMITATION OF FUND EXPENSES

      In the interest of limiting the expenses of those Funds for whom GMF and GGAMT serve as investment adviser, the Advisers may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, the Advisers have entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF and GGAMT have agreed to waive or limit their fees and to assume other expenses (except generally for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund as described below. For a few Funds, however, as noted below, Rule 12b-1 fees and administrative services fees are not excluded from the expense limitations. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

With respect to Gartmore GVIT Global Technology and Communications Fund, Gartmore GVIT Emerging Markets Fund, Gartmore GVIT International Growth Fund, Gartmore GVIT Developing Markets Fund, Van Kampen GVIT Comstock Value Fund, Gartmore GVIT Mid Cap Growth Fund, Gartmore GVIT Money Market Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund, GVIT S&P 500 Index Fund, GVIT Mid Cap Index Fund and J.P. Morgan GVIT Balanced Fund, GMF and GGAMT (as applicable) may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted.

      Until at least May 1, 2007, as listed for the Funds below, GMF or GGAMT (as applicable) have agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding taxes, interest, brokerage commissions, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses; in addition, Rule 12b-1 fees and administrative services fees are also excluded for certain Funds/classes.

      o Gartmore GVIT Global Technology and Communications Fund to 1.23% for Class I, Class II, Class III and Class VI shares

      o     Gartmore GVIT Mid Cap Growth Fund to 0.95% for Class IV shares(1)

      o     Gartmore GVIT Money Market Fund to 0.50% for Class IV(1)

      o Gartmore GVIT Nationwide Leaders Fund to 1.15% for Class I, Class II and Class III shares

      o Gartmore GVIT U.S. Growth Leaders Fund to 1.15% for Class I, Class II and Class III shares

      o     GVIT S&P 500 Index Fund to 0.23% for Class I, II, IV and ID shares

      o     GVIT Mid Cap Index Fund to 0.32% for Class I, II, III and ID shares

      o Gartmore GVIT Developing Markets Fund to 1.40% for Class I and Class II shares

      o     Gartmore GVIT Emerging Markets Fund to 1.40% for Class I, Class II,
            Class III and Class VI   shares

      o Gartmore GVIT International Growth Fund to 1.25% for Class I, Class II and Class III shares

------------
(1) The expense limits for each of these Funds and/or classes include Rule 12b-1 and administrative services fees.

INVESTMENT ADVISORY FEES

During the fiscal years ended December 31, 2005, 2004 and 2003, GMF and GGAMT earned the following fees for investment advisory services (including fees eventually paid to any subadviser(s)):

                                                                           GMF INVESTMENT ADVISORY FEES
                                                                             YEAR ENDED DECEMBER 31,

                                                             2005                      2004                       2003

FUND                                                  FEES          FEES        FEES          FEES          FEES          FEES
                                                      PAID       REIMBURSED     PAID       REIMBURSED       PAID       REIMBURSED
Van Kampen GVIT Comstock Value Fund                $1,396,854   $   10,247   $1,027,953   $   14,072   $  578,263   $    1,369
GVIT Mid Cap Index Fund                             1,638,312           --    1,729,552           --    1,650,301           --
Federated GVIT High Income Bond Fund                1,774,324           --    1,799,867           --    1,469,502           --
Gartmore GVIT Global Health Sciences Fund             635,020           --      483,449           --      251,854           --
Gartmore GVIT Global Technology and                   349,909           --      481,042           --      296,055           --
 Communications Fund
Gartmore GVIT Government Bond Fund                  5,822,771           --    6,852,605           --    9,298,363           --
Gartmore GVIT Growth Fund                           1,462,868           --    1,584,149           --    1,455,860           --
Gartmore GVIT Investor Destinations Aggressive        590,061           --      262,294           --       57,969           --
 Fund
Gartmore GVIT Investor Destinations Moderately      1,241,280           --      639,626           --      197,267           --
 Aggressive Fund
Gartmore GVIT Investor Destinations Moderate        1,727,107           --    1,093,867           --      427,681           --
 Fund
Gartmore GVIT Investor Destinations Moderately        624,737           --      448,236           --      227,792           --
 Conservative Fund
Gartmore GVIT Investor Destinations Conservative      361,109           --      297,436           --      190,521           --
 Fund
Gartmore GVIT Mid Cap Growth Fund                   1,737,533       54,418    1,687,342       26,956    1,202,612       56,667
Gartmore GVIT Money Market Fund                     6,940,784      119,939    7,698,896      116,217    9,622,929      103,443
Gartmore GVIT Money Market Fund II                  1,489,560           --    1,194,249       66,379      670,029       55,283
Gartmore GVIT Nationwide Fund                       8,761,388           --    9,249,645           --    8,525,802           --
Gartmore GVIT Nationwide Leaders Fund                 163,882           --       83,129           --       75,462           --
Gartmore GVIT U.S. Growth Leaders Fund                466,317           --      541,421           --      319,836           --
Gartmore GVIT Worldwide Leaders Fund                  376,821           --      328,432           --      292,715           --

                                                                  GMF INVESTMENT ADVISORY FEES
                                                                     YEAR ENDED DECEMBER 31,

                                                   2005                        2004                        2003

                                                          FEES                        FEES                        FEES
FUND                                      FEES PAID    REIMBURSED     FEES PAID    REIMBURSED     FEES PAID    REIMBURSED
GVIT Small Company Fund                  8,420,670          --   7,752,901          --   6,230,337          --
GVIT Small Cap Growth Fund               1,476,914          --   1,468,744          --   1,436,142          --
GVIT Small Cap Value Fund                6,659,758          --   6,896,988          --   5,006,130          --
J.P. Morgan GVIT Balanced Fund           1,642,991      41,390   1,647,196      32,438   1,405,684      20,093
Van Kampen GVIT Multi Sector Bond Fund   1,869,702          --   1,728,249          --   1,670,732          --
GVIT S&P 500 Index Fund                    147,549     500,657     249,634     414,515     596,364          --
GVIT International Value Fund            1,538,703          --     887,549          --     494,606          --


                                                             GGAMT INVESTMENT ADVISORY FEES
                                                                 YEAR ENDED DECEMBER 31,

                                                        2005                        2004                     2003

                                                                 FEES                     FEES                      FEES
FUND                                          FEES PAID       REIMBURSED   FEES PAID   REIMBURSED   FEES PAID    REIMBURSED
Gartmore GVIT Developing Markets Fund        $2,582,568            --     $1,809,874         --    $1,046,031     $157,602
Gartmore GVIT Emerging Markets Fund                                --                    39,447                         --
                                              1,710,512                      978,117                  424,844
Gartmore GVIT Global Financial Services Fund                       --                        --                         --
                                                216,177                      240,174                   93,799
Gartmore GVIT Global Utilities Fund                                --                        --                         --
                                                340,445                      144,025                   46,438
Gartmore GVIT International Growth Fund                            --                        --                         --
                                                232,817                      116,076                  105,600

SUBADVISERS

The Subadvisers for certain of the Funds advised by the Advisers are as follows:

FUND                                         SUBADVISER(S)
Van Kampen GVIT Comstock Value Fund          Morgan Stanley Investment Management Inc.
                                             ("MSIM"), d.b.a., Van Kampen Asset Management
                                             ("VKAM")
Federated GVIT High Income Bond Fund         Federated Investment Management Company
                                             ("Federated")
Gartmore GVIT Worldwide Leaders Fund         Gartmore Global Partners ("GGP")

GVIT Mid Cap Index Fund                      Fund Asset Management, L.P. ("FAM")(1)

J. P. Morgan GVIT Balanced Fund              J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Van Kampen GVIT Multi Sector Bond Fund       MSIM

GVIT Small Cap Value Fund                    J.P. Morgan(2) and Epoch Investment Partners, Inc.
                                             ("Epoch")(3)

FUND                                         SUBADVISER(S)
GVIT Small Cap Growth Fund                   Waddell & Reed Investment Management Company
                                             ("WRIMCO") and Oberweis Asset Management, Inc.
                                             ("OAM")(4)

GVIT Small Company Fund                      American Century Investments, Inc. ("American
                                             Century")(4), Franklin Portfolio Associates, LLC
                                             ("FPA")(5), MSIM(4),  Neuberger Berman,  WRIMCO(6),
                                             and GGP(7)
GVIT S&P 500 Index Fund                      FAM(1)

GVIT International Value Fund                The Boston Company Asset Management, LLC
                                             ("Boston Company")(8)

Gartmore GVIT Developing Markets Fund        GGP

Gartmore GVIT Emerging Markets Fund          GGP

Gartmore GVIT Global Financial Services
  Fund                                       GGP

Gartmore GVIT Global Utilities Fund          GGP

Gartmore GVIT International Growth Fund      GGP

-----------
(1)   FAM began service as a subadviser to the Fund on May 1, 2006.
(2)   J.P. Morgan began service as a subadviser to the Fund on October 1, 2003.
(3)   Epoch began service as a subadviser to the Fund on September 19, 2005.
(4) OAM, American Century and MSIM began service as a subadviser to the Fund on June 14, 2004.
(5)   FPA began service as a subadviser to the Fund on May 1, 2006.
(6)   WRIMCO began service as a subadviser to the Fund on January 5, 2001.
(7)   GGP began service as a subadviser to the Fund on August 15, 2001.
(8)   Boston Company began service as a subadviser to the Fund on May 1, 2006.

      VKAM is a diversified asset management company that administers more than three million retail investor accounts and has extensive capabilities for managing institutional portfolios. VKAM is an indirect, wholly-owned subsidiary of Morgan Stanley. As of December 31, 2005, VKAM, together with its affiliated asset management companies, had approximately $434 billion in assets under management.

      FAM, one of the investment advisory entities which comprise Merrill Lynch Investment Managers, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. On February 15, 2006 Blackrock, Inc. ("Blackrock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced that they had reached an agreement to merge Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including FAM), and Blackrock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch will hold a 49.8% stake and will have 45% voting interest in the combined company. The new company will operate under the Blackrock name and be governed by a board of directors with a majority of independent directors. The transaction has been approved by the boards of directors of both Merrill Lynch and Blackrock and is expected to close in the third quarter of 2006. As a result of the above transaction, and subject to approval by the Trust's Board of Trustees, the combined company is expected to become the subadviser to each Fund currently subadvised by FAM.

      Federated is registered as an investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. As of December 31, 2005, Federated had assets under management of approximately $213 billion.

      GGP is a partnership owned jointly by Gartmore U.S. Ltd. and Gartmore Securities Ltd. Gartmore U.S. Ltd. is a wholly-owned subsidiary of Gartmore Capital Management Ltd. Gartmore Capital Management Ltd. is a wholly owned subsidiary of, and Gartmore Securities Ltd. is almost entirely owned by, Gartmore Investment Management plc. Gartmore Investment Management plc is almost entirely owned by Asset Management Holdings plc, a holding company, which is a wholly owned subsidiary of Gartmore Group Limited, another holding company, which is a majority owned subsidiary of Nationwide UK Asset Management Holdings, Ltd., another holding company, which is a wholly owned subsidiary of Nationwide Asset Management Holdings, Ltd. Nationwide Asset Management Holdings, Ltd., which is also a holding company, is a wholly owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders.

      Epoch is the subadviser for a portion of the GVIT Small Cap Value Fund. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019. As of December 31, 2005, Epoch managed or administered approximately $1.8 billion in assets.

      J.P. Morgan, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the 1940 Act. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through J.P. Morgan and its other subsidiaries, offers a wide range of banking and investment and investment management services to governmental, institutional, corporate and individual clients. As of December 31, 2005, J.P. Morgan and its affiliates had approximately $847 billion in assets under management.

      MSIM does business in certain instances, including with respect to the Van Kampen GVIT Multi Sector Bond Fund, using the name Van Kampen. MSIM is owned by Morgan Stanley. MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2005, together with its affiliated asset management companies, MSIM had in excess of $434 billion in assets under management.

      WRIMCO acts as investment manager to numerous investment companies and accounts. As of December 31, 2005, WRIMCO managed over $41.9 billion in assets.

      Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $105.9 billion of assets as December 31, 2005. Neuberger Berman is a member of the NYSE and other principal exchanges and acts as a broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger Berman. Neuberger Berman is a subsidiary of Neuberger Inc., which is a subsidiary of Lehman Brothers Holdings, Inc., a publicly held company.

      American Century is located at 4500 Main Street, Kansas City, Missouri. American Century is a subadviser for a portion of the GVIT Small Company Fund. American Century was formed in 1958 and manages approximately $100 billion in assets as of March 31, 2006.

      Morgan Stanley with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2005, Morgan Stanley, together with its affiliated asset management companies, had approximately $434 billion in assets under management.

      OAM, 3333 Warrenville Rd, Suite 500, Lisle, IL, 60532, offers investment advice to institutions and individual investors regarding a broad range of investment products and may serve as investment adviser or subadviser to mutual funds. As of December 31, 2005, OAM has $1.8 billion.

      FPA is located at One Boston Place, 29th Floor, Boston, Massachusetts, 02108. FPA is independently managed and is a wholly-owned subsidiary of Mellon Financial Corporation. FPA was founded in 1982 as an institutional asset manager specializing in risk-controlled, benchmark-driven strategies. Since the firm's inception, the investment team has been able to balance tradeoffs between risk and return for institutional portfolios. The firm employs a bottom-up investment approach that seeks to identify undervalued securities using a quantitative stock picking process. Today, the firm manages assets on behalf of clients including corporate pension plans, public pension plans, Taft-Hartley pension plans, endowments/foundations, as well as acting as sub-advisor to mutual funds. FPA is a wholly owned but independently operated subsidiary of Mellon Financial Corporation. As of December 31, 2005, FPA had $32 billion in assets under management.

      Boston Company is located at One Boston Place, Boston, Massachusetts, 02108. Boston Company is independently managed and is a wholly-owned subsidiary of Mellon Financial Corporation. The Boston Company was founded in 1970 in Boston, Massachusetts by Boston Safe Deposit & Trust Company. Boston Safe is one of America's oldest financial institutions with origins dating back to the early 1800s. Boston Company was established to provide investment strategies tailored to the institutional marketplace. In September 1981, The Boston Company, Inc., the holding company of Boston Company, became a wholly-owned subsidiary of Shearson Lehman Brothers, Inc., an American Express Company. In 1993, Mellon Financial Corporation acquired The Boston Company, Inc. from Shearson Lehman Brothers. The acquisition strengthened Mellon's position as a leading provider of institutional asset management, institutional trust and custody, private banking, jumbo mortgages and mutual fund custody services. Today, The Boston Company continues its institutional focus and has expanded its distribution channels globally. Boston Company is a member of Mellon Asset Management (MAM), the umbrella organization and service mark for Mellon Financial Corporation's investment management and distribution subsidiaries. Under MAM, Boston Company participates in a global strategy to market its strategies and services to its clients. Organized as a Limited Liability Company
(LLC), The Boston Company is run independently of its parent company in terms of investment strategy, product development, and employee compensation. As a subsidiary of Mellon Financial Corporation, Boston Company's revenues represented approximately 5% of its parent company's revenues in 2005. Mellon Financial Corp. is implementing a strategy focused on long-term stability and growth, with the goal of being the best performing financial services company. With strong support of the Mellon Board of Directors, management has no intention of making short-term business decisions influenced by fluctuations in its share price, unfounded rumors or media reports.

      Subject to the supervision of the Adviser (GMF or GGAMT, as applicable) and the Trustees, each of the Subadvisers manages the assets of the Funds as listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the funds, in the following amounts:

                  FUND                    ASSETS                                          FEE
Van Kampen GVIT Comstock Value Fund       up to $50 million                                   0.35%
                                          $50 million up to $250 million                      0.30%
                                          $250 million up to $500 million                     0.25%
                                          $500 million and more                               0.20%

Federated GVIT High Income Bond Fund      up to $50 million                                   0.40%
                                          $50 million up to $250 million,                     0.25%
                                          $250 million up to $500 million,                    0.20%
                                          $500 million and more.                              0.15%

Gartmore GVIT Worldwide Leaders Fund(1)   up to $50 million                                   0.55%
                                          $50 million and more                                0.50%

GVIT Mid Cap Index Fund                   Up to $1.5 billion                                  0.075%
                                          $1.5 billion up to $3 billion                       0.060%
                                          $3 billion and more                                 0.050%

                  FUND                    ASSETS                                          FEE
J.P. Morgan GVIT Balanced Fund            up to $100 million                                  0.35%
                                          $100 million and more                               0.30%

Van Kampen GVIT Multi Sector Bond Fund    up to $200 million                                  0.30%
                                          $200 million and more                               0.25%

GVIT Small Cap Value Fund                 up to $200 million                                  0.50%
                                          $200 million and more                               0.45%

GVIT Small Cap Growth Fund                All assets                                          0.60%

GVIT Small Company Fund                   All assets                                          0.60%

GVIT S&P 500 Index Fund                   Up to $1.5 billion                                  0.02%
                                          $1.5 billion up to $3 billion                       0.015%
                                          $3 billion and more                                 0.0125%

GVIT International Value Fund             up to $500 million                                  0.375%
                                          $500 million and more                               0.30%

Gartmore GVIT Emerging Markets Fund(2)    Up to $500 million                                  0.525%
                                          $500 million and more but less than $2 billion      0.500%
                                          $2 billion and more                                 0.475%

Gartmore GVIT Developing Markets Fund(2)  Up to $500 million                                  0.525%
                                          $500 million and more but less than $2 billion      0.500%
                                          $2 billion and more                                 0.475%

Gartmore GVIT International Growth(2)     Up to $500 million                                  0.450%
                                          $500 million and more but less than $2 billion      0.425%
                                          $2 billion and more                                 0.400%

Gartmore GVIT Global Financial Services   Up to $500 million                                  0.450%
Fund(2)                                   $500 million and more but less than $2 billion      0.425%
                                          $2 billion and more                                 0.400%

Gartmore GVIT Global Utilities Fund(2)    Up to $500 million                                  0.350%
                                          $500 million and more but less than $2 billion      0.325%
                                          $2 billion and more                                 0.300%

(1) Beginning January 1, 2006, the subadvisory fee was reduced by 5 basis points at each breakpoint to the amounts shown in the table above. The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark. If the Fund outperforms its benchmark by a set amount, GMF or GGAMT will pay higher subadvisory fees to the Subadvisers. Conversely, if the Fund underperforms its benchmark by a set amount, GMF or GGAMT will pay lower subadvisory fees to the Subadvisers.

(2) Beginning January 1, 2006, the subadvisory fee for the Funds was reduced and the breakpoint schedule shown in the table above was implemented. The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark. If the Fund outperforms its benchmark by a set amount, GMF or GGAMT will pay higher subadvisory fees to the Subadvisers. Conversely, if the Fund underperforms its benchmark by a set amount, GMF or GGAMT will pay lower subadvisory fees to the Subadvisers.

SUBADVISER PERFORMANCE FEE -GARTMORE GVIT DEVELOPING MARKETS FUND, GARTMORE GVIT EMERGING MARKETS FUND, GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND, GARTMORE GVIT GLOBAL UTILITIES FUND, GARTMORE GVIT INTERNATIONAL GROWTH FUND, GARTMORE GVIT WORLDWIDE LEADERS FUND


          For the subadvisory services provided to the Funds, the Subadvisers receive a base subadvisory fee that may be adjusted quarterly if a Fund outperforms or underperforms its stated benchmark(s) over the rolling 12-month rolling performance period ending on the last day of such quarter as follows:


     OUT OR UNDER PERFORMANCE        CHANGE IN FEES
     ------------------------        --------------
     +/- 1 percentage point            +/- 0.02%
     +/- 2 percentage points           +/- 0.04%
     +/- 3 percentage points           +/- 0.06%
     +/- 4 percentage points           +/- 0.08%
     +/- 5 percentage points or more   +/- 0.10%

As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

                                                                                               GARTMORE GVIT DEVELOPING MARKETS
                                                                                                             FUND
                                                                                                   POSSIBLE SUBADVISORY FEES

BASE SUBDVISORY FEE                                                                                HIGHEST            LOWEST
0.525% for assets up to $500 million                                                                0.625%            0.425%
0.500% for assets of $500 million and more but less than $2 billion                                 0.600%            0.400%
0.475% on assets of $2 billion and more                                                             0.575%            0.375%


                                                                            GARTMORE GVIT EMERGING MARKETS FUND
                                                                                 POSSIBLE SUBADVISORY FEES

BASE SUBDVISORY FEE                                                             HIGHEST                LOWEST
0.525% for assets up to $500 million                                            0.625%                 0.425%
0.500% for assets of $500 million and more but less than $2 billion             0.600%                 0.400%
0.475% on assets of $2 billion and more                                         0.575%                 0.375%

                                                                        GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND
                                                                                 POSSIBLE SUBADVISORY FEES

BASE SUBDVISORY FEE                                                             HIGHEST                LOWEST
0.450% for assets up to $500 million                                            0.550%                 0.350%
0.425% for assets of $500 million and more but less than $2 billion             0.525%                 0.325%
0.400% on assets of $2 billion and more                                         0.500%                 0.300%


                                                                        GARTMORE GVIT GLOBAL UTILITIES FUND
                                                                             POSSIBLE SUBADVISORY FEES

BASE SUBDVISORY FEE                                                          HIGHEST            LOWEST
0.350% for assets up to $500 million                                          0.450%            0.250%
0.325% for assets of $500 million and more but less than $2 billion           0.425%            0.225%
0.300% on assets of $2 billion and more                                       0.400%            0.200%


                                                                        GARTMORE GVIT INTERNATIONAL GROWTH FUND
                                                                               POSSIBLE SUBADVISORY FEES

BASE SUBDVISORY FEE                                                           HIGHEST              LOWEST
0.450% for assets up to $500 million                                           0.550%              0.350%
0.425% for assets of $500 million and more but less than $2 billion            0.525%              0.325%
0.400% on assets of $2 billion and more                                        0.500%              0.300%

                                                                       GARTMORE GVIT WORLDWIDE LEADERS FUND
                                                                               POSSIBLE SUBADVISORY FEES

BASE SUBDVISORY FEE                                                           HIGHEST              LOWEST
0.550% for assets up to $50 million                                            0.650%              0.450%
0.500% for assets of $50 million or more                                       0.600%              0.400%

The following table sets forth the amount GMF or GGAMT paid to the Subadvisers for the fiscal years ended December 31, 2005, 2004 and 2003:

                                                        YEAR ENDED DECEMBER 31,

                  FUND                             2005            2004           2003

Van Kampen GVIT Comstock Value Fund             $   639,817    $   471,318    $   258,453
Federated GVIT High Income Bond Fund                723,644        732,941        610,820
Gartmore GVIT Worldwide Leaders Fund                226,093        197,058        175,629
GVIT Mid Cap Index Fund                             521,663        457,120        323,525
J. P. Morgan GVIT Balanced Fund                     750,449        748,412        639,618
Van Kampen GVIT Multi Sector Bond Fund              732,036        681,516        660,976
GVIT Small Cap Value Fund                         3,572,816      3,698,401      2,626,938
GVIT Small Cap Growth Fund                          932,790        927,628        762,208
Gartmore GVIT Mid Cap Growth Fund                        --             --        159,515
GVIT Small Company Fund                           5,432,695      5,001,866      3,985,258
Gartmore GVIT Emerging Markets Fund                 855,256        508,782        212,422
Gartmore GVIT International Growth Fund             116,409         58,038         52,800
Gartmore GVIT Global Financial Services Fund             --             --         46,899
Gartmore GVIT Global Utilities Fund                 170,223         65,247         23,219
GVIT International Value Fund                       769,351        443,774         76,378 (1)
Gartmore GVIT Developing Markets Fund             1,291,284        904,937            N/A
GVIT S&P 500 Index Fund                              64,014         65,347         31,337 (1)

(1) Until April 27, 2003, these fees were paid by the Fund's predecessor to its predecessor investment adviser.

MULTI-MANAGER STRUCTURE

      The Advisers and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Advisers to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Advisers to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Advisers. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      The Advisers provide investment management evaluation services to the Funds principally by performing initial due diligence on prospective Subadvisers for a Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Advisers have responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Advisers do not expect to recommend frequent changes of subadvisers. The Advisers will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Advisers will monitor the performance of the Subadvisers, there is no certainty that the Subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

      Appendix C contains the following information regarding each of the portfolio managers identified in the Funds' prospectuses: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

      Gartmore Distribution Services, Inc. ("GDSI") serves as principal underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of April 23, 2005 (the "Underwriting Agreement"). Prior to October 1, 2002, Nationwide Securities, Inc. was the principal underwriter for the Funds. Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is an indirect, majority-owned subsidiary of GGAMT. GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

      The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

      Gartmore Mutual Fund Capital Trust
      Gartmore Global Asset Management Trust
      Gartmore Global Partners
      Gartmore SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      Paul Hondros
      Gerald Holland
      Eric Miller
      William J. Baltrus
      Michael Krulikowski

      In its capacity as principal underwriter, GDSI solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust.

DISTRIBUTION PLAN

      The Trust, with respect to certain shares of certain Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits such Funds to compensate GDSI, as the Funds' principal underwriter, for expenses associated with the distribution of such Funds' Class II or Class VI shares or all of the shares in the case of the Gartmore GVIT Money Market Fund
II. Although actual distribution expenses may be more or less, such Funds, or the applicable class, as indicated below, pay GDSI an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

                      AMOUNT                                                                   FUNDS
                      ------                                                                   -----
0.25% of the average daily net assets of Class II                      Gartmore GVIT Nationwide Fund
shares of each Fund, all of which will be                              Gartmore GVIT International Growth Fund
considered a distribution fee.                                         Gartmore GVIT Global Technology and Communications Fund
                                                                       Gartmore GVIT Emerging Markets Fund
                                                                       Gartmore GVIT Global Health Sciences Fund
                                                                       GVIT Small Cap Growth Fund
                                                                       GVIT Small Company Fund
                                                                       Gartmore GVIT Mid Cap Growth Fund
                                                                       Van Kampen GVIT Comstock Value Fund
                                                                       GVIT Mid Cap Index Fund
                                                                       GVIT Small Cap Value Fund
                                                                       Gartmore GVIT Worldwide Leaders Fund
                                                                       Gartmore GVIT Government Bond Fund
                                                                       Gartmore GVIT Nationwide Leaders Fund
                                                                       Gartmore GVIT U.S. Growth Leaders Fund
                                                                       Gartmore GVIT Global Financial Services Fund
                                                                       Gartmore GVIT Global Utilities Fund
                                                                       GVIT S&P 500 Index Fund
                                                                       GVIT International Value Fund
                                                                       Gartmore GVIT Developing Markets Fund
                                                                       Gartmore GVIT Investor Destinations Aggressive Fund
                                                                       Gartmore GVIT Investor Destinations Moderately Fund
                                                                        Aggressive Fund
                                                                       Gartmore GVIT Investor Destinations Moderate Fund
                                                                       Gartmore GVIT Investor Destinations Moderately Conservative
                                                                        Fund
                                                                       Gartmore GVIT Investor Destinations Conservative Fund

                           AMOUNT                                                              FUNDS
                           ------                                                              -----
0.25% of the average daily net assets of Class VI                      GVIT International Value Fund
Fund shares of each Fund, all of which will be considered a            Gartmore Emerging Markets Fund
distribution fee.                                                      Gartmore Global Health Sciences Fund
                                                                       Gartmore Global Technology and Communications Fund
                                                                       Gartmore GVIT Investor Destinations Aggressive Fund
                                                                       Gartmore GVIT Investor Destinations Moderately Fund
                                                                       Aggressive Fund
                                                                       Gartmore GVIT Investor Destinations Moderate Fund
                                                                       Gartmore GVIT Investor Destinations Moderately Conservative
                                                                       Fund
                                                                       Gartmore GVIT Investor Destinations Conservative Fund


                           AMOUNT                                                              FUNDS
                           ------                                                              -----
0.25% of the average daily net assets of each Fund,                    Gartmore GVIT Money Market Fund II
all of which will be considered a distribution fee.

      During the fiscal year ended December 31, 2005, GDSI earned the following distribution fees under the Plan(1):

FUND                                                                   FEES PAID

Van Kampen GVIT Comstock Value Fund                                 $   108,606.53
GVIT Mid Cap Index Fund                                                  45,834.65
GVIT S&P 500 Index Fund                                                          0
Gartmore GVIT Emerging Markets Fund                                      69,790.62
Gartmore GVIT Global Financial Services Fund                              4,279.30
Gartmore GVIT Global Health Sciences Fund                                26,673.20
Gartmore GVIT Global Technology and Communications Fund                  11,123.26
Gartmore GVIT Global Utilities Fund                                       2,443.84
Gartmore GVIT Government Bond Fund                                       41,672.04
Gartmore GVIT International Growth Fund                                          0
Gartmore GVIT Investor Destinations Aggressive Fund                   1,134,745.26
Gartmore GVIT Investor Destinations Moderately Aggressive Fund        2,387,100.09
Gartmore GVIT Investor Destinations Moderate Fund                     3,321,393.58
Gartmore GVIT Investor Destinations Moderately Conservative Fund      1,201,429.78
Gartmore GVIT Investor Destinations Conservative Fund                   694,447.39
Gartmore GVIT Mid Cap Growth Fund                                        43,425.36
Gartmore GVIT Money Market Fund II                                      744,779.83
Gartmore GVIT Nationwide Fund                                            34,867.96
Gartmore GVIT Nationwide Leaders Fund                                            0
Gartmore GVIT U.S. Growth Leaders Fund                                   35,069.22
Gartmore GVIT Worldwide Leaders Fund                                             0
GVIT Small Company Fund                                                 141,412.72
GVIT Small Cap Growth Fund                                               40,689.46
GVIT Small Cap Value Fund                                               106,243.30
GVIT International Value Fund                                            82,417.72
Gartmore GVIT Developing Markets Fund                                   561,427.41

(1) The other Funds/share classes of the Trust for which GDSI acted as distributor have not adopted a Distribution Plan.

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

      GDSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI does pay additional amounts from its own resources to dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

      The Trust has been informed by GDSI that during the fiscal year ended December 31, 2005, the following expenditures were made using the 12b-1 fees received by the principal underwriter with respect to the Funds(1):

                                                                                        FINANCING             BROKER-
                                                     PROSPECTUS  DISTRIBUTOR           CHARGES WITH           DEALER
                                                     PRINTING &  COMPENSATION &        RESPECT TO B        COMPENSATION
                 FUND                                MAILING(2)  COSTS                  & C SHARES          & COSTS(3)

Van Kampen GVIT Comstock Value Fund                  0           0                   N/A                  108,851.54
GVIT Mid Cap Index Fund                              0           0                   N/A                  45,890.50
Gartmore GVIT Emerging Markets Fund                  892.33      0                   N/A                  69,993.84
Gartmore GVIT Global Financial Services Fund         2.65        0                   N/A                  4,276.65
Gartmore GVIT Global Health Sciences Fund            0           0                   N/A                  26,721.32
Gartmore GVIT Global Technology and Communications
Fund                                                 3.03        0                   N/A                  11,120.23
Gartmore GVIT Global Utilities Fund                  1.70        0                   N/A                  2,442.14
Gartmore GVIT Government Bond Fund                   20.44       0                   N/A                  41,651.60
Gartmore GVIT International Growth Fund              0           0                   N/A                  0
Gartmore GVIT Investor Destinations Aggressive Fund  0           0                   N/A                  1,137,047.19
Gartmore GVIT Investor Destinations Moderately
Aggressive Fund                                      0           0                   N/A                  2,391,211.55
Gartmore GVIT Investor Destinations Moderate Fund    0           0                   N/A                  3,325,460.38
Gartmore GVIT Investor Destinations Moderately
Conservative Fund                                    0           0                   N/A                  1,202,593.32
Gartmore GVIT Investor Destinations Conservative     0           0                   N/A                  694,559.03
Fund
Gartmore GVIT Mid Cap Growth Fund                    0           0                   N/A                  43,526.58
Gartmore GVIT Money Market Fund II                   0           0                   N/A                  746,553.49
Gartmore GVIT Nationwide Fund                        0           0                   N/A                  34,990.38
Gartmore GVIT Nationwide Leaders Fund                0           0                   N/A                  0
Gartmore GVIT U.S. Growth Leaders Fund               0           0                   N/A                  35,137.33
Gartmore GVIT Worldwide Leaders Fund                 0           0                   N/A                  0
Gartmore GVIT Small Company Fund                     0           0                   N/A                  141,566.34
Gartmore GVIT Small Cap Growth Fund                  0           0                   N/A                  40,708.06
Gartmore GVIT Small Cap Value Fund                   0           0                   N/A                  106,269.46
GVIT International Value Fund                        0           0                   N/A                  82,674.20
Gartmore GVIT Developing Markets Fund                892.33      0                   N/A                  560,535.08

 (1) The other Funds of the Trust for which GDSI acted as distributor either have not adopted a Distribution Plan or had not commenced operations as of December 31, 2005.
(2) Printing and/or mailing of prospectuses to other than current Fund shareholders.
(3) Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of GDSI and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

      A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to "Broker-Dealer Compensation and Costs" on "Printing and Mailing" of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

      Under the terms of a Fund Administration Agreement, GSA provides for various administrative and accounting services to the Funds, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investor Services, Inc. ("GISI"), a wholly owned subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. Effective January 1, 2005, for the fund administration and transfer agency services, each Fund pays GSA a combined annual fee based on the Trust's average daily net assets according to the following schedule:

              ASSET LEVEL*                    AGGREGATE TRUST FEE
                                         AS A PERCENTAGE OF NET ASSETS

            up to $1 billion                                0.15%
  $1 billion and more up to $3 billion                      0.10%
  $3 billion and more up to $8 billion                      0.05%
 $8 billion and more up to $10 billion                      0.04%
 $10 billion and more up to $12 billion                     0.02%
          $12 billion or more                               0.01%

* The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

      GSA pays GISI from these fees for its services as the Trust's transfer and dividend disbursing agent.

      During the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, GSA earned combined fund administration and transfer agency fees from the Funds as follows:

                              FUND                                     2005           2004           2003
                                                                      EARNED         EARNED         EARNED
Van Kampen GVIT Comstock Value Fund                                 $   144,370    $    95,287    $    52,151
GVIT Mid Cap Index Fund                                                 393,018        306,066        218,342
Federated GVIT High Income Bond Fund                                    226,925        222,842        183,530
Gartmore GVIT Emerging Markets Fund                                     121,136         63,402         30,785
Gartmore GVIT Global Financial Services Fund                             29,214         18,185          8,392
Gartmore GVIT Global Health Sciences Fund                                46,358         31,743         17,267
Gartmore GVIT Global Technology and Communications Fund                  27,153         32,426         21,117
Gartmore GVIT Global Utilities Fund                                      47,994         15,489          7,079
Gartmore GVIT Government Bond Fund                                      853,812        877,708      1,241,272
Gartmore GVIT Growth Fund                                               171,106        166,354        157,199
Gartmore GVIT International Growth Fund                                  36,565         13,104         14,540
Gartmore GVIT Investor Destinations Aggressive Fund                       2,203            165            N/A
Gartmore GVIT Investor Destinations Moderately Aggressive Fund            2,838            521            N/A
Gartmore GVIT Investor Destinations Moderate Fund                         3,660          1,067            N/A
Gartmore GVIT Investor Destinations Moderately Conservative Fund          2,126            516            N/A
Gartmore GVIT Investor Destinations Conservative Fund                     2,413            398            N/A
Gartmore GVIT Mid Cap Growth Fund                                       169,678        145,157        107,570

                              FUND                                     2005           2004           2003
                                                                      EARNED         EARNED         EARNED
Gartmore GVIT Money Market Fund                                       1,237,961      1,259,134      1,646,531
Gartmore GVIT Money Market Fund II                                      203,637        156,308         92,333
Gartmore GVIT Nationwide Fund                                         1,068,328        973,990        920,657
Gartmore GVIT Nationwide Leaders Fund                                    14,947          7,201          6,694
Gartmore GVIT U.S. Growth Leaders Fund                                   40,011         34,169         21,421
Gartmore GVIT Worldwide Leaders Fund                                     41,419         23,802         21,575
GVIT Small Company Fund                                                 684,957        550,154        449,508
GVIT Small Cap Growth Fund                                              111,213         99,803         86,689
GVIT Small Cap Value Fund                                               548,045        512,616        373,779
J.P. Morgan GVIT Balanced Fund                                          194,249        184,429        160,232

                                           2005         2004        2003
                 FUND                     EARNED       EARNED      EARNED

Van Kampen GVIT Multi Sector Bond Fund      236,568      213,113     195,514
GVIT International Value Fund               181,722       85,956      45,033 (1)
Gartmore GVIT Developing Markets Fund       175,049      393,450      83,475 (2)
GVIT S&P 500 Index Fund                     195,384      180,972     160,617 (1)


 (1) Reflects the amount of fees paid by the Fund's predecessor. Effective October 1, 2002, GSA serves as the Fund's administrator. Prior to October 1, 2002, Provident Mutual Life Insurance Company served as the Fund's administrator.
(2) Reflects the amount of fees paid by the Fund's predecessor. Effective April 28, 2003, GSA served as the Fund's administrator. Prior to April 28, 2003, J.P. Morgan Investor Services Co. served as the Fund's administrator.

SUB-ADMINISTRATION

      GSA has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), and GISI has entered into a Sub-Transfer Agent Agreement with BISYS, effective May 2, 2005, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

             ASSET LEVEL**                     AGGREGATE TRUST FEE
                                          AS A PERCENTAGE OF NET ASSETS

            up to $1 billion                             0.10%
  $1 billion and more up to $3 billion                   0.05%
  $3 billion and more up to $8 billion                   0.04%
 $8 billion and more up to $10 billion                   0.02%
 $10 billion and more up to $12 billion                  0.01%
          $12 billion or more                           0.005%

------------
** The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

      For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, BISYS earned $5,960,724, $4,350,755 and $4,367,919, for the combined sub-administration and sub-transfer agency services it provided, respectively.

ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

      As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class III, Class VI, Class VII or Class VIII shares of the Funds, the annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity. No fee is paid with respect to the Class ID shares of any Fund.

      During the fiscal years ended December 31, 2005, 2004 and 2003, NFS and its affiliates earned $18,932,894, $17,411,072 and $13,329,141 in administrative services fees from the Funds.

CUSTODIAN

      JPMorgan Chase Bank, 4 New York Plaza, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

      Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as Independent Registered Public Accountants for the Trust.

BROKERAGE ALLOCATIONS

      A Fund's adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.1 In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

------------
      1 Because the Investor Destinations Funds will invest in shares of the Underlying Funds and the Nationwide Contract, it is expected that a significant portion of transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or subadviser's normal research activities or expenses.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company or by other life insurance companies with which the Trust has a participation agreement. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of each of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

      The advisers and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The advisers and subadvisers are prohibited from considering the broker-dealer's sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

      For the fiscal year ended December 31, 2005, the clients (including the Funds) of all the affiliated advisers of GGI, including but not limited to GMF, GSA, GGAMT, and GMCM, paid soft dollar commissions in the total amount of $5,942,893. For the fiscal year ended December 31, 2005, with respect to the Funds only, all affiliated advisers paid soft dollar commissions in the total amount of $1,822,578. GGI directs security transactions to brokers providing brokerage and research services to the benefit of all GGI clients, including the Funds.


         The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds and the amount of transactions on which the commissions were paid:

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                       TOTAL BROKERAGE       TOTAL AMOUNT OF
                                                                          COMMISSION         TRANSACTIONS ON
                                                                                                 WHICH
                              FUND                                                          COMMISSIONS PAID

Gartmore GVIT Nationwide Leaders Fund                             $         198,950.80$       174,016,928.54
Gartmore GVIT U.S. Growth Leaders Fund                                      507,028.26        477,513,644.31
Gartmore GVIT Worldwide Leaders Fund                                        389,787.66        263,262,450.18
Gartmore GVIT International Growth Fund                                     178,903.67        117,186,199.50
Gartmore GVIT Emerging Markets Fund                                       1,168,680.06        403,989,416.14
Gartmore GVIT Global Technology  and Communications Fund                  1,019,113.87        399,384,643.86
Gartmore GVIT Global Financial Services Fund                                113,754.37         92,399,798.38
Gartmore GVIT Global Utilities Fund                                         277,168.37        196,768,667.60
Gartmore GVIT Global Health Sciences Fund                                   460,009.69        425,306,303.86
Gartmore GVIT Nationwide Fund                                             5,132,661.01      5,341,043,370.49
Gartmore GVIT Growth Fund                                                 1,475,404.22      1,353,707,445.13
Gartmore GVIT Government Bond Fund                                                  --                    --
Gartmore GVIT Money Market Fund                                                     --                    --
GVIT Small Cap Value Fund                                                 3,970,209.35      2,238,441,359.20
GVIT Small Company Fund                                                   2,544,096.32      1,921,310,772.06
GVIT Small Cap Growth Fund                                                  195,230.62        188,291,220.68
Van Kampen GVIT Comstock Value Fund                                         125,907.83        128,581,082.42
Federated GVIT High Income Bond Fund                                             77.00              4,049.41
J.P. Morgan GVIT Balanced Fund                                              151,503.00        218,794,764.75
GVIT Mid Cap Index Fund                                                      22,032.09         46,568,636.75
Gartmore GVIT Mid Cap Growth Fund                                           347,872.20        289,684,050.85
Van Kampen GVIT Multi Sector Bond Fund                                       25,804.27      1,263,718,363.52
Gartmore GVIT Money Market Fund II                                                  --                    --
Gartmore GVIT Investor Destinations Aggressive Fund                                 --                    --
Gartmore GVIT Investor Destinations Moderately Aggressive Fund                      --                    --
Gartmore GVIT Investor Destinations  Moderate Fund                                  --                    --
Gartmore GVIT Investor Destinations  Moderately Conservative
Fund                                                                                --                    --
Gartmore GVIT Investor Destinations  Conservative Fund                              --                    --
GVIT S&P 500 Index Fund                                                      22,430.68         34,414,913.54
GVIT International Value Fund                                               401,905.55        231,982,570.24
Gartmore GVIT Developing Markets Fund                                     1,849,524.56        658,121,878.92

The following tables list the amount of brokerage commissions and the amount of transactions and related commissions paid to brokers providing research and other services to the subadvisers for the following periods.

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                 TRANSACTIONS RELATED TO
                                                                            BROKERAGE OR RESEARCH SERVICES(1)
                                                                    ------------------------------------------------
                              FUND                                    COMMISSION        $ AMOUNT        COMMISSION
------------------------------------------------------------------  --------------   --------------   --------------
Gartmore GVIT Nationwide Leaders Fund                               $       57,833   $   46,970,262   $           36
Gartmore GVIT U.S. Growth Leaders Fund                                     824,508      552,814,158           50,667
Gartmore GVIT Worldwide Leaders Fund                                       490,547      287,493,117               --
Gartmore GVIT International Growth Fund                                    102,414       65,065,394               --
Gartmore GVIT Emerging Markets Fund                                        744,391      251,306,501               --
Gartmore GVIT Global Technology  and Communications Fund                 1,868,314      691,297,030            5,600
Gartmore GVIT Global Financial Services Fund                                85,064       62,213,042               --
Gartmore GVIT Global Utilities Fund                                        224,010      151,987,983               --
Gartmore GVIT Global Health Sciences Fund                                  497,786      382,324,009              134
Gartmore GVIT Nationwide Fund                                              354,136      289,834,563        1,082,141
Gartmore GVIT Growth Fund                                                2,188,959    1,517,206,491          178,281
Gartmore GVIT Government Bond Fund                                              --               --               --
Gartmore GVIT Money Market Fund                                                 --               --               --
GVIT Small Cap Value Fund                                                4,851,109    1,355,799,759          420,521
GVIT Small Company Fund                                                  3,277,702    2,059,644,792          160,307
GVIT Small Cap Growth Fund                                                 485,076      326,269,516               --
Van Kampen GVIT Comstock Value Fund                                        154,473      140,463,939               --
Federated GVIT High Income Bond Fund                                           384          288,021               --
J.P. Morgan GVIT Balanced Fund                                             123,022      643,913,868               --
GVIT Mid Cap Index Fund                                                     21,215      160,453,235               --
Gartmore GVIT Mid Cap Growth Fund                                          630,695      401,937,636          148,175
Van Kampen GVIT Multi Sector Bond Fund                                       6,958      297,056,723               --
Gartmore GVIT Money Market Fund II                                              --               --               --
Gartmore GVIT Investor Destinations Aggressive Fund                             --               --               --
Gartmore GVIT Investor Destinations Moderately Aggressive Fund                  --               --               --
Gartmore GVIT Investor Destinations  Moderate Fund                              --               --               --
Gartmore GVIT Investor Destinations  Moderately Conservative Fund               --               --               --
Gartmore GVIT Investor Destinations  Conservative Fund                          --               --               --
GVIT S&P 500 Index Fund                                                     13,990       38,392,479               --
GVIT International Value Fund                                              277,333      145,339,070               --
Gartmore GVIT Developing Markets Fund                                    1,412,054      493,528,633               --

------------
(1) To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                               TRANSACTIONS RELATED TO
                                                                          BROKERAGE OR RESEARCH SERVICES(1)
                                                                   -------------------------------------------
                              FUND                                  COMMISSION      $ AMOUNT      COMMISSION
------------------------------------------------------------------ ------------   ------------   -------------

Gartmore GVIT Nationwide Leaders Fund                              $     58,971   $    980,648   $      1,655
Gartmore GVIT U.S. Growth Leaders Fund                                  680,843     30,404,899         50,429
Gartmore GVIT Worldwide Leaders Fund                                    613,404             --             --
Gartmore GVIT International Growth Fund                                 148,720             --             --
Gartmore GVIT Emerging Markets Fund                                     352,053             --             --
Gartmore GVIT Global Technology  and Communications Fund              2,159,148     23,003,280         73,344
Gartmore GVIT Global Financial Services Fund                             68,993             --             --
Gartmore GVIT Global Utilities Fund                                      32,524             --             --
Gartmore GVIT Global Health Sciences Fund                               352,171        912,612          2,542
Gartmore GVIT Nationwide Fund                                         5,160,016    821,122,770      1,256,506
Gartmore GVIT Growth Fund                                             2,368,205    205,663,475        322,415
Gartmore GVIT Government Bond Fund                                           --             --             --
Gartmore GVIT Money Market Fund                                              --             --             --
GVIT Small Cap Value Fund                                             4,235,719    196,198,810        438,053
GVIT Small Company Fund                                               2,828,362     72,874,611        164,301
GVIT Small Cap Growth Fund                                              529,971             --             --
Van Kampen GVIT Comstock Value Fund                                     166,420             --             --
Federated GVIT High Income Bond Fund                                        799             --             --
J.P. Morgan GVIT Balanced Fund                                          157,454             --             --
GVIT Mid Cap Index Fund                                                  40,428             --             --
Gartmore GVIT Mid Cap Growth Fund                                       601,857     83,562,589        131,984
Van Kampen GVIT Multi Sector Bond Fund                                    7,367             --             --
Gartmore GVIT Money Market Fund II                                           --             --             --
Gartmore GVIT Investor Destinations Aggressive Fund                          --             --             --
Gartmore GVIT Investor Destinations  Moderately Aggressive Fund              --             --             --
Gartmore GVIT Investor Destinations Moderate Fund                            --             --             --
Gartmore GVIT Investor Destinations Moderately Conservative Fund             --             --             --
Gartmore GVIT Investor Destinations Conservative Fund                        --             --             --
GVIT S&P 500 Index Fund                                                     N/A             --             --
GVIT International Value Fund                                               N/A
Gartmore GVIT Developing Markets Fund(2)                                849,398             --             --

------------
(1) To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
(2) Reflects the amount of brokerage commissions paid by the Fund's predecessor.

      Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      Certain of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

      The following table lists the amount of brokerage commissions paid to affiliated brokers:

                                                                   COMMISSIONS
                                                      -------------------------------------
           FUND                       BROKER             2005          2004         2003
---------------------------     ------------------    ---------    -----------   ----------
GVIT Small Company Fund         Neuberger & Berman    $     280    $     2,651   $   67,799
GVIT Small Cap Growth Fund      Neuberger & Berman    $      --    $        --   $   60,558
GVIT Mid Cap Index Fund         Mellon Bank           $      56    $        --   $      601


      During the year ended December 31, 2005, commissions paid by the GVIT Small Company Fund to Neuberger & Berman represented 0.01% of total commissions paid by the Fund and such transactions represented 0.03% of the aggregate dollar amount of transactions involving the payment of commissions.

      During the year ended December 31, 2005, commissions paid by the GVIT Mid Cap Index Fund to Mellon Bank represented 0.20% of total commissions paid by the Fund and such transactions represented 0.67% of the aggregate dollar amount of transactions involving the payment of commissions.

      During the fiscal year ended December 31, 2005, the following Funds held investments in securities of their regular broker-dealers:

                                           APPROXIMATE AGGREGATE VALUE
                                         OF ISSUER'S SECURITIES OWNED BY
                                         THE FUND DURING THE FISCAL YEAR
                                                      ENDED                    NAME OF
                 FUND                           DECEMBER 31, 2005          BROKER OR DEALER
Van Kampen GVIT Comstock Value Fund               1,988,469               JPMorgan Chase
Gartmore GVIT Worldwide Leaders Fund              2,040,066               JPMorgan Chase
JP Morgan Balanced Fund                             389,931               Deutsche Bank
                                                  1,454,905               UBS
                                                  3,205,599               Citigroup
                                                  3,092,728               Goldman Sachs
                                                    304,404               Lehman Brothers
                                                     88,049               Merrill Lynch
                                                  2,071,627               Morgan Stanley
                                                  2,388,262               Bank of America
                                                  1,091,878               Bear Stearns
Gartmore GVIT International Value Fund            2,371,999               Deutsche Bank
GVIT S&P 500 Index Fund                           3,246,682               JPMorgan Chase
                                                  1,429,848               Morgan Stanley
                                                  1,456,195               Merrill Lynch
                                                  4,298,410               Bank of America
                                                  1,340,955               Goldman Sachs
                                                  5,714,602               Citigroup
                                                    432,432               State Street
Gartmore Global Financial Services Fund             835,870               JPMorgan Chase
                                                    482,744               Goldman Sachs

                                           APPROXIMATE AGGREGATE VALUE
                                         OF ISSUER'S SECURITIES OWNED BY
                                         THE FUND DURING THE FISCAL YEAR
                                                      ENDED                    NAME OF
                 FUND                           DECEMBER 31, 2005          BROKER OR DEALER
                                                    374,547               Merrill Lynch
Gartmore GVIT Growth Fund                         2,153,191               Goldman Sachs
Gartmore GVIT Money Market Fund                   37,000,000              Goldman Sachs
                                                  30,000,000              Morgan Stanley
Gartmore GVIT Money Market II Fund                 8,991,734              Prudential
Gartmore GVIT Nationwide Fund                     15,591,881              Lehman Brothers
                                                  10,243,711              JPMorgan Chase
                                                  19,993,768              Goldman Sachs
                                                   2,297,459              Morgan Stanley
                                                  51,798,298              Bank of America
                                                  12,712,921              Merrill Lynch
                                                     484,350              Deutsche Bank
                                                  12,446,149              Citigroup
                                                  10,348,946              Bear Stearns
Gartmore GVIT U.S. Growth Leaders Fund             2,056,131              Goldman Sachs
Van Kampen GVIT Multi-Sector Bond Fund               640,235              Bank of America
                                                     841,174              Bear Stearns
                                                     494,608              JPMorgan Chase
                                                     103,788              Deutsche Bank
                                                   1,479,609              Citigroup
                                                   4,208,737              Merrill Lynch
                                                     179,340              Prudential


PURCHASES, REDEMPTIONS AND PRICING OF SHARES

      An insurance company purchases shares of the Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

      All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

      The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern
Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

      The Trust will not compute NAV for the Funds on customary national business holidays, including the following: Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

      Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

      The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

      Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 day or less are considered to be "short-term" and are valued at amortized cost which approximated market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

      The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

      The Funds holding foreign equity securities (the "Foreign Equity Funds") value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

      The value of portfolio securities in the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II (each, a "Money Market Fund") is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from a Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from a Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practicable such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations.

      The Trustees, in supervising each Money Market Fund's operations and delegating special responsibilities involving portfolio management to GMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

      Pursuant to its objective of maintaining a stable net asset value per share, each Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

      A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust's transfer agent, GISI.

      The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

PERFORMANCE ADVERTISING

      The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD - THE GARTMORE GVIT MONEY MARKET FUND AND GARTMORE GVIT MONEY MARKET FUND II

      Any current yield quotations for the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act, shall consist of a seven-calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. A Fund's effective yield represents an animalization of the current seven-day return with all dividends reinvested. Yields for each class may differ due to different fees and expenses charged on the Class.

      Each Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in each Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and each Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in either Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD (NON-MONEY MARKET FUNDS) AND TOTAL RETURN

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      On April 28, 2003, the Market Street International Portfolio ("International Portfolio"), Mid Cap Growth and the Market Street Equity 500 Index Portfolio ("Equity 500 Portfolio") were reorganized into the GVIT International Value Fund, Gartmore GVIT Mid Cap Growth Fund and GVIT S&P 500 Index Fund, respectively and the performance shown for the GVIT International Value Fund, Gartmore GVIT Mid Cap Growth Fund and GVIT S&P 500 Index Fund reflects the returns for the predecessor funds through April 27, 2003. From the International Portfolio's inception on November 1, 1991 until October 1, 2002, Market Street Investment Management Company ("MSIM") served as its investment adviser and The Dreyfus Corporation served as its subadviser. From the Equity 500 Portfolio's inception on February 7, 2000 until October 1, 2002, MSIM served as its investment adviser and SSgA Funds Management, Inc. served as its subadviser. On October 1, 2002, GMF replaced MSIM as the investment adviser for the International Portfolio and the Equity 500 Portfolio. The GVIT International Value Fund and the GVIT S&P 500 Index Fund are managed in a substantially similar manner as the International Portfolio and the Equity 500 Portfolio were, and there have been no material changes to the objectives and strategies.

      On June 23, 2003, the Montgomery Variable Series: Emerging Markets Fund ("Montgomery Emerging Markets Fund") was reorganized into the Gartmore GVIT Developing Markets Fund and the performance shown for the Gartmore GVIT Developing Markets Fund reflects the returns for the predecessor fund through June 22, 2003. From the Montgomery Emerging Markets Fund's inception on February 2, 1996 until January 18, 2003, Montgomery Asset Management, LLC ("MAM") served as its investment adviser. On January 18, 2003, GGAMT replaced MAM as the investment adviser for the Montgomery Emerging Markets Fund. The Gartmore GVIT Developing Markets Fund is managed in a substantially similar manner as the Montgomery Emerging Markets Fund was, and there have been no material changes to the objectives and strategies.

Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

      The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES                                                                            SHARE CLASSES
----------------------------------------------------------------   ---------------------------------------------------
Van Kampen GVIT Comstock Value Fund                                Class I, Class II, Class IV
GVIT International Value Fund                                      Class I, Class II, Class III, Class IV, Class VI
GVIT Mid Cap Index Fund                                            Class I, Class II, Class III, Class ID
Federated GVIT High Income Bond Fund                               Class I, Class III
Gartmore GVIT Developing Markets Fund                              Class I, Class II
Gartmore GVIT Emerging Markets Fund                                Class I, Class II, Class III, Class VI
Gartmore GVIT Global Financial Services Fund                       Class I, Class II, Class III
Gartmore GVIT Global Health Sciences Fund                          Class I, Class II, Class III, Class VI
Gartmore GVIT Global Technology and Communications Fund            Class I, Class II, Class III, Class VI
Gartmore GVIT Global Utilities Fund                                Class I, Class II, Class III
Gartmore GVIT Government Bond Fund                                 Class I, Class II, Class III, Class IV
Gartmore GVIT Growth Fund                                          Class I, Class IV
Gartmore GVIT International Growth Fund                            Class I, Class II, Class III
Gartmore GVIT Investor Destinations Aggressive Fund                Class II, Class VI
Gartmore GVIT Investor Destinations Moderately Aggressive Fund     Class II, Class VI
Gartmore GVIT Investor Destinations Moderate Fund                  Class II, Class VI
Gartmore GVIT Investor Destinations Moderately Conservative Fund   Class II, Class VI
Gartmore GVIT Investor Destinations Conservative Fund              Class II, Class VI
Gartmore GVIT Mid Cap Growth Fund                                  Class I, Class II, Class III, Class IV
Gartmore GVIT Money Market Fund                                    Class I, Class IV, Class V, Class ID
Gartmore GVIT Money Market Fund II                                 No Class Designation
Gartmore GVIT Nationwide Fund                                      Class I, Class II, Class III, Class IV
Gartmore GVIT Nationwide Leaders Fund                              Class I, Class II, Class III
Gartmore GVIT U.S. Growth Leaders Fund                             Class I, Class II, Class III
Gartmore GVIT Worldwide Leaders Fund                               Class I, Class II, Class III
GVIT S&P 500 Index Fund                                            Class I, Class II, Class IV, Class ID
GVIT Small Company Fund                                            Class I, Class II, Class III, Class IV
GVIT Small Cap Growth Fund                                         Class I, Class II, Class III
GVIT Small Cap Value Fund                                          Class I, Class II, Class III, Class IV
J.P. Morgan GVIT Balanced Fund                                     Class I, Class IV
Van Kampen GVIT Multi Sector Bond Fund                             Class I, Class III
American Funds GVIT Growth Fund*                                   Class II, Class VII

SERIES                                                                            SHARE CLASSES
----------------------------------------------------------------   ---------------------------------------------------
American Funds GVIT Global Growth Fund*                            Class II, Class VII
American Funds GVIT Asset Allocation Fund*                         Class II, Class VII
American Funds GVIT Bond Fund*                                     Class II, Class VII
GVIT Bond Index Fund*                                              Class II, Class VII, Class ID
GVIT Small Cap Index Fund*                                         Class II, Class VII, Class ID
GVIT Enhanced Income Fund*                                         Class II, Class VII, Class ID
GVIT International Index Fund*                                     Class II, Class VI, Class VII, Class VIII, Class ID

------------

* Information on these Funds is contained in a separate Statement(s) of Additional Information.

      You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

      Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

      (1)   designate series of the Trust; or

      (2)   change the name of the Trust; or

      (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

      Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER INQUIRIES

      All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS

      ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

      Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

      CONSENT DIVIDENDS

      Each Fund may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

      DIVERSIFICATION REQUIREMENTS

      Each Fund (including each Underlying Fund of
Funds) intends to comply with the diversification requirements of Section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

OTHER TAX CONSEQUENCES

      EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

      Certain Funds (including the Underlying Funds of GVIT Investors Destinations Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

      If a Fund invests in securities of foreign entities that could be deemed for federal tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

      EXCISE TAX DISTRIBUTION REQUIREMENTS

      To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

THE FOLLOWING PARAGRAPH ONLY APPLIES TO THE GARTMORE GVIT MONEY MARKET FUND AND THE GARTMORE GVIT MONEY MARKET FUND II:

      Maintaining a $1 share price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II to adjust distributions to maintain its respective $1 share price. These procedures may result in under- or over-distributions by the Fund of its respective net investment income.

TAX CONSEQUENCES TO SHAREHOLDERS

      Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL STATEMENTS

      The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the period ended December 31, 2005 included in the Trust's Annual Report and the Financial Statements of the Trust for the period ended June 30, 2005 included in the Trust's unaudited Semi-Annual Report are incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                               SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -        Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality.  There is present
                  strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality.  All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST AND GARTMORE GLOBAL ASSET MANAGEMENT TRUST

GENERAL
-------

The Board of Trustees of the Funds has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

Each of Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore SA Capital Trust, Gartmore Morley Capital Management, Inc., NorthPointe Capital, LLC, and Coda Capital Management, LLC. (hereinafter referred to collectively as "Gartmore"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Gartmore provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that Gartmore performs for Clients. Gartmore's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Gartmore has adopted proxy voting guidelines (the "Gartmore Proxy Voting Guidelines") to assist Gartmore in making proxy voting decisions and in developing procedures for effecting those decisions. The Gartmore Proxy Voting Guidelines are designed to ensure that where Gartmore has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Gartmore Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds will be available to shareholders on the Trust's website, gartmorefunds.com, and the SEC's website beginning September, 2004.

HOW PROXIES ARE VOTED
---------------------

Gartmore has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by Gartmore. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Gartmore personnel has reviewed, and will continue to review annually, Gartmore's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Gartmore in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Gartmore Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Gartmore's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Gartmore, generally will result in proxy voting decisions which serve the best economic interests of Clients. Gartmore has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Gartmore on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Gartmore; and (ii) Gartmore will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

Gartmore and Gartmore's subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Gartmore generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the Gartmore Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Gartmore Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Gartmore (or between a Client and those of any of Gartmore's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Gartmore. The chief counsel for Gartmore then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Gartmore then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which Gartmore will not process a proxy because it is impractical or too expensive to do so. For example, Gartmore will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Gartmore has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Gartmore generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------

For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than Gartmore), the Trustees of the Fund and Gartmore have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Gartmore for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Gartmore and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o        Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o        Length of the rotation period advocated in the proposal
o        Significant audit-related issues
o        Number of audit committee meetings held each year
o        Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??
o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION
Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)
o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
o        Balanced mix between cash and equity
o Non-employee directors should not receive retirement benefits/perquisites
o        Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation
o        Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:
o        Purchase price is at least 85 percent of fair market value

o        Offering period is 27 months or less, and
o        Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:
o        Broad-based participation
o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
o No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o        FOR proposals for the company to amend its Equal Employment Opportunity
         (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

o        Election of Directors

o        Ratification of Selection of Auditors

o        Equity-Based Compensation Plans

o        Anti-Takeover Proposals

         >>       Cumulative Voting

         >>       Staggered Boards

         >>       "Blank Check" Preferred Stock

         >>       Elimination of Preemptive Rights

         >>       Non-targeted Share Repurchase

         >>       Increase in Authorized Common Stock

         >>       "Supermajority" Voting Provisions or Super Voting Share
                  Classes

         >>       "Fair Price" Amendments

         >>       Limiting the Right to Call Special Shareholder Meetings

         >>       Poison Pills or Shareholder Rights Plans

         >>       Golden Parachutes

         >>       Reincorporation

         >>       Confidential Voting

         >>       Opting In or Out of State Takeover Laws

o        Shareholder Proposals Involving Social, Moral or Ethical Matters

o        Anti-Greenmail Proposals

o        Changes to Indemnification Provisions

o        Non-Stock Incentive Plans

o        Director Tenure

o        Directors' Stock Options Plans

o        Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

EPOCH INVESTMENT PARTNERS

INTRODUCTION

The Firm has adopted this Proxy Voting Policy and Procedures (the "Policy") to comply with Rule 206(4)-6 (the "Rule") under the Advisers Act. The Rule requires each investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients. Such procedures must: Include how the adviser addresses material conflicts that may arise between its own interests and those of its clients; (b) Disclose to clients how they may obtain information from the adviser about how it voted with respect to their securities; and (c) Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by "independent third party." The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or any incentive to recommend that the proxies should be voted in anyone's interest other than the adviser's clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of an independent proxy voting firm without first ascertaining, among other things, whether the proxy voting firm (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser's clients.

The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm's relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the clients, or whether the adviser needs to take other steps to vote the proxies.

POLICY

When the Firm votes proxies for a client, the Firm seeks to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to the Firm's integrity and reputation that it considers the interests of its clients, and not the interests of the Firm, when voting proxies. All proxy voting decisions will be made under the supervision of the Firm's compliance department.

In light of the Firm's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. The Firm has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm's files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of ISS - were voting consistent with the Firm's fiduciary duties.

The Firm believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between the Firm's interests and those of its clients. ISS Proxy Voting Guidelines Summaries are included in Attachment A.

RECORDKEEPING

Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

CLIENT REQUEST TO REVIEW PROXY VOTES:

[ ] Any request, whether written (including e-mail) or oral, received by any employee of Epoch, must be promptly reported to the Chief Compliance Officer. All written requests must be retained in the permanent file.

[ ] The Chief Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

[ ] In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Chief Compliance Officer will distribute to any client requesting proxy voting information the complete proxy voting record of Epoch for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.(1)

----------

(1) For clients who have provided Epoch with specific direction on proxy voting, the Chief Executive Officer and/or Assistant Portfolio Manager will review the proxy voting record and permanent file in order to identify those proposals voted differently than how Epoch voted clients not providing direction.

         Any report disseminated to a client(s) will contain the following legend:

                  "THIS REPORT CONTAINS THE FULL PROXY VOTING RECORD OF ADVISER EPOCH. IF SECURITIES OF A PARTICULAR ISSUER WERE HELD IN YOUR ACCOUNT ON THE DATE OF THE SHAREHOLDER MEETING INDICATED, YOUR PROXY WAS VOTED IN THE DIRECTION INDICATED (ABSENT YOUR EXPRESSED WRITTEN DIRECTION OTHERWISE)."

[ ] Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file.

[ ] Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

PROXY VOTING POLICY AND PROCEDURES:
-----------------------------------

[ ]      Proxy Voting Policy and Procedures.

PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES:
------------------------------------------------------

[ ] Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

         NOTE: Epoch is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

PROXY VOTING RECORDS:
---------------------

[ ]      Epoch Proxy Voting Record.

[ ] Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

[ ] Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

[ ] Epoch will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

PROXY SOLICITATION

         As a matter of practice, it is Epoch's policy to not reveal or disclose to any client how Epoch may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. Epoch will never disclose such information to unrelated third parties.

         The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Compliance Officer shall handle all responses to such solicitations.

FEDERATED INVESTMENT MANAGEMENT COMPANY

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting FOR proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote FOR proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote AGAINST the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: AGAINST proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; FOR proposals to grant preemptive rights to the securities being voted; and AGAINST proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
FOR stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and AGAINST proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes AGAINST proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

FRANKLIN PORTFOLIO ASSOCIATES, LLC

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies,

Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

FUND ASSET MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

         o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

         o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

         o Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

         o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

         o Routine proposals related to requests regarding the formalities of corporate meetings.

         o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

GARTMORE GLOBAL PARTNERS

The corporate governance policy of Gartmore Global Partners (Gartmore) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when Gartmore casts its clients' votes at company meetings. This document only summarizes Gartmore's position and for a fuller understanding reference must be made to Gartmore's full corporate governance statement.

CORPORATE GOVERNANCE
Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GARTMORE'S POSITION
Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING GUIDELINES

[ ] Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.
[ ]      Capital issue and repurchase should be on equal terms to all holders.
[ ] Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.
[ ] Board Structure - there should be sufficient independent non-executives to balance executive management.
[ ] Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.
[ ] Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.
[ ] Service contracts - should not be of excessive length or used to shield executives who do not perform.
[ ] Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.
[ ] Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GARTMORE'S PROCEDURES
We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required Gartmore will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

Gartmore recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

         [ ] where Gartmore (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

         [ ] where Gartmore (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where Gartmore (or an affiliate) may manage assets for the proponent
         [ ] where Gartmore (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where Gartmore (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:
                  o referring decisions to a senior manager unconnected with the day to day management of the fund concerned
                  o        using the advice of an outside body
                  o        approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that Gartmore (or an affiliate) manages assets for a company, its pension plan, or related entity, Gartmore will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM"), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

EXHIBIT A
---------

JPMorgan High Yield Partners LLC
JPMorgan Investment Advisors Inc.
Bank One Trust Company, NA
JPMorgan Chase Bank , NA
J.P. Morgan Fleming Asset Management (London) Limited
J.P. Morgan Fleming Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Limited
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

I.       POLICY STATEMENT
         ----------------

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

PROXY RESEARCH SERVICES - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

VOTING PROXIES FOR CERTAIN NON-U.S. COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.      GENERAL PROXY VOTING GUIDELINES
         -------------------------------

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.     GUIDELINES
         ----------

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         i.       GENERAL.

         1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

                  o Approval of financial statements, director and auditor reports.

                  o General updating/corrective amendments to the charter.

                  o Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

         2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

         3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

         4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

         5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

         6. Proposals to require the company to expense stock options will be supported.

         7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

         8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

         9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

         ii. ELECTION OF DIRECTORS. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted IN SUPPORT of nominees of management.

         1.       The following proposals generally will be supported:

                  o Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

         2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

                  (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                  (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;


                  (c) A direct conflict exists between the interests of the nominee and the public shareholders;

                  (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

                  (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

                  (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

         iii.     AUDITORS

         1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

         2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

         3.       Proposals to indemnify auditors will not be supported.

         iv.      ANTI-TAKEOVER MATTERS

         1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

         2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

         3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.       The following proposals generally will be supported:

                  o Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o        Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  o        Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

         2. The following proposals generally will not be supported (notwithstanding management support).

                  o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  o        Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.       The following proposals generally will be supported:

                  o Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                  o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

                  o Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

                  o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

         2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

         3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

         4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

         2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.       ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

         I.       CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.

         ii.      COMPENSATION

                  o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

                  o Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

                  o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.


         iii.     OTHER

                  o        Proposals for higher dividend payouts.

                  o Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

                  o Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

                  o Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

                  o Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.      ADMINISTRATION OF POLICY

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special

                           Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.       IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

         1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

         2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.       PROXY VOTING REPORTS

                  (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

                  (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

NEUBERGER BERMAN MANAGEMENT INC.

The Board Proxy has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.
For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OBERWEIS ASSET MANAGEMENT, INC.

POLICY
------

Oberweis Asset Management, Inc. (the "Adviser") acts as discretionary investment adviser to various clients, including The Oberweis Funds (the "Fund"). The Adviser will not exercise voting authority with respect to client securities, unless a client has authorized the Adviser to exercise such discretion pursuant to the client's advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by the Fund.

The Adviser's policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Adviser are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Adviser's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Adviser generally makes investments in companies in which the Adviser has confidence in the management, proxies generally are voted in accord with management's recommendation. The Adviser may vote a proxy in a manner contrary to management's recommendation if, in the judgment of the Adviser, the proposal would not enhance shareholder value.

The Adviser has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Adviser retains the ultimate authority on how to vote. In general, based on its review of ISS' proxy voting recommendations, it is anticipated that the Adviser will be in agreement with ISS recommendations and no other action will be required by the Adviser.

PROCEDURES
----------

Steven J. Lemire, Vice President, is responsible for monitoring corporate actions. Steven J. Lemire, Vice President, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.

Steven J. Lemire, Vice President, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Steven J. Lemire, Vice President, with respect to any conflict of interest of which they become aware.

Upon receipt of proxy statements on behalf of the Adviser's clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Adviser unless it disagrees with ISS' recommendation. If the Adviser disagrees with ISS' vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Adviser as designated by James W. Oberweis, will vote the proxy.

The following matters will be referred to the Adviser's Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under "Conflicts of Interest" below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Adviser's goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.

CONFLICTS OF INTEREST
---------------------

If the Adviser determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Adviser will follow the recommendations of ISS except as follows. If the Adviser and/or the Proxy Committee believes that it would be in the interest of the Adviser's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

In any event, the Adviser will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.

RECORDKEEPING

GENERAL

The Adviser will maintain the following records:

         o        these Policies and Procedures, including any amendments;

         o proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;

         o a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on ISS;

         o a copy of any document prepared by the Adviser that was material to making a voting decision or that memorialized the basis for the decision; and

         o a copy of each written client request for information on how the Adviser voted proxies on behalf of that client and the Adviser's written response to any client request (whether written or oral) on how the Adviser voted proxies on behalf of that client.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

THE FUND

With respect to proxies voted on behalf of the Fund, the Adviser will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.

DISCLOSURE
----------

The Adviser will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client's securities.

AMENDMENTS
----------

These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.

Dated August 1, 2003, as amended May 20, 2004 and further amended January 27, 2005.

SCHEDULE A

MEMBERS OF PROXY COMMITTEE
--------------------------

(as of August 1, 2003)

Patrick B. Joyce
James W. Oberweis
Martin L. Yokosawa

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICY
-------------------

         The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

         Listed below are several reoccurring issues and WRIMCO's corresponding positions.

BOARD OF DIRECTORS ISSUES:
         WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

         WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

         WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

         WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

CORPORATE GOVERNANCE ISSUES:
        WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

        WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

        WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

         WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

         WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

EXECUTIVE/EMPLOYEE ISSUES:
         WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

POLITICAL ACTIVITY:
         WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.

CONFLICTS OF INTEREST BETWEEN WRIMCO AND THE FUNDS:
         WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

         I. IDENTIFYING CONFLICTS OF INTEREST: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

     o BUSINESS RELATIONSHIPS - WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
     o PERSONAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
     o FAMILIAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

         WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

         II. "MATERIAL CONFLICTS": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

         In considering the materiality of a conflict, WRIMCO will take a two-step approach:

     o FINANCIAL MATERIALITY - A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.
     o NON-FINANCIAL MATERIALITY - WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

         III. PROCEDURES TO ADDRESS MATERIAL CONFLICTS: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

     o USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
     o CLIENT DIRECTED - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
     o USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
     o SEEK BOARD GUIDANCE - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

--------------------------------------------------------------------------------
                        APPENDIX C - PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      INFORMATION AS OF DECEMBER 31, 2005

INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER              FUND NAME                                            DOLLAR RANGE OF INVESTMENTS
                                                                                            IN EACH FUND (1)
AMERICAN CENTURY INVESTMENTS, INC.
William Martin                         GVIT Small Company                                   None
Wilhelmine von Turk                    GVIT Small Company                                   None
Thomas Vaiana                          GVIT Small Company                                   None

FRANKLIN PORTFOLIO ASSOCIATES, LLC
Oliver Buckley                         GVIT Small Company                                   None
John Cone                              GVIT Small Company                                   None
Kristen Crawford                       GVIT Small Company                                   None
Langton C. Garvin                      GVIT Small Company                                   None

THE BOSTON COMPANY ASSET
MANAGEMENT, LLC
D. Kirk Henry                          GVIT International Value                             None
Andrew Johnsen                         GVIT International Value                             None
Carolyn Kedersha                       GVIT International Value                             None
Param Roychoudhury                     GVIT International Value                             None
Clifford Smith                         GVIT International Value                             None

EPOCH INVESTMENT PARTNERS, INC.
William W. Priest                      GVIT Small Cap Value                                 None
David N. Pearl                         GVIT Small Cap Value                                 None
Joseph W. Donaldson                    GVIT Small Cap Value                                 None

FUND ASSET MANAGEMENT, L.P.
Debra Jelilian                         GVIT S&P 500 Index                                   None
                                       GVIT Mid Cap Index                                   None
Jeffrey Russo                          GVIT S&P 500 Index                                   None
                                       GVIT Mid Cap Index                                   None

FEDERATED INVESTMENT COUNSELING
Mark Durbiano                          Federated GVIT High Income Bond                      None
Nathan Kehm                            Federated GVIT High Income Bond                      None

GARTMORE GLOBAL PARTNERS
Peter Dagliesh                         Gartmore GVIT Developing Markets                     None
                                       Gartmore GVIT Emerging Markets                       None
Philip Ehrmann                         Gartmore GVIT Developing Markets                     None
                                       Gartmore GVIT Emerging Markets                       None
Michael Gleason                        Gartmore GVIT Small Company                          None
Brian O'Neill                          Gartmore GVIT International Growth                   None
Neil Rogan                             Gartmore GVIT Worldwide Leaders                      None
Ben Walker                             Gartmore GVIT Global Utilities                       None
                                       Gartmore GVIT International Growth                   None

                                      C-1

GARTMORE MUTUAL FUNDS CAPITAL TRUST
Chris Baggini                          Gartmore GVIT U.S. Growth Leaders                    None
                                       Gartmore GVIT Growth                                 None
Douglas Burtnick                       Gartmore GVIT U.S. Growth Leaders                    None
                                       Gartmore GVIT Global Financial Services              None
                                       Gartmore GVIT Growth                                 None
William H. Miller                      Gartmore GVIT Investor Destinations Aggressive Fund
                                       Gartmore GVIT Investor Destinations Moderately       None
                                       Aggressive Fund
                                       Gartmore GVIT Investor Destinations Moderate Fund    None
                                       Gartmore GVIT Investor Destinations Moderately
                                       Conservative Fund                                    None
                                       Gartmore GVIT Investor Destinations Conservative
                                       Fund                                                 None

                                                                                            None
Paul Cluskey                           Gartmore GVIT Global Health Sciences                 None
William Gerlach                        GVIT Small Company                                   None
                                       GVIT Small Cap Value                                 None
Robert Glise                           Gartmore GVIT Mid Cap Growth                         None
Gary Haubold                           Gartmore GVIT Nationwide                             None
                                       Gartmore GVIT Nationwide Leaders                     None
                                       GVIT Small Company                                   None
                                       GVIT Small Cap Value                                 None
Gary Hunt                              Gartmore GVIT Government Bond                        None
Joseph A. Cerniglia                    Gartmore GVIT Nationwide                             None
Charles Purcell                        GVIT Small Company                                   None
                                       GVIT Small Cap Value                                 None
Stuart Quint                           Gartmore GVIT Global Financial Services              $0 - $10,000
Jayne Stevlingson                      Gartmore GVIT Global Technology and Communications   None

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Chris T. Blum                          GVIT Small Cap Value                                 None
Patrik Jakobson                        J.P. Morgan GVIT Balanced                            None
Anne Lester                            J.P. Morgan GVIT Balanced                            None
Dennis Ruhl                            GVIT Small Cap Value                                 None

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
W. David Armstrong                     Van Kampen GVIT Multi Sector Bond                    None
Sam Chainani                           GVIT Small Company                                   None
David Cohen                            GVIT Small Company                                   None
David Germany                          Van Kampen GVIT Multi Sector Bond                    None
David Horowitz                         Van Kampen GVIT Multi Sector Bond                    None
Gordon Loery                           Van Kampen GVIT Multi Sector Bond                    None
Dennis Lynch                           GVIT Small Company                                   None
Abigail McKenna                        Van Kampen GVIT Multi Sector Bond                    None
Alexander Norton                       GVIT Small Company                                   None
Roberto Sella                          Van Kampen GVIT Multi Sector Bond                    None

NEUBERGER BERMAN LLC
Robert D'Alelio                        GVIT Small Company Fund                              None
Judith Vale                            GVIT Small Company Fund                              None

                                      C-2

OBERWEIS ASSET MANAGEMENT, INC.
James Oberweis                         GVIT Small Cap Growth                                None

VAN KAMPEN ASSET MANAGEMENT
B. Robert Baker, Jr.                   Van Kampen GVIT Comstock Value                       None
Kevin Holt                             Van Kampen GVIT Comstock Value                       None
Jason Leder                            Van Kampen GVIT Comstock Value                       None

WADDELL & REED
Kenneth McQuade                        GVIT Small Cap Growth                                None
                                       GVIT Small Company                                   None
Mark Seferovich                        GVIT Small Cap Growth                                None
                                       GVIT Small Company                                   None

------------
(1) This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.



DESCRIPTION OF COMPENSATION STRUCTURE

AMERICAN CENTURY INVESTMENTS, INC.

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. The portion of the GVIT Small Company Fund managed by American Century is a tracking portfolio whose performance is measured relative to that of its policy portfolio, American Century's Small Company Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("TBCAM")

The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and TBCAM phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in TBCAM's operating income.

FRANKLIN PORTFOLIO ASSOCIATES, LLC ("FPA")

The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the FPA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.

All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average
year over year earnings growth of FPA (capped at 20% per year).   Management has
discretion with respect to actual participation and award size.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

EPOCH INVESTMENT PARTNERS ("EPOCH")

Mr. Priest, Mr. Pearl and Mr. Donaldson are shareholders of Epoch Holding Company, the parent company of Epoch. For their services, Mr. Priest, Mr. Pearl and Mr. Donaldson receive a fixed annual salary plus a discretionary bonus determined by Epoch's management committee. Mr. Priest, Mr. Pearl and Mr. Donaldson do not receive pre- or after-tax performance compensation that is based upon the GVIT Small Cap Value Fund, any other commingled account, or any private account or the value of assets held by such entities. Mr. Priest, Mr. Pearl and Mr. Donaldson do not receive any special or additional compensation from Epoch for their services as Portfolio Managers to the GVIT Small Cap Value Fund.

FUND ASSET MANAGEMENT, L.P.

The Portfolio Manager Compensation Program of Merrill Lynch Investment Managers and its affiliates ("MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

      BASE SALARY

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      PERFORMANCE-BASED COMPENSATION

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM portfolio manager incentive compensation is derived based on portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

      CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio Managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

      OTHER BENEFITS

Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

FEDERATED INVESTMENT COUNSELING

Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced
Scorecard.  Investment Product Performance (IPP) is the predominant factor.   Of
lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, Research Performance and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, Nathan Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Kehm provides research and analytical support for other accounts. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in portfolio manager's group.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced
Scorecard.  Investment Product Performance (IPP) is the predominant factor.   Of
lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Investment performance is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

GARTMORE MUTUAL FUND CAPITAL TRUST, GARTMORE GLOBAL ASSET MANAGEMENT TRUST AND GARTMORE GLOBAL PARTNERS (COLLECTIVELY, "GARTMORE"):

Gartmore uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that Gartmore believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of Gartmore or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one or three year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. Gartmore uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by Gartmore's Chief Investment Officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

Portfolio managers also may be awarded unregistered restricted equity interests in a related Gartmore entity that typically vest over time and are designed to create incentives to retain key talent and, with the exception of personnel of Gartmore Global Partners (which is based in the United Kingdom), they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, Gartmore's ultimate parent company. Such plan affords participating United States-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all Gartmore employees.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Investment Adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

NEUBERGER BERMAN LLC

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

OBERWEIS ASSET MANAGEMENT, INC.

Oberweis Asset Management, Inc. (OAM) offers its investment professionals a competitive package consisting of a base, an incentive-based fee, and in certain cases equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the Russell 2000 Growth Index, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, most senior executives and key investment professionals are also equity investors in OAM. By linking a significant portion of portfolio management's compensation to equity ownership, the OAM management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in OAM has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. OAM's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.

WADDELL & REED

WRIMCO believes that integral to the retention of portfolio managers is: a) a competitive base salary that is commensurate with the individual's level of experience and responsibility; b) an attractive annual performance-based bonus, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork; and d) to the extent a portfolio manager also manages institutional separate accounts, a share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO and for which the portfolio manager assisted in bringing in the assets, as opposed to affiliated accounts or accounts managed as part of a corporate level partnership.

Portfolio managers can receive significant annual performance-based bonuses.
The better the pre-tax performance of the fund or account managed by the portfolio manager relative to an appropriate benchmark, the more bonus compensation the manager may receive. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers who manage with the same investment style at other firms. The secondary benchmark is an index of securities matched to the portfolio manager's investment style. Half of each portfolio manager's bonus is based upon performance over a three-year period and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one fund or account to manage, all the funds or accounts which are similar in investment style are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed - managed mutual funds, the WDR's 401(k) plan offers Waddell & Reed managed mutual funds as investment options. No bonus compensation is based upon the amount of the assets under management.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

                                    NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER           AND TOTAL ASSETS BY CATEGORY
---------------------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENTS, INC.
---------------------------------------------------------------------------------------------
William Martin                      Mutual Funds: 13 accounts, $6,693,817,399
                                    total assets
                                    Other Pooled Investment Vehicles: 0
                                    accounts, $0 total assets Other Accounts: 2
                                    accounts, $297,600,783 total assets

---------------------------------------------------------------------------------------------
Wilhelmine von Turk                 Mutual Funds: 6 accounts, $2,309,503,577
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 2 accounts, $297,600,783
                                    total assets
---------------------------------------------------------------------------------------------
Thomas Vaiana                       Mutual Funds: 14 accounts, $9,638,428,207
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 2 accounts, $297,600,783
                                    total assets


                                    NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER           AND TOTAL ASSETS BY CATEGORY
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
FRANKLIN PORTFOLIO ASSOCIATES, LLC
---------------------------------------------------------------------------------------------
Oliver Buckley                      Mutual Funds: 3 accounts, $323,900,000 total
                                    assets
                                    Other Pooled Investment Vehicles: 0
                                    accounts, $0 total assets
                                    Other Accounts: 15 accounts, $4,316,000,000
                                    total assets (3 accounts, $1,496,200 total
                                    assets for which the advisory fee is based
                                    on performance)
---------------------------------------------------------------------------------------------
John Cone                           Mutual Funds: 4 accounts, $11,507,600,000
                                    total assets (2 accounts, $9,134,900,000
                                    total assets for which the advisory fee is
                                    based on performance)
                                    Other Pooled Investment Vehicles: 0
                                    accounts, $0 total assets
                                    Other Accounts: 16 accounts, $4,133,700,000
                                    total assets
---------------------------------------------------------------------------------------------
Kristin Crawford                    Mutual Funds: 4 accounts, $1,392,000,000
                                    total assets
                                    Other Pooled Investment Vehicles: 1 account,
                                    $22,600,000 total assets
                                    Other Accounts: 16 accounts, $1,982,600,000
                                    total assets (2 accounts, $363,200,000 total
                                    assets for which the advisory fee is based
                                    on performance)
---------------------------------------------------------------------------------------------
Langton C. Garvin                   Mutual Funds: 4 accounts, $1,576,500,000
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 1 account, $169,500,000 total
                                    assets Other Accounts: 17 accounts,
                                    $3,094,100 total assets (7 accounts,
                                    $1,714,400,000 total assets for which the
                                    advisory fee is based on performance)
---------------------------------------------------------------------------------------------
THE BOSTON COMPANY ASSET MANAGEMENT,
LLC
---------------------------------------------------------------------------------------------
D. Kirk Henry                       Mutual Funds: 17 accounts,
                                    $7,600,000,000 total assets
                                    Other Pooled Investment
                                    Vehicles: 11 accounts, $5,300,000,000 total
                                    assets
                                    Other Accounts: 79 accounts, $21,100,000,000
                                    total assets ($274,000,000 total assets for
                                    which the advisory fee is based on
                                    performance)
---------------------------------------------------------------------------------------------
Andrew Johnsen                      Mutual Funds:
                                    17 accounts, $7,600,000,000 total assets
                                    Other Pooled Investment
                                    Vehicles: 11 accounts, $5,300,000,000 total
                                    assets
                                    Other Accounts: 79 accounts,
                                    $21,100,000,000 total assets ($274,000,000
                                    total assets for which the advisory fee is
                                    based on performance)

---------------------------------------------------------------------------------------------
Carolyn Kedersha                    Mutual Funds: 17 accounts, $7,600,000,000
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 11 accounts, $5,300,000,000 total
                                    assets
                                    Other Accounts: 79 accounts,
                                    $21,100,000,000 total assets ($274,000,000
                                    total assets for which the advisory fee is
                                    based on performance)
---------------------------------------------------------------------------------------------
Param Roychoudhury                  Mutual Funds: 17 accounts, $7,600,000,000
                                    Other Pooled Investment
                                    Vehicles: 11 accounts, $5,300,000,000 total
                                    assets
                                    Other Accounts: 79 accounts,
                                    $21,100,000,000 total assets ($274,000,000
                                    total assets for which the advisory fee is
                                    based on performance)
---------------------------------------------------------------------------------------------
Clifford Smith                      Mutual Funds: 17 accounts, $7,600,000,000
                                    total assets Other Pooled Investment
                                    Vehicles: 11 accounts, $5,300,000,000 total
                                    assets
                                    Other Accounts: 79 accounts,
                                    $21,100,000,000 total assets ($274,000,000
                                    total assets for which the advisory fee is
                                    based on performance)
---------------------------------------------------------------------------------------------

                                    NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER           AND TOTAL ASSETS BY CATEGORY
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
EPOCH INVESTMENT PARTNERS, INC.
---------------------------------------------------------------------------------------------
William W. Priest                   Mutual Funds: 3 accounts, $193,142,714 total
                                    assets
                                    Other Pooled Investment
                                    Vehicles: 18 accounts, $1,175,997,275 total
                                    assets
                                    Other Accounts: 124 accounts,
                                    $656,424,615 total assets (4 accounts,
                                    $24,305,632 total assets for which the
                                    advisory fee is based on performance)
---------------------------------------------------------------------------------------------
David N. Pearl                      Mutual Funds: 2 accounts, $78,064,188 total
                                    assets
                                    Other Pooled Investment
                                    Vehicles: 18 accounts, $1,175,997,275 total
                                    assets
                                    Other Accounts: 124 accounts,
                                    $656,424,615 total assets (4 accounts,
                                    $24,305,632 total assets for which the
                                    advisory fee is based on performance)
---------------------------------------------------------------------------------------------
Joseph W. Donaldson                 Mutual Funds: 0 accounts, $0 total assets
                                    Other Pooled Investment
                                    Vehicles: 4 accounts, $173,931,793 total
                                    assets
                                    Other Accounts: 3 accounts,
                                    $18,419,746 total assets
---------------------------------------------------------------------------------------------
FUND ASSET MANAGEMENT, L.P.
---------------------------------------------------------------------------------------------
Debra Jelilian                      Mutual Funds: 16 accounts, $6,769,258,113
                                    total assets (4 accounts, $186,422,729 total
                                    assets for which the advisory fee is based
                                    on performance)
                                    Other Pooled Investment
                                    Vehicles: 27 accounts, $11,986,017,692 total
                                    assets (3 accounts, $1,006,682,718 total
                                    assets for which the advisory fee is based
                                    on performance)
                                    Other Accounts: 33 accounts, $37,991,839,262
                                    total assets (2 accounts, $1,543,833,412 for
                                    which the advisory fee is based on
                                    performance)
---------------------------------------------------------------------------------------------
Jeffrey Russo                       Mutual Funds: 16 accounts, $6,769,258,113
                                    total assets (4 accounts, $186,422,729 total
                                    assets for which the advisory fee is based
                                    on performance)
                                    Other Pooled Investment
                                    Vehicles: 27 accounts, $11,986,017,692 total
                                    assets (3 accounts, $1,006,682,718 total
                                    assets for which the advisory fee is based
                                    on performance)
                                    Other Accounts: 33 accounts, $37,991,839,262
                                    total assets (2 accounts, $1,543,833,412 for
                                    which the advisory fee is based on
                                    performance)
---------------------------------------------------------------------------------------------
FEDERATED INVESTMENT COUNSELING
---------------------------------------------------------------------------------------------
Mark Durbiano                       Mutual Funds: 10 accounts, $4,397,310,000
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 3 account, $317,780,000,000 total
                                    assets
                                    Other Accounts: 4 accounts,
                                    $123,190,000 total assets
---------------------------------------------------------------------------------------------
Nathan Kehm                         Mutual Funds: 8 accounts, $3,307,050,000
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 1 account, $60,660,000 total
                                    assets Other Accounts: 2 accounts,
                                    $84,680,000 total assets
---------------------------------------------------------------------------------------------
GARTMORE GLOBAL PARTNERS
---------------------------------------------------------------------------------------------
Peter Dalgliesh                     Mutual Funds: 3 accounts, $564,907,573 total
                                    assets (1 accounts, $49,398,392 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Pooled Investment
                                    Vehicles: 4 accounts, $951,848,714 total
                                    assets
                                    Other Accounts: 0 accounts, $0 total
                                    assets
---------------------------------------------------------------------------------------------

                                    NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER           AND TOTAL ASSETS BY CATEGORY
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Philip Ehrmann                      Mutual Funds: 4 accounts, $575,745,582 total
                                    assets (2 accounts, $60,236,401 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Pooled Investment
                                    Vehicles: 8 accounts, $1,468,932,986 total
                                    assets
                                    Other Accounts: 1 account, $5,840,638
                                    total assets
---------------------------------------------------------------------------------------------
Michael Gleason                     Mutual Funds: 1 account, $150,694,323 total
                                    assets
                                    Other Pooled Investment Vehicles: 0
                                    accounts, $0 total assets
                                    Other Accounts: 0 accounts, $0 total assets
---------------------------------------------------------------------------------------------
Brian O'Neill                       Mutual Funds: 4 accounts, $149,698,611 total
                                    assets (2 accounts, $60,631,542 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Pooled Investment
                                    Vehicles: 2 accounts, $335,487,996 total
                                    assets
                                    Other Accounts: 3 accounts,
                                    $177,298,852 total assets
---------------------------------------------------------------------------------------------
Neil Rogan                          Mutual Funds: 4 accounts, $149,698,611 total
                                    assets (2 accounts, $60,631,542 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Pooled Investment
                                    Vehicles: 2 accounts, $328,104,328 total
                                    assets (2 accounts, $328,104,328 total
                                    assets for which the advisory fee is based
                                    on performance)
                                    Other Accounts: 2 accounts, $178,698,949
                                    total assets (2 accounts, $178,698,949 total
                                    assets for which the advisory fee is based
                                    on performance)
---------------------------------------------------------------------------------------------
Ben Walker                          Mutual Funds: 6 accounts, $198,067,506 total
                                    assets (3 accounts, $69,609,455 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Pooled Investment
                                    Vehicles: 1 account, $0 total assets
                                    Other Accounts: 3 accounts, $178,698,949
                                    total assets (2 accounts, $178,698,949 total
                                    assets for which the advisory fee is based
                                    on performance)
---------------------------------------------------------------------------------------------
GARTMORE MUTUAL FUNDS CAPITAL TRUST
---------------------------------------------------------------------------------------------
Christopher Baggini                 Mutual Funds: 5 accounts, $761,232,815 total
                                    assets (2 accounts, $220,383,247 total
                                    assets for which the advisory fee is based
                                    on performance)
                                    Other Pooled Investment
                                    Vehicles: 5 accounts, $265,871,970 total
                                    assets (3 accounts, 89,449,990 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Accounts: 0 accounts, $0 total assets
---------------------------------------------------------------------------------------------

Douglas Burtnick                    Mutual Funds: 7 accounts, $807,945,817 total
                                    assets (3 accounts, $238,629,432 for which
                                    the advisory fee is based on performance)
                                    Other Pooled Investment Vehicles: 5
                                    accounts, $265,871,970 total assets (3
                                    accounts, $89,449,990 total assets for which
                                    the advisory fee is based on performance)
                                    Other Accounts: 0 accounts, $0 total assets
---------------------------------------------------------------------------------------------
Joseph A. Cerniglia                 Mutual Funds: 0 accounts, $0 total assets
                                    Other Pooled Investment
                                    Vehicles: 2 accounts, $3 billion total
                                    assets
                                    Other Accounts: 10 accounts, $3 billion
                                    total assets ($1.75 billion total assets for
                                    which advisory fee is based on performance)
---------------------------------------------------------------------------------------------

                                    NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER           AND TOTAL ASSETS BY CATEGORY
---------------------------------------------------------------------------------------------
Paul Cluskey                        Mutual Funds: 2 accounts, $93,340,502 total
                                    assets (1 account, $27,704,476 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 0 accounts, $0 total assets
---------------------------------------------------------------------------------------------
William Gerlach                     Mutual Funds: 5 accounts, $471,527,821 total
                                    assets (1 account, $34,697,047 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 4 accounts, $214,035,488
                                    total assets
---------------------------------------------------------------------------------------------
Robert Glise                        Mutual Funds: 2 accounts, $265,053,264 total
                                    assets
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 12 accounts, $279,615,872
                                    total assets
---------------------------------------------------------------------------------------------
Gary Haubold                        Mutual Funds: 8 accounts, $3,472,473,120
                                    total assets (2 accounts, $40,019,953 total
                                    assets for which the advisory fee is based
                                    on performance)
                                    Other Pooled Investment
                                    Vehicles: 3 accounts, $73,505,733 total
                                    assets
                                    Other Accounts: 12 accounts, $2,583,183,633
                                    total assets
---------------------------------------------------------------------------------------------
Gary Hunt                           Mutual Funds: 3 accounts, $1,521,370,000
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 0 account, $0 total assets
                                    Other Accounts: 0 accounts, $0 total assets
---------------------------------------------------------------------------------------------
William Miller                      Mutual Funds: 2 accounts, $2,995,622,394
                                    total assets
                                    Other Pooled Investment
                                    Vehicles:  0 accounts, $0 total assets
                                    Other Accounts:  11 accounts, $2,581,752,411
                                    total assets
---------------------------------------------------------------------------------------------
Charles Purcell                     Mutual Funds: 4 accounts, $436,830,774 total
                                    assets
                                    Other Pooled Investment
                                    Vehicles:  0 accounts, $0 total assets
                                    Other Accounts:  4 accounts, $214,035,488
                                    total assets
---------------------------------------------------------------------------------------------
Stuart Quint                        Mutual Funds: 2 accounts, $46,713,001 total
                                    assets (1 account, $18,246,185 total assets
                                    for which the advisory fee is based on
                                    performance)
                                    Other Pooled Investment Vehicles: 2
                                    accounts, $165,116,454 total assets
                                    Other Accounts: 0 accounts, $0 total assets
---------------------------------------------------------------------------------------------
Jayne Stevlingson                   Mutual Funds: 1 account, $3,312,452 total
                                    assets Other Pooled Investment
                                    Vehicles:  0 accounts, $0 total assets
                                    Other Accounts:  0 accounts, $0 total assets
---------------------------------------------------------------------------------------------
J.P. MORGAN INVESTMENT MANAGEMENT
INC.
---------------------------------------------------------------------------------------------
Chris Blum                          Mutual Funds: 17 accounts, $3,542,000,000
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 7 accounts, $1,101,400,000 total
                                    assets
                                    Other Accounts: 13 accounts, $1,103,500,000
                                    total assets
---------------------------------------------------------------------------------------------
Patrik Jakobson                     Mutual Funds: 1 accounts, $720,000,000 total
                                    assets
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 32 accounts, $3,658,000,000
                                    total assets
---------------------------------------------------------------------------------------------

                                    NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER           AND TOTAL ASSETS BY CATEGORY
---------------------------------------------------------------------------------------------
Anne Lester                         Mutual Funds: 3 accounts, $933,000,000 total
                                    assets
                                    Other Pooled Investment Vehicles: 7
                                    accounts, $496,000,000 total assets
                                    Other Accounts: 31 accounts, $1,618,000,000
---------------------------------------------------------------------------------------------
Dennis Ruhl                         Mutual Funds: 17 accounts, $3,542,000,000
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 7 accounts, $1,101,400,000 total
                                    assets
                                    Other Accounts: 13 accounts, $1,103,500,000
                                    total assets
---------------------------------------------------------------------------------------------
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
---------------------------------------------------------------------------------------------
W. David Armstrong                  Mutual Funds: 15 accounts, $7,205,687,230
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 6 accounts, $771,200,000
                                    total assets
---------------------------------------------------------------------------------------------
Sam Chainani                        Mutual Funds: 33 accounts, $15,594,023,614
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 4 accounts, $1,300,000,000 total
                                    assets
                                    Other Accounts: 10,850 accounts,
                                    $2,900,000,000 total assets (1 account,
                                    $216,000,000 total assets for which the
                                    advisory fee is based on performance)
---------------------------------------------------------------------------------------------
David Cohen                         Mutual Funds: 33 accounts, $15,594,023,614
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 4 accounts, $1,300,000,000 total
                                    assets
                                    Other Accounts: 10,850 accounts,
                                    $2,900,000,000 total assets (1 account,
                                    $216,000,000 total assets for which the
                                    advisory fee is based on performance)
---------------------------------------------------------------------------------------------
David Germany                       Mutual Funds: 4 accounts, $267,411,802 total
                                    assets
                                    Other Pooled Investment Vehicles: 5
                                    accounts, $3,300,000,000 total assets
                                    Other Accounts: 37 accounts, $8,400,000,000
                                    total assets (8 accounts, $2,200,000,000
                                    total assets for which the advisory fee is
                                    based on performance)
---------------------------------------------------------------------------------------------
David Horowitz                      Mutual Funds: 23 accounts, $22,457,817,037
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 1 account, $243,800,000 total
                                    assets
                                    Other Accounts: 35 accounts, $5,800,000,000
                                    total assets (2 accounts, $425,000,000 total
                                    assets for which the advisory fee is based
                                    on performance)
---------------------------------------------------------------------------------------------
Gordon Loery                        Mutual Funds: 11 accounts, $2,082,966,549
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 5 accounts, $934,000,000 total
                                    assets
                                    Other Accounts: 1 account, $1,100 total
                                    assets
---------------------------------------------------------------------------------------------
Dennis Lynch                        Mutual Funds: 33 accounts, $15,594,023,614
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 4 accounts, $1,300,000,000 total
                                    assets
                                    Other Accounts: 10,850 accounts,
                                    $2,900,000,000 total assets (1 account,
                                    $216,000,000 total assets for which the
                                    advisory fee is based on performance)
---------------------------------------------------------------------------------------------
Abigail McKenna                     Mutual Funds: 7 accounts, $1,148,257,526
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 6 accounts, $571,000,000 total
                                    assets
                                    Other Accounts: 3 accounts, $589,700,000
                                    total assets
---------------------------------------------------------------------------------------------
Alexander Norton                    Mutual Funds: 33 accounts, $15,594,023,614
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 4 accounts, $1,300,000,000 total
                                    assets
                                    Other Accounts: 10,850 accounts,
                                    $2,900,000,000 total assets (1 account,
                                    $216,000,000 total assets for which the
                                    advisory fee is based on performance)

                                    NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER           AND TOTAL ASSETS BY CATEGORY
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Roberto Sella                       Mutual Funds: 15 accounts, $10,528,680,500
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 32 accounts, $7,800,000,000
                                    total assets (2 accounts, $714,400,000 total
                                    assets for which the advisory fee is based
                                    on performance)

---------------------------------------------------------------------------------------------
NEUBERGER BERMAN, LLC
---------------------------------------------------------------------------------------------
Robert D'Alelio                     Mutual Funds: 5 accounts, $11,544,160,461
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 26 accounts, $2,225,957,124 total
                                    assets
                                    Other Accounts: 396 account, $204,166,224
                                    total assets

---------------------------------------------------------------------------------------------
Judith Vale                         Mutual Funds: 5 accounts, $11,544,160,461
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 26 accounts, $2,225,957,124 total
                                    assets
                                    Other Accounts: 396 account, $204,166,224
                                    total assets
---------------------------------------------------------------------------------------------
OBERWEIS ASSET MANAGEMENT, INC.
---------------------------------------------------------------------------------------------
James Oberweis                      Mutual Funds: 11 accounts, $800,813,085
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 0 accounts, $0 total assets
                                    Other Accounts: 57 accounts, $907,006,395
                                    total assets ($78,666,846 total assets for
                                    which the advisory fee is based on
                                    performance)
---------------------------------------------------------------------------------------------
VAN KAMPEN ASSET MANAGEMENT
---------------------------------------------------------------------------------------------
R. Robert Baker, Jr.                Mutual Funds: 16 accounts, $26,567,977,870
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 2 accounts, $1,200,000,000 total
                                    assets
                                    Other Accounts: 18,999 accounts,
                                    $2,200,000,000 total assets
---------------------------------------------------------------------------------------------
Kevin Holt                          Mutual Funds: 16 accounts, $26,567,977,870
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 2 accounts, $1,200,000,000 total
                                    assets
                                    Other Accounts: 18,999 accounts,
                                    $2,200,000,000 total assets

---------------------------------------------------------------------------------------------
Jason Leder                         Mutual Funds: 16 accounts, $26,567,977,870
                                    total assets
                                    Other Pooled Investment
                                    Vehicles: 2 accounts, $1,200,000,000 total
                                    assets
                                    Other Accounts: 18,999 accounts,
                                    $2,200,000,000 total assets
---------------------------------------------------------------------------------------------
WADDELL & REED
---------------------------------------------------------------------------------------------
Kenneth McQuade                     Mutual Funds: 4 accounts, $582,970,283 total
                                    assets
                                    Other Pooled Investment
                                    Vehicles: 4 accounts, $126,146,764 total
                                    assets
                                    Other Accounts: 29 accounts, $1,312,773,693
                                    total assets
---------------------------------------------------------------------------------------------
Mark Seferovich                     Mutual Funds: 4 accounts, $582,970,283 total
                                    assets
                                    Other Pooled Investment
                                    Vehicles: 4 accounts, $126,146,764 total
                                    assets
                                    Other Accounts: 30 accounts, $1,312,896,473
                                    total assets
---------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

GARTMORE MUTUAL FUND CAPITAL TRUST, GARTMORE GLOBAL ASSET MANAGEMENT TRUST AND GARTMORE GLOBAL PARTNERS (COLLECTIVELY, "GARTMORE"):

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate Gartmore or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

AMERICAN CENTURY INVESTMENTS, INC.

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

INTRODUCTION

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("TBCAM") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM. These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another. This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM. Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.

NEW INVESTMENT OPPORTUNITIES

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

INVESTMENT OBJECTIVES

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account. To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of TBCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

PERSONAL INTEREST

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE DIRECTORSHIP

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities. In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.

PROXY VOTING

Potential Conflict: Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts. Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM's clients. Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
(b) in anticipation of the effect of such recommendation on the market price. Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

SOFT DOLLARS

Potential Conflict: Use of client commissions to pay for services that benefit TBCAM and not client accounts. It is the policy of TBCAM to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

CONSULTANT BUSINESS

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business. TBCAM does not pay referral fees to consultants.

GIFTS

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. TBCAM's Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees. TBCAM has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, TBCAM has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

FRANKLIN PORTFOLIO ASSOCIATES ("FPA")

FPA's portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

Franklin Portfolio Associates has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. We have developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

EPOCH INVESTMENT PARTNERS, INC. ("EPOCH")

Epoch does not believe that any material conflicts exist between Mr. Priest's, Mr. Pearl's and Mr. Donaldson's portfolio management of the Gartmore GVIT Small Cap Value Fund (the "Fund") and their management of other commingled and private accounts. Epoch believes that the allocation of investment opportunities is not an issue between the Fund and the other commingled and private accounts because investment opportunities are allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of these other commingled and private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the other commingled accounts invest all, or a substantial portion of their assets in non-U.S. securities or in large-, mid- or small-capitalization securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities.

FUND ASSET MANAGEMENT, L.P.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

FEDERATED INVESTMENT COUNSELING

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

NEUBERGER BERMAN LLC

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OBERWEIS ASSET MANAGEMENT, INC.

James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the GVIT Small Cap Growth Fund. Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based upon the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the GVIT Small Cap Growth Fund. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the GVIT Small Cap Growth Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the GVIT Small Cap Growth Fund.

However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

WADDELL & REED

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

   o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of the portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of this Fund.

   o The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the Fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed's adopted Allocation Procedures.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics and Allocation Procedures, as identified, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.